EXHIBIT 10.38

                  LOAN AND GUARANTY AGREEMENT

                   DATED AS OF JULY 14, 1995

                             AMONG

                         SHOWBOAT, INC.
                          AS BORROWER

                              AND

                  SHOWBOAT OPERATING COMPANY,
                      OCEAN SHOWBOAT, INC.
                              AND
                  ATLANTIC CITY SHOWBOAT, INC.
                         AS GUARANTORS

                              AND

                       NATWEST BANK, N.A.
                           AS LENDER

1.  DEFINITIONS                                                 1

2.  THE LOANS                                                  12
            SECTION 2.01.  REVOLVING CREDIT FACILITY LOANS.    12
            SECTION 2.02.  TERM LOAN FACILITY.                 12
            SECTION 2.03.  MAKING OF LOANS.                    12
            SECTION 2.04.  NOTES.                              13
            SECTION 2.05.  INTEREST ON NOTES                   13
            SECTION 2.06.  FEES                                14
            SECTION 2.07.  PREPAYMENT OF LOANS                 14

3.  REPRESENTATIONS AND WARRANTIES                             14
            SECTION 3.01.  CORPORATE EXISTENCE AND POWER       15
            SECTION 3.02.  CORPORATE AUTHORITY AND NO          15
                           VIOLATION
            SECTION 3.03.  GOVERNMENTAL APPROVAL               15
            SECTION 3.04.  FINANCIAL CONDITION                 16
            SECTION 3.05.  NO MATERIAL ADVERSE CHANGE          16
            SECTION 3.06.  SUBSIDIARIES                        16
            SECTION 3.07.  TRADEMARKS, PATENTS AND OTHER       16
                           RIGHTS
            SECTION 3.08.  FICTITIOUS NAME                     17
            SECTION 3.09.  TITLE TO PROPERTIES                 17
            SECTION 3.10.  UCC FILING INFORMATION              17
            SECTION 3.11.  LITIGATION                          17
            SECTION 3.12.  FEDERAL RESERVE REGULATIONS         18
            SECTION 3.13.  INVESTMENT COMPANY ACT              18
            SECTION 3.14.  ENFORCEABILITY                      18
            SECTION 3.15.  TAXES                               18
            SECTION 3.16.  COMPLIANCE WITH ERISA               18
            SECTION 3.17.  AGREEMENTS                          19
            SECTION 3.18.  DISCLOSURE                          19
            SECTION 3.19.  ENVIRONMENTAL LIABILITIES           19
            SECTION 3.20.  LABOR MATTERS                       20

4.  CONDITION OF LENDING                                       20
            SECTION 4.01.  CONDITIONS PRECEDENT TO THE LOANS   20
            SECTION 4.02.  CONDITIONS PRECEDENT TO EACH        24
                           BORROWING
            SECTION 4.03.  CONDITIONS TO CONVERSION            25

5.  AFFIRMATIVE COVENANTS                                      25
            SECTION 5.01.  FINANCIAL STATEMENTS, REPORTS,      25
                           ETC.

            SECTION 5.02.  CORPORATE EXISTENCE; COMPLIANCE     27
                           WITH STATUTES
            SECTION 5.03.  INSURANCE                           27
            SECTION 5.04.  TAXES AND CHARGES; INDEBTEDNESS
                           IN ORDINARY COURSE OF BUSINESS.     28
            SECTION 5.05.  CORPORATE NAME; CHIEF EXECUTIVE     29
                           OFFICE
            SECTION 5.06.  ERISA COMPLIANCE AND REPORTS        29
            SECTION 5.07.  USE OF PROCEEDS                     30
            SECTION 5.08.  ACCESS TO BOOKS AND RECORDS;        30
                           EXAMINATIONS
            SECTION 5.09.  MAINTENANCE OF PROPERTIES           30
            SECTION 5.10.  MATERIAL CHANGES                    30
            SECTION 5.11.  ENVIRONMENTAL LAWS                  31
            SECTION 5.12.  FURTHER ASSURANCES; SECURITY        31
                           INTERESTS
            SECTION 5.13.  PROJECT EXPANSIONS                  32
            SECTION 5.14.  ANNUAL CLEANUP PERIOD               32

6.  NEGATIVE COVENANTS                                         33
            SECTION 6.01.  LIMITATION OF INDEBTEDNESS          33
            SECTION 6.02.  LIMITATION OF GUARANTIES            33
            SECTION 6.03.  CHANGE IN BUSINESS                  33
            SECTION 6.04.  CONSOLIDATION, MERGER, SALE         34
                           OR PURCHASE OF ASSETS,ETC.
            SECTION 6.05.  LIMITATION ON LIENS                 34
            SECTION 6.06.  EXECUTIVE OFFICES                   35
            SECTION 6.07.  SALE AND LEASEBACK                  35
            SECTION 6.08.  ERISA COMPLIANCE                    35
            SECTION 6.09.  TRANSACTIONS WITH AFFILIATES        36
            SECTION 6.10.  AMENDMENTS TO EXISTING DOCUMENTS    36
            SECTION 6.11.  HAZARDOUS MATERIALS                 36
            SECTION 6.12.  NO FURTHER NEGATIVE PLEDGES         36
            SECTION 6.13.  CAPITAL FUNDS                       37
            SECTION 6.14.  LEVERAGE RATIO                      37
            SECTION 6.15.  DEBT SERVICE COVERAGE RATIO         37
            SECTION 6.16.  ACCOUNTING PRACTICES                37
            SECTION 6.17.  LIMITATION ON RESTRICTIONS ON       37
                           SUBSIDIARY DIVIDENDS AND OTHER
                           DISTRIBUTIONS, ETC.

7.   EVENTS OF DEFAULT                                         38

8.   GUARANTY                                                  40
            SECTION 8.01.  AGREEMENT OF GUARANTY               40
            SECTION 8.02.  NO IMPAIRMENT OF GUARANTY           41
            SECTION 8.03.  CONTINUATION AND REINSTATEMENT,     42
                           ETC.

            SECTION 8.04.  LIMITATION ON GUARANTEED AMOUNT     42

9.   MISCELLANEOUS                                             42
            SECTION 9.01.  NOTICES                             42
            SECTION 9.02.  SURVIVAL OF AGREEMENT,              43
                           REPRESENTATIONS AND WARRANTIES,
                           ETC.
            SECTION 9.03.  SUCCESSORS AND ASSIGNS;             43
                           SYNDICATIONS; LOAN SALES;
                           PARTICIPATIONS.
            SECTION 9.04.  EXPENSES; DOCUMENTARY TAXES         44
            SECTION 9.05.  INDEMNITY                           44
            SECTION 9.06.  CHOICE OF LAW                       45
            SECTION 9.07.  NO WAIVER                           45
            SECTION 9.08.  EXTENSION OF MATURITY               45
            SECTION 9.09.  AMENDMENTS, ETC                     46
            SECTION 9.10.  SEVERABILITY                        46
            SECTION 9.11.  SERVICE OF PROCESS                  46
            SECTION 9.12.  HEADINGS                            47
            SECTION 9.13.  EXECUTION IN COUNTERPARTS           47
            SECTION 9.14.  ENTIRE AGREEMENT                    47

     EXHIBITS:

            Exhibit 2.04(a)     Revolving Note
            Exhibit 2.04(b)-1   Note Amendment Agreement
                                (Floating Rate)
            Exhibit 2.04(b)-2   Note Amendment Agreement
                                (Fixed Rate)
            Exhibit 4.01(p)     Officers' Certificate


     SCHEDULES:

            Schedule 3.06  List of Showboat, Inc. Subsidiaries
            Schedule 3.07 Proprietary Rights Needed to Conduct Business Which Showboat, Inc. and/or its Subsidiaries Neither Possess Nor Have License to Use
            Schedule 3.08  Fictitious or Trade Names
            Schedule 3.09 List of Real Property Owned or Leased by Showboat, Inc. and/or its Subsidiaries
            Schedule 3.10  Principal Executive Office and
                           Location of Records
            Schedule 3.11  List of  Pending  Lawsuits/Proceedings
                           Schedule   3.17   List  of  Agreements
                           of Showboat, Inc. and its Subsidiaries
                           For Which Loss or Termination May Have
                           Material Adverse Effect
            Schedule 3.19  Environmental Liabilities
            Schedule 6.05  Existing Liens

                 LOAN AND GUARANTY AGREEMENT



      THIS LOAN AND GUARANTY AGREEMENT (the "Agreement") is entered into on July 14, 1995, between and among NATWEST BANK, N.A. a national banking association (hereinafter called "Lender"), with a business office at 10 Exchange Place, Jersey City, New Jersey 07322, and SHOWBOAT, INC., a Nevada corporation with a business address at 2800 Fremont Street, Las Vegas, Nevada 89104 (hereinafter called "Borrower"), and Showboat Operating Company, a Nevada corporation, Ocean Showboat, Inc., a New Jersey corporation and Atlantic City Showboat, Inc., a New Jersey corporation (the "Guarantors") having the addresses set forth on the signature pages hereof.

                      W I T N E S S E T H

      WHEREAS, the Borrower has requested that the Lender make available a committed revolving credit facility in the amount of $25,000,000 for a term of 2 years, after which time the facility may, at the discretion of the Borrower, be converted to a term loan having a remaining term of 3 years; and

      WHEREAS, subject to the terms and conditions set forth herein, the Lender is willing to make the credit facilities available to the Borrower; and

      WHEREAS, the Loan is to be secured by a first lien and security interest in the Atlantic City Showboat and the Las Vegas Showboat, which mortgages and liens are to be in pari passu with the liens and security interests held by the Trustee, and by the guaranty of the Guarantors.

      NOW THEREFORE, in consideration of the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1.  DEFINITIONS

      For the purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated, all accounting terms not otherwise defined herein will have the respective meanings accorded to them under GAAP and all terms defined in the New Jersey Uniform Commercial Code and not otherwise defined herein shall have the respective meanings accorded to them therein. Unless the context otherwise requires, any of the following terms may be used in the singular or plural, depending on the reference:

     "ACSI" means Atlantic City Showboat, Inc.

     "AFFILIATE" means any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such Person possesses, directly or indirectly, power either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGREEMENT" means this Loan Agreement, together with all modifications and amendments thereto.

     "APPLICABLE LAW" means all provisions of statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

     "ATLANTIC CITY SHOWBOAT" means (i) all of ACSI's interest in its hotel casino and related properties located at 801 Boardwalk, Atlantic City, New Jersey and any Project Expansion relating thereto and (ii) any contiguous property acquired by the Borrower or any of its Subsidiaries and any Project Expansion relating thereto.

     "AUSTRALIAN  JOINT  VENTURE"  means  Sydney  Harbour  Casino
Holdings,  Ltd.,  the  holding company  for  the  Sydney  Harbour
Casino, Sydney, New South Wales, Australia, or Sydney Harbour Casino Pty, Ltd. or any other Affiliate of the Borrower holding an interest in the proposed casino in New South Wales, Australia.

     "BOND INDENTURE" means that certain Indenture executed by the Borrower dated as of May 18, 1993 in connection with the issuance by the Borrower of its 9 1/4% First Mortgage Bonds due
2008.

     "BONDS"  means  the  9 1/4%  First Mortgage Bonds  due  2008 issued by the Borrower under the Bond Indenture.

     "BORROWER" means Showboat, Inc.

     "BORROWING" means a borrowing of funds by the Borrower being either a Floating Rate or a LIBOR Based Rate Borrowing advanced by the Lender hereunder on any given day under the Revolving Loan
Facility.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in the State of New York or the State of New Jersey are permitted to close; provided, however, that when used in connection with a LIBOR Borrowing, the term Business Day shall also exclude any day on which banks are not open for dealings in dollar deposits on the London Interbank Market.

     "CAPITAL FUNDS" means the Consolidated Tangible Net Worth of the Borrower less on a consolidated basis the value on the Borrower's books of (i) unamortized debt issuance costs and (ii) loans by the Borrower directly or indirectly to or its investments, directly or indirectly, in Non-Recourse Subsidiaries and Unconsolidated Subsidiaries, plus (iii) Subordinated Debt.

     "CAPITAL LEASE" as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

     "CHANGE OF CONTROL" means any of the following events: (i) the sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Borrower and its
Subsidiaries; (ii) the liquidation or dissolution of the Borrower, (iii) the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Securities and Exchange Act (the "Exchange Act"), proxy vote, written notice or otherwise) the acquisition by any "Person" or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Existing Management, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 30% or more of the total voting power entitled to vote in the election of the Board of Directors of the Borrower or such other Person surviving the transaction; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office; or (v) the Borrower fails to own, directly or indirectly, 100% of the Las Vegas Showboat or the Atlantic City Showboat or 100% of any Person holding a gaming license to operate either the Las Vegas Showboat or the Atlantic City Showboat.

     "CLOSING  DATE"   means  the date on  which  the  conditions
precedent to the making of the Loans as set forth in Section 4.01 have been satisfied or waived, which shall in no event be later than July 15, 1995.

     "CODE" means the Internal Revenue Code of 1986 and the rules and regulations issued thereunder, as now and hereafter in effect, or any successor provision thereto.

     "COLLATERAL" means any assets of the Borrower or of the Guarantors defined as Collateral in any of the Loan Documents.

     "CONSOLIDATED EBITDA" means, without duplication, for any period for which such amount is being determined, the sum of the amounts for such period of (i) net income, (exclusive of (a) interest income, (b) extraordinary items, and (c) the Borrower's equity in income of any Non-Recourse Subsidiaries or Unconsolidated Subsidiaries but including cash distributions of
Consolidated EBITDA of Non-Recourse Subsidiaries or Unconsolidated Subsidiaries received from Non-Recourse Subsidiaries or Unconsolidated Subsidiaries), (ii) provision for income taxes, (iii) depreciation expense, (iv) Consolidated Interest Expense, (v) amortization expense, and (vi) any other non-cash items reducing net income, but each of the above (ii) through (v) only to the extent reducing net income less (vii) any non-cash items increasing net income. All of the foregoing items
(i) through (vii) are otherwise to be determined on a consolidated basis for Borrower and its consolidated subsidiaries in accordance with GAAP. However, notwithstanding the foregoing, the financial information as to items (ii) through (vii) of any Non-Recourse Subsidiaries shall be excluded from the calculation of Consolidated EBITDA hereunder.

     "CONSOLIDATED INTEREST EXPENSE" means for any period for which such amount is being determined, gross interest expense (including that properly attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis; including, without limitation, all capitalized interest, all commissions, discounts and other fees and charges under interest rate protection agreements (including amortization of discount), but excluding interest expense of any Non-Recourse Subsidiary.

     "CONSOLIDATED TANGIBLE NET WORTH" means as at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Borrower and its Subsidiaries on a consolidated after-tax basis determined in accordance with GAAP less the value on the Borrower's books of all intangible assets, on a consolidated basis. However, the equity of the Borrower or its Subsidiaries in any Non-Recourse Subsidiaries and the debt held by the Borrower or its Subsidiaries of any Non-Recourse Subsidiaries shall be excluded in the calculation of Consolidated Tangible Net Worth.

     "CONSOLIDATED TOTAL LIABILITIES" means the amount of liabilities (excluding liabilities of Non-Recourse Subsidiaries) which would appear on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP. Consolidated Total Liabilities shall also include without duplication the amount of all Guaranties, except that Consolidated Total Liabilities shall include guaranties insuring the completion of any construction or development projects only if performance thereon has been demanded, and if performance has been demanded such guaranties shall be included to the extent of the maximum reasonably anticipated liability of the Borrower and its Subsidiaries under such guaranties.

     "CONTRIBUTION AGREEMENT" means the Contribution Agreement substantially in the form of Exhibit 4.01(q) hereto to be entered into by the Borrower and the Guarantors.

     "CONVERSION DATE" means July 14, 1997.

     "CPLTD"  means  current portion of long term debt (excluding
CPLTD of Non-Recourse Subsidiaries) as determined in accordance with GAAP.

     "DEBT SERVICE COVERAGE RATIO" means, for any period, the ratio of the Consolidated EBITDA for such period to the sum of the following: (a) the CPLTD for such period, plus (b) Consolidated Interest Expense for such period plus (c) the current portion of amounts payable under Capital Leases for such period and (d) dividends paid or declared for such period. Non-Recourse Subsidiaries are to be excluded in such calculation.

     "DEBT" means any liability on a Claim. For purposes of this definition, "Claim" means any (i) right to payment whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, legal, equitable, secured or unsecured.

     "DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "ENVIRONMENTAL ACTIONS" refers to any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, local, or municipal agency, department, bureau, office or other authority, or any third party involving a violation of any Environmental Laws or a Hazardous Discharge (i) from or onto any of the real properties or assets owned or leased by the Borrower or any of its Subsidiaries or any tenant, subtenant, prior tenant or prior subtenant of such real properties or (ii) from or onto any facilities which received solid wastes or Hazardous Materials from the Borrower, or any of its Subsidiaries or any tenant, subtenant, prior tenant or prior subtenant of the real properties.

     "ENVIRONMENTAL LAW" means any and all applicable federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material or environmental protection or health and safety, as now or may at any time hereafter be in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. Sec. 1251 et seq., the Clean Air Act ("CAA"), 42 U.S.C. Sec. 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. Sec. 300f et seq., the Surface Mining Control and Reclamation Act Sec. 1201 et seq., ("SMCRA"), 30 U.S.C. Sec. 1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Sec. 9601 et seq., as amended by the Superfunded Amendment and Reauthorization Act of 1986 ("SARA"), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sec.

6901 et seq., the Occupational Safety and Health Act as amended ("OSHA), 29 U.S.C. Sec. 655 and Sec. 657, relevant state laws, together, in each case, with any amendment thereto, and the regulations adopted thereunder and all substitutions thereof.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as such Act may be amended, and the regulations promulgated thereunder.

     "EVENT OF DEFAULT" shall have the meaning given such term in
Article 7 hereof.

     "EXISTING MANAGEMENT" means J. K. Houssels, members of his family and his estate.

     "FIXED RATE OPTION" means the option of the Borrower to elect to pay a fixed rate on the Term Loan Facility pursuant to
Section 2.05(c) below.

     "FLOATING RATE BORROWING" means a Borrowing under the Revolving Loan Facility as to which Borrower has elected the Floating Rate Option.

     "FLOATING RATE OPTION" means Borrower's option, as applicable, to pay interest on Borrowings under the Revolving Loan Facility at the Revolving Loan Floating Rate pursuant to
Section 2.03(a) or at the Term Loan Floating Rate on the Term Loan pursuant to Section 2.05(c) below.

     "GAAP" means generally accepted accounting principles applied in a manner consistent with the most recent accountant-prepared financial statements of the Borrower furnished and acceptable  to  the  Lender pursuant  to  Section  3.04  of  this
Agreement, subject, however to such changes in accounting policies and procedures as shall be in accordance with generally accepted accounting principles.

     "GAMING AUTHORITY" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof, including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the City Council of the City of Las Vegas, and the New Jersey Casino Control Commission with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Borrower or any of its Subsidiaries.

     "GAMING CONTROL ACTS" means the Nevada Gaming Control Act and the New Jersey Casino Control Act, as from time to time amended, or any successor provision of law, and the regulations promulgated thereunder.

     "GAMING PERMITS" means every license, franchise, permit or other authorization on the Closing Date or thereafter required to own, lease, operate or otherwise conduct casino gaming at the Las Vegas Showboat and the Atlantic City Showboat, including, without limitation, all such licenses granted under the Gaming Control Acts, the regulations of the Gaming Authorities and other applicable laws.

     "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or foreign.

     "GUARANTORS" means each of SBOC, OSI and ACSI.

     "GUARANTY" means as to any Person, any direct or indirect obligation of such Person guaranteeing or intended to guarantee any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (c) to purchase property, securities or services, in each case, primarily for the purpose of assuring the owner of any such primary obligation. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

     "HAZARDOUS DISCHARGE" means any releasing, spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of Hazardous Materials from or at any of the properties owned or leased by the Borrower, its Subsidiaries or any tenant, subtenant, prior tenant or prior subtenant of the real properties as well as any at or from any facility which received solid waste or Hazardous Materials generated by the Borrower, its Subsidiaries or any tenant, subtenant, prior tenant or prior subtenant of the real properties.

     "HAZARDOUS MATERIALS" means any compound, element, chemical or compound exhibiting a flammable, explosive, radioactive, corrosive, reactive or toxic characteristic or which is defined as a hazardous material, hazardous waste, hazardous or toxic substance, or similar material under any Environmental Law. This term shall also include raw materials used or stored by Borrower building components, including but not limited to asbestos-containing materials and manufactured products to the extent any of these contain hazardous materials.

     "INDEBTEDNESS" of any Person means, without duplication, (i) the principal of and premium (if any) in respect of (A)
indebtedness   of  such  Person  for  money  borrowed   and   (B)
indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations

(other than obligations described in clauses (i), (ii) and (iii) above) entered into in the ordinary course of business of such
Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations existing at the time under hedging obligations, foreign currency hedges and similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends and distributions of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property as asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured.

     "INTEREST PERIOD" means as to any LIBOR Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is 1,2,3, or 6 months thereafter as Borrower may elect; provided, however, that
(i) if any Interest Period would end on a day which shall not be a Business Day, such interest period shall be extended to the next succeeding Business Day, and (ii) no interest period with respect to a LIBOR Rate Borrowing may be selected which would end later than the Conversion Date.

     "INVESTMENTS" means, with respect to any Person, all investments by such Person in other Persons, including Affiliates (in the form of loans, Guaranties, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, equity interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP).

     "LAS VEGAS SHOWBOAT" means (i) the Borrower's hotel casino and related properties at 2800 Fremont Street, Las Vegas, Nevada and any Project Expansion relating thereto and (ii) any contiguous property acquired by the Borrower or any of its Subsidiaries and any Project Expansion relating thereto.

     "LENDER"   means  Natwest  Bank, N.A.,  its  successors  and
assigns.

     "LEVERAGE RATIO" means the ratio of (a) the sum of (i) Total
Liabilities less (ii) Subordinated Debt over (b) the sum  of  (i)
Consolidated Tangible Net Worth and (ii) total Subordinated Debt.

     "LIBOR BASED RATE"  means the interest rate payable on LIBOR
Rate Borrowings pursuant to the Revolving Note, being the sum of the Adjusted LIBOR Rate as defined in the Note plus 250 basis points (2.50%).

     "LIBOR RATE BORROWING" means a Borrowing under the Revolving
Loan  Facility as to which Borrower has elected the  LIBOR  Based
Rate.

     "LIEN" means any interest in property securing an obligation owed to, or a claim, right or interest of, any Person, whether created by agreement, statute or common law, including without limitation security interest, lien, encumbrance, mortgage, assignment, pledge, conditional sale, lease, consignment or bailment.

     "LOAN"   means the Revolving Loan Facility and/or  the  Term
Loan.

     "LOAN  DOCUMENTS"  means  this   Agreement  and   all  other
agreements, documents or instruments, now or hereafter executed and delivered to evidence or secure the Loan or any of the Obligations.

     "MATERIAL ADVERSE EFFECT" means any circumstances or condition which either individually or when aggregated with other circumstances or conditions has a material adverse effect upon the business, assets or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole.

     "MORTGAGES" means that certain Leasehold Mortgage, Assignment of Rents and Security Agreement issued by ACSI in favor of the Lender (the "Leasehold Mortgage") and that certain Deed of Trust, Assignment of Rents and Security Agreement issued by the Borrower in favor of Lender (the "Deed of Trust"), as amended, supplemented or modified from time to time.

     "MULTI-EMPLOYER  PLAN"  means a plan  described  in  Section
3(37) of ERISA.

     "NON-RECOURSE SUBSIDIARY" means (i) a Subsidiary (other than any Guarantor) or (ii) any entity in which the Borrower or any of its Subsidiaries has an equity investment and pursuant to a contract or otherwise has the right to direct the day-to-day operation of such entity that, in each case, meets all of the requirements of the definition of a "Non-Recourse Subsidiary" contained in Section 1.01 of the Bond Indenture as such definition is set forth in the Bond Indenture dated May 18, 1993. The amendment, modification or termination of the Bond Indenture shall not affect this definition of Non-Recourse Subsidiary herein.

     "NOTE INDENTURE" means that certain indenture executed by the Borrower in connection with its 13% Senior Subordinated Notes due 2009 dated August 10, 1994.

     "NOTES"  OR  "NOTES"  means the Revolving  Note  and/or  the
Revolving Note as amended by the Term Note executed and delivered by the Borrower to the Lender to secure the Loan.

     "OBLIGATIONS" means and includes all loans, advances, debts, liabilities, obligations, guaranties, covenants and duties owing by the Borrower to the lender of any kind and description (whether or not evidenced by this Agreement, any note or other instrument or any other agreement between the Lender and the Borrower and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether similar or dissimilar to advances made under this Agreement, including without limitation any debt, liability or obligation owing from the Borrower to others which the Lender may obtain or has obtained as security by assignment or otherwise.

     "OBLIGOR" refers to the Borrower and the Guarantors or any of them.

     "OSI" means Ocean Showboat, Inc., a New Jersey corporation.

     "PBGC" means the Pension Benefits Guaranty Corporation.

     "PERMITTED LIENS"  means (a) Liens in favor of the Borrower;
(b) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower; PROVIDED, that such Liens were in existence prior to the contemplation of such merger or consolidation and less than one year prior to such Person becoming merged into or consolidated with the Borrower or any of its Subsidiaries; (c) Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary of the Borrower; PROVIDED, that such Liens were in existence prior to the contemplation of such acquisition and less than one year prior to such acquisition; (d) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (e) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; PROVIDED, that any reserve or other appropriate provisions as shall be required in conformity with GAAP shall have been made therefor; (f) ground leases in respect of the real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located;
(g) Liens arising from UCC financing statements regarding property leased by the Borrower or any of its Subsidiaries; (h) easements, rights-of-way, navigational servitudes, restrictions, minor defects or irregularities in title and other similar charges or encumbrances which do not interfere in any material respect with the ordinary conduct of business of the Borrower and its Subsidiaries; and (i) Liens in favor of the Trustee under the Bond Indenture.

     "PERSON"  means individual, corporation, partnership, trust,
unincorporated   association  or  organization,  joint   venture,
governmental authority, or any other entity.

     "PLAN"  means an employee pension benefit plan described  in
Section 3(2) of ERISA, other than a Multiemployer Plan.

     "PRIME RATE" as used in this Agreement shall mean that rate of interest defined as the Prime Rate in the Note.

     "PROJECT EXPANSION" means any addition, improvement, extension or capital repair to the Las Vegas Showboat or the Atlantic City Showboat or any contiguous or adjacent property, including the purchase of real estate or improvements thereon, but excluding separable furniture.

     "REPORTABLE EVENT"  means any reportable event as defined in
Section 4043(b) of ERISA, other than a reportable event as to which provision for 30-day notice to the PBGC would be waived under applicable regulations had the regulations in effect on the Closing Date been in effect on the date of occurrence of such reportable event.

     "REVOLVING LOAN FACILITY" means the Revolving Loan Facility provided pursuant to Section 2.01 below.

     "REVOLVING LOAN FLOATING RATE" means a floating rate equal to the Lender's Prime Rate plus one-half of one percent (.50%).

     "REVOLVING  NOTE"  means  the Note referred  to  in  Section
2.04(a)

     "SBOC" means Showboat Operating Company.

     "SENIOR  SUBORDINATED NOTES"  means 13% Senior  Subordinated
Notes to 2009 issued by Borrower under Indenture dated August 10,
1994.

     "SUBORDINATED DEBT" means indebtedness of the Borrower on a consolidated basis (but excluding Subordinated Debt of Non-Recourse Subsidiaries) which is subordinated in payment to all other Indebtedness and to trade obligations of the Borrower.

     "SUBSIDIARY" means (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any Non-Recourse Subsidiaries.

     "TERM LOAN" means the term loan to be extended under Section
2.02 hereof.

     "TERM LOAN FLOATING RATE" means a floating rate equal to the Lender's Prime Rate plus one percent (1%).

     "TERM NOTE" means the Note Amendment Agreement referred to in Section 2.04(b).

     "TRUSTEE" means IBJ Schroder Bank & Trust Company or its successor as Indenture Trustee under the Bond Indenture.

     "UCC"  refers  to  the  New Jersey Uniform Commercial  Code,
N.J.S.A. 12A:1-101 et seq., as it may be amended from time to time.

     "UNCONSOLIDATED SUBSIDIARIES" means Subsidiaries of a Person or other entities in which such Person holds an equity interest which are not consolidated for financial reporting purposes with the financial statements of such Person under GAAP.


2.  THE LOANS

      SECTION 2.01.  REVOLVING LOAN FACILITY.

      Lender agrees, upon the terms and subject to the conditions hereof, to make advances to the Borrower from time to time from the Closing Date up to and including the Business Day prior to the Conversion Date, in an aggregate amount at any one time outstanding of no more than $25,000,000.

      SECTION 2.02.  TERM LOAN FACILITY.

      On the Conversion Date, upon the terms and subject to the conditions hereof, the principal amount outstanding under the Revolving Loan Facility shall be converted to a term loan payable under the terms described below. Once repaid, amounts outstanding under the Term Loan may not be reborrowed.

      SECTION 2.03.  MAKING OF LOANS.

      (a) Each Borrowing under the Revolving Loan Facility shall be a Floating Rate Borrowing or a LIBOR Rate Borrowing as the Borrower may request subject to and in accordance with this Section and the Revolving Note. Subject to the other provisions of this Section, Borrowings of more than one type may be outstanding at the same time.

      (b) The Borrower shall give the Lender at least three Business Days' prior written, telecopier, facsimile or telephonic (promptly confirmed in writing) notice of each LIBOR Rate Borrowing and at least one Business Day's prior written, telecopier, facsimile or telephonic (promptly confirmed in writing) notice of each Floating Rate Borrowing. Each such notice in order to be effective must be received by the Lender not later than 2:00 p.m. Each such notice shall be irrevocable and shall specify whether the Borrowing then being requested is a LIBOR Rate or a Floating Rate Borrowing and in the case of LIBOR Rate Borrowings, the Interest Period or Interest Periods with respect thereto. If no election of Interest Period is specified in such notice in the case of LIBOR Rate Borrowings, such notice shall be deemed to be a request for an Interest Period of one month. If no election is made as to the type of Borrowing, such notice shall be deemed a request for a Floating Rate Borrowing.

      (c) The aggregate amount of any Borrowing of new funds shall be in an aggregate principal amount of (x) with respect to LIBOR Rate Borrowings, $500,000 (or such lesser amount as shall equal the available but unused portion of the Revolving Credit Facility) or such greater amount which is an integral multiple of $100,000, and (y) with respect to Floating Rate Borrowings, $500,000 (or such lesser amount as shall equal the available but unused portion of the Revolving Credit Facility) or such greater amount which is an integral multiple of $100,000.

      SECTION 2.04.  NOTES.

      (a) The Revolving Credit Borrowings shall be evidenced by a promissory note substantially in the form of Exhibit 2.04(a) in the face of amount of $25,000,000 (the "Revolving Note"), payable to the order of the Lender, duly executed on behalf of the Borrower and dated the Closing Date. The outstanding principal balance of the Revolving Note shall be payable on the Conversion Date, subject to the provisions hereof regarding conversion to the Term Loan.

      (b) The Term Loan made hereunder shall be evidenced by the Revolving Note as amended by the Note Amendment Agreement (the "Term Note") substantially in the form of Exhibit 2.04(b)-1 if the Borrower chooses the Floating Rate Option under Section 2.05 below, or 2.04(b)-2 if the Borrower chooses the Fixed Rate Option, in the face amount of the Term Loan, payable to the order of the Lender, duly executed on behalf of the Borrower and dated the Conversion Date. If the Borrower chooses the Fixed Rate Option, the Borrower shall make equal payments of principal and interest in an amount sufficient to amortize the Term Loan over a remaining term of three (3) years. If the Floating Rate Option is elected, interest shall be paid monthly as accrued, along with equal monthly payments of principal over the following three (3) year period in amounts sufficient to fully repay the Term Loan. The Term Note shall mature on July 14, 2000.

      SECTION 2.05.  INTEREST ON NOTES

      (a) In the case of a LIBOR Rate Borrowing under the Revolving Loan Facility, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBOR Based Rate. Interest shall be payable as set forth in the Revolving Note.

      (b) In the case of a Floating Rate Borrowing under the Revolving Loan Facility, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Revolving Loan Floating Rate. Interest shall be payable on each Floating Rate Borrowing as set forth in the Revolving Note.

      (c) Interest on the Term Loan shall accrue at the Borrower's option either (i) at the Term Loan Floating Rate or
(ii) at a fixed rate determined by the Lender three (3) Business Days prior to the Conversion Date. The Lender shall notify the Borrower four (4) Business Days prior to the Conversion Date of the Fixed Rate which would be applicable if the Borrower chose the Fixed Rate Option. The Borrower will notify the Lender three
(3) Business Days prior to the Conversion Date as to which rate option it elects as to the Term Loan. If no rate option is selected, the Borrower will be presumed to have chosen the Floating Rate Option.

      (d) Anything in this Agreement or the Notes to the contrary notwithstanding, the interest rate on the Loans shall in no event be in excess of the maximum permitted by Applicable Law.

      SECTION 2.06.  FEES

      (a) The Borrower agrees to pay to the Lender an origination fee of $250,000.00, $25,000.00 of which has been paid, and the balance of which shall be paid at Closing.

      (b) The Borrower agrees to pay to the Lender on the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of September, 1995) and (pro-rated for the period from June 30 through the Conversion
Date) on the Conversion Date, a commitment fee of 3/8 of one percent per annum, computed on the basis of the actual number of days elapsed over a year of 360 days, on the average daily unused amount of the Lender's commitment under the Revolving Loan Facility. Such commitment fee shall accrue from the Closing Date.

      (c) The Borrower agrees to pay additional loan fees for certain Revolving Loan Facility Borrowings as set forth in
Section 5.07.

      SECTION 2.07.  PREPAYMENT OF LOANS

      The Borrower's right to prepay principal under the Loans and the right of the Lender to reimbursement for costs resulting from such prepayment are governed by the terms of the Notes.


3.  REPRESENTATIONS AND WARRANTIES

      In order to induce the Lender to enter into this Agreement and to make the Loans provided for herein, Borrower makes the following representations and warranties to, and agreements with, the Lender, all of which shall survive the execution and delivery of this Agreement, the issuance of the Notes and the making of the Loans:

      SECTION 3.01.  CORPORATE EXISTENCE AND POWER.

      Each Obligor has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business so requires it and where a failure to be in good standing as a foreign corporation would have a Material Adverse Effect. Each of the Obligors has the corporate power to own its properties and carry on its businesses as now being conducted, to execute, deliver and perform, as applicable, its obligations under this Agreement, the Notes and the other Loan Documents and other documents contemplated hereby to which it is a party.

      SECTION 3.02.  CORPORATE AUTHORITY AND NO VIOLATION.

      The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the execution and delivery of the Notes and the grant to the Lender of a security interest in the Collateral as contemplated by this Agreement and the mortgage lien contemplated by the Mortgages (a) have been duly authorized by all necessary corporate action on the part of each Obligor, (b) will not violate any provision of any Applicable Law applicable to any party or any of their respective properties or assets, (c) will not violate any provision of the Certificate of Incorporation or By-Laws of any Obligor, or any indenture, any agreement for borrowed money, any bond, note or other similar instrument or any other material agreement to which any Obligors are a party or by which any Obligor or any of their respective properties or assets are bound, (d) will not violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, bond, note, instrument or other agreements of any Obligor and (e) will not result in the creation or imposition of any Lien upon any property or assets of any Obligor other than pursuant to this Agreement or any other Loan Document.

      SECTION 3.03.  GOVERNMENTAL APPROVAL.

      Except for approval from the New Jersey Casino Control Commission and the requirement of providing a 30-day post-closing notice to the Nevada Gaming Commission, no action, consent or approval of, or registration or filing with, or any other action by any Governmental Authority, is required in connection with the execution, delivery and performance by the Obligors of this Agreement or the other Loan Documents except for (i) filings of UCC-1 financing statements in the appropriate offices and (ii) the filing of the Mortgages with the real estate recording offices in the counties in which the real property interest described in such Mortgages are located. The New Jersey Casino Control Commission has granted approval of the transaction contemplated by this Agreement.

      SECTION 3.04.  FINANCIAL CONDITION.

      (a) The audited consolidated financial statements of Borrower at December 31, 1994, in the form previously delivered to the Lender, are complete and correct in all material respects and have been prepared in accordance with GAAP. Such financial statements fairly present the financial condition of the Borrower at the date and for the period indicated and reflect all known liabilities, contingent or otherwise, that GAAP requires, as of such dates, to be shown, reserved against or disclosed in notes to financial statements.

      (b) The unaudited consolidated financial statements for the period ending March 31, 1995, in the form previously delivered to Lender are complete and correct in all material respects. Such financial statements fairly present in all material respects the financial condition of Borrower at the date and for the period indicated and reflect all known liabilities, contingent or otherwise, that GAAP requires as of such dates, to be shown, reserved against or disclosed in notes to financial statements.

      (c) The audited balance sheet and related statements of income and cash flows of ACSI at December 31, 1994, and the unaudited balance sheet and related financial statements for the period ending March 31, 1995 in the form previously delivered to the Lender are prepared in accordance with GAAP. Such financial statements fairly present in all material respects the respective financial condition of ACSI at the respective dates and for the respective periods indicated and reflect all known liabilities, contingent or otherwise that GAAP requires as of such dates, to be shown, reserved against or disclosed in notes to financial statements.

      SECTION 3.05.  NO MATERIAL ADVERSE CHANGE.

      Except for the sale of the Showboat Star Partnership, there has been no material adverse change in the business, assets, condition (financial or otherwise) or results of operations of Borrower since December 31, 1994.

      SECTION 3.06.  SUBSIDIARIES.

      Annexed hereto as Schedule 3.06 is a correct and complete list as of the date hereof of all Subsidiaries of the Borrower showing, as to each Subsidiary, its name, the jurisdiction of its incorporation and the ownership of the capital stock of such Subsidiary.

      SECTION 3.07.  TRADEMARKS, PATENTS AND OTHER RIGHTS.

      (a) Except as specifically noted on Schedule 3.07, the Obligors possess or have a license to use all patents, trademarks, tradenames, and any other material proprietary rights (collectively the "Proprietary Rights") which are required to conduct their respective businesses as conducted by Borrower and its Subsidiaries.

      (b) Except as set forth on Schedule 3.07, (i) there is no claim, suit, action or proceeding pending or to the Borrower's knowledge threatened against Borrower that involves a claim of infringement of any material Proprietary Right and (ii) neither the Borrower nor any of its Subsidiaries has any knowledge of any existing infringement by any other person of any of the material Proprietary Rights.

      SECTION 3.08.  FICTITIOUS NAME.

      None of the Obligors are doing business or intends to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name, except as set forth on Schedule 3.08 hereto.

      SECTION 3.09.  TITLE TO PROPERTIES.

      The Borrower and Subsidiaries will have at the Closing Date good title or valid leasehold interests to each of the properties and assets reflected on the balance sheets referred to in Section
3.04 other than properties or assets disposed of in the ordinary course of business since the date of such balance sheets and all such properties and assets are free and clear of Liens, except Permitted Liens and existing Liens listed on Schedule 6.05.
Schedule 3.09 is a list of all real properties owned or leased by the Borrower or a Subsidiary.

      SECTION 3.10.  UCC FILING INFORMATION.

      The principal executive office of each Obligor is on the date hereof as set forth on Schedule 3.10 hereto, which office is the place where each Obligor is "located" for the purpose of
Section 9-103(3)(d) of the Uniform Commercial Code in effect in the State of New Jersey and the State of Nevada, and the place where each Obligor keeps the records concerning the Collateral on the date hereof or regularly keep any goods included in the Collateral on the date hereof are also listed on Schedule 3.10 hereto.

      SECTION 3.11.  LITIGATION.

      Schedule 3.11 is a list of all lawsuits or other proceedings pending or, to the knowledge of Borrower, threatened against or affecting the Borrower, or any Subsidiary, or any of the respective properties with potential liability in excess of $500,000 or this Agreement or any of the transactions contemplated thereby by or before any Governmental Authority or arbitrator. None of the lawsuits set forth on Schedule 3.11 should reasonably be expected to have a Material Adverse Effect on this Agreement or any of the transactions contemplated hereby. Neither the Borrower nor any of the Subsidiaries is in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority, which default would have a Material Adverse Effect.

      SECTION 3.12.  FEDERAL RESERVE REGULATIONS.

      None of the Obligors are engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock as defined in Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds of the Loan will be used, whether immediately, incidentally or ultimately, to purchase or carry any such stock, to extend credit to others for the purpose of purchasing or carrying any such stock or for any other purpose violative of or inconsistent with any of the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

      SECTION 3.13.  INVESTMENT COMPANY ACT.

      The Borrower is not, or will not during the term of this Agreement be, (x) an "investment company", within the meaning of the Investment Company Act of 1940, as amended or (y) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed or guarantee such indebtedness as contemplated hereby or by any other Loan Documents.

      SECTION 3.14.  ENFORCEABILITY.

      Subject to applicable Gaming Control Acts, this Agreement, the Notes and the other Loan Documents when executed will constitute legal, valid and enforceable obligations of the Borrower and the other Obligors, as applicable (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity.)

      SECTION 3.15.  TAXES.

      The Borrower and each of its Subsidiaries have filed or caused to be filed all federal, state and local tax returns which are required to be filed, and have paid or have caused to be paid all taxes as shown on said returns or on any assessment received by them in writing, to the extent that such taxes have become due, except as permitted by Section 5.04 hereof.

      SECTION 3.16.  COMPLIANCE WITH ERISA.

      Each of the Borrower and its Subsidiaries, as applicable, is in compliance in all material respects with the provisions of ERISA and the Code applicable to Plans, and the regulations and published interpretations thereunder, if any, which are applicable to it. None of the Borrower or any of its Subsidiaries have, with respect to any Plan established or maintained by it, engaged in a prohibited transaction which would subject it to a material tax or penalty on prohibited transactions imposed by ERISA or Section 4975 of the Code. No liability to the PBGC that is material to the Borrower and its Subsidiaries taken as a whole has been or is expected to be incurred with respect to any Plan and there has been no Reportable Event and no other event or condition that presents a material risk of termination of a Plan by the PBGC. None of the Borrower and its Subsidiaries has engaged in a transaction which would result in the incurrence of a material liability under Section 4069 of ERISA. As of the Closing Date, none of the Borrower and Subsidiaries has incurred any liability that would be material to the Borrower and its Subsidiaries taken as a whole on account of a partial or complete withdrawal (as defined in Sections 4203 and 4205 of ERISA, respectively) with respect to any Multiemployer Plan.

      SECTION 3.17.  AGREEMENTS.

      None of the Borrower and its Subsidiaries, is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party which could reasonably be expected to have a Material Adverse Effect. Schedule 3.17 is a list of all agreements of the Borrower and its Subsidiaries, the loss or termination of which could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.18.  DISCLOSURE.

      Neither this Agreement nor any other Loan Document nor any other agreement, document, certificate or statement furnished to the Lender by or on behalf of any Obligor in connection with the transactions contemplated hereby, at the time it was furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made not misleading.

      SECTION 3.19.  ENVIRONMENTAL LIABILITIES.

      (a)   To  the knowledge of the Borrower and except  as  set
forth in Schedule 3.19, none of the Borrower or any of its Subsidiaries has used, stored, treated, transported, manufactured, refined, generated, handled, produced or disposed of any Hazardous Materials on, under, at, from, or in any way affecting any of their properties or assets, or otherwise, in any manner in violation of any Environmental Law, except in each instance such violations as in the aggregate would not have a material adverse effect upon the Borrower and its Subsidiaries taken as a whole.

      (b) To the knowledge of the Borrower and except as set forth in Schedule 3.19, none of the Borrower or its Subsidiaries has any obligations or liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, where such would reasonably be expected to have a Materially Adverse Effect and no Environmental Actions have been filed against the Borrower or its Subsidiaries or any of their respective employees, agents, representatives or predecessors in interest in connection with or in any way arising from  or relating  to  the Borrower  or  its Subsidiaries or  any  of their
respective properties, or relating to or arising from or attributable, in whole or in part, to the manufacturing, processing, distributing, using, treating, storing, disposing, transporting or handling of any Hazardous Materials, by any other Person at or on or under any of the real properties owned or used by the Borrower or its Subsidiaries or any other location where any of the foregoing could reasonably be expected to have a Materially Adverse Effect.

      SECTION 3.20.  LABOR MATTERS.

      Neither Borrower nor any Subsidiary thereof has, in the last five years, experienced any strike, lockout, slowdown or work stoppage due to labor disagreements which has had or may have a Materially Adverse Effect and, to the knowledge of the Borrower or any of its Subsidiaries, there is no such strike, lockout, slowdown or work stoppage threatened against the Borrower or any of its Subsidiaries.


4.  CONDITION OF LENDING

      SECTION 4.01.  CONDITIONS PRECEDENT TO THE LOANS.

      The obligation of the Lender to complete closing hereunder and make the Revolving Credit Facility available is subject to the following conditions precedent:

      (a) Corporate Documents of the Borrower. At the time of the closing of the Revolving Loan Facility the Lender shall have received:

                (i) a copy of the Borrower's Certificate of Incorporation, certified as of a recent date by the Secretary of State of its state of incorporation;

                (ii) certificates of such Secretary of State, dated as of a recent date as to the good standing of and payment of taxes by the Borrower which lists the charter documents on file in the office of such Secretary of State;

                (iii) a certificate dated as of a recent date as to the good standing of the Borrower issued by the Secretary of State of each jurisdiction in which the Borrower is qualified as a foreign corporation; and

                (iv) a certificate of the Secretary of the Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the borrowings hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Notes, and any other documents required or contemplated hereunder or thereunder, (C) that the certificate of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of the Borrower executing this Agreement, the Notes or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)).

      (b)   Corporate  Documents  of  Obligors  (other  than  the
Borrower). At the time of the making of the Revolving Loan, the Lender shall have received for each Obligor (other than the Borrower):

                (i) a copy of such entity's certificate of incorporation, certified as of a recent date by the Secretary of State of the state of incorporation;

                (ii) a certificate of each such Secretary of State, dated as of a recent date as to the good standing of and payment of taxes by such entity which lists the charter documents on file in the office of such Secretary of State;

                (iii) a certificate dated as of a recent date as to the good standing of such entity issued by the Secretary of State of each jurisdiction in which such entity is qualified as a foreign corporation; and

               (iv) a certificate of the Secretary of such entity dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such entity authorizing the execution, delivery and performance in accordance with their respective terms of this Agreement, and any other documents required or contemplated hereunder or thereunder, (C) that the certificate of incorporation of such entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause
          (i) above and (D) as to the incumbency and specimen signature of each officer of such entity executing this Agreement or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)).

      (c) Revolving Note. On or before the Closing Date, the Lender shall have received the Revolving Note, executed on behalf of the Borrower, dated the date thereof, and payable to the order of the Lender in the principal amount equal to the Revolving Loan Facility.

      (d) Opinions of Counsel. The Lender shall have received the favorable written opinion, dated the Closing Date and addressed to the Lender of (i) Kummer, Kaempfer, Bonner & Renshaw, counsel to the Obligors substantially in the form of
Exhibit 4.01(d) hereto, and (ii) such local counsel as the Lender may request regarding perfection of the security interests, validity of the Mortgages and other similar matters.

      (e) Financial Information. The Lender shall have received and be reasonably satisfied with an unaudited statement for Borrower for each month subsequent to December 31, 1994 through April 30, 1995.

      (f) ERISA. The Lender shall have received copies of all Plans of the Borrower and its Subsidiaries that are in existence on the Closing Date, and confirmation satisfactory to the Lender that (i) none of the Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), (ii) no Reportable Event has occurred as to any Plan, and (iii) no termination of, or withdrawal from, any of the Plans has occurred or is contemplated that would result in any liability on the part of the Borrower or any of its Subsidiaries, if the occurrence of any of the foregoing events could reasonably be expected to have a Material Adverse Effect.

      (g) Mortgages. The Loans will be secured by the Deed of Trust executed by the Borrower in favor of the Lender creating a first priority pari passu Lien on the Las Vegas Showboat (including, without limitation, the fee and leasehold interests as well as interests in all furniture, furnishings, fixtures, equipment and other personal property, which are not subject to any Lien permitted to be granted under Section 6.05 hereof in favor of any third party lender providing financing for the acquisition or the lease thereof). The obligations of ACSI hereunder will be secured by its Mortgage and the Assignment of Leases and Rents executed by ACSI in favor of the Lender creating a first priority pari passu Lien on the Atlantic City Showboat (including, without limitation, its fee and leasehold interests as well as interests in all furniture, furnishings, fixtures, equipment and other personal property, which are not subject to any Lien permitted to be granted under Section 6.05 hereof in favor of any third party lender providing financing for the acquisition or the lease thereof). The Lender shall receive evidence reasonably satisfactory to it that the Borrower and ACSI have sufficient right, title and interest to mortgage the real property interests covered under the Mortgages and that all security and mortgage documents necessary to provide the Lender with valid first mortgage liens on the real property interest described in the Mortgages (in pari passu with the Trustee for the benefit of the holders of the Bonds subject to Permitted Liens) have been filed and/or recorded or delivered to the Lender (or to the duly authorized agent of the title insurance company issuing the mortgage title insurance policies in favor of the Lender) in form satisfactory for filing. Lender shall have further received an assignment of rents and leases as to each of the mortgaged properties in the form agreed to by Lender and Borrower.

      (h) Australian Joint Venture. The Lender shall have received a statement prepared and signed by Borrower's counsel summarizing the constituent documents for the Australian Joint Venture and stating the opinion of Borrower's counsel to the effect that (i) neither the Borrower nor any of the Guarantors are, directly or indirectly, through a Subsidiary or otherwise, by way of Guaranty or otherwise, contingent or not contingent, liable for any obligations incurred by or arising out of the Australian Joint Venture and (ii) neither the Borrower nor any of the Guarantors have incurred, directly or indirectly, through a Subsidiary or otherwise any liability under any agreements or commitments to contribute capital to, maintain the net worth of or extend loans or Guarantees for the benefit of the Australian Joint Venture other than as to funds already contributed and reported in writing to the Lender.

      (i) Intercreditor Agreement. An Intercreditor Agreement shall have been executed and delivered by each of Lender, Borrower and the Trustee as to the Atlantic City Showboat and by the Trustee and Lender as to the Las Vegas Showboat in form acceptable to the Lender and in accordance with the Indenture.

      (j) Title Insurance, etc. The Lender shall have received as to the Atlantic City Showboat and the Las Vegas Showboat legal, valid and binding commitments from a title insurance company reasonably acceptable to the Lender, to issue a mortgage title insurance policy in form and substance reasonably satisfactory to the Lender in respect of the Mortgages showing that such Mortgages are valid first liens subject only to Permitted Liens and that such fee or leasehold interest in real property subject to the Mortgages is owned by the Borrower or ACSI, respectively, free of encumbrances other than Permitted Liens.

      (k)   Surveys,  etc.  Lender shall have received  a  survey
(certified in form and by surveyors reasonably acceptable to Lender) relating to the Las Vegas Showboat and the Atlantic City Showboat prepared in accordance with ALTA standards indicating the absence of any encroachments or other title defects and sufficient to induce the Borrower's title insurance company to remove the survey exception.

      (l) Federal Reserve Regulations. The Lender shall be reasonably satisfied that the provisions of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System will not be violated by the transactions contemplated hereby.

      (m) No Material Adverse Change. No change shall have occurred with respect to the Borrower or any of its Subsidiaries since the date of the most recent audited financial statement delivered to the Lender of each such Person having or as could reasonably be expected to have a Material Adverse Effect.

      (n) Insurance. The Borrower shall have furnished the Lender with a summary of all existing insurance coverage and evidence reasonably acceptable to the Lender that the insurance policies required by Section 5.03 (a) and (b) hereof have been obtained and are in full force and effect.

      (o) UCC Financing Statements and UCC Searches, etc. The Obligor shall have received, in each case in form satisfactory to it, (i) UCC financing statements executed on behalf of the Obligor for filing in all jurisdictions in which it shall be necessary or desirable to make a filing in order to provide the Lender with a perfected security interest in the Collateral and
(ii) UCC searches satisfactory to the Lender indicating that no other filings with regard to the Collateral are of record in any of such jurisdictions except in connection with Permitted Liens and existing Liens listed on Schedule 6.05.

      (p) Officers' Certificate. The Lender shall have received a certificate executed by the Chief Executive Officer and Senior
Financial  Officer of the Borrower substantially in the  form  of
Exhibit 4.01(p) hereto.

      (q)   Contribution  Agreement.   The  Obligors  shall  have
executed and delivered the Contribution Agreement.

      SECTION 4.02.  CONDITIONS PRECEDENT TO EACH BORROWING.

      The obligation of the Lender to advance each Borrowing, including its initial advance (but excluding continuations and conversions), is subject to the following conditions precedent:

      (a)  Notice.   The Lender shall have received a notice with
respect to such borrowing as required by Article 2 hereof.

      (b) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the date of each Borrowing hereunder (except to the extent that such representations and warranties related solely to an earlier date) with the same effect as if made on and as of such date except as affected by subsequent transactions contemplated by or permitted by the terms of this Agreement.

      (c) No Event of Default. On the date of each Borrowing hereunder, the Borrower shall be in material compliance with all of the terms and provisions set forth herein to be observed or performed and no Event of Default or Default shall have occurred and be continuing.

      (d) Additional Documents. The Lender shall have received from the Borrower on the date of each Borrowing such documents and information as it may reasonably request prior to such date relating to the satisfaction of the conditions in this Section 4.02.

      Each Borrowing shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section.

      SECTION 4.03.  CONDITIONS TO CONVERSION.

      The  Conversion of the Revolving Loan Facility to the  Term
Loan shall be subject to the following conditions:

      (a) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Loan Documents shall be true and correct in all material respects on and as of the Conversion Date (except to the extent that such representations and warranties related solely to an earlier date) with the same effect as if made on and as of such date except as affected by subsequent transactions contemplated by or permitted by the terms of this Agreement.

      (b) No Event of Default. On the Conversion Date, the Borrower shall be in material compliance with all of the terms and provisions set forth herein to be observed or performed and no Event of Default or Default shall have occurred and be continuing.

      (c)   No  Violations.   The Term Loan shall not violate  or
constitute a breach under the Bond Indenture, the Note  Indenture
or   any  other  agreement  binding  upon  the  Borrower  or  its
Subsidiaries.

      (d)   Delivery  of  Term Note.   The  Borrower  shall  have
executed and delivered the Term Note.

      (e) Additional Documents. The Lender shall have received from the Borrower on or prior to the Conversion Date such documents and information as it may reasonably request prior to such date relating to the satisfaction of the conditions in this
Section 4.03.


5.  AFFIRMATIVE COVENANTS

      From the Closing Date and for so long as the Revolving Loan Facility shall be in effect or any amount shall remain outstanding under any Note or unpaid under this Agreement, the Borrower agrees that, unless the Lender shall otherwise consent in writing, it will, and will cause each of its Subsidiaries to:

      SECTION 5.01.  FINANCIAL STATEMENTS, REPORTS, ETC.

      Deliver to Lender:

      (a) (i) As soon as is practicable, but in any event within 120 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of, and the related consolidated statements of income, shareholders' equity and cash flows for such year, accompanied by an opinion of KPMG Peat Marwick or such other independent certified public accountants of recognized standing as shall be retained by the Borrower and as shall be reasonably satisfactory to the Lender, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion must
(A) be unqualified as to going concern and scope of audit and shall state that such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of the operations and cash flow for the periods indicated and (B) contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements and (ii) as soon as practicable, but in any event within 150 days after the end of each fiscal year of Borrower, the audited consolidating balance sheet of the Borrower and its Subsidiaries as at the end of the related fiscal year and the audited consolidating statements of income, shareholders' equity and cash flow for such fiscal year, along with a report and opinion of independent certified public accountants as in (i) above;

      (b) Annually, within 120 days of fiscal year end, a copy of the Borrower's report on Form 10-K as filed with the Securities and Exchange Commission, along with a copy of the Borrower's annual report to shareholders;

      (c) As soon as is practicable, but in any event sixty (60) days after the end of each fiscal quarter of ACSI, a copy of the quarterly statement of ACSI as filed with the New Jersey Casino
Control Commission.

      (d) Promptly upon receipt thereof, copies of all reports, if any, submitted by independent certified public accountants to the Borrower or any Subsidiary in connection with each annual, interim or special audit of the financial statements of the Borrower or any Subsidiary, including, without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

      (e) Promptly upon their becoming available, copies of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the Securities and Exchange Commission, or any comparable foreign bodies, and of all press releases and other statements made available generally by any of them to the public concerning material developments in the business of the Borrower or its Subsidiaries;

      (f) Promptly upon any executive officer of an Obligor obtaining actual knowledge (a) of any Default or
(b) that any Person has given any notice to any Obligor or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph (e) of Article 7 or any condition or event which would be required to be disclosed in a current report required to be filed by the Borrower with the Securities and Exchange Commission on Form 8-K if the Borrower were required to file such reports under the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder (or any successor thereof), a certificate of the president or Senior Financial Officer of the Borrower specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed
Event of Default or condition and what action the applicable Obligor has taken, is taking and proposes to take with respect thereto;

      (g) Promptly upon any executive officer of an Obligor obtaining actual knowledge of (a) the institution of, or threat of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against the Borrower, any of its Subsidiaries or any of their assets, which involves a claim or amount in dispute in excess of $500,000 or (b) any material development in such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lender), which, in each case might reasonably be expected to have a Material Adverse Effect, the Obligor shall promptly give notice thereof to the Lender and provide such other information as may be reasonably available to it (without waiver of any applicable evidentiary privilege) to enable the Lender to evaluate such matters; and, in addition to the requirements set forth in clauses (a) and (b) of this Section 5.01, the Borrower upon request shall promptly give notice of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Lender pursuant to clause (a) or (b) above to the Lender and provide such other information as may be reasonably available to it to enable the Lender to evaluate such matters; and

      (h) With reasonable promptness, such other information and data with respect to the Borrower and its Subsidiaries as from time to time may be reasonably requested by Lender.

      SECTION   5.02.   CORPORATE   EXISTENCE;  COMPLIANCE   WITH
      STATUTES.

      Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, other than with respect to actions permitted by this Agreement, and use best efforts to preserve, renew and keep in full force and effect all material rights, licenses, permits and franchises and comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority.

      SECTION 5.03.  INSURANCE.

      (a) Keep its assets which are of an insurable character insured (to the extent and for time periods consistent with normal industry practices) by financially sound and reputable insurers against loss or damage by fire, explosion, theft, business interruption or other hazards with coverages which are currently referred to as "basic", "special", "differences in conditions", "earthquake" and "building maintenance" and with such coverages written on a replacement cost basis and with such self-insured retention or deductible levels, as are consistent with normal industry practices and the Borrower's past practices.

      (b) Maintain with financially sound and reputable insurers, commercial general liability insurance and such other insurance against all other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses; provided however, that workmen's compensation insurance or similar coverage may be effected with respect to its operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction.

      (c) Cause all such above-described insurance (excluding worker's compensation insurance) to (1) provide for the benefit of the Lender that 30 days' (10 days in the case of cancellation for non-payment of premium) prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given to the Lender; (2) name Lender as the loss payee (except for third-party liability insurance), provided, however, that absent a Default or Event of Default, the Lender shall, except to the extent otherwise provided herein, instruct the insurer to direct that any insurance proceeds be paid to the Borrower; and (3) to the extent the Lender shall not be liable for premiums or calls, name the Lender as additional assureds.

      (d) The proceeds of any insurance resulting from any damage to or loss or destruction of any Collateral shall be disposed of in accordance with the Mortgages and shall be subject to the Indenture and the Intercreditor Agreements.

      SECTION  5.04.  TAXES AND CHARGES; INDEBTEDNESS IN ORDINARY
      COURSE OF BUSINESS.

      Duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all federal, state or local taxes, assessments, levies and other governmental charges, imposed upon the Borrower or its Subsidiaries or their respective properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any of the property of either the Borrower or its Subsidiaries; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary by the Borrower in accordance with GAAP; and provided, further, that the Borrower will pay all such taxes, assessments, levies or other governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (unless the same is fully bonded or otherwise effectively stayed). The Borrower and its Subsidiaries will promptly pay when due, or in conformance with customary trade terms, all other material Indebtedness incident to its operations; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary, and provided, further that the Borrower will pay all such Indebtedness which, if unpaid, would result in a Lien on its properties.

      SECTION 5.05.  CORPORATE NAME; CHIEF EXECUTIVE OFFICE.

      None of the Obligors will change its corporate name or the location of their respective chief executive offices or any of the offices where any such entity keeps the books and records with respect to the Collateral owned by it without (i) giving the Lender 15 days' written notice of such change and (ii) filing any additional UCC financing statements, mortgages, and such other documents reasonably requested by the Lender or which are otherwise necessary or desirable to continue the first perfected security interest of the Lender.

      SECTION 5.06.  ERISA COMPLIANCE AND REPORTS.

      Furnish to the Lender (a) as soon as practicable, and in any event within 30 days after any executive officer (as defined in Regulation C under the Securities Act of 1933) of the Borrower or any Subsidiary knows that (A) any Reportable Event with respect to any Plan has occurred, a statement of the Senior
Financial Officer of the Borrower, setting forth details as to such Reportable Event and the action which it proposes to take with respect thereto, together with a copy of the notice, if any, required to be filed by the Borrower or any of its Subsidiaries of such Reportable Event given to the PBGC or (B) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan, a Plan has been or is proposed to be terminated in a "distress termination" (as defined in Section 4041(c) of ERISA) proceedings have been instituted to terminate a Plan or a Multiemployer Plan, a proceeding has been instituted to collect a delinquent contribution to a Plan or a Multiemployer Plan, or either Borrower or any of its Subsidiaries will incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Sections 4062, 4063, 4064 of ERISA or the withdrawal or partial withdrawal from a Multiemployer Plan under Sections 4201 or 4204 of ERISA, a statement of the Senior Financial Officer of the Borrower, setting forth details as to such event and the action it proposes of the Lender, copies of each annual and other report with respect to each Plan and (c) promptly after receipt thereof a copy of any notice the Borrower or any of its Subsidiaries may receive from the PBGC relating to the PBGC's intention to terminate any Plan or to appoint a trustee to administer any Plan.

      SECTION 5.07.  USE OF PROCEEDS.

      Use the proceeds of the Revolving Credit Facility solely for general corporate purposes, except that the Borrower may utilize the proceeds of a Borrowing under the Revolving Loan for Investments in or loans to Subsidiaries constituting new projects or for the acquisition cost of new projects only if (i) prior to the Lender's making of the advance for such purpose, the Borrower shall provide to the Lender a written statement signed and certified by its Chief Financial Officer describing the utilization of the funds, and (ii) upon the making of such advance, the Borrower shall pay to the Lender a fee equal to three fourths of one percent (.75%) of the advance.

      SECTION 5.08.  ACCESS TO BOOKS AND RECORDS; EXAMINATIONS.

      Maintain or cause to be maintained at all times books and records of its financial operations (in accordance with GAAP) which shall be true and complete in all material respects and provide the Lender and its representatives access, upon not less than 24 hours advance notice, to all such books and records and to any of their properties or assets during regular business hours, in order that the Lender and its representatives may make such audits and examinations and make abstracts from such books, accounts, records and other papers and may discuss the affairs, finances and accounts with, and be advised as to the same by, officers and independent accountants, all as the Lender and its representatives may deem appropriate. Provided that no Event of Default or Default exists, the Lender shall limit to one the number of field examinations to be performed in each year by the Lender or its representatives, and the cost of such field examination shall be limited to $15,000 each.

      SECTION 5.09.  MAINTENANCE OF PROPERTIES.

      Keep its properties which are material to its business in good repair, working order and condition consistent with industry practice and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereof and (ii) comply in all material respects at all times with the provisions of all material leases and other material agreements to which it is a party so as to prevent any material loss or forfeiture thereof or thereunder.

      SECTION 5.10.  MATERIAL CHANGES.

      Report to the Lender promptly after any executive officer of the Borrower obtains actual knowledge of any Material Adverse
Change in the financial condition or business of the Borrower or any Subsidiary thereof.

      SECTION 5.11.  ENVIRONMENTAL LAWS.

      (a) Promptly notify the Lender following receipt by an officer of the Borrower or any Subsidiary thereof of any actual or threatened Environmental Action or any violation or potential violation of or non-compliance with, or liability or potential liability under any Environmental Laws which, when taken together with all other pending violations could reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries taken as a whole, and promptly furnish to the Lender all material notices of any nature which the Borrower or any Subsidiary thereof may receive from the Governmental Authority or other Person with respect to any Environmental Action, violation, or potential violation of or non-compliance with, or liability or potential liability under any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Material Adverse Effect.

      (b) Comply in all material respects with and use reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with and maintain and use reasonable best efforts to ensure that all tenants and subtenants obtain and comply with all licenses, approvals, registrations or permits required by Environmental Laws.

      (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, reporting and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities subject to the Borrower's or any Subsidiary's right to contest or negotiate any such order or directive in good faith and in compliance with Environmental Laws provided such contest or negotiation is promptly commenced.

      (d) Defend, indemnify and hold harmless the Lender and its respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities (including strict liability), settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to the violation of or non-compliance with any Environmental Laws, or any orders, requirements or demands of Governmental Authorities by the Borrower or any Subsidiary thereof, including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, but excluding therefrom all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses arising out of or resulting from (i) the gross negligence or willful misconduct of any indemnified party or (ii) any acts or omissions of any indemnified party occurring after any indemnified party is in possession of, or controls the operation of, any property or asset.

      SECTION 5.12.  FURTHER ASSURANCES; SECURITY INTERESTS.

      (a) Upon the reasonable request of the Lender duly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of the Borrower, such further instruments as may be necessary or proper, in the reasonable judgment of the Lender, to provide the Lender with a perfected Lien in the Collateral, and to carry out the provisions and purposes of the Loan Documents.

      (b) Upon the reasonable request of the Lender, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable foreign, federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Lender the security interest in the Collateral contemplated by the Loan Documents, and Liens on real property owned by the Borrower or its Subsidiaries, subject to no other Liens except as may be expressly permitted hereunder.

      (c) Promptly undertake to deliver or cause to be delivered to the Lenders from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Lender, as the Lender shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Lender for the benefit of the Lender.

      SECTION 5.13.  PROJECT EXPANSIONS.

      Without affecting the obligations of the Borrower or any Subsidiary under the Mortgage, in the event that the Borrower or any Subsidiary thereof at any time after the date hereof acquires any interest in any Project Expansion, including, without limitation, any leasehold interest (each such interest an "After Acquired Property"), the Borrower shall promptly provide written notice thereof to the Lender, setting forth in reasonable detail a description of the interest acquired, the location of the After Acquired Property, any structures or improvements thereon and an appraisal or its good-faith estimate of the current value of such real property. The Borrower or its Subsidiary will grant and record a mortgage to the Lender on such Project Expansion to the extent not already encumbered in favor of the Lender. In such event, the Borrower or its Subsidiary, as the case may be, shall execute and deliver to the Lender a Mortgage substantially in the form of the applicable Mortgage, together with such of the documents or instruments described in Section 4.01 (j) as the Lender shall reasonably require. The Borrower shall pay all fees and expenses, including, without limitation, reasonable attorneys' fees and expenses and all title insurance charges and premiums, in connection with their obligations under this Section 5.13.

      SECTION 5.14.  ANNUAL CLEANUP PERIOD.

      The Borrower shall ensure that during any 365 day period during the term of the Revolving Loan Facility, there shall be a period of at least thirty (30) consecutive days during which time there is no outstanding balance under the Revolving Loan Facility hereunder.

6.  NEGATIVE COVENANTS

      From the date of the initial Loan and for so long as the Revolving Loan Facility shall be in effect or any amount shall remain outstanding under any Note or unpaid under this Agreement, unless the Lender shall otherwise consent in writing, the
Borrower agrees that it will not, nor will it permit any Subsidiary thereof (other than a Non-Recourse Subsidiary, it being understood that the term "Subsidiaries" as used in this Article refers to Subsidiaries other than Non-Recourse Subsidiaries) to, directly or indirectly:

      SECTION 6.01.  LIMITATION OF INDEBTEDNESS.

      Without the prior written consent of the Lender, incur, assume or suffer to exist any Indebtedness:

           (a) which is secured by a Lien on the Collateral (except for Indebtedness secured by purchase money security interests expressly permitted by Section 6.05 below and the Mortgages and for refinancings of the Bond Indenture pursuant to which (i) no additional funds are borrowed in excess of the refinanced amount of principal, plus transaction costs, (ii) all other terms, including interest rate, are not disadvantageous to the Borrower, and (iii) the maturity of the debt is not thereby shortened); or

           (b)   which  would  violate  the  terms  of  the  Bond
Indenture or the Note Indenture as such terms currently provide without regard to any waiver of the application of such terms or modification of such terms.

      SECTION 6.02.  LIMITATION OF GUARANTIES.

          Assume or incur any Guaranties:

          (a)  which are secured by a Lien on the Collateral; or

          (b)  which  would  violate  the  terms  of  the  Bond
Indenture or the Note Indenture as such terms currently provide without regard to any waiver of the application of such terms or modification of such terms.

      SECTION 6.03.  CHANGE IN BUSINESS.

      Engage in any business other than a gaming related business, including without limitation, the gaming business and other business necessary for, incident to, connected with or arising out of the gaming business (including developing and operating lodging facilities, sports or entertainment facilities, transportation services or other related activities or enterprises and any additions or improvements thereto).

      SECTION  6.04.  CONSOLIDATION, MERGER, SALE OR PURCHASE  OF
ASSETS, ETC.

      Neither the Borrower nor any of its Subsidiaries (in one transaction or series of transactions) will wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of all or substantially all or any of the shares of a Guarantor or more than 30% in value of its assets or agree to do or suffer any of the foregoing, except:

           (a) any Subsidiary of the Borrower may be wound up, liquidated or dissolved, or all or any part of its property or assets may be sold to any wholly-owned domestic Subsidiary of the Borrower or to the Borrower, or merged or consolidated with or into any wholly-owned domestic Subsidiary of the Borrower or into the Borrower; or

           (b) a merger in which the Borrower or one of its Subsidiaries is the surviving corporation, provided there has been no Change of Control and after giving effect to the transaction there shall have been no Default or Event of Default.

      The ability of the Borrower or ACSI to dispose of any of the Collateral is further restricted by the Mortgages (Section
1.10  of  the  Deed  of  Trust  and Section 1.16 of the Leasehold
Mortgage respectively).

      SECTION 6.05.  LIMITATION ON LIENS.

      Suffer any Lien on its property, except:

           (a) deposits under Worker's Compensation, unemployment insurance and Social Security laws or to secure statutory obligations or surety or appeal bonds or performance or other similar bonds in the ordinary course of business, or statutory Liens of landlords, carriers, warehousemen, mechanics and material men and other similar Liens, in respect to liabilities which are not yet due and payable or which are being contested in good faith, Liens for taxes not yet due and payable, and Liens for taxes due and payable, the validity or amount of which is currently being contested in good faith by appropriate proceedings (but provided in each case the foreclosure of such Lien shall not have been commenced unless fully bonded or otherwise effectively stayed);

           (b) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of such Person;

           (c) Liens upon real and/or tangible personal property, which property was acquired after the date of this Agreement (by purchase, construction or otherwise) by the Borrower or any Subsidiary, each of which Liens existed on such property before the time of its acquisition and was not created in anticipation thereof; provided, however, that no such Lien shall extend to or cover any property so acquired and improvements thereon;

           (d) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are promptly commenced (provided that foreclosure or other enforcement proceedings shall not have been commenced unless fully bonded or otherwise effectively stayed);

           (e)  Liens created under any Loan Document;

           (f)  Existing Liens listed on Schedule 6.05;

           (g)  Permitted Liens;

           (h) Liens on the assets acquired or leased with the proceeds of Indebtedness permitted to be incurred pursuant to
Section 6.01 to acquire or to lease tangible assets, provided that such Lien does not extend to any property or assets other than the property or assets so acquired; and

           (i) Liens securing a refinance of the Bond Indenture meeting the requirements of Section 6.01(a) above.

      SECTION 6.06.  EXECUTIVE OFFICES.

      Transfer executive offices, change the corporate name or location of records for Receivables, or keep Inventory or equipment at locations not presently kept or maintained without compliance with Section 5.05.

      SECTION 6.07.  SALE AND LEASEBACK.

      Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions the Borrower sells essentially all of its right, title and interest in a material asset and the Borrower acquires or leases back the right to use such property.

      SECTION 6.08.  ERISA COMPLIANCE.

      Engage in a "prohibited transaction", as defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan or Multiemployer Plan or knowingly consent to any other "party in interest" or any "disqualified person", as such terms are defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code, respectively, engaging in any "prohibited transaction", with respect to any Plan or Multiemployer Plan maintained by the Borrower; or permit any Plan maintained by the Borrower to incur any "accumulated funding deficiency", as defined in Section 302 of ERISA or Section 412 of the Code, unless such incurrence shall have been waived in advance by the Internal Revenue Service; or terminate any Plan in a manner which could result in the imposition of a Lien on any property of the Borrower pursuant to
Section 4068 of ERISA; or breach or knowingly permit any employee or officer or any trustee or administrator of any Plan maintained by

Borrower to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan; engage in any transaction which would result in the incurrence of a liability under Section 5069 of ERISA; or fail to make contributions to a Plan or Multiemployer Plan which results in the imposition of a Lien on any property of the Borrower or any Subsidiary pursuant to Section 302(f) of ERISA or Section 412(n) of the Code, if the occurrence of any of the foregoing events would result in a liability which is materially adverse to the financial condition of the Borrower and its Subsidiaries taken as a whole or would materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or the Notes.

      SECTION 6.09.  TRANSACTIONS WITH AFFILIATES.

      Directly or indirectly enter into any transaction with an Affiliate on terms less favorable (including, but not limited to, price and credit terms) to the Borrower and the Subsidiaries than would be the case if such transaction had been effected by arms length with a Person other than an Affiliate:

      SECTION 6.10.  AMENDMENTS TO EXISTING DOCUMENTS.

      Amend,  waive or in any manner alter the terms of the  Bond
Indenture or the Note Indenture after the Closing Dates, if such amendment, waiver or alteration would materially adversely affect the Lender.

      SECTION 6.11.  HAZARDOUS MATERIALS.

      Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance in all material respects with all applicable Environmental Laws, nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Materials onto any such property or asset in material violation of any Environmental Law.

      SECTION 6.12.  NO FURTHER NEGATIVE PLEDGES.

      Except with respect to prohibitions against other encumbrances on specific property encumbered to secure payment of particular Indebtedness (which Indebtedness related solely to such specific property, and improvements and accretions thereto, and is otherwise permitted hereby), enter into any agreement (other than this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon the properties or assets of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired or requiring an obligation to be secured if some other obligation is secured.

      SECTION 6.13.  CAPITAL FUNDS.

      Permit Capital Funds at any time during the periods referenced below to fall below the amounts indicated below for such period:

      closing  - 12/30/95     $50,000,000
      12/31/95 - 12/30/96      55,000,000
      12/31/96 - 12/30/97      60,000,000
      12/31/97 - 12/30/98      65,000,000
      12/31/98 - 12/30/99      70,000,000
      12/31/99 and thereafter  75,000,000

      SECTION 6.14.  LEVERAGE RATIO.

Permit the Leverage Ratio at the end of any fiscal quarter of the Borrower to exceed 1.70:1.

      SECTION 6.15.  DEBT SERVICE COVERAGE RATIO.

Permit the Debt Service Coverage Ratio as of the last day of any fiscal quarter of the Borrower measured as to the period consisting of such fiscal quarter combined with the three previous fiscal quarters to be less than the amount indicated below for the applicable fiscal quarters indicated below:

      4th Qtr. 1994 - 3d Qtr. 1995   1.50x
      4th Qtr. 1995 - 3d Qtr. 1996   1.30x
      4th Qtr. 1996 - 3d Qtr. 1998   1.40x
      4th Qtr. 1998 and thereafter   1.50x.

      SECTION 6.16.  ACCOUNTING PRACTICES.

      Modify  or   change  financial  accounting  treatments   or
financial reporting practices except as otherwise required by changes in GAAP or alter its fiscal year end.

      SECTION 6.17. LIMITATION ON RESTRICTIONS ON SUBSIDIARY DIVIDENDS AND OTHER DISTRIBUTIONS, ETC.

      Except to the extent otherwise provided in this Agreement, and except as required by a Gaming Control Act or directives of Gaming Authorities as a condition to the renewal of a Gaming Permit concerning the Atlantic City Showboat or the Las Vegas Showboat, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any of the Subsidiaries of the Borrower to (i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any of its Subsidiaries, (ii) make loans or advances to the Borrower or any of its Subsidiaries or (iii) subject to customary provisions in contracts or other agreements entered into in the ordinary course of business, transfer any of its properties or assets to the Borrower or any of its Subsidiaries.

7.   EVENTS OF DEFAULT

      In the case of the happening and during the continuance of any of the following events (herein called "Events of Default"):

           (a) any material representation or warranty made by any Obligor in this Agreement or any other Loan Document or any statement or representation made in any report, financial statement, certificate or other document furnished by or on behalf of the Borrower or any Subsidiary to the Lender under this Agreement, shall prove to have been false or misleading in any material respect when made or delivered;

           (b) default shall be made in the payment of any principal of or interest on the Note or of any fees or other amounts payable by the Borrower hereunder, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and, in the case of payments of interest, such default shall continue unremedied for five Business Days, and in the case of payments other than of any principal amount of, or interest on, the Note, such default shall continue remedied for five Business Days after receipt by the Borrower of an invoice therefor;

           (c) default shall be made by the Borrower or its Subsidiaries in the due observance or performance of any covenant, condition or agreement contained in Section 5.01 (with respect to notice of Default or Events of Default) or Article 6 of this Agreement;

           (d) default shall be made by the Borrower or any Subsidiary in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement, the Mortgages or any other Loan Document and such default shall continue unremedied for 30 days, in each case after the Borrower receives written notice from the Lender;

           (e) default in payment shall be made with respect to any Indebtedness of the Borrower or any Subsidiary in an amount or amounts over $250,000.00 in the aggregate, or in any amount if an Obligation to the Lender, or default with respect to the performance of any other obligation incurred in connection with any such Indebtedness, if the effect of such default is, or with the giving of notice or passage of time or both would be, to accelerate the maturity of such Indebtedness or to permit the holder thereof (after giving effect to any applicable grace periods) to cause such Indebtedness to become due prior to its stated maturity or any such Indebtedness shall not be paid when due, whether at the due date thereof or at acceleration thereof or otherwise;

           (f) the Borrower or any Subsidiary shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any Obligor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; any Obligor shall take any action to authorize any of the foregoing;

           (g) any involuntary case, proceeding or other action against the Borrower or any Subsidiary shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under the law relating to banking, appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of sixty (60) days;

           (h) final judgment(s) for the payment of money in excess of $250,000 shall be rendered against an Obligor which within thirty (30) days from the entry of such judgment shall not have been discharged or stayed pending appeal or which shall not have been discharged within thirty (30) days from the entry of a final order of affirmance on appeal;

           (i) a Reportable Event relating to a failure to meet minimum funding standards or an inability to pay benefits when due shall have occurred with respect to any Plan under the control of an Obligor and shall not have been remedied within 45 days after the occurrence of such Reportable Event, and (i) the Lender shall have notified the Borrower that the Lender made a good faith determination that, on the basis of such "Reportable Event", there are reasonable grounds to believe that such Reportable Event will result in a liability which is materially adverse to the Borrower and its Subsidiaries taken as a whole,
(ii) a trustee shall be appointed by a United States District Court to administer such Plan or (iii) the PBGC shall institute proceedings to terminate such Plan;

           (j) any Person shall have (or an Obligor shall assert that any Person has) a right in the Collateral prior or equal to that of the Lender or the Mortgages shall cease to be in full force and effect or shall no longer grant to the Lender a first mortgage Lien in the property interests subject thereto, in each case, only to Permitted Liens in effect on the date hereof;

           (k) There has occurred any revocation, suspension or loss of any Gaming Permit required to operate the Las Vegas
Showboat or the Atlantic City Showboat (other than any revocation, suspension or loss resulting from an Event of Loss) which results in the cessation of business at either the Las Vegas Showboat or the Atlantic City Showboat for a period of more than 90 consecutive days; then, in every such event and at any time thereafter during the continuance of such event, the Lender may take either or both of the following actions, at the same or different times: terminate forthwith the Revolving Loan Facility and/or declare the principal of and the interest on the Loan and the Note and all other amounts payable hereunder or thereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding. If an Event of Default specified in paragraphs
(f) or (g) above shall have occurred, the principal of and interest on the Loan and the Note and all other amounts payable hereunder or thereunder shall thereupon and concurrently become due and payable without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or the Note to the contrary notwithstanding and the Revolving Loan Facility of the Lender shall thereupon forthwith terminate;

           (l) Entry of a final order or judgment of a court of competent jurisdiction, which judgment has not been stayed on appeal, directing the Borrower to convey to the Atlantic City Housing Authority its title to real property owned by it and constituting part of the Atlantic City Showboat known as Block 13, Lot 144.03, on the tax map of the City of Atlantic City.

8.    GUARANTY

      SECTION 8.01.  AGREEMENT OF GUARANTY.

           (a) Each Guarantor unconditionally and irrevocably guarantees the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this guaranty notwithstanding any extension or renewal of any Obligation.

           (b) To the extent permitted by Applicable Law, each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, the Borrower or any other guarantor, and also waives notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by
(i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other guarantor under the provisions of this Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of the Lender to obtain the consent of the Guarantors with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Agreement, the Note or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Lender for the Obligations or any of them; (v) the failure of the Lender to exercise any right or remedy against any other guarantor of the Obligations; or (vi) the release or substitution of any guarantor.

           (c) Each Guarantor further agrees that this guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and, to the extent permitted by Applicable Law, waives any right to require that any resort be had by the Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit or the books of the Lender in favor of the Borrower, any other guarantor or to any other Person.

           (d) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower and any circumstances affecting the ability of the Borrower to perform under this Agreement.

           (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, the Note or any other instrument evidencing any
Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. The Lender makes no representation or warranty in respect to any such circumstances and has no duty or responsibility whatsoever to the Guarantors in respect to the management and maintenance of the Obligations or any collateral security for the Obligations.

           (f) The Guarantors consent to the provisions of the paragraph of the Note entitled "Security Interest."

      SECTION 8.02.  NO IMPAIRMENT OF GUARANTY.

      The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the Obligations are paid in full.

      SECTION 8.03.  CONTINUATION AND REINSTATEMENT, ETC.

           (a) Each Guarantor further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower or the Guarantors, or otherwise. In furtherance of the provisions of this Article 8 and not in limitation of any other right which the Lender may have at law or in equity against the Borrower or any Guarantor by virtue hereof, upon failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Lender, forthwith pay or cause to be paid to the Lender in cash an amount equal to the unpaid amount of all the Obligations with interest thereon at a rate of interest equal to the rate specified in the Notes, and thereupon the Lender shall assign such Obligation, together with all security interests, if any, then held by the Lender in respect of such Obligation, to the Guarantors making such payments.

           (b) Upon the payment in full of all principal of and interest on the Notes and any other amounts payable by the Borrower under the Loan Documents, the Guarantors shall be subrogated to the rights of the holders of the Notes in respect of any payment or other obligation with respect to which an amount has been payable by the Guarantors hereunder. The Guarantors shall not seek to exercise any rights of subrogation, reimbursement or indemnity arising from payments made by the Guarantors pursuant to the provisions of this Agreement until the full and complete payment or performance and discharge of the Obligations.

      SECTION 8.04.  LIMITATION ON GUARANTEED AMOUNT.

      Notwithstanding any other provision of this Article 8, the amount guaranteed by the Guarantors hereunder shall be limited to the extent, if any, required so that its obligations under this
Article 8 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any applicable state law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Guarantor's obligations hereunder pursuant to the preceding sentence, any rights of subrogation or contribution which such Guarantor may have under this Article 8 or applicable law shall be taken into account.

9.   MISCELLANEOUS

      SECTION  9.01.  NOTICES.

      Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telegraphic communication, if by telex, facsimile telecopy or other telegraphic communications equipment of the sending party hereto, delivered by such equipment) addressed, if to the Lender to it at 1300 Atlantic Avenue, Mezzanine Level, Atlantic City, New Jersey 08401, Attn: John T. Harrison, Vice President, or Showboat, Inc. Account Officer, or if to the Borrower or a Guarantor, to it at its address set forth on the signature page or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or when receipt is acknowledged, if by any telecopy communications equipment of the sender, in each case addressed to such party as provided in this Section 9.01 or in accordance with the latest unrevoked written direction from such party.

      SECTION  9.02.  SURVIVAL OF AGREEMENT, REPRESENTATIONS  AND
      WARRANTIES, ETC.

      All warranties, representations and covenants made by the Borrower herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Lender and issuance and delivery to the Lender of the Notes regardless of any investigation made by the Lender or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Revolving Loan Facility has not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower hereunder.

      SECTION  9.03.  SUCCESSORS AND ASSIGNS; SYNDICATIONS;  LOAN
      SALES; PARTICIPATIONS.

           (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party (provided, however, that the Borrower may not assign its rights hereunder without the prior written consent of the Lender), and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Lender.

           (b) The Lender may without the consent of the Borrower sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its commitment, to advance funds hereunder and the Loans owing to it and the Note or Notes held by it); provided, however, that any such Lender's obligations under this Agreement shall remain unchanged.

           (c) The Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.03, disclose to the assignee or participant any other financial information concerning Obligors furnished to the Lender.

           (d) The Borrower consents that the Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or any Note evidencing such Loan (or any part thereof) to any Federal Reserve Bank.

      SECTION 9.04.  EXPENSES; DOCUMENTARY TAXES.

      The  Borrower  agrees  to pay all reasonable  out-of-pocket
expenses   incurred  by  the  Lender  in  connection   with   the
preparation, execution, delivery and administration of this Agreement (including the cost of field examination fees), the Note and the making of the Loan, as well as all reasonable out-of-pocket expenses incurred by the Lender in the enforcement or protection of the rights of the Lender in connection with this Agreement or the Note, and with respect to any action which may be instituted by any Person against the Lender in respect of the foregoing, or as a result of any transaction, action or nonaction arising from the foregoing, including but not limited to the fees and disbursements of any counsel for the Lenders. Such payments shall be made on demand. The Borrower agrees that it shall indemnify the Lender and hold it harmless against any documentary taxes, assessments or charges made by an Governmental Authority by reason of the execution and delivery of this Agreement or the
Note.   The obligations of the Borrower under this Section  shall
survive the termination of this Agreement and/or the payment of the Loan.

      SECTION  9.05.  INDEMNITY.

      Further,  by the execution hereof, the Borrower  agrees  to indemnify and hold harmless the Lender and its directors, officers, employees and agents (each an "Indemnified Party") from and against any and all expenses, losses, claims, damages and liabilities arising out of any claim, litigation, investigation or proceeding in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities arising out of or resulting from the gross negligence or willful misconduct of any Indemnified Party. If any proceeding, including any governmental investigation, shall be instituted involving any Indemnified Party, in respect of which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof on behalf of such Indemnified Party including the employment of counsel (reasonably satisfactory to such Indemnified Party) and payment of all reasonable expenses. Any Indemnified Party shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such Indemnified Party unless (i) the employment of such separate counsel has been specifically authorized by the Borrower or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Borrower and such Indemnified Party shall have been advised by its counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Borrower shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees or expenses of more than one separate firm of attorneys for all such Indemnified Parties). The Borrower shall not be liable for any settlement of any such proceeding effected without the written consent of the Borrower, but if settled with the written consent of the Borrower or if there is a final judgment for the plaintiff in any such action, the Borrower agrees to indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. At any time after the Borrower has assumed the defense of any proceeding involving any Indemnified Party in respect of which indemnity has been sought against the Borrower, such Indemnified Party may elect, by written notice to the Borrower, to withdraw its request for indemnity and thereafter the defense of such proceeding shall be maintained by counsel of the Indemnified Party's choosing and at the Indemnified Party's expense. The obligations of the Borrower under this Section 9.05 shall survive the termination of this Agreement and/or payment of the Loans.

      SECTION 9.06.  CHOICE OF LAW.

      THIS AGREEMENT AND THE NOTES HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW JERSEY AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      SECTION 9.07.  NO WAIVER.

      No failure on the part of the Lender to exercise, and not delay in exercising, any right, power or remedy hereunder or under the Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 9.08.  EXTENSION OF MATURITY.

      Should any payment of principal of or interest on the Note or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified in the Notes during such extension.

      SECTION 9.09.  AMENDMENTS, ETC.

      No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      SECTION 9.10.  SEVERABILITY.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 9.11.  SERVICE OF PROCESS.

      EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW JERSEY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE LENDER. EACH OBLIGOR TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY. EACH OBLIGOR HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS AS SET FORTH ON THE SIGNATURE PAGE HEREOF. EACH OBLIGOR AGREES THAT THIS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDER. FINAL JUDGMENT AGAINST A BORROWER IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF

INDEBTEDNESS OR LIABILITY OF THE OBLIGOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST AN OBLIGOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE AN OBLIGOR OR SUCH ASSETS MAY BE FOUND.

      SECTION 9.12.  HEADINGS.

      Section  headings used herein are for convenience only  and
are   not  to  affect  the  construction  of  or  be  taken  into consideration in interpreting this Agreement.

      SECTION 9.13.  EXECUTION IN COUNTERPARTS.

      This   Agreement   may  be  executed  in  any   number   of
counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

      SECTION 9.14.  ENTIRE AGREEMENT.

      This Agreement, together with the Loan Documents hereof, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                         BORROWER:
                         SHOWBOAT, INC.

                         By: /s/ R. Craig Bird
                              Name: R. Craig Bird
                              Title: Executive Vice President  of
                                     Finance and Administration
                              Address:  2800 Fremont Street
                                        Las Vegas, NV 89104

                         GUARANTORS:
                         SHOWBOAT OPERATING COMPANY


                         By: /s/ Leann Schneider
                              Name: Leann Schneider
                              Title: Treasurer
                              Address:  2800 Fremont Street
                                        Las Vegas, NV 89104

                         OCEAN SHOWBOAT, INC.

                         By: /s/ R. Craig Bird
                              Name: R. Craig Bird
                              Title: Vice  President  of  Finance
                                     and Administration
                              Address:  801 Boardwalk
                                        Atlantic City, N.J. 08401

                         ATLANTIC CITY SHOWBOAT, INC.


                         By: /s/ Herbert R. Wolfe
                              Name: Herbert R. Wolfe
                              Title: President/CEO
                              Address:  801 Boardwalk
                                        Atlantic City, N.J. 08401


                         LENDER:
                         NATWEST BANK, N.A.


                         By: /s/ John Harrison
                              Name: John Harrison
                              Title: Vice President
                              Address:  1300 Atlantic Avenue
                                        Mezzanine Level
                                        Atlantic City, N.J. 08401

                        REVOLVING NOTE
$25,000,000.00                                      July 14, 1995


     FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "BORROWER") promises to pay to the order of NATWEST BANK, N.A. (hereinafter "LENDER"), at any of its banking offices the principal sum of Twenty-five Million Dollars ($25,000,000.00), or so much thereof as may be advanced pursuant to the terms of the Revolving Loan Facility established under that certain Loan and Guaranty Agreement between the Borrower, the Lender and the Guarantors named therein (the "Loan Agreement"), together with interest thereon, to be payable commencing on the first day of August, 1995, and continuing on the first day of each month thereafter. As to each Borrowing under the Revolving Loan Facility, interest from the date thereof shall accrue on the unpaid principal balance thereof as follows at the Borrower's option at either (i) the Prime Rate (as hereinafter defined) plus one-half of one percent (.5%) (the "Floating Rate" or "Floating Rate Option"); or (ii) the LIBOR Based Rate (the "LIBOR Rate Option"). Lender's PRIME RATE of interest shall mean that rate of interest so designated and established by the Lender from time to time as its reference rate in making loans but which is not necessarily the lowest rate of interest charged by the Lender. The LIBOR Based Rate shall mean a rate per annum equal to Two Hundred Fifty Basis Points (2.5%) plus the Adjusted LIBOR Rate with respect to the applicable LIBOR Interest Period. Each determination of a LIBOR Based Rate shall be made by the Lender and shall be conclusive and binding upon the Borrower absent manifest error. The term "Adjusted LIBOR Rate" shall mean a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product arrived at by multiplying the Base LIBOR Rate with respect to the applicable LIBOR Interest Period by a fraction (expressed as a decimal), the numerator of which shall be the number one and the denominator of which shall be the number one minus the aggregate reserve percentages (expressed as a decimal) from time to time established by the Board of Governors of the Federal Reserve System of the United States and other banking authority to which the Lender is now or hereafter subject, including, but not limited to, at the ratios provided in such Regulation, from time to time, it being agreed that any portion of the Principal bearing interest at a LIBOR Based Rate shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation, and it being further agreed that such Eurocurrency Liabilities shall be deemed subject to such reserve requirements without benefit of or credit for prorations, exceptions or offsets that may be available to the Lender from time to time under such Regulation and irrespective of whether the Lender actually maintains all or any portion of such reserve. The "Base LIBOR Rate" applicable to a particular LIBOR Interest Period shall mean a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollars approximately equal in amount to the Principal of the applicable Borrowing and for a maturity equal to the applicable LIBOR Interest Period are offered in immediately available funds by the National Westminster Bank to leading banks in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, three (3) Business Days prior to the commencement of such LIBOR Interest Period. The term "LIBOR Interest Period" shall mean the period of time defined in the Loan Agreement during which a particular LIBOR Rate will be applicable to any Principal balance in accordance with the provisions of this Note. No LIBOR Interest Period shall extend beyond the Conversion Date. The Principal balance with respect to which a particular LIBOR Interest Period is applicable will bear interest at the LIBOR Based Rate pertaining to such LIBOR Interest Period from and including the first day of such LIBOR Interest Period to, but not including, the last day of such LIBOR Interest Period. Subject to the paragraph immediately below, the Borrower may elect the LIBOR Based Rate only upon written notice to Lender no later than three (3) Business Days prior to the day upon which such Borrowing is requested. If such notice is not received by the Lender by or on such date, the Floating Rate Option shall be deemed to have been elected.

Principal of any LIBOR Rate Borrowing shall be due on the last day of the applicable Interest Period. If not repaid, such principal shall be deemed to have been converted to a Floating Rate Borrowing as of such date, unless three (3) Business Days prior to the last day of such Interest Period the Borrower shall have given notice of a LIBOR Rate Borrowing with respect to such principal amounts intended to be reborrowed as a LIBOR Rate Borrowing. The entire sum of principal, interest, costs and other sums due hereunder shall be due and payable in full on July 14, 1997 (the "Conversion Date") unless the principal sum hereof is converted to a term loan pursuant to the provisions of Section
2.02 of the Loan Agreement.

Capitalization terms used herein which are not otherwise defined shall have the meaning set forth in the Loan Agreement.

LIMITATION ON RATE OPTIONS - Anything herein to the contrary notwithstanding, if, on or prior to the determination of a LIBOR Rate for any Interest Period, the Lender determines in good faith (which determination shall be conclusive) that: (1) By reason of any event affecting the money markets in the United States or the applicable interbank Eurodollar market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for this Loan; or
(2) The rates of interest referred to in this Agreement do not accurately reflect the cost to the Lender of making or maintaining such Loans for such period, then the Lender shall give the Borrower notice thereof (and shall thereafter give the Borrower prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Lender shall be under no obligation to make the LIBOR Rate Option available and the Borrower shall, on the last day of the then current Interest Period, either prepay, without premium or penalty, this Note or select the Floating Rate Option.

PREPAYMENTS (i) The Borrower shall have the right at any time and from time to time to prepay any Floating Rate Borrowing, in whole or in part, without premium or penalty. All prepayments shall be accompanied by accrued interest to the date of prepayment, and shall be applied in inverse order of maturity.

                (ii)   In the case of a LIBOR Rate loan, full  or
partial prepayments in multiples of $100,000.00 shall be permitted during a LIBOR Interest Period provided the Borrower gives Lender not less than five (5) business days prior written notice and such prepayment shall be applied in inverse order of maturity and shall be accompanied by payment of accrued interest to and including the date of prepayment together with Lender's standard LIBOR Rate indemnification fee, which indemnifies the Lender against any and all loss and reasonable expenses which the Lender may sustain or incur as a consequence of the receipt or recovery by the Lender of any Libor Rate borrowing pursuant to this Note and the Loan and Guaranty Agreement, whether by prepayment, acceleration or otherwise. Without limiting the effect of the foregoing, the amount to be paid by the Borrower to the Lender in order to so indemnify the Lender for any loss occasioned by any of the events described above, and as liquidated damages therefor, shall be equal to the excess, discounted to its present value as of the date so received or recovered, of (i) the amount of interest which otherwise would have accrued on the principal balance so received or recovered at the Libor Based Rate during the period (the "Indemnity Period") commencing with the date of such receipt or recovery (the "Commencement Date") to the Rollover Date over (ii) the amount of interest which would be earned by the Lender during the Indemnity Period if it invested, on the Commencement Date, the principal amount so received or recovered at the rate per annum determined by the Lender as the rate it would bid in the London Interbank Market for a deposit of Eurodollars in an amount approximately equal to such principal amount (or part thereof) for a period of time comparable to the Indemnity Period. The term "Rollover Date" applicable to a particular LIBOR Interest Period shall mean the last day of such LIBOR Interest Period. In the event a prepayment is made by virtue of a sale or further encumbering of any security for this Note, or application of insurance proceeds or condemnation award, or is voluntarily made after an Event of Default has occurred, the applicable prepayment premium as set forth under this paragraph will be due and payable on demand.

SECURITY INTEREST - As security for the prompt payment as and when due of all amounts due under this Note, and the Loan Documents including any renewals, extensions and/or modifications hereof (hereinafter collectively referred to as the "LIABILITIES"), in addition to any other security agreement or document granting Lender any rights in any of Obligor's ("OBLIGOR", as used herein, shall include Borrower and all endorsers, sureties and guarantors) property for the purpose of securing the Liabilities, Obligor hereby grants to Lender, subject to the terms of Intercreditor agreements between Lender, Borrower, Guarantor and IBJ Schroder Bank & Trust Company of even date herewith (collectively the "Intercreditor Agreement"), a lien and security interest in and to all property of Obligor, or any of them, which at any time Lender shall have in its possession, or which is in transit to it, including without limitation any balance or share belonging to Obligor or Lender, and any other amounts which may be owing from time to time by Lender to Obligor, or any of them. Said lien and security interest shall be independent of any right of set-off which Lender may have. Such right of set-off shall be deemed to occur at the time Lender first restricts access of Obligor to property in Lender's possession, although such set-off may be entered upon Lender's books and records at a later time.

EVENTS OF DEFAULT - An "Event of Default" hereunder shall have the meaning set forth in the Loan Agreement.

LENDER'S RIGHTS UPON DEFAULT - Upon the occurrence of any Event of Default (subject to any applicable grace and cure period therefor), Lender may:

   (1) accelerate the maturity of this Note and demand immediate payment of all outstanding principal and accrued interest.
   (2)   exercise  its  right of set-off and all of  the  rights,
privileges and remedies of a secured party under the Uniform Commercial Code and all of its rights and remedies under any security agreement, pledge agreement, mortgage, power, this Note or any other note, or other agreement, instrument or document issued in connection with or arising out of any of the
Liabilities, all of which remedies shall be cumulative and not alternative. The net proceeds of any collateral held by Lender as security for any of the Liabilities shall be applied first to the expenses of Lender in preparing the collateral for sale, selling and the like, including, without limitation, reasonable attorneys' fees and expenses incurred by Lender (including fees and expenses of any litigation incident to any of the foregoing), and second, in such order as Lender may elect, in its sole discretion, to the complete satisfaction of all of the Liabilities together with all interest thereon. To the extent permitted by applicable law, Obligor waives and releases any right to require Lender to collect any of the Liabilities to Lender from any other collateral under any theory of marshalling of assets or otherwise, and specifically authorizes Lender to apply any collateral proceeds in which Obligor has any right, title or interest against any of Obligor's Liabilities to Lender in any manner that Lender may determine.

   (3) make a late charge of five percent (5%) of any amount due and unpaid for a period of fifteen (15) days or more.
   (4) Upon five (5) Business Day's written notice to Borrower, begin accruing interest, in addition to any interest provided for above, at a rate not to exceed five percent (5%) per annum on the unpaid principal balance; provided, however, that no interest shall accrue hereunder in excess of the maximum amount of interest then allowed by law. Borrower agrees to pay such accrued interest upon demand. The default rate set forth herein is strictly a measure of liquidated damages to Lender based upon Lender's excess costs involved in the redeployment of funds and is not meant to be construed as a penalty.

MISCELLANEOUS - Borrower hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor, demand, and notice of demand. If this Note is placed in the hands of an attorney for collection, Borrower shall reimburse Lender for any and all of its reasonable attorneys' fees whether or not suit be brought, together with all actual costs and expenses of any legal proceedings. Interest shall be calculated hereunder for the actual number of days that the principal is outstanding, based on a year of three hundred sixty (360) days, unless otherwise specified. As to Floating Rate Borrowings changes in the rate of interest hereon shall become effective on the days on which Lender announces changes in its Prime Rate. THIS NOTE HAS BEEN DELIVERED TO AND ACCEPTED BY LENDER IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. THE PARTIES AGREE TO THE
JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW JERSEY IN CONNECTION WITH ANY MATTER ARISING HEREUNDER, INCLUDING THE COLLECTION AND ENFORCEMENT HEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER, BY ITS ACCEPTANCE OF THIS NOTE AND THE MORTGAGE SECURING THE LOAN, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE MORTGAGE, THE LOAN
AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED AND DELIVERED IN CONNECTION THEREWITH OR THE LOAN.

REGULATORY CHANGES; ADDITIONAL FEES - If any regulatory change or existing law or regulation shall either (i) impose, modify or deem applicable, or result in the application of, any reserve, special deposit, capital maintenance, capital ratio or similar requirement against fixed rate loans or loan commitments made by the Lender or against any other extensions of credit or commitments to extend credit or other assets of or any deposits or other liabilities taken or entered into by Lender or (ii) impose on Lender any other condition regarding the Loan or the Prime Rate, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to Lender of making or maintaining, or to impose upon Lender or increase any capital requirement applicable as a result of the making or maintenance of this Loan or the obligation of the Borrower hereunder or to reduce the amounts receivable by the Lender hereunder (which increase in cost or increase in (or imposition of) capital requirements or reduction in amounts receivable may be determined by Lender's reasonable allocation of the aggregate of such cost increases, capital increases or impositions or reductions in amounts receivable resulting from such events) then, upon written demand by the Lender, the Borrower shall pay to the Lender not later than five (5) business days following the date of such written demand from time to time as specified by the Lender, such amounts or additional fees which shall be sufficient to compensate Lender for such increased cost or increase in (or imposition of) capital requirements or reduction in amounts receivable by the Lender, together with interest on each such amount from the date demanded until payment in full thereof at the Prime Rate provided in this Note. Upon the occurrence of any event referred to in clause (i) or (ii) above, a certificate setting forth in reasonable detail the increased cost, reduction in amounts receivable or amounts necessary to compensate the Lender as a result of an increase in (or imposition of) capital requirements submitted by the Lender to the Borrower, shall be conclusive, absent manifest error or bad faith, as to the amount thereof. For purposes of this Section, in calculating the amount necessary to compensate the Lender for any increase in or imposition of capital requirements, the Lender shall be deemed to be entitled to a rate of return on capital (after federal, state and local taxes) of fifteen percent (15%) per annum.

Borrower has duly executed this Note the day and year first above written, and has hereunto set Borrower's hand and seal.

ATTEST:                            SHOWBOAT, INC.



/s/ H. Gregory Nasky               By: /s/ R. Craig Bird


[Corporate Seal]

Recording Requested By and
Return Recorded Counterparts to:

Peter W. Leibundgut, Esquire
Clark, Ladner, Fortenbaugh & Young
Woodland Falls Corporate Park
200 Lake Drive East
Suite 300
Cherry Hill, New Jersey 08002


               DEED OF TRUST, ASSIGNMENT OF RENTS
                     AND SECURITY AGREEMENT

                            MADE BY

         SHOWBOAT, INC. and SHOWBOAT OPERATING COMPANY
                      Nevada Corporations,
                          as Trustor,

                               to

                      NEVADA TITLE COMPANY
                      a Nevada corporation
                          as Trustee,

                       for the benefit of

                      NATWEST BANK, N.A.,
                 a National Banking Association




      THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA, UNDER THE NAMES OF SHOWBOAT, INC. AS "DEBTOR" AND NATWEST BANK, N.A. AS SECURED PARTY.

                       TABLE OF CONTENTS

                          ARTICLE ONE
                      COVENANTS OF TRUSTOR

1.1  Performance of Loan Documents                             10
1.2  General Representations, Covenants and Warranties         10
1.3  Compliance with Legal Requirements                        10
1.4  Taxes                                                     10
1.5  Insurance                                                 11
1.6  Condemnation                                              13
1.7  Care of Trust Estate                                      14
1.8  Environmental Laws                                        14
1.9  Leases                                                    15
1.10 Further Encumbrance, Sale or Other Disposition of         15
     Collateral
1.11 Partial Releases of Trust Estate                          16
1.12 Future Advances                                           17
1.13 Further Assurances                                        17
1.14 Security Agreement and Financing Statements               17
1.15 Assignment of Rents                                       19
1.16 Expenses                                                  19
1.17 Beneficiary's Cure of Trustor's Default                   19
1.18 Use of Land                                               20
1.19 Material Space Leases                                     20
1.20 Compliance with Permitted Lien Agreements                 20
1.21 Defense of Actions                                        20
1.22 Affiliates                                                20
1.23 Title Insurance                                           20

                          ARTICLE TWO
                   CORPORATE LOAN PROVISIONS

2.1  Interaction with Indenture and Loan Agreement             20
2.2  Other Collateral                                          21

                         ARTICLE THREE
                            DEFAULTS

3.1  Event of Default                                          21

                          ARTICLE FOUR
                            REMEDIES

4.1  Acceleration of Maturity                                  22
4.2  Protective Advances                                       22
4.3  Institution of Equity Proceedings                         22
4.4  Beneficiary's Power of Enforcement                        22
4.5  Beneficiary's Right to Enter and Take Possession,
     Operate and Apply Income                                  23
4.6  Leases                                                    24
4.7  Purchase by Beneficiary                                   24
4.8  Waiver of Appraisement, Valuation, Stay, Extension
     and Redemption Laws                                       24
4.9  Receiver                                                  25
4.10 Suits to Protect the Trust Estate                         25
4.11 Proofs of Claim                                           25

4.12 Trustor to Pay the First Mortgage Bonds and Promissory 25 Note on Any Default in Payment: Application of Monies
     by Beneficiary
4.13 Delay or Omission: No Waiver                              25
4.14 No Waiver of One Default to Affect Another                25
4.15 Discontinuance of Proceedings: Position of Parties        26
     Restored
4.16 Remedies Cumulative                                       26
4.17 Interest After Event of Default                           26
4.18 Foreclosure: Expenses of Litigation                       26
4.19 Deficiency Judgments                                      27
4.20 Waiver of Jury Trial                                      27
4.21 Exculpation of Beneficiary                                27

                          ARTICLE FIVE
            RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
              OTHER PROVISIONS RELATING TO TRUSTEE

5.1  Exercise of Remedies by Trustee                           27
5.2  Rights and Privileges of Trustee                          27
5.3  Resignation or Replacement of Trustee                     28
5.4  Authority of Beneficiary                                  28
5.5  Effect of Appointment of Successor Trustee                28
5.6  Confirmation of Transfer and Succession                   28
5.7  Ratification                                              28
5.8  Exculpation                                               28
5.9  Endorsement and Execution of Documents                    28
5.10 Multiple Trustees                                         29
5.11 Terms of Trustee's Acceptance                             29

                          ARTICLE SIX
                    MISCELLANEOUS PROVISIONS

6.1  Heirs, Successors and Assigns Included in Parties         29
6.2  Notices                                                   29
6.3  Addresses for Notices, Etc.                               29
6.3.1Change of Address                                         30
6.4  Headings                                                  30
6.5  Invalid Provisions to Affect No Others                    30
6.6  Changes and Priority Over Intervening Liens               30
6.7  Estoppel Certificates                                     30
6.8  Governing Law                                             30
6.9  Required Notices                                          31
6.10 Reconveyance                                              31
6.11 Attorneys Fees                                            31
6.12 Late Charges                                              31
6.13 Cost of Accounting                                        31
6.14 Right of Entry                                            31
6.15 Corrections                                               31
6.16 Statute of Limitations                                    31
6.17 Subrogation                                               32
6.18 Joint and Several Liability                               32
6.19 Context                                                   32
6.20 Time                                                      32
6.21 Interpretation                                            32
6.22 Effect of NRS 57.030                                      32
6.23 Application of certain Deed of Trust Provisions to        32
     Showboat Operating Company

                         ARTICLE SEVEN
                       POWER OF ATTORNEY

7.1  Grant of Power                                            32
7.2  Possession and Completion                                 32
7.3  Plans                                                     32
7.4  Employment of Others                                      32
7.5  Security Guards                                           32
7.6  Compromise Claims                                         33
7.7  Legal Proceedings                                         33
7.8  Other Acts                                                33


     SCHEDULE A     LAND DESCRIPTION
     SCHEDULE B     LIST OF EXISTING ENCUMBRANCES

        DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY
                           AGREEMENT

      Pursuant to Section 1.10 of that certain Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 18, 1993 made by Showboat, Inc. as Trustor, to Nevada Title Company, as Trustee for the benefit of IBJ Schroder Bank & Trust Company as Beneficiary, recorded on May 18, 1993 in Book 930513, Document No. 00390 the lien created by this instrument ranks pari passu with the lien created by said Deed of Trust.

      THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (hereinafter called Deed of Trust") is made as of July 14, 1995, made by SHOWBOAT, INC., a Nevada corporation, and SHOWBOAT OPERATING COMPANY, a Nevada Corporation, collectively as Trustor, whose address is 2800 Fremont Street, Las Vegas, Nevada 89104 to NEVADA TITLE COMPANY, a Nevada corporation, whose address is 3320 West Sahara, Suite 200, Las Vegas, Nevada 89102-60677, as Trustee ("Trustee") for the benefit of NATWEST BANK, N.A., a national banking association ("Beneficiary"), as trustee under that certain Loan Agreement dated as of even date herewith among Beneficiary, as trustee, Trustor as borrower and Ocean Showboat, Inc., a New Jersey corporation, Atlantic City Showboat, Inc., a New Jersey corporation, and Showboat Operating Company, a Nevada corporation, as Guarantors.

           DEFINITIONS - As used in this Deed of Trust, the following terms have the meanings hereinafter set forth:

          "ACCOUNTS RECEIVABLE", shall have the meaning set forth in Section 9-106 (NRS 104.9106) of the UCC for the term
"account."

          "ACSI" means Atlantic City Showboat, Inc., a New Jersey corporation.

          "ACSI GUARANTY" means that certain Guaranty as set forth in the Loan Agreement as of the date hereof made by ACSI in favor of Beneficiary.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and, with respect to any specified natural Person, any other Person having a relationship by blood, marriage or adoption not more remote than first cousins with such natural Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed control.

          "APPURTENANT RIGHTS" means all and single tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity in any way belonging, benefitting, relating or appertaining to the Land, the airspace over the Land, the Improvements or any of the Trust Estate encumbered by this Deed of Trust, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor.

          "ATLANTIC  CITY  SHOWBOAT" means  the  Showboat  Casino
Hotel in Atlantic City, New Jersey.

          "BANKRUPTCY" means, with respect to any Person, that such Person is or becomes bankrupt or insolvent or: (a) is the subject of any order for relief under any Bankruptcy Law; (b)
commences a voluntary proceeding under any Bankruptcy Law; (c) consents to the entry of an order for relief in an involuntary proceeding under any Bankruptcy Law; (d) consents to the appointment of, or taking possession by any Receiver; (e) makes any assignment for the benefit of creditors; (f) is unable or fails, or admits in writing its inability, to pay its debts as such debts become due; (g) is the subject of any involuntary proceeding under any Bankruptcy Law or involuntary appointment of a Receiver, and such involuntary proceeding or appointment is not dismissed and terminated within 90 days; (h) is the subject of any other proceeding or relief similar to any of the foregoing under any law; (i) is the subject of a warrant of attachment, execution, or similar process with respect to such Person or any substantial part of such Person's property, which warrant or similar process remains in effect for sixty days without having been bonded or discharged; or (j) otherwise ceases to do business as a going concern.

          "BANKRUPTCY  CODE"  means the  United States Bankruptcy
Code, 11 U.S.C. 101 et seq.

          "BANKRUPTCY LAW" means the Bankruptcy Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

          "BENEFICIARY" means NATWEST BANK, N.A., a national banking association, as lender under the Loan Agreement.

          "BONDHOLDERS"  means the holders of the First  Mortgage
Bonds.

          "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions in the State of Nevada or New York are not required to be open.

          "COLLATERAL" means the property described in granting clauses (A) through (O).

          "DEEDS OF TRUST" means collectively (1) that certain Leasehold Mortgage, Assignment of Rents and Security Agreement made by ACSI (as mortgagor) in favor of Beneficiary (as mortgagee), and this Deed of Trust, both dated the date hereof, securing, among other things, the Promissory Note, the ACSI Guaranty.

          "DISBURSEMENT REQUEST" means a certificate in the form of Exhibit "A" attached hereto and completed as to all information required therein, with all required attachments attached and executed by the president and a vice-president or at least two vice-presidents of Trustor on behalf of Trustor.

          "ENVIRONMENTAL LAWS" means any and all laws and Legal Requirements relating to environmental matters, pollution, or hazardous substances, including: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601-9657; the Resource Conservation and Recovery Act of 1976,42 U.S.C. 6901 ET SEQ.; the Hazardous Materials Transportation Act (49 U.S.C. 1801 ET SEQ.); the Nevada Hazardous Materials Act (NRS Chapters 459 et seq.); any other Laws that may form the basis of any claim, action, demand, suit, proceeding, hearing, or notice of violation that is based on or related to the generation, manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any hazardous substance, or other threat to the environment.

          "EVENT OF DEFAULT" has the meaning set forth in Section
3.1 hereof.

          "EXISTING ENCUMBRANCES" means those matters set forth on Schedule B attached hereto and incorporated herein by reference and constituting a prior lien, claim or encumbrance upon the Trust Estate or any other prior lien, claim or encumbrance upon the Trust Estate specifically consented to in writing by Beneficiary.

          "FF&E" means all furniture, fixtures, equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Land or Improvements whether or not the same constitutes real property or fixtures in the State of Nevada, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Land or Improvements.

          "FF&E FINANCING AGREEMENT" shall have the meaning ascribed to that term in Section 1.10(d) hereof.

          "FIRST  MORTGAGE BONDS"  means Trustor's 9 1/4 %  First
Mortgage Bonds due May 1, 2008, issued pursuant to the Indenture, or any notes exchanged therefor as contemplated in the Indenture.

          "GAMING AUTHORITY" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Trustor or any of its Subsidiaries, including, without limitation, the Nevada Gaming Commission, The Nevada State Gaming Control Board, the City Council of the City of Las Vegas, and the New Jersey Casino Control Commission.

          "GAMING CONTROL ACTS" means the laws, regulations and supervision procedures of the Nevada Gaming Control Act and the New Jersey Casino Control Act, as from time to time amended, or any successor provision of law, and the regulations promulgated thereunder and such other laws, regulations and supervision procedures of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by the Trustor or any of its subsidiaries including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the City Council of the City of Las Vegas, and the New Jersey Casino Control Commission.

          "GAMING PERMITS" means every license, franchise, permit or other authorization on the date of the Indenture or thereafter required to own, lease, operate or otherwise conduct casino gaming at the Las Vegas Showboat and the Atlantic City Showboat, including, without limitation, all such licenses granted under the Gaming Control Acts, the regulations of the Gaming Authorities and other applicable laws.

          "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau. commission, department, office, public entity, or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, including, without limitation, any Gaming Authority.

          "GUARANTORS"  means each of (i) SBOC, OSI and ACSI  and
(ii) any other Subsidiary that executes a Subsidiary Guaranty in accordance with the provisions of the Loan Agreement, and their respective successors and assigns.

          "HAZARDOUS MATERIAL" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Law, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Law, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

          "IBJ" means IBJ Schroder Bank & Trust Company, Trustee under the Indenture.

          "IMPOSITION" means any taxes, assessments, water rates, sewer rates, maintenance charges, other governmental impositions and other charges now or hereafter levied or assessed or imposed against the Trust Estate or any part thereof.

          "IMPROVEMENTS" means (1) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Land or any real property encumbered hereby, and (2) all fixtures, machinery, appliances, goods, building or other materials, equipment, including without limitation all gaming equipment and devices, all bowling balls, bowling shoes, bowling pins, pin-setting and ball-return machines, ball drilling and polishing machines, racks, cases, cabinets, trophies, towels, furniture, furnishings, machinery, equipment and supplies relating to the operation of the bowling center located on the Land, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communication systems, and equipment; all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Land; all chaise lounges, hot tubs, swimming pool heaters and equipment and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance  supplies  used  in connection  with  the  Land;  all specifically  designed
installations and furnishings, and all furniture, furnishings and tangible personal property of every nature whatsoever now or hereafter owned or leased by Trustor or in which Trustor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Land or any real or personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Trustor in and to any such property (subject to any Permitted Liens), which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered.

          "INDEBTEDNESS" means all indebtedness whatsoever of Trustor to Beneficiary.

          "INDENTURE" means that certain indenture, dated as of May 18, 1993, by and among IBJ, as Trustee, Trustor, as issuer, and ACSI, OSI, and SBOC, as guarantors, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          "INSOLVENT" means with respect to any person or entity, that such person or entity shall be deemed to be insolvent if he or it is unable to pay his or its debts as they become due and/or if the fair market value of his or its assets does not exceed his or its aggregate liabilities.

          "INTANGIBLE COLLATERAL" means, subject to the terms and conditions of the Indenture, (a) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Land or Improvements, including, without limitation, the names "Showboat" and "Showboat Casino" in the State of Nevada, including any variations thereon, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Land or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Las Vegas Showboat, and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Las Vegas Showboat, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Trustor and its subsidiaries), cash, instruments, chattel papers, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation of the Trust Estate and in which Trustor now or hereafter has rights; (d) all of Trustor's documents, instruments, contract rights, and general intangibles including, without limitation, all permits, licenses, franchises and agreements required for the use, occupancy or operation of any Improvements (to the extent such licenses, permits and approvals are not prohibited from being pledged under applicable law); and
(e) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

          "INTERCREDITOR  AGREEMENT"   means,  collectively,  the
Intercreditor Agreements, of even date herewith, entered into between Beneficiary, IBJ, Trustor, and ACSI.

          "INVENTORY" shall have the meaning set forth in section
9-109(4) of the UCC.

          "LAND" means the real property situated in the City of Las Vegas, County of Clark, State of Nevada, more specifically described in Schedule A attached hereto and incorporated herein by reference, including any after acquired title thereto.

          "LAS VEGAS SHOWBOAT" means the Showboat Casino Hotel in
Las   Vegas,  Nevada,  as  more  particularly  described  in  the
Prospectus and any other facilities, businesses or enterprises owned or operated by Trustor on the Land.

          "LAS VEGAS SHOWBOAT EXPANSION" means any addition, improvement, extension or capital repair to the Las Vegas
Showboat or related or ancillary facilities.

          "LEGAL REQUIREMENTS" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and Environmental Laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Trustor, the Trust Estate and/or any Affiliate of Trustor, in effect either at the time of execution of this Deed of Trust or at any time during the term hereof, including, without limitation, all Environmental Laws and Gaming Control Acts.

          "LIEN" means with respect to any portion of the Trust Estate, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such portion of the Trust Estate, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "LOAN  AGREEMENT"  means that certain Loan and Guaranty
Agreement between Trustor, Beneficiary, ACSI, SBOC and OSI.

          "LOAN"  means  the definition as set forth in the  Loan
Agreement.

          "LOAN DOCUMENTS" means the Promissory Note, the ACSI Guaranty, the Loan and Guaranty Agreement and any other Related Document or any other documents evidencing, guaranteeing or securing the Obligations of Trustor to Beneficiary under such document.

          "MATERIAL  SPACE  LEASE"   means  a  Space  Lease  that
provides for an annual rent in excess of $100,000 or covers at least ten percent (10%) of the Trust Estate.

          "NRS" means the Nevada Revised Statutes as in effect from time to time.

          "OBLIGATIONS" means the payment and performance of each covenant and agreement of Trustor contained in this Deed of Trust and the Loan Documents.

          "OSI"  means   Ocean   Showboat,  Inc.,  a  New  Jersey
corporation.

          "OSI GUARANTY" means the Guaranty, contained in the Loan Agreement dated as of the date hereof and made by OSI in favor of Beneficiary.

          "PERMITTED DISPOSITIONS" means the sale, transfer or other disposition of Collateral not to exceed an aggregate value of $3,000,000.00 per annum.

          "PERMITTED LIENS" means Liens that are permitted in the Loan Agreement and the Indenture.

          "PERSON"     means    any    individual,   corporation,
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any governmental agency or political subdivision thereof.

          "PROCEEDS" has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to (i) any and all proceeds of any insurance (including, without limitation, property, casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Trust Estate; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, chattel paper, liens and security instruments, guaranties or general intangibles relating in whole or in part to the Las Vegas Showboat and all rights and remedies of whatever kind or nature Trustor may hold or acquire for the purpose of securing or enforcing any obligation due Trustor thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental Authority; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Space Lease of the Trust Estate; and (v) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that the Trustor is not authorized to dispose of any of the Trust Estate unless such disposition is a Permitted Disposition.

          "PROMISSORY NOTE" means that certain Revolving Note as same may be amended pursuant to the Loan Agreement, between Borrower and Mortgagee as Lender, both of even date herewith, in the maximum aggregate amount of $25,000,000.00..

          "PROSPECTUS" means that certain prospectus, dated as of May 18, 1993, relating to the offering of the First Mortgage
Bonds, and all supplements, schedules or other attachments thereto.

          "PROTECTIVE ADVANCES" shall have the meaning set forth in Section 4.2 herein.

          "RECEIVER" means, with respect to any Person (including Trustor), any receiver, trustee, custodian, debtor in possession, liquidator, sequestrator, administrator, conservator, or other successor appointed (whether by a court or otherwise) pursuant to any creditor's exercise of remedies against such Person, or pursuant to a Bankruptcy of such Person, or for purposes of reorganization or liquidation, or otherwise for the benefit of such Person's creditors, or under any similar circumstances, or otherwise having similar powers over such Person or its property, whether such Receiver acts on an interim, temporary, or final basis and whether such appointment applies to all or any significant portion of such Person's assets or property, including or not including any of the Trust Estate.

          "RELATED DOCUMENTS" means, collectively, the OSI Guaranty, the ACSI Guaranty, the SBOC Guaranty, the Deeds of Trust, and any and all pledges, security agreements, guaranties, financing statements, filings, instruments or other agreements or assignments executed by the Trustor or the Guarantors in order to evidence, secure, perfect, notice or guaranty the Loan Documents and the Promissory Note or any guaranty of the foregoing obligations.

          "RENTS" means all rents, room revenues, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Trustor may now or hereafter be entitled from the Land, the Improvements, the Facility Leases or Space Leases or any property encumbered hereby or any business or other activity conducted by Trustor at the Land or the Improvements.

          "SBOC" means Showboat Operating Company, a Nevada corporation.

          "SBOC GUARANTY" means the Subsidiary Guaranty issued by SBOC and dated as of the date hereof and made by SBOC in favor of Beneficiary.

          "SPACE LEASES" means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Trust Estate that Trustor has entered into, taken by assignment, taken subject to, or assumed; or has otherwise become bound by, now or in the future, that give any person or any entity other than Trustee the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Land or Improvements and any leases, agreements or arrangements permitting anyone or any entity other than Trustee to enter upon or use any of the Trust
Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with this Deed of Trust, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Land, the Improvements or any part thereof.

          "SPACE LESSEE(S)" means any and all tenants, licensees,
or other grantees of the Space Leases and any and all guarantors,
sureties,   endorsers  or  others  having  primary  or  secondary
liability with respect to such Space Lease.

          "SUBSIDIARY GUARANTIES" means,  collectively,  the  OSI
Guaranty, the ACSI Guaranty, the SBOC Guaranty and any other guaranties issued pursuant to the Loan Agreement.

          "TANGIBLE COLLATERAL" means all personal property, goods (other than intangible personal property), equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Las Vegas Showboat and/or used in the operation of the hotel, casino, restaurants, stores, parking facilities, bowling alley and all other commercial operations on the Land or Improvements, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property lien of this Deed of Trust and including all property and materials stored therein in which Trustor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Land or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all bowling balls, bowling shoes, bowling pins, pin-setting and ball return machines, ball drilling and polishing machines, racks, cases, cabinets, trophies, towels, furniture, furnishings, machinery, equipment and supplies relating to the operation of the bowling center located on the Land, to the extent permitted by all applicable Gaming Control Acts, all gaming equipment and devices which are or are to be installed and used in connection with the operation of the Las Vegas Showboat, those items of furniture, fixtures and equipment which are to be purchased or leased by Trustor, machinery and any other item of personal property in which Trustor now or hereafter own or acquire an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Las Vegas Showboat; to the extent permitted by the applicable contract or applicable law, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Land or Improvements, and all present and future right, title and interest of Trustor in and to any casino operator's agreement, license agreement or sublease agreement used in connection with the Land or Improvements; excluding therefrom, however, all Inventory.

          "365(H) ELECTION" means Trustor's election to treat a Facility Lease as terminated under Sec. 365(h) of the Bankruptcy Code or any similar Bankruptcy Law, or any comparable right provided under any other Bankruptcy Law, together with all rights, remedies and privileges related thereto.

          "TITLE INSURER" means Nevada Title Company, a Nevada corporation.

          "TRUST ESTATE" means all of the property described in Granting Clauses (A) through (O) below, inclusive, and each item of property therein described, provided, however, that such term shall not include the property described in Granting Clause (P) below.

          "TRUSTEE"   means   Nevada  Title  Company,  a   Nevada
corporation.

          "TRUSTOR" means collectively Showboat, Inc., a Nevada corporation and Showboat Operating Company, a Nevada corporation, and includes not only the original Trustor hereunder, but also any successors or assigns of the Trust Estate, or any part thereof, at any time and from time to time, as the case requires.

          "UCC" means the Uniform Commercial Code in effect in the State of Nevada from time to time, NRS chapters 104 and 104A.

Capitalized terms used in this Deed of Trust which are not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.


                      W I T N E S S E T H:

      IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION; THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND FOR THE PURPOSE OF SECURING an in pari passu first priority Lien in an aggregate amount of $25,000,000.00 plus advances, if any, made by the Trustee or Beneficiary to preserve the Collateral, subject to the terms and conditions set forth in the Intercreditor Agreement, in favor of Beneficiary (1) the due and punctual payment of the indebtedness evidenced by the Promissory Note and Loan Agreement; (2) the performance of each covenant and agreement of Trustor contained in the Loan Agreement herein or in the other Loan Documents; (3) the payment of such additional loans or advances as hereafter may be made to Trustor or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; provided, however, that any and all future advances to Trustor made for the improvement, protection or preservation of the Trust Estate, together with interest at the interest rate on the Promissory Notes, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof or to protect the security hereof, together with interest thereon as herein provided, Trustor, in consideration of the premises, and for the purposes aforesaid, does hereby GRANT, ASSIGN, BARGAIN, CONVEY, PLEDGE, RELEASE, HYPOTHECATE, WARRANT, AND TRANSFER UNTO TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY:

          (A)  The Land.

          (B)  TOGETHER WITH the Improvements.

          (C)  TOGETHER WITH all Appurtenant Rights.

          (D)  TOGETHER WITH the Tangible Collateral.

          (E)  TOGETHER WITH the Intangible Collateral.

          (F) TOGETHER WITH (i) all the estate, right, title and interest of Trustor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A), (B), (C), (D) and (E) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A),
(B), (C), (D) and (E) hereof or any part thereof, or to any Appurtenant Rights thereto, and Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the Indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A), (B),
(C), (D) and (E) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other disposition except as specifically permitted herein; and (iii) whether arising from any voluntary or involuntary disposition of the property described in Granting Clauses (A), (B), (C), (D) and
(E), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property.

          (G) TOGETHER WITH the absolute assignment of any Space Leases or any part thereof that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all "Cash Collateral" within the meaning of the Bankruptcy Code) arising from the Space Leases: (a) Rents (subject, however, to the aforesaid absolute assignment to Beneficiary and the conditional permission hereinafter given to Trustor to collect the Rents), (b) all guaranties, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases, (c) all of Trustor's right, title, and interest under the Space Leases, including the following: (i) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their Successor(s), under any Space Lease(s) and (ii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Trustor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (A) any breach by such tenant under the applicable Space Lease (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such Space Lease pursuant to any Bankruptcy Law) and (B) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease (including any claim for use and occupancy arising under landlord-tenant law of the State of Nevada or any Bankruptcy Law). Permission is hereby given to Trustor, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents, as they become due and payable, but not in advance thereof. Upon the occurrence of an Event of Default and the expiration of any applicable cure or grace period, the permission hereby given to Trustor to collect the Rents shall automatically terminate, but such permission shall be reinstated upon a cure of such Event of Default. Beneficiary shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Beneficiary as provided by this section.

           Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Paragraph (G) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Beneficiary, subject, however, to the conditional license given to Trustor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustor.

           (H) TOGETHER WITH all of Trustor's right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Land or the Las Vegas Showboat and the construction of the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Land or the Las Vegas Showboat or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Land.

           (I) TOGETHER WITH, to the extent permitted by applicable law, all of Trustor's right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including options, option rights and contract rights) now or hereafter obtained by Trustor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, the Las Vegas Showboat, or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Land including, without limitation, any Gaming Permits; provided, that upon an Event of Default hereunder or under the Indenture and the expiration of any applicable cure or grace period, if Beneficiary is not qualified under the Gaming Control Acts to hold such Gaming Permits, then Beneficiary shall designate an appropriately qualified third party to which an assignment of such Gaming Permits can be made in compliance with the Gaming Control Acts.

           (J) TOGETHER WITH all water stock, water permits and other water rights relating to the Land.

           (K) TOGETHER WITH all oil and gas and other mineral rights, if any, in or pertaining to the Land and all royalty, leasehold and other rights of Trustor pertaining thereto.

           (L)   TOGETHER  WITH  any and  all  monies  and  other
property, real or personal, which may from time to time be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust or any Loan Document, including, without limitation, any Protective Advances under this Deed of Trust; and all of Trustor's right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustor that all property hereafter acquired by Trustor and required by any Loan Document or this Deed of Trust to be subject to the lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustor be subject to the lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized, subject to Gaming Control Acts, to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Trustor agrees to take any action as may reasonably be necessary to evidence and perfect such liens or security interests, including, without limitation, the execution of any documents reasonably necessary to evidence and perfect such liens or security interests.

           (M) TOGETHER WITH, to the extent permitted by the Act, any and all Accounts Receivable, royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Beneficiary, who, except as otherwise expressly provided in this Deed of Trust, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable.

           (N) TOGETHER WITH Proceeds of the foregoing property described in Granting Clauses (A) through (M).

           (O) TOGETHER WITH (i) Trustor's rights further to assign, sell, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (N) inclusive, above, for debt or otherwise.

           (P)  EXPRESSLY EXCLUDING, HOWEVER, (i) Inventory;  and
(ii) FF&E (to the extent that (a) Trustor is permitted to enter into a FF&E Financing Agreement for such FF&E under the Indenture and Loan Agreement and (b) such FF&E Financing Agreement prohibits Beneficiary from maintaining a security interest in the FF&E covered thereby); together with the proceeds of the property described in this Granting Clause (P).

           Trustor, for itself and its successors and assigns, covenants and agrees to and with Trustee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Trust Estate in the manner and form as aforesaid, and that the Trust Estate is free and clear of all liens and encumbrances whatsoever, except the Existing Encumbrances and Permitted Liens, and Trustor shall warrant and forever defend the above-bargained property in the quiet and peaceable possession of Trustee and its successors and assigns against all and every person or persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for Permitted Liens. Trustor agrees that any greater title to the Trust Estate hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.


                          ARTICLE ONE

                      COVENANTS OF TRUSTOR

      The Beneficiary has been induced to make the Loan on the basis of the following material covenants, all agreed to by
Trustor:

      1.1 Performance of Loan Documents. Trustor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Loan Documents and shall promptly pay to Beneficiary, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Trustor under this Deed of Trust and the Loan Documents.

      1.2 General Representations, Covenants and Warranties. Trustor or its counsel represents, covenants and warrants that:
(a)   Showboat,  Inc.  has  good  and  marketable  title  to   an
indefeasible fee estate in the Land, free and clear of all encumbrances except Permitted Liens, and that it has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to subject the Trust Estate to the Lien of this Deed of Trust and pledge the same as provided herein and, subject to the Gaming Control Acts, Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof; (b) neither Trustor nor any Affiliate of Trustor is Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, against Trustor or any Affiliate of Trustor; (c) all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and Improvements have been or shall be paid when due unless same are being contested in good faith and adequately bonded; (d) the Land has frontage on, and direct access for ingress and egress to dedicated street(s); (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose the right to conduct gaming activities at the Las Vegas Showboat; (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned; and (g) no part of the Trust Estate is the subject of condemnation proceedings and Trustor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Trust Estate.

      1.3   Compliance  with Legal Requirements.   Trustor  shall
promptly, fully, and faithfully comply with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

      1.4 Taxes. Trustor shall pay all Impositions as they become due and payable and shall deliver to Beneficiary promptly upon Beneficiary's request, evidence satisfactory to Beneficiary that the Impositions have been paid or are not delinquent. Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Land as a single lien, except as may be required by law. In the event of the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Deed of Trust or the First Mortgage Bonds, Trustor shall pay all such taxes.

      1.5  Insurance.

          (a)  HAZARD INSURANCE REQUIREMENTS AND PROCEEDS.

                (1)   Hazard Insurance. Trustor shall at its sole
expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements of
Section 4.17 of the Indenture and Par. 5.03 of the Loan Agreement. Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them shall be reasonably acceptable to Beneficiary. All such policies and renewals thereof shall be held by Beneficiary and shall contain a noncontributory standard mortgagee or beneficiary endorsement (Form 438 BFU or its equivalent) making losses payable to Beneficiary as its interest may appear and shall name the Beneficiary as an additional insured. At least thirty (30) days prior to the expiration date of all such policies, renewals thereof satisfactory to Beneficiary shall be delivered to Beneficiary together with receipts evidencing the payment of all premiums on such insurance policies and renewals. In the event of loss, Trustor shall give immediate written notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Trustor. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Beneficiary in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee, upon delivery of written notice to Beneficiary within thirty (30) days following the occurrence of such loss.

                (2) Payment of Proceeds to Beneficiary. Pursuant to its rights granted hereunder in all proceeds from any insurance policies, Beneficiary is hereby authorized and empowered at its option to adjust or compromise any loss under any insurance policies on the Trust Estate and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary alone and not to the Trustor and Beneficiary jointly. After deducting from such insurance proceeds any reasonable expenses incurred by Beneficiary in the collection or handling such funds, including reasonable attorneys' fees, Beneficiary shall apply such insurance proceeds as follows:

                    (A)  Trustor shall notify Beneficiary, within
     one (1) year following the event giving rise to a payment under an insurance policy ("Loss"), to inform Beneficiary whether or not Trustor intends to restore the Improvements or any portion thereof and provide an Officers' Certificate (as defined in the Indenture) certifying that such restoration is allowed under Section 4.10(d) of the Indenture. If Trustor notifies Beneficiary that it intends to restore the Improvements or any portion thereof, and such restoration is allowed under the Indenture, then Trustor shall have the right to use the balance of such award or settlement in accordance with the provisions of Section 1 .5(a)(3) hereof to reimburse Trustor or pay for the costs of such rebuilding, reconstruction or repair by Trustor pursuant to this Section 1.5(a)(2)(A). Any proceeds allocable to Improvements which Trustor has elected not to restore shall be applied in accordance with Section 4.5 of the Indenture. Trustor shall not invest or use any insurance proceeds from the Loss of the Improvements to purchase or invest in real estate, real property, or accessions or improvements to real estate or real property, except for the restoration of the Improvements in accordance with this Section 1.5(a).

                    (B) If Trustor fails to notify Beneficiary that it intends to restore the Improvements within said one
     (1) year period as provided in Section 1.5(a)(2)(A) hereof, or Trustor has elected not to restore the Improvements or any portion thereof, or a Purchase Offer is required under
     Section 4.10 of the Indenture, or in the event there remain any insurance proceeds following such reconstruction or repair, then in any such event, subject to the Intercreditor Agreement, such award or settlement or amounts then remaining shall be applied in accordance with Section 4.10 of the Indenture.

                (3) Restoration. Provided that (A) the Indenture does not require a repurchase of the First Deed of Trust Notes and the maturity of the First Deed of Trust Notes has not been accelerated under the Indenture at the time of a Loss, or at the time Trustor seeks the benefit of this paragraph, and (B) Beneficiary reasonably determines that Trustor has the ability (including financial ability) to restore the Improvements or any portion thereof to a condition substantially the same as prior to the Loss, and pay for the complete costs of such restoration (taking into account available insurance proceeds), Beneficiary agrees that Trustor shall have the right to require Beneficiary to apply the insurance proceeds received by Beneficiary under the provisions of Section 1.5(a)(2) on account of such Loss for the purpose of the restoration of the Trust Estate in the following manner and upon satisfaction of the following conditions:

                     If the insurance proceeds resulting from the Loss of the Improvements or any portion thereof are made available to Trustor under the provisions of this Section l.5(a)(3), then upon the occurrence of a Loss, Trustor shall, following its election to restore the Improvements under Section 1.5(a)(2)(A) hereof, commence the restoration of the Improvements to as good and substantially the same condition as such property was prior to such Loss and upon commencement thereof shall diligently prosecute the same to completion.

                     (A)  Subject to the terms and conditions  of
     the Intercreditor Agreement, such insurance proceeds shall be paid over to Beneficiary or its designee, as depository for the disbursement thereof as provided herein. In the event such proceeds are to be used to restore the Improvements, such proceeds shall be invested in Investment Grade Securities, as defined in the Indenture, the interest from which shall inure to the benefit of Trustor. Pending disbursement of such proceeds, Trustor hereby grants to Beneficiary a security interest in such Investment Grade Securities and pledges such Investment Grade Securities to Beneficiary as further security for the indebtedness secured hereby. If an Event of Default occurs (and any applicable cure or grace period has expired) prior to the completion of the restoration, Beneficiary at its option shall, during the continuance of such Event of Default, have the right to either apply all or any portion of such Investment Grade Securities toward restoration of the Trust Estate or toward any amounts secured hereby.

                     (B)   The  manner  of  disbursement  by  the
     depository of such insurance proceeds shall be by written request of Trustor, not more than once per week, and only if
     (l) said depository has not received any notice from Beneficiary or Trustee that an Event of Default has occurred hereunder or under the Indenture or Loan Agreement and (2) the depository shall have received a commitment from Title Insurer, attached to the Disbursement Request, evidencing the Title Insurer's unconditional commitment to issue an endorsement in the form of a 122 CLTA Endorsement insuring the continuing priority of the lien of this Deed of Trust as security for each advance of funds from the insurance proceeds. Trustor covenants and agrees (a) to comply with all material covenants and conditions set forth in the Indenture and which are incorporated herein by reference to the extent such provisions are applicable to the restoration of the Improvements, or any portion thereof and (b) to cause each Disbursement Request to be true, correct and complete.

                     (C)   If   IBJ  and  Beneficiary  reasonably
     determine that the amount of the insurance proceeds available for the restoration work to be completed under
     Section 1.5(a)(2)(A) hereunder shall be insufficient for the performance and completion of such work, Trustor covenants and agrees, as a condition precedent to any disbursement of insurance proceeds to deliver to Beneficiary an amount, which, together with the insurance proceeds, shall be sufficient to pay the total amount necessary or reasonably required to restore the Trust Estate as herein provided, and which amounts shall be disbursed in accordance with subsection (iii) of this section.

                     (D)  Without limiting the generality of  the
     foregoing provisions, the restoration work and the performance thereof shall be subject to and performed in accordance with each of the following provisions: (1) such work and the performance thereof shall be conducted in a first-class, workmanlike manner, shall not permanently weaken nor impair the structural strength of any existing Improvements, nor change the character thereof or the purpose for which the same may be used, nor lessen the value of the Trust Estate; (2) before the commencement of any such work, the plans and specifications (the "Plans") therefor shall be filed with and approved by all Governmental Authorities having jurisdiction and all necessary licenses, permits and/or authorizations from all Governmental Authorities shall have been obtained, and all such work shall be done subject to and in accordance with all applicable Legal Requirements; (3) before commencing any such work, Trustor shall have delivered to Beneficiary the Plans and a line item budget setting forth with reasonable particularity the cost of completing such work together with a certificate in a form, and from a licensed architect, reasonably satisfactory to Beneficiary certifying (a) that the execution of the work described in the Plans will substantially restore the Trust Estate and

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

     (b) that the budget constitutes a reasonable appreciation of the cost of restoring the Trust Estate in accordance with the Plans; and (4) before commencing any such work, should Beneficiary so request, Trustor shall, at Trustor's expense, give to Beneficiary surety company labor and material, payment and performance bonds in a company or companies and in form reasonably satisfactory to Beneficiary (or other security guaranteeing performance satisfactory to Beneficiary) in an aggregate amount equal to one hundred twenty percent (120%) of the estimated cost of such work, guaranteeing the completion of such work, free and clear of all liens, encumbrances, claims, chattel mortgages, conditional bills of sale and security agreements; provided, however, that such bonds or other security shall not be required from contractors which, in Beneficiary's reasonable judgment do not need to post such bonds or provide such security. Notwithstanding the foregoing, to the extent that the restoration work is contracted for under fixed-price contracts, such surety company labor and material payment and performance bonds (or other security guaranteeing performance satisfactory to Beneficiary) may be equal to one hundred ten percent (110%) of the amount of such fixed price contracts.

           (b) Insurance Escrow. In order to secure the performance and discharge of the Trustor's obligations under this
Section 1.5, but not in lieu of such obligations, Trustor shall, upon a failure to pay or provide such insurance at the times and in the manner required herein, pay over to Beneficiary an amount equal to one-twelfth (1/12th) of the next maturing annual insurance premiums for each month that has elapsed since the last date to which such premiums were paid; and Trustor shall, in addition, pay over to Beneficiary, on the first day of each month, sufficient funds (as estimated from time to time by Beneficiary in its sole discretion) to permit Beneficiary to pay said premiums when due. Such deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Beneficiary, and no interest shall be payable in respect thereof except as required by law. Upon demand by Beneficiary, Trustor shall deliver to Beneficiary such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Beneficiary to pay such premiums when due.

           (c) Compliance with Insurance Policies. Trustor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by the Loan Agreement, Indenture, or this Deed of Trust and Trustor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing reasonably satisfactory to Beneficiary shall be willing to write and/or continue such insurance. Trustor further covenants to promptly send to Beneficiary all notices relating to any violation of such policies or otherwise affecting Trustor's insurance coverage or ability to obtain and maintain such insurance coverage.

      1.6 Condemnation. Pursuant to its rights in condemnation awards and proceeds, IBJ and Beneficiary shall be entitled to the receipt of all compensation awards, damages, claims, rights of action and proceeds of, or on account of, any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute in its own or Trustor's names any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith, and Trustor hereby appoints Beneficiary as their attorney-in-fact to take any action in Trustor's names pursuant to Beneficiary's rights hereunder. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Estate or any portion thereof, Trustor shall notify Trustee and Beneficiary of the pendency of such proceedings. Trustor from time to time shall execute and deliver to Beneficiary all instruments requested by it to permit such participation provided, however, that such instruments shall be deemed as supplemental to the foregoing grant of permission to Trustee and Beneficiary, and unless otherwise required, the foregoing permission shall, without more, be deemed sufficient to permit Trustee and/or Beneficiary to participate in such proceedings on behalf of Trustor. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are included in the Trust Estate, and Beneficiary, after deducting therefrom all its expenses, including reasonable attorneys fees, shall apply such proceeds as follows:

           (a) In the event that any Land or Improvements are condemned (whether by one or successive condemnation proceedings), proceeds of such condemnation shall be applied in accordance with the provisions of Section 4.10 of the Indenture.

           (b) If such condemnation affects Improvements or any Land upon which Improvements are located (other than a condemnation of all of the Trust Estate (discussed in Section 1.6(c) hereinbelow), Trustor shall notify Beneficiary within one
(1) year following the conclusion of such condemnation proceeding whether or not Trustor intends to (i) restore the Improvements or replace the Improvements with substantially similar improvements,
(ii) replace the Improvements with other improvements which are not substantially similar to the Improvements lost or damaged through condemnation, or (iii) not restore the Improvements. In the event that Trustor makes an election pursuant to 1.6(b)(i) or

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

(ii) hereinabove, Trustor shall cause such restoration to be completed substantially in accordance with the provisions of
Section 1.5(a)(3) hereof. In the event Trustor makes an election pursuant to l.6(b)(ii) above, then, in addition to any other obligations of Trustor hereunder, Trustor shall deliver to Beneficiary an MAI appraisal performed by an MAI appraiser selected by Trustor and reasonably satisfactory to IBJ and Beneficiary showing that the value of the Trust Estate upon completion of such restoration shall be in an amount not less than 100% of the indebtedness secured by this Deed of Trust
(calculated as if Trustor had been entitled to, and had drawn down the entire undrawn amount of any further advances Trustor may be entitled to receive from Beneficiary) and any indebtedness secured by a Permitted Lien which is secured on a pari passu basis with the lien hereof. In the event that there shall remain any balance of such award after the payment of settlement costs and the payment of costs of demolition, repair, restoration and replacement under 1.6(b)(i) or (ii) above, any balance shall be retained by Trustor.

           (c) In the event that (i) the Improvements are not so rebuilt, reconstructed or substituted with other improvements, or repaired in accordance with Section 1.6(b) hereof, (ii) Trustor fails to notify Beneficiary within said one (1) year period as provided in Section 1.6(b) hereof or elects under 1 .6(b)(iii) hereof not to restore, repair, replace or substitute such Improvements or (iii) all or substantially all of the Trust Estate is condemned, then such award or settlement shall be applied in accordance with the provisions of Section 4.10 of the Indenture.

      1.7  Care of Trust Estate.

           (a) Trustor shall preserve and maintain the Trust Estate in good condition and repair. Trustor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Trust Estate or of any part thereof that in any manner materially impairs Beneficiary's security hereunder and shall not take any action which will increase the risk of fire or other hazard to the Trust Estate or to any part thereof.

           (b) Except for Permitted Dispositions, no part of the Improvements shall be removed, demolished or materially altered, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld. Trustor shall have the right, without such consent, to remove and dispose of free from the lien of this Deed of Trust any part of the Improvements as from time to time may become worn out or obsolete, provided that either (i) such removal or disposition does not materially adversely affect the value of the Trust Estate or (ii) prior to or promptly following such removal, any such property shall be replaced with other property of substantially equal utility and of a value at least substantially equal to that of the replaced property when first acquired and free from any security interest of any other person (subject to Permitted Liens), and by such removal and replacement Trustor shall be deemed to have subjected such replacement property to the lien of this Deed of Trust.

      1.8  Environmental Laws.

           (a) Trustor shall comply with all Environmental Laws. If Trustor fails to do so, then Beneficiary may cause the Trust Estate to so comply and Trustor shall indemnify Beneficiary with respect to any expenditures that Beneficiary reasonably incurs in doing so. This shall not limit any other rights or remedies available to Beneficiary.

           (b) Trustor shall have 90 days to cure any lien imposed on any portion of the Trust Estate pursuant to any Environmental Laws or such greater period of time as permitted by the Governmental Authority which has imposed the lien.

           (c) Trustor shall notify Beneficiary immediately of Trustor's discovery of (i) any contamination of any portion of the Trust Estate which may require remediation; or (ii) any past or present violation of any Environmental Law on any portion of the Trust Estate.

           (d) Turstor will defend, indemnify, and hold harmless Beneficiary, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to,
(i) any breach by the Trustor of any of the provisions set forth above, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any
Hazardous Material which is at, in, on, under, about, from or affecting the Trust Estate, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Trust Estate or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Trust Estate or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such
Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any governmental authority relating to such Hazardous Material, or
(v) any violation of any Environmental Law.

      1.9  Leases.

           (a)  Trustor represents and warrants that:

                (i) Trustor has delivered to Beneficiary true, correct and complete copies of all Material Space Leases, including all amendments and modifications, written or oral existing as of the Issue date;

                (ii) Trustor has not executed or entered into any modifications or amendments of the Material Space Leases, either orally or in writing, other than written amendments that have been disclosed to Beneficiary in writing;

                (iii)      no default now exists under any  Space
Lease;

                (iv) no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Trustor or any other party under such Space Lease to cancel the same or otherwise avoid its obligations;

                (v) Trustor has not accepted prepayments of installments of Rent under any Space Leases, except for that certain Lease Agreement among SBOC and Mordechai Yerushalamin dated July 8, 1992, more than one month in advance of the date when the same are due, except for security deposits not in excess of one month's Rent;

                (vi) except for the Existing Encumbrances and this assignment Trustor has not executed any assignment or pledge of any of the Existing Encumbrances, Space Leases, the Rents, or of Trustor's right, title and interest in the same; and

                (vii) this Deed of Trust conforms and complies with all Space Leases, does not constitute a violation or default under any Space Lease, and is and shall at all times constitute a valid lien (subject only to Permitted Liens) on Trustor's interests in the Space Leases.

           (b)  Trustor shall not enter into any new Space Leases
or  any  modifications or amendments of existing Space Leases  in
the   future   other  than  written,  bona  fide  amendments   or
modifications entered into in arms-length transactions.

      1.10  Further  Encumbrance, Sale or  Other  Disposition  of
Collateral.

           (a) Trustor covenants that at all times prior to the discharge of the Promissory Note or Loan Documents, except for
Permitted Liens and Permitted Dispositions, Trustor shall not, without the consent of Beneficiary, make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Trust Estate, including, without limitation, the Rents. As used herein, "transfer" includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Trust Estate which have been granted by Trustor and are reasonably necessary to the construction, maintenance or operation of the Las Vegas Showboat.

           (b) Any Permitted Lien described in the definition of "Permitted Liens" set forth in Section 1.01 of the Indenture and 1 of the Loan Agreement which is junior to the lien of the Loan Documents (a "Subordinate Deed of Trust") shall be permitted hereunder so long as there shall have been delivered to Beneficiary, not less than thirty (30) days prior to the date thereof, a copy thereof which shall contain express covenants in form and substance reasonably satisfactory to Beneficiary to the effect that: (i) the Subordinate Deed of Trust is in all respects subject and subordinate to this Deed of Trust; (ii) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Trust Estate shall be named as a party defendant nor shall any action be taken with respect to the Trust Estate which would terminate any occupancy or tenancy of the Trust Estate, or any portion thereof, without the consent of Beneficiary; (iii) any Rents, if collected through a receiver or by the holder of the Subordinate Deed of Trust, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the First Mortgage Bonds, and then to the payment of maintenance expenses, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation, and maintenance of the Trust Estate; and (iv) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust, prompt notice of the commencement thereof shall be given to Beneficiary.

           (c) Trustor agrees that in the event the ownership of the Trust Estate or any part thereof becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the First Mortgage Bonds, the Promissory Note, and other Obligations hereby secured without in any way vitiating or discharging Trustor's or any Guarantor's, surety's or endorser's liability hereunder or upon the obligations hereby secured. No sale of the Trust Estate and no forbearance to any person with respect to this Deed of Trust and no extension to any person of the time for payment of the First Mortgage Bonds, and other sums hereby secured given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such Guarantor, surety or endorser either in whole or in part.

           (d) This Deed of Trust may be subordinated to the liens of any FF&E Financing Agreements (as hereinafter defined in this Section 1.10(d)) and any future or further advances made thereunder and to any modifications, renewals or extensions thereof to which the lien of this Deed of Trust attaches. Trustor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing Agreement. If Trustor shall fail to make any payment of principal of or pursuant to any FF&E Financing Agreement on its part to be performed or observed, except where Trustor is contesting such payment in good faith, then Beneficiary may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any FF&E Financing Agreement on Trustor's part to be performed or observed and any and all sums so expended by Beneficiary or Trustee shall be secured by this Deed of Trust and shall be repaid by Trustor upon demand, together with interest thereon at the interest rate on the First Mortgage Bonds from the date of advance. In furtherance of such subordination, Beneficiary shall execute, acknowledge and deliver to Trustor, at Trustor's expense, any and all such evidence and document the subordination of this Deed of Trust in accordance with the foregoing provisions of this Section 1.10(d). As used herein, "FF&E Financing Agreement" shall mean any financing (i) as to which the lender holds a security interest in only the assets purchased by such financing for the payment of principal and interest, (ii) which is permitted by the Indenture to be incurred and (iii) the proceeds of which are used to acquire or lease the FF&E subject to such security interest.

      1.11 Partial Releases of Trust Estate. Trustor may from time to time (i) transfer a portion of the Trust Estate (including any temporary taking) to any person legally empowered to exercise the power of eminent domain, (ii) make a Permitted Disposition or (iii) grant utility and other easements reasonably necessary for the construction and operation of the Las Vegas Showboat, which grant or transfer is for the benefit of the Trust Estate. In each such case, Beneficiary shall execute and deliver any instruments necessary or appropriate to effectuate or confirm any such transfer or grant, free from the lien of this Deed of Trust, provided. however, that Beneficiary shall execute a lien release or subordination agreement, as appropriate, for matters described in clauses (i) and (iii) above only if Beneficiary and Trustee shall have received the following:

           (a) A written request of Trustor, dated as of the date of such transfer, grant or release and signed by an authorized officer of Trustor, requesting Beneficiary and Trustee to execute one or more described instruments, and certifying that (i) no Event of Default hereunder, and no event which with notice or lapse of time or both would constitute such Event of Default, has occurred and is continuing and that the conditions of this
Section 1.11 have been fulfilled, (ii) the transfer, grant or release is not materially adverse to the proper conduct of the business of Trustor on the Land, (iii) in the case of a transfer of property whose value is greater than $1,000,000 to a person legally empowered to exercise the power of eminent domain, the consideration being paid for the portion of the Trust Estate being transferred, and that such consideration is not less than the fair market value of such portion, and in the case of a grant or release of easements or other rights, the consideration, if any, being paid for such grant or release, (iv) in the case of a transfer to a person legally empowered to exercise the power of eminent domain, that such transfer is being made in anticipation that such portion would otherwise be taken under the power of eminent domain, and (v) that such transfer, grant or release does not materially impair the use of the Trust Estate for the purposes for which it is then held by Trustor;

           (b) A counterpart of the instrument pursuant to which such transfer, grant or release is to be made, and each instrument which Beneficiary or Trustee is requested to execute in order to effectuate or confirm such transfer, grant or release;

           (c) In the case of a transfer to a person legally empowered to exercise the power of eminent domain, which transfer involves property whose value is greater than $6,000,000, an opinion of counsel to Trustor to the effect that the assignee or grantee of the portion of the Trust Estate being transferred is legally empowered to take such portion under the power of eminent domain; and

           (d) Such other instruments, certificates (including evidence of authority) and legal opinions as Beneficiary or Trustee may reasonably request.

      Any consideration received for a transfer to any person empowered to exercise the right of eminent domain shall be subject to Section 1.6 hereof.

      1.12 Future Advances. All funds advanced in the reasonable exercise of Beneficiary's judgment that the same are needed to protect its security hereunder are deemed to be obligatory advances and are to be added to the total indebtedness secured by this Deed of Trust and such indebtedness shall be increased accordingly. All sums so advanced shall be secured by this Deed of Trust with the same priority of Lien as the security for the Obligations secured hereunder.

      1.13 Further Assurances.

           (a) At its sole cost and without expense to Trustee or Beneficiary, Trustor shall do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to Beneficiary and take any other actions that are reasonably necessary, prudent, or requested by Beneficiary or Trustee to perfect or continue the perfection and first priority in pari passu of Beneficiary's security interest in the Trust Estate, to protect the Collateral against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Deed of Trust, including the security agreement and the absolute assignment of Rents contained herein, or for the filing. registering or recording thereof.

           (b) Trustor shall forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, cause this Deed of Trust and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title of Trustee and/or Beneficiary to, the Trust Estate.

      1.14 Security Agreement and Financing Statements. Trustor (as debtor) hereby grants to Beneficiary (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E (to the extent Beneficiary is permitted, in each applicable FF&E Financing
Agreement, to maintain a security interest therein). Improvements, all other personal property now or hereafter owned or leased by Trustor or in which Trustor has or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the premises or elsewhere). Proceeds of the foregoing comprising a portion of the Trust Estate and all proceeds of insurance policies and consideration awards arising therefrom and all proceeds, products, substitutions, and accessions therefor and thereto, subject to Beneficiary's rights to treat such property as real property as herein provided (collectively, the "Personal Property"). Trustor shall execute any and all documents and writings. including without limitation financing statements pursuant to the UCC. as may be reasonably necessary or prudent to preserve and maintain the priority of the security interest granted hereby on property which may be deemed subject to the foregoing security agreement or as Beneficiary may reasonably request, and shall pay to Beneficiary on demand any reasonable expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustor hereby authorizes and empowers Beneficiary to execute and file, on Trustor's behalf, all financing statements and refiling and continuations thereof as Beneficiary deems reasonably necessary or advisable to create, preserve and protect said security interest. This Deed of Trust constitutes both a real property deed of trust and a "security agreement," within the meaning of the UCC, and the Trust Estate includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Estate. Trustor by executing and delivering this Deed of Trust has granted to Beneficiary, as security of the Obligations, a security interest in the Trust Estate.

           (a) FIXTURE FILING. Without in any way limiting the generality of the immediately preceding paragraph or of the definition of the Trust Estate, this Deed of Trust constitutes a fixture filing under Section 9-402 of the UCC (NRS 104.9402). For such purposes, (i) the "debtor" is Trustor and its address is the address given for it in the initial paragraph of this Deed of Trust; (ii) the "secured party" is the Beneficiary and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Deed of Trust;
(iii) the real estate to which the fixtures are or are to become attached is Trustor's interest in the land; and (iv) the record owner of such real estate is Showboat, Inc.

           (b) REMEDIES. This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein, and (ii) those available under applicable law, and (iii) those available under the UCC, all at Beneficiary's sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

           (c) DEROGATION OF REAL PROPERTY. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Trust Estate and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Trustor's interest as lessors in any present or future Space Lease or rights to Rents, shall never be construed as in anyway altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary's real property lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (1), (2) and (3) that notice of Beneficiary's priority of interest to be effective against a particular class of persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

           (d) PRIORITY; PERMITTED FINANCING OF TANGIBLE COLLATERAL. Except as provided in Section 1.10(d) hereof, all Personal Property of any nature whatsoever, which is subject to the provisions of this security agreement, shall be purchased or obtained by Trustor in its name and free and clear of any lien or encumbrance, except for Existing Encumbrances and Permitted Liens and the lien hereof, for use only in connection with the business and operation of the Las Vegas Showboat, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, so that Beneficiary's security interest shall attach to and vest in Trustor for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Land and Trustor warrants and represents that Beneficiary's security interest in the Personal Property is a validly attached and binding security interest, properly perfected and prior to all other security interests therein except as otherwise permitted in this Agreement.

           (e) PRESERVATION OF CONTRACTUAL RIGHTS OF COLLATERAL. Trustor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral or
(ii) which constitutes part of the Intangible Collateral except where Trustor is contesting such obligations in good faith.

           (f)   REMOVAL  OF  COLLATERAL.   Except  as  otherwise
permitted herein, none of the Tangible Collateral shall be removed from the Trust Estate without Beneficiary's prior written consent, and except damaged or obsolete Tangible Collateral which is either no longer usable or which is removed temporarily for repair or improvement or removed for replacement on the Trust Estate with Tangible Collateral of similar function.

           (g) CHANGE OF NAME. Trustor shall not change its corporate or business name, or do business within the State of Nevada under any name other than such name, or any trade name(s) other than those as to which Trustor gives prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without providing Beneficiary with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

      1.15 Assignment of Rents. The assignment of Leases and Rents set out above in Granting Clause (G) shall constitute an absolute and present assignment to Beneficiary, subject to the license herein given to Trustor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder, and the expiration of any applicable cure or grace period, to all Rents, whether or not Beneficiary takes possession of the Trust Estate, or any portion thereof. The absolute assignment contained in Granting Clause (G) shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Space Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Trust Estate or any part thereof).

      1.16 Expenses.

           (a) Trustor shall pay when due and payable all costs, including without limitation, those reasonable appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, attorneys' and paralegal fees, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Beneficiary or any assignee of Beneficiary in connection with the preparation and execution of loan documents, amendments thereto or instruments, agreements or documents of further assurance, the funding of the loan secured hereby, and the enforcement of any Loan Document; and

           (b)   Trustor  shall,  upon   demand  by  Beneficiary,
reimburse Beneficiary or any assignee of Beneficiary for all such reasonable expenses which have been incurred; and

           (c) Trustor shall indemnify Beneficiary with respect to any transaction or matter in any way connected with any portion of the Trust Estate, this Deed of Trust, including any occurrence at, in, on, upon or about the Trust Estate (including any personal injury, loss of life, or property damage), or Trustor's use, occupancy, or operation of the Trust Estate, or the filing or enforcement of any mechanic's lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Trust Estate, including failure to comply with any Legal Requirement or with any requirement of this Deed of Trust that applies to Trustor, or any Person's violation of any environmental law or any contamination of any portion of the Trust Estate. If Beneficiary is a party to any litigation as to which either Trustor is required to indemnify Beneficiary (or is made a defendant in any action of any kind against Trustor or relating directly or indirectly to any portion of the Trust Estate) then, at Beneficiary's option, Trustor shall undertake Beneficiary's defense, using counsel satisfactory to Beneficiary (and any settlement shall be subject to Beneficiary's consent), and in any case shall indemnify Beneficiary against such litigation. Trustor shall pay all reasonable costs and expenses, including reasonable legal costs, that Beneficiary pays or incurs in connection with any such litigation. Any amount payable under any indemnity in this Deed of Trust shall be a demand obligation, shall be added to, and become a part of, the secured obligations under this Deed of Trust, shall be secured by this Deed of Trust, and shall bear interest at the default interest rate on the Promissory Note. Such indemnity shall survive any release of this Deed of Trust and any Foreclosure.

      1.17 Beneficiary's Cure of Trustor's Default. If Trustor defaults in the payment of any tax, assessment, lien, encumbrance or other Imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust or any Loan
Document (including any obligation relating to Trustor's performance under any Facility Lease), Beneficiary may, but is not obligated to, to preserve its interest in the Trust Estate, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the default interest rate on the Promissory Note from the date incurred until paid by Trustor, shall be added to the indebtedness and secured by the lien of this Deed of Trust. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustor or any person in possession holding under Trustor, provided, however, such entry upon the Land shall be done in such manner so as not to disrupt the Trustor's business conducted thereon. No exercise of any rights under this Section by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

      1.18 Use of Land. Trustor covenants that the Trust Estate shall be used and operated in a manner consistent with the description of the Las Vegas Showboat in the Prospectus open during such days and hours as are customarily observed by casino-hotels located in Las Vegas, Nevada.

      1.19 Material Space Leases. Trustor shall not enter into any Material Space Lease without first obtaining Beneficiary's consent in writing, which consent shall not be unreasonably withheld, as to (i) such Material Space Lease and (ii) the identity of the Space Lessee thereunder.

      1.20 Compliance with Permitted Lien Agreements. Trustor or any Affiliate of Trustor shall comply with each and every material obligation contained in any agreement pertaining to a material Permitted Lien.

      1.21 Defense of Actions. Trustor shall appear in and defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all reasonable costs and expenses, including cost of title search and insurance or other evidence of title, preparation of survey, and reasonable attorneys' fees in any such action or proceeding in which Beneficiary or Trustee may appear or may be joined as a party and in any suit brought by Beneficiary based upon or in connection with this Deed of Trust or any Loan Document. Nothing contained in this section shall, however, limit the right of Beneficiary to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Trustor at the Trustor's sole cost and expense.

      1.22 Affiliates.

           (a) SUBJECT TO TRUST DEED. Trustor shall cause all of its Affiliates in any way involved with the operation of the Trust Estate or the Las Vegas Showboat to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder. Trustor shall, at Beneficiary's request, cause any such Affiliate to execute and deliver to Beneficiary or Trustee such further instruments or documents as Beneficiary may reasonably deem necessary to effectuate the terms of this Section 1.22.

           (b) RESTRICTION ON USE OF SUBSIDIARY OR AFFILIATE. Trustor shall not use any Affiliate in the operation of the Trust Estate or the Las Vegas Showboat if such use would in any way impair the security for the First Mortgage Bonds and the Indenture or circumvent any covenant or condition of this Deed of Trust or of any other Loan Document.

      1.23 Title Insurance. Promptly after the execution and delivery of this Deed of Trust, Trustor shall cause to be delivered to Trustee at Trustor's expense, one or more ALTA extended coverage Lender's Policies of Title Insurance showing fee title to the Land vested in Trustor and the lien of this Deed of Trust to be a perfected lien on a pari passu basis, prior to any and all encumbrances other than Permitted Liens.


                          ARTICLE TWO

                   CORPORATE LOAN PROVISIONS


      2.1  Interaction with Indenture and Loan Agreement.

           (a) INCORPORATION BY REFERENCE. All terms, covenants, conditions, provisions and requirements of the Indenture and Loan Agreement are incorporated by reference in this Deed of Trust.
Any   capitalized  term  used  in  this  Deed
of Trust without definition, but defined in the Indenture or Loan Agreement, shall have the same meaning here as in the Indenture.

           (b) CONFLICTS. Notwithstanding any other provision of this Deed of Trust, the terms and provisions of this Deed of Trust shall be subject and subordinate to the terms of the
Indenture, Intercreditor Agreement and Loan Agreement. To the extent that the Indenture, Intercreditor Agreement or Loan Agreement provides Trustor with a particular cure or notice period, or establishes any limitations or conditions on Beneficiary's actions with regard to a particular set of facts, Trustor shall be entitled to the same cure periods and notice periods, and Beneficiary shall be subject to the same limitations and conditions, under this Deed of Trust, in place of the cure periods, notice periods, limitations and conditions provided for under this Deed of Trust; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture, Intercreditor Agreement or Loan Agreement and this Deed of Trust. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the Indenture, Intercreditor Agreement or Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture, Intercreditor Agreement or Loan Agreement shall govern.

      2.2 Other Collateral. This Deed of Trust is one of a number of security agreements to secure the debt delivered by or on behalf of Trustor pursuant to the Promissory Note and the other Loan Documents and securing the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Loan Documents or otherwise (such as by separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations secured hereunder (i. e., collateral other than the Trust Estate) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Trust Estate created and continued by this Deed of Trust. No such release shall impair the priority of the lien of this Deed of Trust. By accepting its interest in the Trust Estate, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Beneficiary nor impair its Pari Passu Lien rights hereunder.


                         ARTICLE THREE

                            DEFAULTS

      3.1 Event of Default. The term "Event of Default," wherever used in this Deed of Trust, shall mean any one or more of the following events (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (a)   The  failure  by Trustor to pay  any  principal,
premium   or  interest  when  due,  whether  at  maturity,   upon
redemption,  or  otherwise, under the Promissory  Note  or  First
Mortgage Bonds.

           (b) The occurrence of an Event of Default and the expiration of any applicable cure or grace period under any Loan
Document.

           (c) A sale, lease, sublease, encumbrance or other transfer in violation of Section 1.10 (Further Encumbrances) hereof.

           (d) Failure by Trustor to duly keep, perform and observe any other covenant, condition, agreement, term, representation or warranty in this Deed of Trust or any Loan Document to be performed or observed by Trustor for a period of sixty (60) days after notice from Beneficiary.

           (e) Any representation or warranty of Trustor in this Deed of Trust shall prove to be incorrect in any material respect as of the time when the same shall have been made.

           (f) The entry by any court of competent jurisdiction of a judgment or decree that an undertaking by Trustor as herein provided to pay the Promissory Note or Bonds or any interest thereon, or any taxes, assessments, levies, liabilities, obligations or encumbrances is legally inoperative or cannot be enforced, so as to affect adversely either the security of this Deed of Trust, the indebtedness or other Obligations secured hereby, the rate of interest on the First Mortgage Bonds or all or any portion of the indebtedness, and such judgment shall not be appealed and stayed pending appeal within ten (10) days after such notice.


                          ARTICLE FOUR

                            REMEDIES

      4.1 Acceleration of Maturity. Following an Event of Default and the expiration of any applicable cure or grace period, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by a Trustor's Bankruptcy), declare the Indebtedness and all other sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives to the extent permitted by law to do so) notwithstanding anything in this Deed of Trust or any Loan Document or applicable law to the contrary.

      4.2 Protective Advances. If Trustor fails to make any payment or perform any other obligation under the First Mortgage Bonds, the Promissory Note, or any other Loan Document, then without thereby limiting Beneficiary's other rights or remedies, waiving or releasing any of Trustor's obligations, or imposing any obligation on Beneficiary, Beneficiary may either advance any amount owing or perform any or all actions that Beneficiary reasonably considers necessary or appropriate to cure such default. All such advances shall constitute "Protective
Advances."   No   sums  advanced  or  performance   rendered   by
Beneficiary shall cure, or be deemed a waiver of any Event of Default.

      4.3 Institution of Equity Proceedings. Following an Event of Default and the expiration of any applicable cure or grace period, Beneficiary may institute an action, suit or proceeding in equity for specific performance of this Deed of Trust, the Loan Agreement or any Loan Document, all of which shall be specifically enforceable by injunction or other equitable remedy. Trustor waives any defense based on laches or any applicable statue of limitations.

      4.4  Beneficiary's Power of Enforcement.

           (a) Following an Event of Default and the expiration of any applicable cure or grace period, Beneficiary shall be entitled, at its option and in its sole and absolute discretion, to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, written declaration of default and demand for sale and written Notice of Breach and Election to Sell (or other statutory notice) to cause the Trust Estate to be sold to satisfy the obligations hereof, and in the case of delivery to Trustee, Trustee shall cause said notice to be filed for record.

           (b) After the lapse of such time as may then be required by law following the recordation of said Notice of Breach and Election to Sell, and notice of sale having been given as then required by law, including compliance with all applicable Gaming Control Acts, Trustee, without demand on Trustor, shall sell the Trust Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, of cash in lawful money of the United States payable at the time of sale. Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall execute and deliver to the purchaser its Deed, Bill of Sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale.

           (c) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys' fees of Trustee or Beneficiary in connection with a sale, Trustee shall apply the proceeds of such sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the default interest rate on the Promissory Note then to the payment of all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto as provided in NRS 40.462.
                               22

           (d) Subject to compliance with applicable Gaming Control Acts, following any Event of Default and the expiration of any applicable cure or grace period, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Promissory Note, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to the laws of the State of Nevada or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (3) to exercise any or all of the rights and remedies available to it under the Loan Agreement; and (4) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

           (e) The remedies described in this Section 4.4 may be exercised with respect to all or any portion of the Personal
Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Trustor agrees that Beneficiary's inclusion of all or any portion of the Personal Property in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

      4.5  Beneficiary's  Right  to  Enter  and Take Possession,
           Operate and Apply Income.

           (a) Subject to the Intercreditor Agreement and compliance with applicable Gaming Control Acts, following an Event of Default and the expiration of any applicable cure or grace period, (i) Trustor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of Trustor; and (ii) Trustor shall pay monthly in advance to Beneficiary on Beneficiary's entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

           (b) If Trustor shall for any reason fail to surrender or deliver the Trust Estate, the Personal Property or any part thereof after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree. Trustor shall pay to Beneficiary or Trustee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

           (c) Subject to compliance with applicable Gaming Control Acts, upon every such entering upon or taking of possession, Beneficiary or Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

                (1) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                (2) insure or  keep the Trust Estate insured;

                (3) manage and operate the Trust Estate and exercise all the rights and powers of Trustor in their name or otherwise with respect to the same;

                (4) enter into agreements with others to exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and, subject to the absolute assignment of the Leases and Rents to Beneficiary, Beneficiary or Trustee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (1) the payment of interest and principal due and payable on the Promissory Note, (2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon the Trust Estate or any part thereof; (4) the reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee; and (5) any other reasonable and necessary charges or costs required to be paid by Trustor under the terms hereof; and

                (5) rent or sublet the Trust Estate or any portion thereof for any purpose permitted by the Facility Lease or this Deed of Trust.

           Beneficiary or Trustee shall surrender possession of the Trust Estate and the Personal Property to Trustor only when all that is due upon such interest and principal, tax and insurance deposits, and all amounts under any of the terms of the Loan Agreement or this Deed of Trust, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

      4.6 Leases. Beneficiary is authorized to foreclose this Deed of Trust subject to the Intercreditor Agreement and the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustor to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof. Unless otherwise agreed by Beneficiary in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the lien of this Deed of Trust, except that from time to time Beneficiary may execute and record among the land records of the jurisdiction where this Deed of Trust is recorded, subordination statements with respect to such of said Space Leases as Beneficiary may designate in its sole discretion, whereby the Space Leases so designated by Beneficiary shall be made superior to the lien of this Deed of Trust for the term set forth in such subordination statement. From and after the recordation of such subordination statements, and for the respective periods as may be set forth therein, the Space Leases therein referred to shall be superior to the lien of this Deed of Trust and shall not be affected by any foreclosure hereof. All such Space Leases shall contain a provision to the effect that the Trustor and Space Lessee recognize the right of Beneficiary to elect and to effect such subordination of this Deed of Trust and consents thereto.

      4.7 Purchase by Beneficiary. Upon any foreclosure sale (whether judicial or nonjudicial), Beneficiary may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

      4.8 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Trustor agrees to the full extent permitted by law that if an Event of Default occurs, neither Trustor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Estate marshalled upon any foreclosure of the lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Trust Estate in part or as an entirety.

      4.9 Receiver. Following an Event of Default and the expiration of any applicable cure or grace period, Beneficiary, to the extent permitted by law and in accordance with all applicable Gaming Control Acts, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary's behalf may be an Affiliate of Beneficiary. The expenses, including receiver's fees, reasonable attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect  all  Rents, whether  by a  receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust, the Indenture or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms
of  this  Deed  of   Trust   to, Beneficiary.

      4.10 Suits to Protect the Trust Estate. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts which may be unlawful or any violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest

      4.11 Proofs of Claim. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustor, any Affiliate or any guarantor, co-maker or endorser of any of Trustor's obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under the Promissory Note or any other Loan Document, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

      4.12 Trustor  to   Pay  the   First  Mortgage   Bonds   and
           Promissory   Note    on   Any   Default   in  Payment:
           Application of Monies by Beneficiary.

           (a) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the default interest rate on the Promissory Note.

           (b) Trustor hereby agrees to the extent permitted by law, that no recovery of any such judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any of the Trust Estate or any other property shall in any way affect the Lien and security interest of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

           (c) Any monies collected or received by Beneficiary under this Section 4.12 shall be first applied to the payment of the reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary, and the balance remaining shall be applied to the payment of amounts due and unpaid under the First Mortgage Bonds and Promissory Note.

           (d) The provisions of this section shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the First Mortgage Bonds and Promissory Note.

      4.13 Delay or Omission: No Waiver. No delay or omission of Beneficiary or Bondholder to exercise any right, power or remedy upon any Event of Default (and after the expiration of any applicable cure or grace period) shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in the Indenture or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

      4.14 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If
Beneficiary or any Bondholder (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the First Mortgage Bonds, the Indenture, this Deed of Trust, the Loan Agreement, or any other Loan Document; (d) releases any part of the Trust Estate from the lien or security interest of this Deed of Trust or any other instrument securing the First Mortgage Bonds or the Loan; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Deed of Trust, the Loan Agreement, or any Loan Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the First Mortgage Bonds, this Deed of Trust or any other Loan Document or otherwise of Trustor, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien or security interest of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this Section 4.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any Loan Document, (i) in the case of any non-monetary Event of Default (and after the expiration of any applicable cure or grace period), Beneficiary may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

      4.15 Discontinuance of Proceedings: Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgement or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

      4.16 Remedies Cumulative. No right, power or remedy, including without limitation remedies with respect to any security for the First Mortgage Bonds, conferred upon or reserved to Beneficiary by the Subsidiary Guaranties, this Deed of Trust, the other Deeds of Trust or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any Loan Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

      4.17 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Promissory Note and this Deed of Trust shall, at Beneficiary's option, bear interest at the default interest rate on the Promissory Note until such Event of Default has been cured. Trustor's obligation to pay such interest shall be secured by this Deed of Trust.

      4.18 Foreclosure: Expenses of Litigation. If foreclosure be made by Trustee, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guaranties, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Trust Estate and the maintenance of the lien and security interest of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust or any Loan Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the default interest rate on the Promissory Note, and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

      4.19 Deficiency Judgments. If after foreclosure of this Deed of Trust or Trustee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the
Promissory Note or hereunder or any amounts secured hereby, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the default interest rate on the Promissory Note. Trustor waives, to the extent permitted by applicable law, any defense to Beneficiary's recovery against Trustor of any deficiency after any foreclosure sale of the Trust Estate. Trustor expressly waives, to the extent permitted by applicable law, any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 4.18 above. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the lien hereof.

      4.20 Waiver of Jury Trial. Beneficiary and Trustor each waive, to the extent permitted by applicable law, any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to, or incidental to the relationship established between them in connection with the First Mortgage
Bonds, the Promissory Note, the Loan Agreement, this Deed of Trust or any Loan Document. Any such disputes shall be resolved in a bench trial without a jury.

      4.21 Exculpation of Beneficiary. The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Trust Estate by Beneficiary, be deemed or construed to make Beneficiary a "mortgagee in possession"; nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Trust Estate, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Beneficiary, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Trust Estate.


                          ARTICLE FIVE

            RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
              OTHER PROVISIONS RELATING TO TRUSTEE

      Notwithstanding anything to the contrary in this Deed of Trust, Trustor and Beneficiary agree as follows.

      5.1 Exercise of Remedies by Trustee. To the extent that this Deed of Trust or applicable law, including all applicable Gaming Control Acts, authorizes or empowers Beneficiary to exercise any remedies set forth in Article Four hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of Nevada) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary's behalf in accordance with applicable law of the State of Nevada. In connection therewith,
Trustee: (a) shall not exercise, or waive the exercise of, any Beneficiary's Remedies (other than any rights of Trustee to any indemnity or reimbursement), except at Beneficiary's request, and
(b) shall exercise, or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's request, and in accordance with Beneficiary's directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary's request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

      5.2 Rights and Privileges of Trustee. To the extent that this Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary's liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor's attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor's behalf without joinder or confirmation by the other.

      5.3 Resignation or Replacement of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary's sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded if required by the law of the State of Nevada. The law of the State of Nevada shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the Obligations have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Loan Documents. Beneficiary's written appointment and designation of any Trustee shall be full evidence of Beneficiary's right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustor shall be required in connection with any resignation or other replacement of Trustee.

      5.4 Authority of Beneficiary. If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on Beneficiary's behalf by an
officer  of  such  corporation,  state  banking  corporation   or
national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

      5.5 Effect of Appointment of Successor Trustee. Upon the appointment and designation of any successor, substitute or replacement Trustee, Trustee's entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

      5.6 Confirmation of Transfer and Succession. Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and moneys held by said Trustee hereunder to said successor, substitute or replacement Trustee.

      5.7 Ratification. Trustor hereby ratifies and confirms any and all acts that any Trustee may properly take or perform by virtue of this Deed of Trust and in accordance with all applicable laws.

      5.8 Exculpation. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence, willful misconduct or knowing violation of law. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law). Trustee shall be under no liability for interest on any moneys received by it hereunder.

      5.9 Endorsement and Execution of Documents. Upon Beneficiary's written request, Trustee shall, without liability or notice to Trustor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Loan Documents. Trustor hereby irrevocably designates Trustee as its attorney-in-fact to execute, acknowledge and deliver, on Trustor's behalf and in Trustor's name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the lien created by this Deed of Trust on the Trust Property. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustor.

      5.10 Multiple Trustees. If Beneficiary appoints multiple trustees, then any Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

      5.11 Terms of Trustee's Acceptance. Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions.

           (a)   DELEGATION.   Trustee may exercise  any  of  its
powers through appointment of attorney(s)-in-fact or agents.

           (b)   COUNSEL.   Trustee may select and  employ  legal
counsel   (including  any  law  firm  representing  Beneficiary).
Trustor shall reimburse all reasonable legal fees and expenses that Trustee may thereby incur.

           (c) SECURITY. Trustee shall be under no obligation to take any action upon any Event of Default unless furnished security or indemnity, in form satisfactory to Trustee, against costs, expenses, and liabilities that Trustee may reasonably incur.

           (d) COSTS AND EXPENSES. Trustor shall reimburse Trustee, as part of the Obligations secured hereunder, for all reasonable disbursements and expenses (including reasonable legal fees and expenses) incurred by reason of and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee's administering and executing the trust created by this Deed of Trust and performing Trustee's duties and exercising Trustee's powers under this Deed of Trust.

           (e) RELEASE. Upon payment of the Obligations secured hereunder, Beneficiary shall request Trustee to release this Deed of Trust and shall surrender all the Obligations secured hereunder to Trustee. Trustee shall release this Deed of Trust without charge to Trustor. Trustor shall pay all costs of recordation, if any.


                          ARTICLE SIX

                    MISCELLANEOUS PROVISIONS

      6.1 Heirs. Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and subject to the limitations set forth in Section 1.10, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustor or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

      6.2 Notices. Whenever any notice, report, demand or other instrument is authorized or required to be given or furnished under this Deed of Trust to Beneficiary, an additional copy of such notice, report, demand or other instrument shall be given or furnished to the trustee under the Indenture, as collateral assignee of this Deed of Trust pursuant hereto.

      6.3  Addresses for Notices. Etc.

           (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Deed of Trust to Trustor or Beneficiary shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address or (ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party:

      Beneficiary:   Natwest Bank, N.A.
                     22 Route 70 W
                     Cherry Hill, NJ  08002
                     Attention:  John T. Harrison, Vice President

                     With a copy to:

                     Peter W. Leibundgut, Esquire
                     Clark, Ladner, Fortenbaugh & Young
                     Woodland Falls Corporate Park
                     200 Lake Drive East, Suite 300
                     Cherry Hill, New Jersey  08002

      Trustor:       Showboat, Inc.
                     2800 Fremont Street
                     Las Vegas, Nevada 89104
                     Attention: Chief Financial Officer

                     With a copy to:

                     John N. Brewer, Esquire
                     Kummer, Kaempfer, Bonner & Renshaw
                     3800 Howard Hughes Parkway
                     Las Vegas, Nevada 89109

      Trustee:       Nevada Title Company
                     3320 West Sahara
                     Suite 200
                     Las Vegas, Nevada 89102-6067


      6.3.1 Change of Address. Any person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other party but no such notice of change shall be effective unless and until received by such other party.

      6.4 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

      6.5 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained herein or in the First Mortgage Bonds, the Indenture or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the First Mortgage Bonds, the Indenture, the Subsidiary Guaranties or any other Loan Document shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      6.6   Changes and Priority Over Intervening Liens.  Neither
this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

      6.7 Estoppel Certificates. Within ten (10) Business Days after Beneficiary's written request, Trustor shall from time to time execute a certificate, in recordable form (an "Estoppel Certificate"), stating, except to the extent it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) Trustor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) none of the Loan Documents have been amended, whether orally or in writing; (d) Trustor has no claims against Beneficiary of any kind; (e) any Power of Attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust, any Loan Documents and the relationship of Trustor and Beneficiary as Beneficiary shall reasonably request. In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances ('a" through 'f").

      6.8 Governing Law. This Deed of Trust shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Nevada, without regard to its choice of law provisions.

      6.9 Required Notices. Trustor shall notify Beneficiary promptly of the occurrence of any of the following and shall immediately provide Beneficiary a copy of the notice or documents referred to: (i) receipt of notice from any Governmental
Authority relating to all or any material part of the Trust Estate if such notice relates to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (ii) receipt of any notice from any tenant leasing all or any material portion of the Trust Estate if such notice relates to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (iii) receipt of notice from the holder of any Permitted Lien relating to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (iv) the commencement of any proceedings or the entry of any judgment, decree or order materially affecting all or any portion of the Trust Estate or which involve the potential liability of Trustor or its Affiliates in an amount in excess of $25,000,000 (other than for personal injury actions and related property damage suits which have been acknowledged by the insurer to be covered by such insurance); or (v) commencement of any judicial or administrative proceedings or the entry of any judgment, decree or order by or against or otherwise affecting Trustor or any Affiliate of Trustor, a material portion of the Trust Estate, or a material portion of the Personal Property, or any other action by any creditor or lessor thereof as a result of any material default under the terms of any lease.

      6.10 Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

      6.11 Attorneys Fees. Without limiting any other provision contained herein, Trustor agrees to pay all reasonable costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust or the taking of this Deed of Trust as security for the repayment of the Promissory Note, including without limitation all reasonable attorneys' fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

      6.12 Late Charges. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the default interest rate on the Promissory Note, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

      6.13 Cost of Accounting. Trustor shall pay to Beneficiary, for and on account of the preparation and rendition of any accounting, which Trustor may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

      6.14 Right of Entry. Subject to compliance with applicable Gaming Control Acts, Beneficiary may at any reasonable time or times, upon no less than 24 hours advance notice (except in the case of an emergency), make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent.

      6.15 Corrections. Trustor shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest. In the event that there is a new Facility Lease, Trustor shall execute a supplemental Deed of Trust if requested by Beneficiary.

      6.16 Statute of Limitations. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

      6.17 Subrogation. Should the proceeds of the loan made by Beneficiary to Trustor, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Beneficiary, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior lien or encumbrance upon the Trust Estate, or any part thereof, then, as additional security hereunder, Trustee, on behalf of Beneficiary, shall be subrogated to any and all rights, superior titles, liens, and equities owned or claimed by any owner or holder of said outstanding liens, charges, and indebtedness, however remote, regardless of whether said liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

      6.18 Joint and Several Liability. All obligations of Trustor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Trustor, without, however, creating a present or other lien or charge thereon.

      6.19 Context. In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

      6.20 Time. Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to "days" in this Deed of Trust shall be deemed to mean "calendar days."

      6.21 Interpretation. As used in this Deed of Trust unless the context clearly requires otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

      6.22 Effect of NRS  57.030.  To the extent not inconsistent
herewith,  the provisions of NRS   57.030 are included herein  by
reference.

      6.23 Application of Certain Deed of Trust Provisions to Showboat Operating Company. The parties hereto acknowledge that many of the provisions set forth herein are inapplicable to the Collateral owned by Showboat Operating Company whose participation herein as co-trustor is premised solely upon pledging Collateral comprised of certain equipment, personal property and fixtures. To the extent any provision herein is inapplicable to same, Showboat Operating Company shall be relieved from compliance therewith.


                         ARTICLE SEVEN

                       POWER OF ATTORNEY


      7.1 Grant of Power. Trustor irrevocably appoints Beneficiary and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default following the expiration of any applicable cure or grace period to act, subject to all applicable Gaming Control
Acts, for Trustor in its name, place and stead as hereinafter provided:

      7.2 Possession and Completion. To take possession of the Land and Las Vegas Showboat, remove all employees, contractors and agents of Trustor therefrom, complete or attempt to complete the work of construction, and market, sell or lease the Land and the Las Vegas Showboat.

      7.3 Plans. To make such additions, changes and corrections in the current Plans as may be necessary or desirable, in Beneficiary's reasonable discretion, or as it deems proper to complete the restoration of the Las Vegas Showboat.

      7.4 Employment of Others. To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Beneficiary, in its discretion, deems proper for the restoration of the Las Vegas Showboat, for the protection or clearance of title to the Land or Personal Property, or for the protection of Beneficiary's interests with respect thereto.

      7.5 Security Guards. To employ watchmen to protect the Land and the Las Vegas Showboat from injury.

      7.6 Compromise Claims. To pay, settle or compromise all bills and claims then existing or thereafter arising against Trustor, which Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Land or Personal Property, or for the protection of Beneficiary's interests with respect thereto.

      7.7 Legal Proceedings. To prosecute and defend all actions and proceedings in connection with the Land or the Las Vegas
Showboat.

      7.8 Other Acts. To execute, acknowledge and deliver all other instruments and documents in the name of Trustor that are necessary or desirable, to exercise Trustor's rights under all contracts concerning the Land or the Projects, including, without limitation, under any Space Leases, and to do all other acts with respect to the Land or the Las Vegas Showboat that Trustor might do on its own behalf, as Beneficiary, in its reasonable discretion, deems proper.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust,
Assignment of Rents and Security Agreement the day and year first above written.

SHOWBOAT, INC.
a Nevada corporation,
as Trustor


By: /s/ R. Craig Bird
Name: R. Criag Bird
Title: Executive Vice President
        Finance and Administration


SHOWBOAT OPERATING COMPANY
a Nevada corporation,
as Trustor


By: /s/ Leann Schneider
Name: Leann Schneider
Title: Treasurer

STATE OF NEVADA          :
                         : ss.
COUNTY OF CLARK          :

      This instrument was acknowledged before me on July 28, 1995
by  R.  Craig  Bird  as   Executive  Vice  President-Finance  and
Administration of Showboat, Inc.

                                        /s/ Jean Y. Zorn
                                        NOTARY PUBLIC


STATE OF NEVADA          :
                         : ss.
COUNTY OF CLARK          :

      This instrument was acknowledged before me on July 28, 1995 by Leann Schneider as Treasurer of Showboat Operating Co.

                                        /s/ Jean Y. Zorn
                                        NOTARY PUBLIC

                           SCHEDULE A
                        LAND DESCRIPTION

PARCEL ONE (1) :

THAT  PORTION  OF   GOVERNMENT   LOT  THREE (3)  IN  SECTION  1,
TOWNSHIP 21  SOUTH,  RANGE 61 EAST,  M.D.B. & M.,  DESCRIBED  AS
FOLLOWS:

BEGINNING AT THE POINT  OF INTERSECTION OF  THE WEST LINE OF SAID
GOVERNMENT LOT THREE (3) WITH THE SOUTHWESTERLY RIGHT OF WAY LINE
OF U.S. HIGHWAY NOS. 93-95-466 (200 FEET WIDE);

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE SAID RIGHT OF WAY LINE
A DISTANCE OF 244.63 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING  SOUTH 42 DEGREES 27' EAST A DISTANCE OF 404.01
FEET TO A POINT OF THE SOUTH LINE OF SAID LOT THREE (3);

THENCE  SOUTH  89 DEGREES  37'  WEST  ALONG THE SAID SOUTH LINE A
DISTANCE OF 405.99 FEET TO A POINT ON THE EASTERLY  RIGHT OF  WAY
LINE OF ATLANTIC STREET (60 FEET WIDE);

THENCE NORTH 0 DEGREES 10' 30" WEST ALONG THE SAID EASTERLY RIGHT
OF WAY LINE, A DISTANCE OF 173.12 FEET TO A POINT;

THENCE NORTH 47 DEGREES 33' EAST A DISTANCE OF 181.63 FEET TO THE
TRUE POINT OF BEGINNING.

PARCEL TWO (2) :

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF  THE  NORTHWEST
QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 21 SOUTH,  RANGE 61 EAST,
M.D.B. & M., LYING WESTERLY OF U.S. HIGHWAY  #93-95-466  (BOULDER
HIGHWAY), MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING  AT  THE  INTERSECTION  OF THE  NORTH  LINE OF THE SAID
SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) WITH
THE WEST LINE OF THE U.S. HIGHWAY #93-95-466;

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE SAID WEST LINE OF  THE
HIGHWAY A DISTANCE OF 135.87 FEET TO A POINT;

THENCE  SOUTH  47 DEGREES 33' WEST  A  DISTANCE  OF 500 FEET TO A
POINT;

THENCE   NORTH  42 DEGREES  27' WEST   AND   PARALLEL   WITH  THE
AFOREMENTIONED WEST  LINE  OF  THE U.S. HIGHWAY TO A POINT IN THE
WEST LINE OF THE SAID SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST
QUARTER (NW 1/4) OF SAID SECTION 1;

THENCE NORTH ALONG THE LAST MENTIONED  WEST LINE TO THE NORTHWEST
CORNER  OF  SAID  SOUTHEAST  QUARTER (SE 1/4)  OF  THE  NORTHWEST
QUARTER (NW 1/4) OF SECTION 1;
CONTINUED

THENCE NORTH 89 DEGREES 37' 50" EAST ALONG THE NORTH LINE OF SAID
SOUTHEAST QUARTER  (SE 1/4) OF  THE  NORTHWEST QUARTER (NW 1/4) A
DISTANCE OF 435.99 FEET TO THE POINT OF BEGINNING.

EXCEPT  THE  INTEREST IN  THE WEST 30 FEET OF THE ABOVE DESCRIBED
PROPERTY AS CONVEYED TO THE COUNTY OF CLARK  BY DEED DATED  APRIL
17, 1950   AS  DOCUMENT NO. 131015  OF  OFFICIAL  RECORDS,  CLARK
COUNTY, NEVADA RECORDS, FOR STREET PURPOSES.

PARCEL THREE (3) :

THAT PORTION OF THE  SOUTHEAST QUARTER (SE 1/4) OF THE  NORTHWEST
QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 21 SOUTH,  RANGE 61 EAST,
M.D.B. & M., DESCRIBED AS FOLLOWS:

COMMENCING  AT  THE  INTERSECTION  OF  THE NORTH LINE OF THE SAID
SOUTHEAST QUARTER (SE 1/4) OF  THE  NORTHWEST QUARTER (NW 1/4) OF
SECTION 1,  WITH  THE  WEST  LINE  OF  THE STATE HIGHWAY (BOULDER
HIGHWAY);

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE SAID WEST LINE OF  THE
STATE HIGHWAY  A  DISTANCE  OF 135.87 FEET  TO  THE TRUE POINT OF
BEGINNING;

THENCE  SOUTH  47 DEGREES 33' WEST  A  DISTANCE  OF 500 FEET TO A
POINT;

THENCE SOUTH  42 DEGREES 27' EAST AND PARALLEL WITH THE WEST LINE
OF THE SAID STATE HIGHWAY A DISTANCE OF 200 FEET TO A POINT;

THENCE  NORTH 47 DEGREES 33'  EAST  A  DISTANCE  OF 500 FEET TO A
POINT IN THE AFOREMENTIONED WEST LINE OF THE STATE HIGHWAY;

THENCE NORTH 42 DEGREES 27"; WEST ALONG THE SAID WEST LINE OF THE
HIGHWAY A DISTANCE OF 200 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL FOUR (4) :

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF  THE  NORTHWEST
QUARTER (NW 1/4) OF SECTION 1,  TOWNSHIP 21 SOUTH, RANGE 61 EAST,
M.D.B. & M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE NORTH LINE OF  THE
SOUTHEAST QUARTER (SE 1/4)  OF THE  NORTHWEST QUARTER (NW 1/4) OF
SAID SECTION 1, WITH THE SOUTHWESTERLY RIGHT OF WAY LINE  OF U.S.
HIGHWAY NOS. 93-95-466 (200 FEET WIDE);

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE SAID RIGHT OF WAY LINE
A DISTANCE OF 735.87 FEET TO A POINT;

THENCE SOUTH 47 DEGREES 33' WEST A DISTANCE OF 500 FEET TO THE MOST SOUTHERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY HARRY MACK ET AL TO RICHARD M. CLOUGH ET UX BY DEED RECORDED JUNE 3, 1949 AS DOCUMENT NO. 314105, CLARK COUNTY, NEVADA RECORDS, THE TRUE POINT OF BEGINNING;
CONTINUED

THENCE SOUTH 89 DEGREES 57' 35" WEST AND PARALLEL TO THE SOUTH LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 1 A DISTANCE OF 560.41 FEET MORE OR LESS TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 1;

THENCE  NORTH 01 DEGREES 12' 57" WEST ALONG  THE  LAST  MENTIONED
WEST  LINE  A  DISTANCE  OF 615.67 FEET  MORE OR  LESS TO A POINT
DISTANT    SOUTH   47 DEGREES 33'  WEST   500   FEET   FROM   THE
AFOREMENTIONED SOUTHWEST RIGHT OF WAY LINE;

THENCE SOUTH 42 DEGREES 27' EAST PARALLEL TO A DISTANT  500  FEET
FROM  THE  SAID  SOUTHWESTERLY  RIGHT  OF  WAY LINE A DISTANCE OF
833.74 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT  THE  INTEREST  IN  THE WEST THIRTY (30) FEET OF THE ABOVE
DESCRIBED  PROPERTY  AS  CONVEYED TO THE  COUNTY OF CLARK BY DEED
DATED APRIL 17, 1950 AS DOCUMENT NO. 131015 OF  OFFICIAL RECORDS,
CLARK COUNTY, NEVADA RECORDS, FOR STREET PURPOSES.

PARCEL FIVE (5) :

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF  THE  NORTHWEST
QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 21 SOUTH,  RANGE 61 EAST,
M.D.M., DESCRIBED AS FOLLOWS:

BEGINNING  AT  THE  SOUTHWEST  CORNER  OF  THE  SOUTHEAST QUARTER
(SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 1;

THENCE NORTH 0 DEGREES 12' 57" WEST ALONG THE WEST LINE THEREOF A DISTANCE OF 477.8 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO IRVING KING, ET UX, BY DEED RECORDED MAY 3, 1951 AS DOCUMENT NO. 370209 OF CLARK COUNTY, NEVADA RECORDS.

THENCE ALONG THE SOUTH LINE OF SAID CONVEYED PARCEL NORTH 89 DEGREES 57' 35" EAST, 560.41 FEET TO THE SOUTHEAST CORNER OF SAID CONVEYED PARCEL, SAID SOUTHEAST CORNER BEING DISTANT SOUTH 47 DEGREES 33' 00" WEST, 500 FEET FROM THE SOUTHWESTERLY LINE OF U.S. HIGHWAY NOS. 93-05-466 (BOULDER HIGHWAY);

THENCE SOUTH 42 DEGREES 27' 00" EAST, PARALLEL WITH THE SOUTHWESTERLY LINE OF SAID HIGHWAY, 579.45 FEET TO A POINT DISTANT 50 FEET NORTH OF AND MEASURED AT RIGHT ANGLES TO THE SOUTH LINE OF THE SAID SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4);

THENCE NORTH 89 DEGREES 56' 35" EAST, PARALLEL WITH THE LAST MENTIONED SOUTH LINE, 179.23 FEET TO THE SOUTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND COVEYED TO I.A. STUB BY DEED RECORDED JANUARY 4, 1950 AS DOCUMENT NO. 330010 OF SAID COUNTY RECORDS;

THENCE  SOUTH  47  DEGREES 33' 00" WEST,  ALONG THE SOUTHWESTERLY
PROLONGATION OF THE SOUTHEASTERLY LINE OF SAID PARCEL CONVEYED BY
DOCUMENT NO. 330010, A DISTANCE OF 74.13 FEET;
continued

THENCE SOUTH 89 DEGREES 57' 43" WEST, ALONG THE SOUTH LINE OF THE
SOUTHEAST  QUARTER (SE 1/4) OF THE  NORTHWEST QUARTER (NW 1/4) OF
SAID  SECTION 1,  A  DISTANCE  OF 1074.24 FEET  TO  THE  POINT OF
BEGINNING.

EXCEPT THEREFROM THE INTEREST IN AND TO  THE SOUTH 40.00 FEET  OF
SAID LAND, AS CONVEYED TO THE COUNTY OF CLARK, FOR ROAD PURPOSES,
BY DEED RECORDED MARCH 22, 1951, AS DOCUMENT NO. 366543  OF CLARK
COUNTY NEVADA RECORDS.

ALSO EXCEPT THEREFROM THE  INTEREST IN  AND  TO  THE WEST 30 FEET
OF  SAID LAND  AS CONVEYED  TO THE  CITY  OF  LAS VEGAS, FOR ROAD
PURPOSES BY DEED RECORDED OCTOBER 9, 1962, AS DOCUMENT NO. 316163
OF OFFICIAL RECORDS OF CLARK COUNTY, NEVADA.

ALSO EXCEPT THEREFROM THAT CERTAIN SPANDREL AREA IN THE SOUTHWEST CORNER THEREOF AS CONVEYED TO THE CITY OF LAS VEGAS BY DEED RECORDED JUNE 23, 1966 IN BOOK 725 AS DOCUMENT NO. 582913 AND JULY 19, 1966 IN BOOK 731 AS DOCUMENT NO. 587980, OF OFFICIAL RECORDS.

PARCEL SIX (6) :

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF  THE  NORTHWEST
QUARTER (NW 1/4) OF  SECTION 1, TOWNSHIP 21 SOUTH, RANGE 61 EAST,
M.D.M.,   LYING   WEST  OF  U.S.  HIGHWAY  NOS.  93-95-466,  MORE
PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING  AT  THE  INTERSECTION  OF  THE NORTH LINE OF THE SAID
SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) WITH
THE  WESTERLY  LINE  OF  THE U.S. HIGHWAY NOS. 93-95-466 (BOULDER
HIGHWAY);

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE WEST LINE OF SAID U.S.
HIGHWAY A DISTANCE OF 335.87 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 47 DEGREES 33' WEST  A DISTANCE OF 500.00 FEET TO  A
POINT;

THENCE    SOUTH  47 DEGREES 27'  EAST  AND  PARALLEL   WITH   THE
AFOREMENTIONED  WEST  LINE OF THE U.S. HIGHWAY  A DISTANCE OF 100
FEET TO A POINT;

THENCE  NORTH 47 DEGREES 33' EAST A  DISTANCE  OF 500  FEET  TO A
POINT IN THE WEST LINE OF THE U.S. HIGHWAY;

THENCE NORTH 42 DEGREES 27' WEST  ALONG THE LAST  MENTIONED  WEST
LINE A DISTANCE OF 100 FEET TO THE TRUE POINT OF BEGINNING.

continued

PARCEL SEVEN (7) :

THAT PORTION  OF  THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST
QUARTER  (NW 1/4) OF SECTION 1, TOWNSHIP 21 SOUTH, RANGE 61 EAST,
M.D.M.,  LYING  SOUTHWESTERLY OF THE U.S. HIGHWAY NOS. 93-95-466,
MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING  AT  THE  INTERSECTION  OF  THE  NORTH  LINE  OF  SAID
SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) WITH
THE   SOUTHWESTERLY  LINE  OF SAID  U.S.  HIGHWAY  NOS. 93-95-466
(BOULDER HIGHWAY);

THENCE SOUTH 42 DEGREES 27' EAST ALONG THE SOUTHWESTERLY LINE OF THE SAID HIGHWAY A DISTANCE OF 435.87 FEET TO THE MOST EASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY LOUIS MACK, ET AL TO VAUGHN O. HOLT, ET UX, BY DEED DATED SEPTEMBER 13, 1948 AND RECORDED SEPTEMBER 16, 1948 AS DOCUMENT NO. 295909, CLARK COUNTY, NEVADA RECORDS, BEING THE POINT OF BEGINNING;

THENCE SOUTH 47 DEGREES 33' WEST ALONG THE SOUTHEASTERLY  LINE OF
THE  SAID CONVEYED  PARCEL,   A  DISTANCE OF 500 FEET TO THE MOST
SOUTHERLY CORNER OF THE PARCEL CONVEYED TO SAID VAUGHN O. HOLT;

THENCE  SOUTH 42 DEGREES 27' EAST  AND  PARALLEL  WITH  THE  SAID
SOUTHWESTERLY LINE OF THE U.S. HIGHWAY A  DISTANCE OF 100 FEET TO
A POINT;

THENCE  NORTH  47 DEGREES 33' EAST  A  DISTANCE  OF 500 FEET TO A
POINT IN SAID SOUTHWESTERLY LINE OF THE HIGHWAY;

THENCE  NORTH 47 DEGREES 27' WEST,   ALONG  THE  LAST   MENTIONED
SOUTHWESTERLY  LINE  A  DISTANCE OF 100 FEET TO THE TRUE POINT OF
BEGINNING.

continued

PARCEL EIGHT (8) :

THAT PORTION OF THE  SOUTHEAST QUARTER (SE 1/4) OF THE  NORTHWEST
QUARTER (NW 1/4)  OF SECTION 1, TOWNSHIP 21 SOUTH, RANGE 61 EAST,
M.D.B. & M.,  LYING SOUTHWESTERLY OF U.S. HIGHWAY NOS. 93-95-466,
MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING  AT  THE  INTERSECTION  OF  THE  NORTH  LINE  OF  SAID
SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) WITH
THE  SOUTHWESTERLY  LINE  OF  SAID  U.S.  HIGHWAY  NOS. 93-95-466
(BOULDER HIGHWAY);

THENCE NORTH 42 DEGREES 27' EAST ALONG THE SOUTHWESTERLY LINE OF THE SAID HIGHWAY A DISTANCE OF 535.87 FEET TO THE MOST EASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY LOUIS MACK, ET AL TO KARL L. SCHOTT BY DEED RECORDED NOVEMBER 22, 1948, AS SHOWN AS DOCUMENT NO. 300678, CLARK COUNTY, NEVADA RECORDS, BEING THE TRUE POINT OF BEGINNING;

THENCE SOUTH 47 DEGREES 33' WEST ALONG  THE SOUTHEASTERLY LINE OF
THE LAST MENTIONED CONVEYED  PARCEL  A  DISTANCE  OF  500 FEET TO
THE MOST SOUTHERLY CORNER OF THE SAID  PARCEL CONVEYED TO KARL L.
SCHOTT;

THENCE SOUTH 42 DEGREES 27'  EAST  AND  PARALLEL  WITH  THE  SAID
SOUTHWESTERLY  LINE  OF U.S. HIGHWAY NOS. 93-95-466 A DISTANCE OF
100 FEET TO A POINT;

THENCE NORTH 47 DEGREES 33' EAST  A  DISTANCE  OF  500  FEET TO A
POINT IN  THE  AFOREMENTIONED  SOUTHWESTERLY  LINE  OF  THE  U.S.
HIGHWAY;

THENCE  NORTH  42 DEGREES  27'  WEST  ALONG  THE  LAST  MENTIONED
SOUTHWESTERLY  LINE  A  DISTANCE OF 100 FEET TO THE TRUE POINT OF
BEGINNING.

continued

PARCEL NINE (9) :

THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4)  OF  THE NORTHWEST
QUARTER (NW 1/4) OF SECTION 1,  TOWNSHIP 21 SOUTH, RANGE 61 EAST,
M.D.B. & M.,   (CLARK COUNTY, NEVADA)  BEING  MORE   PARTICULARLY
DESCRIBED AS FOLLOWS:

COMMENCING  AT  THE  NORTH  INTERSECTION OF THE NORTH LINE OF THE
SOUTHEAST  QUARTER (SE 1/4) OF  THE NORTHWEST QUARTER (NW 1/4) OF
SAID  SECTION 1,  AND THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF U.S.
HIGHWAY NOS. 93-95-466 (200.00 FEET WIDE);

THENCE SOUTH 42 DEGREES 27' 00" EAST ALONG THE SAID SOUTHWESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 635.87 FEET TO A POINT BEING THE MOST EASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND AS CONVEYED TO FIRST NATIONAL BANK OF NEVADA, A NATIONAL BANKING ASSOCIATION, BY DEED RECORDED DECEMBER 12, 1962 AS DOCUMENT NO. 327145 OFFICIAL RECORDS, CLARK COUNTY, NEVADA, SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;

THENCE SOUTH 47 DEGREES 33' 0" WEST ALONG THE SOUTHEASTERLY LINE OF SAID FIRST NATIONAL BANK PARCEL A DISTANCE OF 500.00 FEET TO A POINT IN THE NORTHEASTERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO IRVING KING, ET UX BY DEED RECORDED MAY 3, 1951 AS DOCUMENT NO. 37209 OFFICIAL RECORDS, CLARK COUNTY, NEVADA;

THENCE SOUTH 42 DEGREES 27' 00" EAST ALONG THE NORTHEASTERLY LINE OF SAID KING PARCEL A DISTANCE OF 400.00 FEET TO A POINT BEING THE MOST WESTERLY CORNER OF THAT CERTAIN PARCEL OF LAND AS CONVEYED TO THE I.A. STUB BY AN AGREEMENT DATED AUGUST 19, 1948 AS DOCUMENT NO. 294205 OFFICIAL RECORDS, CLARK COUNTY, NEVADA;

THENCE NORTH 47 DEGREES 33' 00" EAST ALONG THE NORTHWESTERLY LINE
OF  SAID STUB PARCEL A DISTANCE OF 500.00  FEET TO A POINT IN THE
AFOREMENTIONED  SOUTHWESTERLY  RIGHT-OF-WAY  LINE OF  U.S. HIGHWAY
NOS. 93-95-466;

THENCE NORTH 47 DEGREES 27' 00" WEST ALONG SAID RIGHT-OF-WAY LINE
A DISTANCE OF 400.00 FEET TO THE TRUE POINT OF BEGINNING.

                           SCHEDULE B
                  List of Existing Encumbrances

(1)  TAXES: State and County Taxes for the fiscal period of  1995 to  1996,  a  lien  now  due  and  payable in the total amount of
$515,564.46

First installment of $128,891.46 unpaid delinquent third Monday in August

Second installment of $128,891.00 upaid delinquent first Monday in October

Third installment of $128,891.00 unpaid delinquent first Monday in January

Fourth installment of $128,891.00 unpaid delinquent first Monday in March

AFFECTS: PARCELS 1 THROUGH 5

(2)  TAXES: State and County Taxes for the fiscal period of  1995
to 1996, a lien now due and  payable  in  the  total  amount   of
$23,851.99

First installment of $5,965.99 unpaid delinquent third Monday in August

Second installment of $5,962.00 unpaid delinquent first Monday in October

Third installment of $5,962.00 unpaid delinquent first Monday in January

Fourth installment of $5,962.00 unpaid delinquent first Monday in March

AFFECTS: PARCELS 6 THROUGH 9

(3) SUPPLEMENTAL TAXES: Any supplemental taxes which may become a lien on the subject property by reason of increased valuations due to land use or improvement, NRS 361.260, or otherwise.

(4) PATENT: Reservations and Easements in the patent from the State of Nevada, recorded November 30, 1902, in Book 3 "F" of
Miscellaneous Records, Page 270, Lincoln County, Records.

Affects:  Parcel 1

(5) PATENT: Reservations and Easements in the patent from the State of Nevada, recorded September 11, 1911, in Book 2 of Deeds,
Page 62 as Document No. 3168 of Official Records.

Affects:  Parcels 2 through 9

(6) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded October 14, 1959, as Document No. 176384 of Official Records.

Affects:  The South 10 feet of Parcel 8

(7) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of SOUTHERN NEVADA POWER COMPANY, for electrical lines, recorded April 18, 1961, as Document No. 237213 of Official Records.

Affects:  The Southeasterly 6.00 feet of Parcel 3; the  Southerly
6.00 feet; and the Southeasterly 400.00 feet of the Northeasterly
6.00 feet of Parcel 4

A   portion   of   said right-of-way  has  been  relinquished  by
instrument   entitled  "PARTIAL  RELINQUISHMENT  OF  RIGHT-OF-WAY
GRANT" executed by NEVADA POWER COMPANY, recorded July 27, 1972 as Document No. 209184 of Offical Records.

Affects:  The Southeasterly 6.00 feet of Parcel 3

(8) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of SOUTHERN NEVADA POWER COMPANY, for electrical lines, recorded May 17, 1961, as Document No. 241058 and recorded June 20, 1961 as Document No. 245546 of Official Records.

Affects:  The Northerly 6.00 feet of Parcel 5

(9) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded
June 19, 1962, as Document No. 273434 of Official Records.

Affects: The Westerly 50.00 feet of the Southerly 10.00 feet of the Northerly 156.00 feet of said Southeast Quarter of the Northwest Quarter.

SAVING AND ACCEPTING that portion within Atlantic Avenue (60 feet wide).

Affects:  Parcel 2

(10) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical and communication lines, recorded June 5, 1962, as Document No. 294462 of Official Records.

Affects:  The Southeasterly 6.00 feet of Parcel 9

(11) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded
April 4, 1963, as Document No. 350080 of Official Records.

Affects: A strip of land 12.00 feet in width being 6.00 feet on each side of the following described centerline:

COMMENCING at the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of said Section 1;
thence North 0 degrees 10' 00" West a distance of 155.00 feet to a point;
thence North 89 degrees 59' 00" East a distance of 30.00 feet to a point on the East line of Atlantic Street, said point being the POINT OF BEGINNING;
thence continuing North 89 degrees 59' 00"  East  a  distance  of
25.00 feet to the point of ending.

Affects:  Parcel 1

(12) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded April 26, 1963, as Document No. 355007 of Official Records.

Affects:  The  South  250.00 feet  of  the  Easterly 6.00 feet of
Parcel 6

(13) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded
June 21, 1963, as Document No. 366400 of Official Records.

Affects:  The Easterly 6.00 feet of Parcel 6

(14) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded
June 21, 1963, as Document No. 366415 of Official Records.

Affects:  Westerly 6.00 feet of Parcel 7

(15) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of CENTRAL TELEPHONE COMPANY, for communication lines, recorded November 23, 1971, as Document No. 147041 of Official Records.

The exact location and extent of said easement is not disclosed in the document of record.

Affects:  Parcel 9

(16) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY and CENTRAL TELEPHONE COMPANY, for electrical and communication lines, recorded March 21, 1972, as Document No. 175649 of Official Records.

Affects:  The South 6.00 feet of Parcel 6

(17) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY and CENTRAL TELEPHONE COMPANY, for electrical and communication facilities, recorded April 3, 1975, as Document No. 466430 of Official Records.

Affects: Strips of land 10.00 feet in width being 5.00 feet on each side of the following centerlines:

CENTERLINE NO. 1:

COMMENCING at the point of intersection of the North line of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of said Section 1, with the Westerly line of the U.S. Highway Nos. 93-95-466 (Boulder Highway);
thence South 42 degrees 27' 00" East along the West line of  said
highway  a   distance  of 530.87  feet  to  a  point  hereinafter
designated as Point 1;
thence South 47 degrees 33' 00" West a distance of 505.00 feet to a point;
thence South 42 degrees 27' 00" East a distance of 105.00 feet to a point hereinafter designated as Point 2;
thence  continuing  South  42 degrees 27' 00" East  a distance of
68.00 feet to a point hereinafter desifnated as Point 3;
thence continuing South 42 degrees 27' 00" East  a  distance  of
32.00 feet to the POINT OF BEGINNING;
thence  continuing  South  42  degress 27' 00"  East a distance of
276.00 feet to a point hereinafter designated as Point 4;
thence continuing South 42 degrees 27' 00" East to a point on Grantor's Southerly property line, said point being the point of ending of Centerline No. 1.

Continued

CENTERLINE NO. 2:

BEGINNING at aforementioned Point 1;
thence South 47 degrees 33' 00" West a distance of 535.00 feet to the Point of ending of Centerline No. 2.

CENTERLINE NO. 3:

BEGINNING at aforementioned Point 2;
thence South 47 degress 33' 00" West a distance of 30.00 feet to the point of ending of Centerline No. 3.

CENTERLINE NO. 4:

BEGINNING at aforementioned Point 3;
thence South 47 degrees 33' 00" West a distance of 30.00 feet to the point of ending of Centerline No. 4.

CENTERLINE NO. 5:

BEGINNING at aforementioned Point 4;
thence South 47 degrees 33' 00" West a distance of 30.00 feet to the point of ending of Centerline No. 5.

Affects:  Parcels 4, 5 and 7

(18) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for an electrical substation, recorded April 29, 1975, as Document No. 473255 of Official Records.

Affects: COMMENCING at Southwest (SW) corner of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of said
Section 1;
thence South 89 degrees 43' 39" East along the South line of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of said Section 1, per File 8 of Surveys, page 49, in the Office of the County Recorder, a distance of 30.00 feet to a point;
thence North 00 degrees 00' 25" West a distance of 449.50 feet to a point;
thence North 89 degrees 31' 40" East a distance of 425.00 feet to the POINT OF BEGINNING;
thence continuing North 89 degrees 31' 40"  East  a  distance  of
80.00 feet to a point;
thence South 00 degrees 28' 20" East a distance of 25.00 feet to a point;
thence South 89 degrees 31' 40" West a distance of 80.00 feet to a point;
thence North 00 degrees 28' 20" West a distance of 25.00 feet to the POINT OF BEGINNING.

Affects:  Parcel 5

(19) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded November 1, 1978, in Book 964 as Document No. 923075 of Official Records.

Affects:  PARCEL NO. 1:

A strip of land 10.00 feet in width being 5.00 feet on each side of the following described centerline:

COMMENCING at the centerline intersection of Atlantic Street and Clifford Avenue;
thence North 89 degrees 46' 20" East, 30.00 feet;
thence North 00 degrees 13' 40" West per File 13 of Surveys, page 26, recorded June 5, 1963 as Document No. 363093 in Book 450 of Official Records, Clark County, Nevada, a distance of 39.00 feet to the POINT OF BEGINNING;
thence North 89 degrees 46' 20" East, 45.00 feet;
thence South 51 degrees 02' 30" East, 128.00 feet to a point hereinafter designated as Point A, said point also being the point of ending of said centerline.

PARCEL NO. 2:

A strip of land 20.00 feet in width being 10.00 feet on each side of the following described centerline:

BEGINNING at the aforementioned Point A;
thence South 51 degrees 02' 30" East, 30.00 feet to the point of ending of said centerline.

Affects:  Parcels 1 and 2

(20) TERM, COVENANTS, CONDITIONS AND PROVISIONS in an instrument entitiled, "ENCROACHMENT AGREEMENT", by and between CITY OF LAS VEGAS, a municipal corporation and SHOWBOAT, INC. recorded
October 27, 1986,  in  Book  861027  as  Document  No.  00778, of
Official Records.

(21) A LEASE executed by and between the parties named herein, for the term and upon and subject to all of the terms, covenants, and provisions contained therein;
Dated:      January 1, 1989
Lessor:     SHOWBOAT, INC., a Nevada corporation
Lessee:     SHOWBOAT OPERATING COMPANY, a Nevada corporation
Term:       10 YEARS
Disclosed by: MEMORANDUM OF LEASE (WITH  CANCELLLATION  OF  PRIOR
LEASE)
Recorded:   June 21, 1990 in Book 900621 as Document No. 00420

Affects:  All Parcels

The herein above referenced lease was suboridnated to the lien or charge of the Deed of trust referred to as Item No. 24 by document entitiled "SUBORDINATION AGREEMENT", recorded May 18,
1993 in Book 930518 as Document No. 00392.

(22) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for underground electric system(s), recorded September 21, 1990, in Book 900921 as Document No. 00787 of Official Records.

Affects: A strip of land 6.00 feet in width, being 3.00 feet on each side of the following described centerline:

COMMENCING at the intersection of the North (N) line of the Southeast Quarter of the Northwest Quarter (SE 1/4 NW 1/4) of said Section 1 with the West line of the U.S. Highway 93-95-466; thence South 42 degrees 27' 00" East, along the West right-of-way line of said U.S. Highway 93-95-466, a distance of 124.37 feet; thence South 48 degrees 05' 25" West, 26.43 feet to a point hereinafter referred to as POINT "A", being also the POINT OF BEGINNING;
thence continuing South 48 degrees 05' 25" West, 231.94 feet; thence North 42 degrees 31' 33" West, 205.50 feet to a point hereinafter referred to as POINT "B", being the point of ending. The sideline boundaries of said Strip shall be lengthened or shortened so as to intersect at the angle point.

Also, the following described parcels of land:

PARCEL 1:

BEGINNING at POINT "A";
thence North 42 degrees 27' 00" West, 37.49 feet;
thence North 47 degrees 33' 00" East, 26.43 to a point on the Westerly right of way line of the U.S. Highway 93-95-466;
thence South 42 degrees 27' 00" East, along said Westerly right of way line, 66.85 feet;
thence South 42 degrees 33' 00" West, 26.43 feet;
thence North 42 degrees 27' 00" West, 29.36 feet to the POINT  OF
BEGINNING.

PARCEL 2:

BEGINNING at POINT "B";
thence North 46 degrees 45' 10" East, 15.61 feet;
thence North 43 degrees 14' 50" West, 23.00 feet;
thence South 46 degrees 45' 10" West, 20.10 feet;
thence South 43 degrees 14' 50" East, 23.00 feet;
thence North 46 degrees 45' 10" East, 4.49 feet to the  POINT  OF
BEGINNING.

Affects: Parcels 2 and 3

(23) FINANCING STATEMENT: The effect of a FINANCING STATEMENT to secure an indebtedness of the amount stated herein, executed by SHOWBOAT OPERATING COMPANY, in favor of SIGN SYSTEMS, in the amount of $3,515,512.00, dated March 10, 1993, and recorded March 19, 1993 in Book 930319 as Document No. 00860 of Official Records.

Affects:  Pylon  Display  Sign  situated  on said property (Exact
Location not disclosed)

(24) DEED OF TRUST: A Deed of Trust to secure an indebtedness of $215,000,000.00 and any other amounts payable under the terms thereof:
Recorded: May, 18 1993  in  Book  930518  Document  No.  00390 of
Official Records.
Dated:    May 18, 1993
Trustor:  SHOWBOAT, INC., A NEVADA CORPORATION
Trustee:  NEVADA TITLE COMPANY, A NEVADA CORPORATION
Beneficiary: IBJ SCHRODER BANK & TRUST COMPANY, A NEW YORK BANKING CORPORATION AS INDENTURE TRUSTEE

The amount due, terms and conditions of the indebtedness should be determined by contacting the owner if the debt.

Affects:  All Parcels

(25) FINANCING STATEMENT: the effect of a FINANCING STATEMENT to secure an indebtedness of the amount stated herein, executed by SHOWBOAT, INC., A NEVADA CORPORATION, in favor of IBJ SCHRODER BANK & TRUST COMPANY, A NEW YORK BANKING CORPORATION, AS TRUSTEE UNDER THAT CERTAIN INDENTURE DATED AS OF MAY 17, 1993, in the amount of $ (NOT SET OUT), dated May 17, 1993, and recorded May 18, 1993 in Book 930518 as Document No. 00391 of Official Records.

Affects:  All Parcels

(26) FINANCING STATEMENT: The effect of a FINANCING STATEMENT to secure an indebtedness of the amount stated herein, executed by SHOWBOAT OPERATING COMPANY, in favor of IBJ SCHRODER BANK & TRUST COMPANY, in the amount of $ (NOT SET OUT), dated (NOT SET OUT), and recorded May 18, 1993 in Book 930518 as Document No. 00393 of Official Records.

Affects:  All Parcels

(27) MECHANICS LIEN: A claim of MECHANIC'S LIEN by COM CON, INC., a  Nevada  corporation,  recorded  July 1, 1993 in Book 930701 of
Official Records as document number 01081.
Amount:  $71,879.11

(28) MECHANICS LIEN: A claim of MECHANIC'S LIEN by  DAN BRADLEY'S
GLASS SHOP,  recorded  July 23, 1993  in  Book 930723 of Official
Records as document number 00895.
Amount:  $8,100.00

(29) MECHANICS LIEN: A claim of MECHANIC'S LIEN  by  MORENA TILE, recorded August 3, 1993 in Book 930803  of  Official  Records  as
document number 00963.
Amount:  $4,653.40

(30) MECHANICS LIEN: A claim of  MECHANIC'S  LIEN  by  THE  LABOR
EXCHANGE,  recorded  August 9, 1993  in  Book  930809 of Official
Records as document number 01307.
Amount:  $12,150.40

(31) MECHANICS LIEN: A claim of MECHANIC'S  LIEN  by  VERSA-TILE, recorded September 16, 1993 in Book 930916 of Official Records as
document number 00913.
Amount:  $7,451.40

(32) LIS PENDENS: An action commenced in the DISTRICT COURT, CLARK COUNTY, NEVADA, dated December 17, 1993, Case No. A328549, entitled, "AN ACTION TO FORECLOSE UPON THE NOTICE OF CLAIM OF LIEN FILED BY PLAINTIFF", COM CON, INC., a Nevada Corporation -vs- NEW HOTEL SHOWBOAT, INC., a Nevada Corporation

Notice of Pendency of said Action was recorded December 22, 1993 in Book 931222 as Dcoument No. 01263 of Official Records.

Affects:  Mechanic's Lien shown as Item No. 27 herein.

Said Lis pendens was Amended by Notice recorded December 29, 1993 in Book 931229 as Document No. 01492 of Official Records.

NOTE: COM CON, INC., A NEVADA CORPORATION filed a petition for relief under Chapter 7 of the Bankruptcy Code on March 21, 1995 in the U.S. Bankruptcy Court, District of Nevada, Case No.
95-1093.

Recording Requested By and
Return Recorded Counterparts to:

Peter W. Leibundgut, Esquire
Clark, Ladner, Fortenbaugh & Young
Woodland Falls Corporate Park
200 Lake Drive East
Suite 300
Cherry Hill, New Jersey 08002


  LEASEHOLD IN PARI PASSU MORTGAGE, ASSIGNMENT OF RENTS
                   AND SECURITY AGREEMENT

                          MADE BY

                ATLANTIC CITY SHOWBOAT, INC,
                 a New Jersey Corporation,
                       as Mortgagor,


                     for the benefit of

                    NATWEST BANK, N.A.,
               a National Banking Corporation

*****************************************************************

      THIS  INSTRUMENT  IS TO BE FILED AND INDEXED  IN  THE  REAL
ESTATE RECORDS OF ATLANTIC COUNTY, NEW JERSEY, UNDER THE NAMES OF
ATLANTIC   CITY  SHOWBOAT,  INC.,  AS  "MORTGAGOR"  AND   RESORTS
INTERNATIONAL, INC. AS "LESSOR."

      THIS  MORTGAGE OPERATES AS A FIXTURE FILING AND THE  RECORD
OWNERS  OF  THE  PROPERTY  LOCATED IN ATLANTIC  CITY,  COUNTY  OF
ATLANTIC, STATE OF NEW JERSEY, ARE ATLANTIC CITY SHOWBOAT,  INC.,
AND RESORTS INTERNATIONAL, INC.

      THIS MORTGAGE OPERATES AS A FEE MORTGAGE WITH RESPECT TO REAL PROPERTY OWNED BY MORTGAGOR AS DESCRIBED HEREIN AND AS A LEASEHOLD MORTGAGE WITH RESPECT TO REAL PROPERTY OWNED BY RESORTS INTERNATIONAL, INC. AND LEASED BY MORTGAGOR AS DESCRIBED HEREIN.

                     TABLE OF CONTENTS

                        ARTICLE ONE
                   COVENANTS OF MORTGAGOR

1.1   Performance of Loan Documents                        17
1.2   General Representations, Covenants and Warranties    17
1.3   Compliance with Legal Requirements                   18
1.4   Taxes                                                18
1.5   Insurance                                            18
1.6   Condemnation                                         21
1.7   Care of Mortgaged Property                           22
1.8   Environmental Laws                                   22
1.9   Leases                                               24
1.10  Treatment of Facility Leases in Bankruptcy           26
1.11  Rejection of Facility Leases by Facility Lessor      27
1.12  Assignment of Claims to Mortgagee                    27
1.13  Offsets by Mortgagor                                 27
1.14  Mortgagor's Acquisition of Interest in Leased        28
      Parcels
1.15  New Facility Leases Issued to Mortgagee              28
1.16  Further Encumbrance, Sale or Other Disposition of    28
      Collateral
1.17  Partial Releases of Mortgaged Property               29
1.18  Lien Subrogation                                     30
1.19  Further Assurances                                   30
1.20  Security Agreement and Financing Statements          30
1.21  Assignment of Rents                                  32
1.22  Expenses                                             33
1.23  Mortgagee's Cure of Mortgagor's Default              33
1.24  Use of Land                                          34
1.25  Material Space Leases                                34
1.26  Compliance with Permitted Lien Agreements            34
1.27  Defense of Actions                                   34
1.28  Affiliates                                           34
1.29  Future Advances                                      34
1.30  Title Insurance                                      34
1.31  Exculpation of Mortgagee                             34

                        ARTICLE TWO
                 CORPORATE LOAN PROVISIONS

2.1   Interaction with Indenture, Loan Agreement and       35
      Intercreditor Agreement
2.2   Other Collateral                                     35

                       ARTICLE THREE
                          DEFAULTS

3.1   Event of Default                                     35

                                                      PAGE
                        ARTICLE FOUR
                          REMEDIES

4.1   Acceleration of Maturity                             36
4.2   Protective Advances                                  37
4.3   Institution of Equity Proceedings                    37
4.4   Mortgagee's Power of Enforcement                     37
4.5   Mortgagee's Right to Enter and Take Possession,      38
      Operate and Apply Income
4.6   Leases                                               39
4.7   Purchase by Mortgagee                                39
4.8   Waiver of Appraisement, Valuation, Stay, Extension   39
      and Redemption Laws
4.9   Receiver                                             39
4.10  Suits to Protect the Mortgaged Property              40
4.11  Proofs of Claim                                      40
4.12  Mortgagor to Perform Obligations; Application of     40
      Monies by Mortgagee
4.13  Delay or Omission; No Waiver                         41
4.14  No Waiver of One Default to Affect Another           41
4.15  Discontinuance of Proceedings; Position of Parties   41
      Restored
4.16  Remedies Cumulative                                  41
4.17  Interest After Event of Default                      42
4.18  Foreclosure; Expenses of Litigation                  42
4.19  Deficiency Judgments                                 42
4.20  Waiver of Jury Trial                                 42
4.21  Reasonable Use and Occupancy                         42
4.22  Exculpation of Mortgagee                             43

                        ARTICLE FIVE
                  MISCELLANEOUS PROVISIONS

5.1   Heirs, Successors and Assigns Included in Parties    43
5.2   No Merger                                            43
5.3   Addresses for Notices, Etc                           44
5.3.1 Change of Address                                    44
5.4   Headings                                             44
5.5   Invalid Provisions to Affect No Others               44
5.6   Changes and Priority Over Intervening Liens          45
5.7   Estoppel Certificates                                45
5.8   Governing Law                                        45
5.9   Required Notices                                     45
5.10  Continued Priority of Lien                           45
5.11  Attorneys' Fees                                      45
5.12  Late Charges                                         46
5.13  Cost of Accounting                                   46
5.14  Right of Entry                                       46
5.15  Corrections                                          46
5.16  Statute of Limitations                               46
5.17  Subrogation                                          46

                                                      Page

5.18  Joint and Several Liability                          46
5.19  Context                                              46
5.20  Time                                                 47
5.21  Interpretation                                       47
5.22  Exhibits and Schedules                               47
5.23  Integration                                          47
5.24  Recording of Mortgage, Etc                           47
5.25  Consents                                             47
5.26  Usury Laws                                           47
5.27  Gaming Control Acts                                  47

                        ARTICLE SIX
                     POWER OF ATTORNEY

6.1   Grant of Power                                       48
6.2   Possession and Completion                            48
6.3   Employment of Others                                 48
6.4   Security Guards                                      48
6.5   Compromise Claims                                    48
6.6   Legal Proceedings                                    48
6.7   Other Acts                                           48

      EXHIBIT A     FORM OF DISBURSEMENT REQUEST AND CERTIFICATE
      SCHEDULE A    LAND DESCRIPTION, INCLUDING LEASE DESCRIPTION
      SCHEDULE B    LIST OF EXISTING ENCUMBRANCES

         LEASEHOLD IN PARI PASSU MORTGAGE, ASSIGNMENT OF
                     RENTS AND SECURITY
                         AGREEMENT

     Pursuant to Section 1.16 of that certain Leasehold Mortgage, Assignment of Rents and Security Agreement, dated as of May 18, 1993 among Atlantic City Showboat, Inc., as mortgagor and Showboat, Inc., as mortgagee, recorded in the office of the Clerk of Atlantic County on May 19, 1993 in Book 5028 Page 284 as amended by that certain First Amendment to Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993 recorded May 19, 1993 in Mortgage Book 5095, page 209; and
pursuant  to  that Leasehold Mortgage, Assignment  of  Rents  and
Security Agreement made by Atlantic City Showboat, Inc. to IBJ Schroder Bank & Trust Company (as Trustee) recorded May 19, 1993 in Mortgage Book 5020, page 1 as amended by that First Amendment to Leasehold Mortgage Assignment of Rents and Security Agreement recorded July 28, 1993 in Mortgage Book 5095, page 209 as amended by that Second Amendment to Leasehold Mortgage Assignment of Rents and Security Agreement dated as of July 6, 1995; and, pursuant to Section 1.10 of that certain Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 18, 1993 made by Showboat, Inc., as Trustor, to Nevada Title Company, as Trustee for the benefit of IBJ Schroder Bank and Trust Company as Beneficiary, recorded on May 18, 1993 in Book 5500, page 284, the lien created by this instrument ranks PARI PASSU with the liens created by said Leasehold Mortgages, and Deed of Trust as amended.

      THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (hereinafter called "Leasehold Mortgage") is made as of July 6, 1995, by and between ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation ("Mortgagor"), whose address is 801 Boardwalk, Atlantic City, New Jersey 08401, and NATWEST BANK, N.A. a National Banking Association, ("Mortgagee").

      DEFINITIONS - As used in this Leasehold Mortgage, the following terms have the meanings hereinafter set forth:

      "ACCOUNTS RECEIVABLE" shall have the meaning set  forth  in
Section 9-106 of the UCC for the term "account."

      "ACSI  GUARANTY"  means  that   certain  guaranty  made  by
Mortgagor in favor of Mortgagee under the Loan Agreement.

      "ACSI PROMISSORY NOTE" means that certain promissory note in the amount of $215,000,000.00 between Atlantic City Showboat, Inc., as payor and Showboat, Inc. as payee.

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and, with respect to any specified natural Person, any other Person having a relationship by blood, marriage or adoption not more remote than first cousins with such natural Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed control.

      "APPURTENANT RIGHTS" means all and singular tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Mortgagor at law or in equity in any way belonging, benefitting, relating or appertaining to Mortgagee's interest in the Land under any Facility Lease or otherwise, the airspace over the Land, the

Improvements or any of the Mortgaged Property encumbered by this Leasehold Mortgage, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor.

      "ATLANTIC CITY SHOWBOAT" means the Showboat Casino Hotel in
Atlantic City, New Jersey, as more particularly described in the Prospectus and any other facilities, businesses or enterprises owned or operated by Mortgagor on the Land.

      "ATLANTIC CITY SHOWBOAT EXPANSION" means any addition, improvement, extension or capital repair to the Atlantic City
Showboat or related or ancillary facilities.

      "BANKRUPTCY" means, with respect to any Person, that such Person is or becomes bankrupt or Insolvent or: (a) is the subject of any order for relief under any Bankruptcy Law; (b)commences a voluntary proceeding under any Bankruptcy Law; (c) consents to the entry of an order for relief in an involuntary proceeding under any Bankruptcy Law; (d) consents to the appointment of, or taking possession by any Receiver; (e) makes any assignment for the benefit of creditors; (f) is unable or fails, or admits in writing its inability, to pay its debts as such debts become due;
(g) is the subject of any involuntary proceeding under any Bankruptcy Law or involuntary appointment of a Receiver, and such involuntary proceeding or appointment is not dismissed and terminated within 90 days; (h) is the subject of any other proceeding or relief similar to any of the foregoing under any law; (i) is the subject of a warrant of attachment, execution, or similar process with respect to such Person or any substantial part of such Person's property, which warrant or similar process remains in effect for sixty days without having been bonded or discharged; or (j) otherwise ceases to do business as a going concern.

      "BANKRUPTCY CODE" means the United States Bankruptcy  Code,
11 U.S.C.  101 et seq.

      "BANKRUPTCY  LAW" means the Bankruptcy Code and  any  other
state  or  federal  insolvency,  reorganization,  moratorium   or
similar law for the relief of debtors.

      "BONDHOLDERS" means  the  holders  of  the  First  Mortgage
Bonds.

      "BORROWER" means Showboat, Inc., a Nevada corporation.

      "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions in the State of New
Jersey or the State of New York are not required to be open.

      "COLLATERAL" means the property described in granting clauses (A) through (S) (subject to the exclusions set forth in clause T) below.

      "DEEDS OF TRUST" means collectively (1) that certain Deed of Trust, Assignment of Rents and Security Agreement made by Showboat, Inc., dated of even date herewith, and securing, among other things, the Loan Agreement; and (2) this Mortgage.

      "DEP"  means  the  New Jersey Department  of  Environmental
Protection and Energy together with its successors.

      "DISBURSEMENT REQUEST" means a certificate in the form of Exhibit "A" attached hereto and completed as to all information required therein, with all required attachments attached and executed by the president and a vice-president or at least two vice-presidents of Mortgagor on behalf of Mortgagor.

      "ENVIRONMENTAL  LAWS"  means any and  all  laws  and  Legal
Requirements relating to environmental matters, pollution, or hazardous substances, including: the Comprehensive Environmental
Response, Compensation and

Liability Act of 1980,42 U.S.C. 9601-9657; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq.; the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.); ISRA; the Spill Act; any other Laws that may form the basis of any claim, action, demand, suit, proceeding, hearing, or notice of violation that is based on or related to the generation, manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any hazardous substance, or other threat to the environment.

      "EVENT OF DEFAULT" has the meaning set forth in Section 3.1 hereof.

      "EXISTING ENCUMBRANCES" means those matters set forth on Schedule "B" attached hereto constituting a prior lien, claim or encumbrance upon the Mortgaged Property or any other prior lien, claim or encumbrance upon the Mortgaged Property specifically consented to in writing by Mortgagee.

      "FACILITY LEASE(S)" means all of Mortgagor's estate, right, title and interest in, to and under (1) the Resorts Lease, as it may be amended, restated, renewed or extended from time to time in the future in compliance with this Leasehold Mortgage, including any options to purchase, extend, or renew provided for in the Resorts Lease and (2) any or all other lease(s) or sublease(s) with respect to the Atlantic City Showboat, under which Mortgagor is lessee or sublessee, as such (sub)lease(s) may be amended, restated, renewed, modified, supplemented, or extended from time to time in the future in compliance with this Leasehold Mortgage, including any options to purchase, extend or renew provided for in such (sub)lease(s).

      "FACILITY LEASE DAMAGE CLAIMS" means all of Mortgagor's claims and rights to the payment of damages that may arise from Facility Lessor's failure to perform under any Facility Lease, or rejection of any Facility Lease under any Bankruptcy Law.

      "FACILITY  LESSOR"  means each lessor under  each  Facility
Lease.

      "FF&E" means all furniture, fixtures, equipment, appurtenances and personal property now or in the future owned or leased by Mortgagor contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Land or Improvements whether or not the same constitutes real property or fixtures in the State of New Jersey, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Land or Improvements.

      "FF&E FINANCING AGREEMENT" shall have the meaning ascribed to that term in Section 1.16(d) hereof.

      "FIRST  MORTGAGE  BONDS"  means  Mortgagee's  9-1/4%  First
Mortgage Bonds due May 1, 2008, issued pursuant to the Indenture, or any notes exchanged therefor as contemplated in the Indenture.

      "GAMING AUTHORITY" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Issuer or any of its Subsidiaries, including, without limitation, the Nevada Gaming Commission,

The Nevada State Gaming Control Board,  the  City Council  of the
City of Las Vegas, and the  New Jersey Casino Control Commission.

      "GAMING CONTROL ACTS" means the laws, regulations and supervision procedures of the Nevada Gaming Control Act and the New Jersey Casino Control Act, as from time to time amended, or any successor provision of law, and the regulations promulgated thereunder and such other laws, regulations and supervision procedures of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by the Mortgagor or any of its subsidiaries including, without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the City Council of the City of Las Vegas, and the New Jersey Casino Control Commission.

      "GAMING PERMITS" means every license, franchise, permit or other authorization on the date of the Indenture or thereafter required to own, lease, operate or otherwise conduct casino gaming at the Las Vegas Showboat and the Atlantic City Showboat, including, without limitation, all such licenses granted under the Gaming Control Acts, the regulations of the Gaming Authorities and other applicable laws.

      "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau, commission, department, office, public entity or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, including, without limitation, any Gaming Authority.

      "GUARANTORS" means each of (i) SBOC, OSI and Mortgagor  and
(ii) any other Subsidiary that executes a Subsidiary Guaranty in accordance with the provisions of the Loan Agreement, and their respective successors and assigns.

      "HAZARDOUS MATERIALS" means any hazardous substance or toxic chemical and shall include, without limitation, gasoline, refined petroleum products, explosives, radioactive materials, asbestos, polychlorinated biphenyls or related or similar materials, or any other substance or material defined as a hazardous or toxic substance or waste or toxic pollutant by any federal, state or local law, ordinance, rule, or regulation, including without limitation, Environmental Laws.

      "IBJ" means IBJ Schroder Bank & Trust Company, Trustee under the Indenture.

      "IMPOSITIONS" means all taxes, assessments, water rates, sewer rents, maintenance charges, other governmental inspections and other charges now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof.

      "IMPROVEMENTS" means (1) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Land or any real property encumbered hereby, and (2) all of the following to the extent owned or leased by Mortgagor: all fixtures, machinery, appliances, goods, building or other materials and equipment, including without limitation all gaming equipment and devices, all bowling balls, bowling shoes, bowling pins, pin-setting and ball return machines, ball drilling and polishing machines, racks, cases, cabinets, trophies, towels, furniture, furnishings, machinery, equipment and supplies relating to the operation of the bowling center located on the Land, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communication systems, and equipment; all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Land; all chaise lounges, hot tubs, swimming pool heaters and equipment and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Land; all specifically designed installations and furnishings, and all furniture, furnishings and tangible personal property of every nature whatsoever now or hereafter owned or leased by Mortgagor or in which Mortgagor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Land or any real or personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Mortgagor in and to any such property (subject to any Permitted Liens), which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered.

      "INDENTURE" means that certain indenture, dated as of May 18, 1993, by and among the Mortgagee, as issuer, Mortgagor, OSI and SBOC, as guarantors, and Trustee, as trustee, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

      "INSOLVENT" means with respect to any person or entity, that such person or entity shall be deemed to be insolvent if he or it is unable to pay his or its debts as they become due and/or if the fair market value of his or its assets does not exceed his or its aggregate liabilities.

      "INTANGIBLE COLLATERAL" means, subject to the terms and conditions of the Indenture, (a) the rights to use all names and all derivations thereof now or hereafter used by Mortgagor in connection with the Land or Improvements, including, without limitation, the names "Atlantic City Showboat," "Atlantic City Showboat Casino" and any use of the name "Showboat Casino" in the State of New Jersey, including any variations thereon, together with the goodwill associated therewith, and all names, logos, and designs used by Mortgagor, or in connection with the Land or in which Mortgagor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Atlantic City Showboat, and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Atlantic City Showboat, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Mortgagor and its subsidiaries), cash, instruments, chattel papers, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation of the Mortgaged Property and in which Mortgagor now or hereafter has rights; (d) all of Mortgagor's documents, instruments, contract rights, and general intangibles including, without limitation, all permits, licenses, franchises and agreements required for the use, occupancy or operation of any Improvements (to the extent such licenses, permits and approvals are not prohibited from being pledged under applicable law); and
(e) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

      "INTERCREDITOR   AGREEMENT"   means,    collectively,   the
Intercreditor Agreements, of even date herewith, entered into between Mortgagee, IBJ, Borrower, and Mortgagor.

      "INVENTORY" shall have the meaning set forth in section  9-
109(4) of the UCC.

      "ISRA" means the Industrial Site Recovery Act, N.J. S A.13:
1K-6 et seq.

      "LAND" means the real property situated in Atlantic City, County of Atlantic, State of New Jersey, more specifically described in Schedule A attached hereto, including any after acquired title thereto.

      "LEGAL REQUIREMENTS" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Mortgagor, the Mortgaged Property and/or any Affiliate of Mortgagor, in effect either at the time of execution of this Leasehold Mortgage or at any time during the term hereof, including, without limitation, all Environmental Laws and Gaming Control Acts.

      "LIEN" means with respect to any portion of the Mortgaged Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such portion of the Mortgaged Property whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

      "LOAN  AGREEMENT"  means  that certain  Loan  and  Guaranty
Agreement between Borrower, Mortgagor, Mortgagee, SBOC and OSI of even date herewith.

      "LOAN DOCUMENTS" means this Leasehold Mortgage, the Promissory Note, the Loan Agreement, the In PARI PASSU Assignment of Leases and Rents, the Intercreditor Agreements, and any other documents evidencing, guaranteeing or securing the Obligations of Borrower, Mortgagor and Guarantors to Mortgagee or IBJ under such document.

      "MATERIAL SPACE LEASE" means any Space Lease that provides for an annual rent in excess of $100,000.

      "MORTGAGED PROPERTY" means all of the property described in Granting Clauses (A) through (S) below, inclusive, and each item of property therein described, provided, however, that such term shall not include the property described in Granting Clause (T) below.

      "MORTGAGEE" means NatWest Bank, N.A. a national banking corporation, and any assignee of its rights hereunder or of the Promissory Note secured hereby.

      "MORTGAGOR" means Atlantic City Showboat, Inc., a New Jersey corporation and includes not only the original Mortgagor hereunder, but also any successors or assigns of the Mortgagor, or any part thereof, at any time and from time to time, as the case requires.

      "OBLIGATIONS" means the payment and performance of each covenant and agreement of Mortgagor contained in this Leasehold
Mortgage and the Loan Documents.

     "OSI" means Ocean Showboat, Inc., a New Jersey corporation.

      "OSI GUARANTY" means the Subsidiary Guaranty contained in the Loan Agreement of even date herewith made by OSI in favor of Mortgagee.

      "PERMITTED DISPOSITION" means the sale, transfer or other disposition of Collateral not to exceed an aggregate value of $3,000,000.00 per annum.

      "PERMITTED  LIENS"  means Liens that  are  permitted  under
Section 6.05 of the Loan Agreement.

      "PERSON"  means  any individual, corporation,  partnership,
joint   venture,   association,   joint-stock   company,   trust,
unincorporated  organization  or  any  governmental   agency   or
political subdivision thereof.

      "PLANS"  shall have the meaning ascribed to  that  term  in
Section 1.5 hereof.

      "PROCEEDS" has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to (i) any and all proceeds of any insurance (including without limitation property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Mortgaged Property; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, chattel paper, liens and security instruments, guaranties or general intangibles relating in whole or in part to the Atlantic City Showboat and all rights and remedies of whatever kind or nature Mortgagor may hold or acquire for the purpose of securing or enforcing any obligation due Mortgagor thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Space Lease of the Mortgaged Property; and (v) any and all other amounts from time to time paid or payable in connection with any of the Mortgaged Property; PROVIDED, HOWEVER, that the Mortgagor is not authorized to dispose of any of the Mortgaged Property unless such disposition is a Permitted Disposition.

      "PROMISSORY NOTE" means that certain Revolving Note as same may be amended pursuant to the Loan Agreement, between Borrower and Mortgagee as Lender, both of even date herewith, in the maximum aggregate amount of $25,000,000.00.

      "PROSPECTUS" means that certain prospectus, dated as of May
18, 1993, relating to the offering of the First Mortgage Bonds of Mortgagor, and all supplements, schedules or other attachments thereto.

      "PROTECTIVE ADVANCES" has the meaning set forth in  Section
4.2.

      "RECEIVER" means, with respect to any Person (including Mortgagor), any receiver, trustee, custodian, debtor in possession, liquidator, sequestrator, administrator, conservator, or other successor appointed (whether by a court or otherwise) pursuant to any creditor's exercise of remedies against such Person, or pursuant to a Bankruptcy of such Person, or for purposes of reorganization or liquidation, or otherwise for the benefit of such Person's creditors, or under any similar circumstances, or otherwise having similar powers over such Person or its property, whether such Receiver acts on an interim, temporary, or final basis and whether such appointment applies to all or any significant portion of such Person's assets or property, including or not including any of the Mortgaged Property.

      "RENTS" means all rents, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Mortgagor may now or hereafter be entitled from the Land, the Improvements, the Facility Leases or Space Leases or any property encumbered hereby or any business or other activity conducted by Mortgagor at the Land or the Improvements.

      "RESORTS" means Resorts International, Inc., a Delaware corporation.

      "RESORTS LEASE" means that certain Lease Agreement dated as of October 26, 1983 between Resorts and 0S1, recorded May 1, 1984 in Deed Book 3878, page 1, as assigned to Mortgagor pursuant to that certain Assignment and Assumption of Lease made December 3, 1984 between 0S1 and Mortgagor recorded, December 24, 1984 in Deed Book 4004, page 310, as amended by (i) that certain First Amendment to Lease Agreement dated as of January 15, 1985 between Resorts and Mortgagor recorded, August 16, 1985 in Deed Book 4107, page 141; (ii) that certain Second Amendment to Lease Agreement dated as of July 5, 1985 between Resorts and Mortgagor recorded, November 25, 1985 in Deed Book 4158, page 221; (iii) that certain Third Amendment to Lease Agreement dated as of October 28, 1985 between Resorts and Mortgagor, recorded November 25, 1985 in Deed Book 4158, page 227; (iv) that certain Restated Third Amendment to Lease Agreement dated as of August 28, 1986 between Resorts and Mortgagor, recorded February 20, 1987 in Deed Book 4406 page 17; (v) that certain Fourth Amendment to Lease Agreement dated as of December 16, 1986 between Resorts and Mortgagor, recorded February 20, 1987 in Deed Book 4406, page 37;
(vi) that certain Fifth Amendment to Lease Agreement dated as of March 2,1987 between Resorts and Mortgagor, recorded March 23, 1987 in Deed Book 4421, page 10; (vii) that certain Sixth Amendment to Lease Agreement dated as of March 13, 1987 between Resorts and Mortgagor, recorded March 23, 1987 in Deed Book 4421, page 17; (viii) that certain Seventh Amendment to Lease Agreement dated as of October 18, 1988 between Resorts and Mortgagor, recorded December 19, 1988 in Deed Book 4814, page 231; and (ix) that certain Eighth Amendment to Lease Agreement dated as of May 18, 1993 between Resorts and Mortgagor, recorded May 18, 1993 in Deed Book 5500, page 284.

      "SBOC"   means   Showboat  Operating  Company,   a   Nevada
corporation.

      "SBOC GUARANTY" means the Guaranty of even date herewith and made by SBOC in favor of Mortgagee.

      "SPACE LEASES" means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Mortgaged Property that Mortgagor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any person or entity other than Mortgagor the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Land or Improvements and any leases, agreements or arrangements permitting anyone or any entity other than Mortgagor to enter upon or use any of the Mortgaged Property to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with this Leasehold Mortgage, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Land, the Improvements or any part thereof.

      "SPACE LESSEE(S)" means any and all tenants, licensees,  or other  grantees  of the Space Leases and any and all  guarantors,
sureties,   endorsers  or  others  having  primary  or  secondary
liability with respect to such Space Lease.

      "SPILL  ACT" means the Spill Compensation and Control  Act,
N.J.S.A.  58:10-23.11  ET SEQ. together with  any  amendments  or
revisions  thereof  and  any  regulations  promulgated   pursuant
thereto.

      "SUBSIDIARY  GUARANTIES"   means,  collectively,  the   OSI
Guaranty, the ACSI Guaranty, the SBOC Guaranty and any other guaranties issued pursuant to the Loan Agreement with respect to the Borrower's obligations thereunder.

      "TANGIBLE COLLATERAL" means all personal property, goods (other than intangible personal property), equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Atlantic City Showboat and/or used in the operation of the hotel, casino, restaurants, stores, parking facilities, bowling alley and all other commercial operations on the Land or

Improvements, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property lien of this Leasehold Mortgage or any Facility Lease and including all property and materials stored therein in which Mortgagor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Land or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all bowling balls, bowling shoes, bowling pins, pin-setting and ball return machines, ball drilling and polishing machines, racks, cases, cabinets, trophies, towels, furniture, furnishings, machinery, equipment and supplies relating to the operation of the bowling center located on the Land; to the extent permitted by all applicable Gaming Control Acts, all gaming equipment and devices which are or are to be installed and used in connection with the operation of the Atlantic City Showboat and those items of furniture, fixtures and equipment which are to be purchased or leased by Mortgagor, machinery and any other item of personal property in which Mortgagor now or hereafter own or acquire an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Atlantic City Showboat; to the extent permitted by the applicable contract or applicable Gaming Control Acts, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Land or Improvements, and all present and future right, title and interest of Mortgagor in and to any casino operator's agreement, license agreement or sublease agreement used in connection with the Land or Improvements; excluding therefrom, however, all Inventory.

      "365(H) ELECTION" means Mortgagor's election to treat a Facility Lease as terminated under 365(h) of the Bankruptcy Code or any similar Bankruptcy Law, or any comparable right provided under any other Bankruptcy Law, together with all rights, remedies and privileges related thereto.

      "TITLE  INSURER"  means Commonwealth Land  Title  Insurance
Company, a Pennsylvania corporation.

      "TRUSTEE"  means IBJ Schroder Trust & Bank Company,  a  New
York corporation, as trustee under the Indenture.

      "UCC" means the Uniform Commercial Code in effect in the State of New Jersey from time to time.

Capitalized terms used in this Leasehold Mortgage which are not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement. In the event of a substantive conflict between capitalized terms used herein and in the Loan Agreement, the Loan Agreement shall govern.


                    WI T N E S S E T H:

      IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION; THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND FOR THE PURPOSE OF SECURING as an in PARI PASSU first priority Lien, subject to the terms and conditions set forth in the Intercreditor Agreement, in favor of Mortgagee (I) the Promissory Note and the payment of all sums payable thereunder as such sums become due and payable; (2) the performance of each covenant and agreement of Mortgagor which is
(a) to be performed for the benefit of Mortgagee and (b) contained in the Loan Agreement, in this Leasehold Mortgage or in the other Loan Documents; (3) the payment of such additional loans or advances as hereafter may be made to Mortgagor or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Leasehold Mortgage; PROVIDED, HOWEVER, that any and all future advances made to Mortgagor for the improvement, protection or preservation of the Mortgaged Property together with interest at the rate then payable on the Promissory Note, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby; and

(4) the payment of all sums expended or advanced by Mortgagee under or pursuant to the terms hereof or to protect the security hereof, together with interest thereon as herein provided. Mortgagor does hereby GRANT, ASSIGN, BARGAIN, CONVEY, HYPOTHECATE, MORTGAGE, PLEDGE, RELEASE, TRANSFER AND GRANT A SECURITY INTEREST IN AND WARRANT UNTO MORTGAGEE, UPON THE TERMS AND CONDITIONS OF THIS LEASEHOLD MORTGAGE, WITH POWER OF SALE AND RIGHT OF ENTRY AS PROVIDED BELOW:

      (A)  Any present or future interest in the Land.

      (B)  TOGETHER WITH the Improvements.

      (C)  TOGETHER WITH all Appurtenant Rights.

      (D)  TOGETHER WITH the Tangible Collateral.

      (E)  TOGETHER WITH the Intangible Collateral.

      (F) TOGETHER WITH any fee simple interest in the Land and all that certain leasehold estate and interest of the Mortgagor in and to the Land, together with any and all other, further or additional, title, estates, interests or rights which may at any time be acquired by Mortgagor in or to the Land demised by the Resorts Lease, and Mortgagor expressly agrees that if Mortgagor shall, at any time (whether by exercise of the purchase option set forth in Article 24 of the Resorts Lease or otherwise) prior to payment in full of all indebtedness secured hereby, acquire fee title to or any other greater interest in the Land, the lien of this Mortgage shall attach, extend to, cover and be a lien upon such fee simple title or other greater estate involving real property.

      (G) TOGETHER WITH all of Mortgagor's estate, right, title and interest in, to and under any other Facility Lease now or hereafter on or affecting any of the Land or property described in Granting Clause (B), (C) or (D) hereof or any part thereof, together with all credits, deposits, options (including any options to purchase or renew set forth in the Facility Lease(s)), privileges, rights, estate, title and interest of Mortgagor as tenant or subtenant under the Facility Lease(s), and all books and records which contain records of payments of rent or security made under the Facility Lease(s) and all Facility Lease Damage Claims.

      (H)  TOGETHER   WITH   all  modifications,  extensions  and
renewals of any Facility Lease.

      (I)  TOGETHER   WITH   all   credits,  deposits,   options,
privileges and rights of the Mortgagor, as lessee under any Facility Lease.

      (J) TOGETHER WITH (i) all the estate, right, title and interest of Mortgagor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A), (B), (C), (D),
(E), (F), (G), (H) and (I) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A), (B), (C), (D), (E), (F), (G), (H) and (I) hereof or any part thereof, or to any Appurtenant Rights thereto, and Mortgagee is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A), (B), (C), (D), (E), (F), (G), (H) and (I) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein; and (iii) whether arising from any voluntary or involuntary disposition of the property described in  Granting  Clauses (A), (B), (C), (D), (E), (F), (G), (H)  and
(I) all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property.

      (K) TOGETHER WITH the absolute assignment of any Space Leases or any part thereof that Mortgagor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all "Cash Collateral" within the meaning of the Bankruptcy Code) arising from the Space Leases: (a) Rents (subject, however, to the aforesaid absolute assignment to
Mortgagee  and  the conditional permission hereinafter  given  to
Mortgagor to collect the Rents), (b) all guaranties, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases, (c) all of Mortgagor's right, title, and interest under the Space Leases, including the following: (i) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their Successor(s), under any Space Lease(s) and (ii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Mortgagor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (A) any breach by such tenant under the applicable Space Lease (including any claim that Mortgagor may have by reason of a termination, rejection, or disaffirmance of such Space Lease pursuant to any Bankruptcy Law) and (B) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease (including any claim for use and occupancy arising under landlord-tenant law of the State of New Jersey or any Bankruptcy Law). Notwithstanding the foregoing, permission is hereby given to Mortgagor, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents and to exercise the rights set forth in Granting Clause
(K)(c)(ii) in accordance with the provisions of the Leasehold Mortgage, as they become due and payable, but not in advance thereof. Upon the occurrence of an Event of Default and the expiration of any applicable cure or grace period, the permission hereby given to Mortgagor to collect the Rents and to exercise the rights set forth in Granting Clause (K)(c)(ii) in accordance with the provisions of the Leasehold Mortgage shall automatically terminate, but such permission shall be reinstated upon a cure of such Event of Default. Mortgagee shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Mortgagee as provided by this section.

      Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Paragraph (K) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Mortgagee, subject, however, to the license given to Mortgagor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor.

      (L) TOGETHER WITH all of Mortgagor's right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Land or the Atlantic City Showboat and the construction of the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Mortgagor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Land or the Atlantic City Showboat or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Land.

      (M) TOGETHER WITH, to the extent permitted by applicable law, all of Mortgagor's right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including options, option rights and contract rights) now or hereafter obtained by Mortgagor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, the Atlantic City Showboat, or any other element of the Mortgaged Property or providing access thereto, or the operation of any business on, at, or from the Land including, without limitation, any Gaming Permits; PROVIDED, that upon an Event of Default hereunder or under the Indenture and the expiration of any applicable cure or grace period, if Mortgagee is not qualified under the Gaming Control Acts to hold such Gaming Permits, then Mortgagee shall designate an appropriately qualified third party to which an assignment of such Gaming Permits can be made in compliance with the Gaming Control Acts.

      (N) TOGETHER WITH all water stock, water permits and other water rights relating to the Land.

      (O) TOGETHER WITH all oil and gas and other mineral rights, if any, in or pertaining to the Land and all royalty, leasehold and other rights of Mortgagor pertaining thereto.

      (P) TOGETHER WITH any and all monies and other property, real or personal, which may from time to time be subjected to the lien hereof by Mortgagor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Mortgagee pursuant to this Leasehold Mortgage or any Loan Document, including, without limitation, any Protective Advances under this Leasehold Mortgage; and all of Mortgagor's right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Mortgagor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Mortgaged Property, and all conversions of any of the foregoing; it being the intention of Mortgagor that all property hereafter acquired by Mortgagor and required by this Leasehold Mortgage or the Indenture to be subject to the lien of this Leasehold Mortgage or intended so to be shall forthwith upon the acquisition thereof by Mortgagor be subject to the lien of this Leasehold Mortgage as if such property were now owned by Mortgagor and were specifically described in this Leasehold Mortgage and granted hereby or pursuant hereto, and Mortgagee is hereby authorized to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Mortgagor agrees to take any action as may reasonably be necessary to evidence and perfect such liens or security interests, including, without limitation, the execution of any documents reasonably necessary to evidence and perfect such liens or security interests.

      (Q) TOGETHER WITH, to the extent permitted by the Act, any and all Accounts Receivable, royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Mortgagee, who, except as otherwise expressly provided in this Leasehold Mortgage, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable.

      (R)  TOGETHER  WITH   Proceeds of  the  foregoing  property
described in Granting Clauses (A) through (Q).

      (S) TOGETHER WITH Mortgagor's rights further to assign, mortgage, sell, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (R) inclusive, above, for debt or otherwise.

      (T) EXPRESSLY EXCLUDING, HOWEVER, (i) Inventory; and (ii) FF&E (to the extent that (a) Mortgagor is permitted to enter into a FF&E Financing Agreement for such FF&E under the Indenture and the Loan Agreement and (b) such FF&E Financing Agreement prohibits Mortgagee from maintaining a security interest in the FF&E covered thereby); together with the proceeds of the property described in this Granting Clause (T).

      Mortgagor, for itself and its successors and assigns, covenants and agrees to and with Mortgagee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Mortgagor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Mortgaged Property in the manner and form as aforesaid and that the Mortgaged Property is free and clear of all liens and encumbrances whatsoever, except the Existing Encumbrances and Permitted Liens, and Mortgagor shall warrant and forever defend the above-bargained property in the quiet and peaceable possession of Mortgagee and its successors and assigns against all and every person or persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for Permitted Liens. Mortgagor agrees that any greater title to the Mortgaged Property hereafter acquired by Mortgagor during the term hereof shall be automatically subject hereto.

      PROVIDED HOWEVER, these presents are upon the express condition that, if Borrower, Mortgagor and/or any other Guarantor shall well and truly pay, or cause to be paid, to Mortgagee all amounts required to be so paid under the Loan Documents, including without limitation, the ACSI Guaranty and shall well and truly abide by and perform each of the Obligations, then, these presents and the estate granted hereby shall terminate, cease and be void.

                        ARTICLE ONE

                   COVENANTS OF MORTGAGOR

      1.1 PERFORMANCE OF LOAN DOCUMENTS. Mortgagor shall perform, observe and comply with, or cause to be performed, observed or complied with, each and every provision hereof, and with each and every provision contained in the Loan Documents and shall promptly pay to Mortgagee, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Mortgagor under this Leasehold Mortgage and the Loan Documents.

      1.2 GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES. Mortgagor represents, covenants and warrants that: (a) Mortgagor has good and marketable leasehold title to a Leasehold estate in a portion of the Land, free and clear of all encumbrances except Permitted Liens, and that it has the right to hold, occupy and enjoy its interest in the Mortgaged Property, and has good right, full power and lawful authority to mortgage and pledge the same as provided herein and, subject to the Gaming Control Acts, Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Mortgaged Property in accordance with the terms hereof; (b) Mortgagor has good and marketable title to a fee estate (subject and subordinate to a reversionary interest of the Housing Authority of the City of
Atlantic  City  in  certain  of the real  property  described  on
Schedule A) in that portion of the Land which is not covered by the Resorts Lease, free and clear of all encumbrances except Permitted Liens, and that it has the right to hold, occupy and enjoy its interest in the Mortgaged Property, and has good right, full power and lawful authority to mortgage and pledge the same as provided herein and Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Mortgaged Property in accordance with the terms hereof; (c) neither Mortgagor nor any Affiliate of Mortgagor is Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Mortgagor's knowledge, against Mortgagor or any Affiliate of Mortgagor; (d) all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and Improvements have been or shall be paid when due, unless same are being contested in good faith and adequately bonded; (e) the Mortgaged Property has frontage on, and direct access for ingress and egress to dedicated street(s); (f) Mortgagor shall at all times conduct and operate the Mortgaged Property in a manner so as not to lose the right to conduct gaming activities at the Atlantic City Showboat;
(g) no material part of the Mortgaged Property has been damaged, destroyed, condemned or abandoned; (h) no part of the Mortgaged Property is the subject of condemnation proceedings and Mortgagor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Mortgaged Property;
(i) Mortgagor shall warrant, defend and preserve its fee, easement and leasehold rights and title to the Mortgaged

Property and (j) no Space Lessee has been granted an option to purchase or right of first refusal with respect to Mortgagor's interest in the Mortgaged Property.

      1.3 COMPLIANCE WITH LEGAL REQUIREMENTS. Mortgagor shall promptly, fully, and faithfully comply with all Legal
Requirements and shall cause all portions of the Mortgaged Property and its use and occupancy to fully comply with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Mortgaged Property.

      1.4 TAXES. Mortgagor shall pay all Impositions as they become due and payable and shall deliver to Mortgagee promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Impositions have been paid or are not delinquent. Mortgagor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Land as a single lien, except as may be required by law. In the event of the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Leasehold Mortgage or the Promissory Note, Mortgagor shall pay all such taxes. If at any time any Governmental Authority shall require internal revenue or other documentary stamps or any other tax on the Promissory Note or this Leasehold Mortgage, then, if Mortgagor lawfully pays for such stamps or tax, including interest and penalties thereon, to or for Mortgagee, Mortgagor shall pay, when payable, for all such stamps and taxes, including interest and penalties thereon. Mortgagor shall not be entitled to any credit against any of the indebtedness secured by the Leasehold by reason of the payment of taxes in respect of the Mortgaged Property.

      1.5    INSURANCE.

             (a)  Hazard Insurance Requirements and Proceeds.

                  (1) HAZARD INSURANCE. Mortgagor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Mortgagee, during the term of this Leasehold Mortgage, insurance policies insuring the Mortgaged Property and liability insurance policies, all in accordance with the requirements of
Section 4.17 of the Indenture and of the Loan Agreement. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them shall be reasonably acceptable to Mortgagee. All such policies and renewals thereof shall be held by Mortgagee and shall contain a lender's loss payable endorsement, and a noncontributory standard mortgagee or beneficiary endorsement (Form 438 BFU or its equivalent) making losses payable to Mortgagee as its interests may appear and shall name the Mortgagee as an additional insured. At least thirty (30) days prior to the expiration date of all such policies, renewals thereof satisfactory to Mortgagee shall be delivered to Mortgagee together with receipts evidencing the payment of all premiums on such insurance policies and renewals. Should Mortgagor fail to deliver such receipts, Mortgagee shall have the right, but shall not be obligated, to purchase such insurance and pay such premium as Mortgagee shall deem advisable and the amount of any such premium shall be added to Mortgager's liability secured hereby.
In the event of loss, Mortgagor shall give immediate written notice to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of the foreclosure of this Leasehold Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagee in and to all insurance policies and renewals thereof then in force, shall pass to the purchaser or grantee upon delivery of written notice to Mortgagee within thirty (30) days following the occurrence of such loss.

                  (2)  PAYMENT OF PROCEEDS TO MORTGAGEE. Pursuant
to its rights granted hereunder in all proceeds from any insurance policies, Mortgagee is hereby authorized and empowered at its option to adjust or compromise any loss under any insurance policies on the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Mortgagee alone and not to Mortgagor and Mortgagee jointly. After deducting from such insurance proceeds any reasonable expenses incurred by Mortgagee in the collection or handling such funds, including reasonable attorneys' fees, Mortgagee shall apply such insurance proceeds as follows:

                           (A)  Mortgagor shall,  within one (1)
      month following the event giving rise to a payment under an insurance policy ("Loss"), notify and inform Mortgagee whether Mortgagor intends to restore the Improvements or any portion thereof and provide an Officers Certificate (as defined in the Indenture) certifying that such restoration is allowed under Section 4.10(d) of the Indenture and the Loan Agreement. If Mortgagor notifies Mortgagee that it intends to restore the Improvements or any portion thereof, and such restoration is allowed under the Indenture and the Loan Agreement, then Mortgagor shall have the right to use the balance of such award or settlement in accordance with the provisions of Section 1.5(a)(3) hereof to reimburse Mortgagor or pay for the costs of such rebuilding, reconstruction or repair by Mortgagor pursuant to this Section 1.5(a)(2)(A). Any proceeds allocable to Improvements which Mortgagor has elected not to restore shall be applied in accordance with
      Section 4.10 of the Indenture. Mortgagor shall not invest or use any insurance proceeds from the Loss of the Improvements to purchase or invest in real estate, real property, or accessions or improvements to real estate or real property, except for the restoration of the Improvements in accordance with Section 1 .5(a)(3).

                           (B)  If  Mortgagor  fails  to   notify
      Mortgagee that it intends to restore the Improvements within said one (1) year period as provided in Section 1.5
      (a)(2)(A) hereof, or Mortgagor has elected not to restore the Improvements or any portion thereof, or a Purchase Offer is required under Section 4.10 of the Indenture, or in the event there remain any insurance proceeds following such reconstruction or repair, then in any such event such award or settlement or amounts then remaining shall be applied in accordance with Section 4.10 of the Indenture and the Loan Agreement.

                  (3) RESTORATION. Provided that (1) the Indenture does not require a repurchase of the First Mortgage Bonds and the maturity of the First Mortgage Bonds has not been accelerated under the Indenture at the time of a Loss, or at the time Mortgagor seeks the benefit of this paragraph, (2) the Loan Agreement does not require an acceleration of the Promissory Note and Loan evidenced thereby, and (3) Mortgagee reasonably determines that Mortgagor has the ability (including financial ability) to restore the Improvements or any portion thereof to a condition substantially the same as prior to the Loss, and pay for the complete costs of such restoration (taking into account available insurance proceeds), Mortgagee agrees that Mortgagor shall have the right to require Mortgagee to apply the insurance proceeds received by Mortgagee under the provisions of Section 1.5(a)(2) on account of such Loss for the purpose of the restoration of the Mortgaged Property in the following manner and upon satisfaction of the following conditions:

                       (A)  If the  insurance  proceeds resulting
      from the Loss of the Improvements or any portion thereof are made available to Mortgagor under the provisions of this section 1.5(a)(3), then upon the occurrence of a Loss, Mortgagor shall, following its election to restore the Improvements under Section 1.5(a)(2)(A) hereof, commence the restoration of the Improvements to as good and substantially the same condition as such property was prior to such Loss and upon commencement thereof shall diligently prosecute the same to completion.

                       (B)  Subject   to     the    Intercreditor
      Agreement, such insurance proceeds shall be paid over to Mortgagee or its designee, as depository for the disbursement thereof as provided herein. In the event such proceeds are to be used to restore the Improvements, such proceeds shall be invested in Investment Grade Securities (the interest from which shall inure to the benefit of Mortgagor). Pending disbursement of such proceeds, Mortgagor hereby grants to Mortgagee a security interest in such

      Investment Grade Securities and pledges such Investment Grade Securities to Mortgagee as further security for the indebtedness secured hereby. Mortgagor shall file all documents and take all other steps necessary to perfect the pledge of the Investment Grade Securities. If an Event of Default occurs (and any applicable cure or grace period has expired) prior to the completion of the restoration, Mortgagee at its option shall, during the continuance of such Event of Default, have the right to either apply all or any portion of such Investment Grade Securities toward restoration of the Mortgaged Property or toward any amounts secured hereby.

                       (C)  The  depository   of   such insurance
      proceeds shall disburse such proceeds following Mortgagor's delivery of a Disbursement Request, not more than once per week and only if (1) said depository has not received any notice from Mortgagee that an Event of Default has occurred hereunder or under the Indenture or (2) the depository shall have received a commitment from Title Insurer, attached to the Disbursement Request, evidencing the Title Insurer's unconditional commitment to issue an endorsement in the form of a 122 CLTA Endorsement insuring the continuing priority of the lien of the Mortgage as security for each advance of funds from the insurance proceeds. Mortgagor covenants and agrees (a) to comply with all material covenants and conditions set forth in the Indenture and the Loan Agreement and which are incorporated herein by reference to the extent such provisions are applicable to the restoration of the Improvements or any portion thereof and (b) to cause each Disbursement Request to be true, correct and complete.

                       (D)  If   Mortgagee  reasonably determines
      that the amount of the insurance proceeds available for the restoration work to be completed under Section 1.5(a)(2)(A) hereunder shall be insufficient for the performance and completion of such work, Mortgagor covenants and agrees, as a condition precedent to any disbursement of insurance proceeds, to deliver to Mortgagee an amount, which, together with the insurance proceeds, shall be sufficient to pay the total amount necessary or reasonably required to restore the Mortgaged Property as herein provided, and which amounts shall be disbursed in accordance with subsection (iii) of this section.

                       (E)  Without  limiting  the  generality of
      the foregoing provisions, the restoration work and the performance thereof shall be subject to and performed in accordance with each of the following provisions: (1) such work and the performance thereof shall be conducted in a first-class, workmanlike manner, shall not permanently weaken nor impair the structural strength of any existing Improvements, nor change the character thereof or the purpose for which the same may be used, nor lessen the value of the Mortgaged Property; (2) before the commencement of any such work, the plans and specifications (the "Plans") therefor shall be filed with and approved by all Governmental Authorities having jurisdiction and all necessary licenses, permits and/or authorizations from all Governmental Authorities shall have been obtained, and all such work shall be done subject to and in accordance with all applicable Legal Requirements; (3) before commencing any such work, Mortgagor shall have delivered to Mortgagee the Plans and a line item budget setting forth with reasonable particularity the cost of completing such work together with a certificate in a form, and from a licensed architect, reasonably satisfactory to Mortgagee certifying
      (a) that the execution of the work described in the Plans will substantially restore the Mortgaged Property and (b) that the budget constitutes a reasonable estimate of the cost of restoring the Mortgaged Property in accordance with the Plans; and (4) before commencing any such work, should Mortgagee so request, Mortgagor shall, at Mortgagor's expense, give to Mortgagee surety company labor and material, payment and performance bonds in a company or companies and in form reasonably satisfactory to Mortgagee (or other security guaranteeing performance satisfactory to Mortgagee) in an aggregate amount equal to one hundred twenty percent (120%) of the estimated cost of such work, guaranteeing the completion of such work, free and clear of all liens, encumbrances, claims, chattel mortgages, conditional bills of sale and security agreements; PROVIDED, HOWEVER, that such bonds or other security shall not be required from contractors which, in the reasonable judgment of Mortgagee do not need to post such bonds or provide such security. Notwithstanding the foregoing, to the extent that the restoration work is contracted for under fixed-price contracts, such surety company labor and material payment and performance bonds (or other security guaranteeing performance satisfactory to Mortgagee) may be equal to one hundred ten percent (110%) of the amount of such fixed price contracts.

             (b) Insurance Escrow. In order to secure the performance and discharge of the Mortgagor's obligations under this Section 1.5, but not in lieu of such obligations, Mortgagor shall, upon a failure to pay or provide such insurance, at the times and in the manner required herein, pay over to Mortgagee an amount equal to one-twelfth (1/12th) of the next maturing annual insurance premiums for each month that has elapsed since the last date to which such premiums were paid; and Mortgagor shall, in addition, pay over to Mortgagee, on the first day of each month, sufficient funds (as estimated from time to time by Mortgagee in its sole discretion) to permit Mortgagee to pay said premiums when due. Such deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof except as required by law. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Mortgagee to pay such premiums when due.

             (c) Compliance with Insurance Policies. Mortgagor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by the Indenture or this Leasehold Mortgage and Mortgagor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing reasonably satisfactory to Mortgagee shall be willing to write and/or continue such insurance. Mortgagor further covenants to promptly send to Mortgagee all notices relating to any violation of such policies or otherwise affecting Mortgagor's insurance coverage or ability to obtain and maintain such insurance coverage. Mortgagor shall not obtain insurance as to the
Mortgaged Property except that of which Mortgagee is aware and which complies with the provisions of this Leasehold Mortgage, the Indenture, and the Loan Agreement.

      1.6 CONDEMNATION. Pursuant to its rights in condemnation awards and proceeds Mortgagee shall be entitled to the receipt of all compensation awards, damages, claims, rights of action and proceeds of, or on account of, any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor's name any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith, and Mortgagor hereby appoints Mortgagee as its attorney-in-fact to take any action in Mortgagor's name pursuant to Mortgagee's rights hereunder. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any portion thereof, Mortgagor shall notify Mortgagee of the pendency of such proceedings. Mortgagor from time to time shall execute and deliver to Mortgagee all instruments requested by it to permit such participation provided, however, that such instruments shall be deemed as supplemental to the foregoing grant of permission to Mortgagee, and unless otherwise required, the foregoing permission shall, without more, be deemed sufficient to permit Mortgagee to participate in such proceedings on behalf of Mortgagor. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are included in the Mortgaged Property, and Mortgagee, after deducting therefrom all its expenses, including reasonable attorneys fees, shall apply such proceeds as follows:

             (a)  In the event that any Land or Improvements  are
condemned (whether by one or successive condemnation proceedings), proceeds of such condemnation shall be applied in accordance with the provisions of Section 4.10 of the Indenture.

             (b)  Mortgagor shall notify Mortgagee within one (1)
year following the conclusion of such condemnation proceeding whether or not Mortgagor intends to (i) restore the Improvements or replace the Improvements with substantially similar improvements, (ii) replace the Improvements with other improvements which are not substantially similar to the Improvements lost or damaged through condemnation, or (iii) not restore the Improvements. In the event that Mortgagor makes an election pursuant to 1.6(b)(i) or (ii) hereinabove, Mortgagor shall cause such restoration to be completed substantially in accordance with the provisions of Section 1 .5(a)(3) hereof. In the event Mortgagor makes an election pursuant to 1.6(b)(ii) above, then, in addition to any other obligations of Mortgagor hereunder, Mortgagor shall deliver to Mortgagee an MAI appraisal performed by an MAI appraiser selected by Mortgagor and reasonably satisfactory to Mortgagee showing that the value of the Mortgaged Property upon completion of such restoration shall be in an amount not less than 100% of the indebtedness secured by this Leasehold Mortgage and any indebtedness secured by a Permitted
Lien which is secured on a PARI PASSU basis with or which is senior to the lien hereof. In the event that there shall remain any balance of such award after the payment of settlement costs and the payment of costs of demolition, repair, restoration and replacement under 1 .6(b)(i) or (ii) above, any balance shall be retained by Mortgagor.

             (c) In the event that (i) the Improvements are not so rebuilt, reconstructed or substituted with other improvements, or repaired in accordance with Section 1.6(b) hereof, (ii) Mortgagor fails to notify Mortgagee within said one (1) year period as provided in Section 1.6(b) hereof or elects under 1.6
(b)(iii) hereof not to restore, repair, replace or substitute such Improvements or (iii) all or substantially all of the Mortgaged Property is condemned, then such award or settlement shall be applied in accordance with the provisions of Section
4.10 of the Indenture, PROVIDED, HOWEVER, should any events described in clauses 1.6(c)(i), 1.6(c)(ii), or l.6(c)(iii) occur, Mortgagor shall not invest any portion of any such award or settlement in real property, real estate, improvements or accessions  to  real estate or real property.

      1.7    CARE OF MORTGAGED PROPERTY.

             (a) Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Mortgaged Property or of any part thereof that in any manner materially impairs Mortgagee's security hereunder, and shall not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

             (b) Except for Permitted Dispositions, no part of the Improvements shall be removed, demolished or materially altered without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagor shall have the right, without such consent, to remove and dispose of free from the lien of this Leasehold Mortgage any part of the Improvements as from time to time may become worn out or obsolete, provided that either (i) such removal or disposition does not materially adversely affect the value of the Mortgaged Property or (ii) prior to or promptly following such removal, any such property shall be replaced with other property of substantially equal utility and of a value at least substantially equal to that of the replaced property when first acquired and free from any security interest of any other person (subject to Permitted Liens), and by such removal and replacement Mortgagor shall be deemed to have subjected such replacement property to the lien of this Leasehold Mortgage.

      1.8    ENVIRONMENTAL LAWS.

             (a) Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, after due inquiry and investigation, (a) there are no Hazardous Materials on or at the Mortgaged Property, except those in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and (b) neither Mortgagor nor any occupant of, nor any prior owner or occupant of, the Mortgaged Property has received any notice or advice of violations of any applicable federal, state or local law, ordinance, rule or regulation from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Mortgaged Property. Mortgagor covenants that the Mortgaged Property shall be kept free of Hazardous Materials except in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and neither Mortgagor nor any occupant of the Mortgaged Property shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Mortgaged Property, except in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Mortgagor shall comply with, and ensure compliance by all occupants or the Mortgaged Property with, all applicable federal, state and local laws, ordinances, rules and regulations, including Environmental Laws. Mortgagor shall have 90 days to cure any lien imposed on any portion of the Mortgaged Property pursuant to Environmental Laws. In the event that Mortgagor receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Mortgaged Property, Mortgagor shall immediately notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing and all remedial actions necessary to clean up and remove all Hazardous Materials on or at the Mortgaged Property in accordance with all applicable federal, state, and local laws, ordinances, rules and regulations or as Mortgagee may reasonably require.

             (b) Mortgagor represents and warrants that, to the best of Mortgagor's knowledge after due inquiry and investigation, no lien has attached to the Mortgaged Property as a result of any action by DEP or its designee pursuant to the Spill Compensation Fund, as such term is defined in the Spill Act, expending monies from said fund to pay for "cleanup and removal costs" or "natural resources" damages as a result of any "discharge" of any "hazardous substances" on or at the Mortgaged Property, as such terms are defined in the Spill Act. Mortgagor further represents, warrants and covenants that Mortgagor did not in the past, and does not now, own, operate or control and shall not prior to the satisfaction and discharge of the lien of this Mortgage acquire, own, operate or control any "major facility" (as such term is defined in the Spill Act) or any hazardous or solid waste disposal facility.

             (c) If a lien is filed against the Mortgaged Property pursuant to the Spill Act, Mortgagor shall immediately either (i) pay the claim and remove the lien from the Mortgaged Property, or (ii) furnish (a) a bond satisfactory to Mortgagee and the title insurance company which insured the priority of lien of this Mortgage in the amount of the claim out of which the lien arises, or (b) other security reasonably satisfactory to the Mortgagee in an amount sufficient to discharge the claim of which the lien arises.

             (d) Upon Mortgagee's request in connection with the "closing, terminating or transferring of operations" (as such term is defined in ISRA) relating to Mortgagor or any one or more of the Tenants (as hereinafter defined), Mortgagor shall promptly provide Mortgagee with:

                  (i) a letter of non-applicability from the DEP accompanied by the supporting affidavit of the applicant or an attorney's opinion letter addressed to Mortgagee, from counsel satisfactory to a Mortgagee and in a form satisfactory to Mortgagee's counsel, stating that ISRA does not apply to such closing, terminating or transferring of operations; or

                  (ii) a Negative Declaration (as such term is defined in ISRA) duly and finally approved by DEP; or

                  (iii) a Cleanup Plan (as such term is defined in ISRA) duly and finally approved by DEP; or

                  (iv) an Administrative Consent Order ("ACO"), issued by the DEP permitting the closing, terminating or transferring of operations; or

                  (v) other administrative approval issued by DEP permitting the closing, terminating or transferring of operations.

             Nothing in this subsection (d) shall be construed as limiting Mortgagor's obligation to otherwise comply with ISRA.

             (e) If Mortgagor complies with subsection (d) of this Section by obtaining an approved and final Cleanup Plan or ACO, Mortgagor shall promptly implement and prosecute to completion or cause to be so implemented and prosecuted, the Cleanup Plan or the requirements of the ACO, as the case may be, in accordance with the schedules contained therein or as may be otherwise ordered or directed by DEP. Mortgagor expressly understands and acknowledges that Mortgagor's compliance with the provisions of this subsection (e) may require Mortgagor to expend funds or do acts after the expiration or termination of the term of one or more leases. Mortgagor shall expend such funds though the terms of the relevant Lease shall have previously in any such Lease or the provisions of ISRA have placed the burden of compliance on the Tenant.

             (f)  The   obligations  and liabilities of Mortgagor
under this Section shall survive any entry of a judgment of foreclosure or a foreclosure sale or the delivery of a deed in lieu of foreclosure of this Leasehold Mortgage.

             (g)  The  Mortgagor will defend, indemnify, and hold
harmless Mortgagee, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Mortgagor of any of the provisions set forth above, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any governmental authority relating to such Hazardous Material, or (v) any violation of any Environmental Law.

      1.9    LEASES.

             (a)  Mortgagor represents and warrants that:

                  (i) Mortgagor has delivered to Mortgagee true, correct and complete copies of all Facility Leases and Material Space Leases, including all amendments and modifications, written or oral existing as of the date hereof;

                  (ii) Mortgagor has not executed or entered into any modifications or amendments of the Facility Leases or Material Space Leases, either orally or in writing, other than written amendments that have been disclosed to Mortgagee in writing;

                  (iii) no default now exists under  any Facility
      Lease or Space Lease;

                  (iv) except for the Bankruptcy of Resorts, no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Mortgagor or any other party under such Facility Lease or Space Lease to cancel the same or otherwise avoid its obligations;

                  (v) Mortgagor has not accepted prepayments of installments of Rent under any Space Leases more than one month in advance of the date when the same are due, except for security deposits not in excess of one month's Rent;

                  (vi) except for this Leasehold Mortgage and the Existing Encumbrances, Mortgagor has not executed any assignment or pledge of any of the Facility Leases or the Space Leases, the Rents, or of Mortgagor 's right, title and interest in the same;

                  (vii) this Leasehold Mortgage conforms and complies with all Facility Leases and Space Leases, does not constitute a violation or default under any Facility Lease or Space Lease, and is and shall at all t imes constitute a valid lien (subject only to Permitted Liens) on Mortgagor's interests in the Facility Leases and Space Leases; and

                  (viii) all rents (including additional rents and other charges reserved in the Facility Lease) have been paid to the extent they were due and payable to the date hereof.

             (b) Subject to Section 5.2 of this Leasehold Mortgage, Mortgagor shall not enter into any new Facility Leases or Space Leases or any modifications or amendments of existing FacilityLeases or Space Leases in the future other than written, bona fide amendments or modifications entered into in arms-
length transactions. Mortgagor will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, modify, supplement, change or amend the Resorts Lease, PROVIDED, HOWEVER, that Mortgagor may modify, supplement, change or amend the Resorts Lease (other than Article 26 thereof), without Mortgagee's prior written consent, (i) to the extent necessary to comply with the requirements of any of the Gaming Control Acts or any order, rule or regulation of any Gaming Control Authority or other state or local governmental body or authority having jurisdiction to require the Resorts or Mortgagor to change the Resorts Lease, or (ii) if the following items shall have been delivered to Mortgagee prior to the occurrence of any such amendment and as a condition to the effectiveness thereof: (A) opinion of an investment banking firm of national character, reputation and prominence to the effect that the proposed amendment does not materially impair the security of this Leasehold Mortgage, which opinion may be given in reliance upon the opinion required by clause (B) below, (B) an opinion of independent legal counsel given to Mortgagee to the effect that the proposed amendment does not impair the rights of Mortgagee under the Resorts Lease and this Leasehold Mortgage to foreclose this Leasehold Mortgage and take possession of the Facility Lease, and (C) such other instruments, statements, agreement and documents as such investment banking firm or such counsel may require in order to render the opinions described in clauses (A) and (B) above. Mortgagor shall send notice and a copy of any new Facility Lease, any new Material Space Lease or any amendment or modification of a Space Lease which causes such Space Lease to become a Material Space Lease to Mortgagee with a certificate attached thereto from a licensed real estate broker in the State of New Jersey attesting to the substantially fair market terms and conditions of such transaction.

             (c) Promptly after the date hereof, and again promptly after execution of any amendment to this Leasehold Mortgage, Mortgagor shall notify each Facility Lessor of the execution and delivery of this Leasehold Mortgage or amendment, as the case may be.

             (d) Mortgagor shall pay, when due and payable, the rentals, additional rentals, and other charges required by, and payable under, each Facility Lease in accordance with such Facility Lease.

             (e) Mortgagor shall perform and observe all terms, covenants, and conditions that Mortgagor must perform and observe as lessee under the Facility Leases, and do everything necessary to preserve and to keep unimpaired Mortgagor's rights under the Facility Leases. Mortgagor shall provide all insurance required by any Facility Lease. All such insurance shall also comply with this Leasehold Mortgage. Mortgagor shall enforce the Facility Lessor's obligations under each of the Facility Leases so that Mortgagor may enjoy all its rights as lessee under the Facility Leases. Mortgagor shall furnish to Mortgagee all information that Mortgagee may reasonably request from time to time concerning Mortgagor's compliance with Facility Leases.

             (f) Subject to the Gaming Control Acts, Mortgagor hereby irrevocably delegates to Mortgagee, following an Event of Default and the expiration of any applicable cure or grace period, the nonexclusive authority to exercise any or all of Mortgagor's rights, including the right to give any and all notices to the Facility Lessor, under each and every Facility Lease, whether or not Mortgagor has failed to exercise any such right. Nothing in the foregoing delegation of authority shall be deemed to impose any obligation or duty upon Mortgagee.

             (g) Mortgagor shall promptly deliver to Mortgagee a copy of any notice of default or termination that it receives from any Facility Lessor. Mortgagor shall promptly notify Mortgagee of any request that either party to a Facility Lease makes for arbitration pursuant to such Facility Lease and of the institution of any such arbitration. Mortgagor shall promptly deliver to Mortgagee a copy of the arbitrators' determination in each such arbitration.

             (h) Mortgagor shall renew all Facility Leases when and as permitted in accordance with their terms except to the extent Mortgagee directs otherwise in writing. Mortgagor shall not, without Mortgagee's consent, fail or refuse to take timely and appropriate action to renew any Facility Lease when and as permitted by such Facility Lease.

             (i) Mortgagor shall not, without Mortgagee's consent which consent shall not be unreasonably withheld, consent or refuse to consent to any action that any Facility Lessor or any third party takes or desires to take under or with respect to any Facility Lease.

             (j) Mortgagor shall not subordinate, or consent to the subordination of, any Facility Lease to any mortgage or deed of trust encumbering the Facility Lessor's estate in the affected portion of the Mortgaged Property.

             (k) Mortgagor's obligations under this Leasehold Mortgage are independent of and in addition to Mortgagor's obligations under any Facility Lease. Nothing in this Leasehold Mortgage shall be construed to require Mortgagor or Mortgagee to take or omit to take any action that would cause a default under any Facility Lease.

             (l) Mortgagor promptly shall notify Mortgagee orally after learning of the commencement of any Bankruptcy affecting any Facility Lessor or the occurrence of any event that, with the passage of time, could constitute such a Bankruptcy. Mortgagor also shall give written notice of such event to Mortgagee, which shall include any information available to Mortgagor as to the date of such filing, the court in which such petition was filed, and the relief sought in such petition. Mortgagor promptly shall deliver to Mortgagee any and all notices, summonses, pleadings, applications, and other documents that Mortgagor receives in connection with any Facility Lessor's Bankruptcy and any related proceedings.

             (m) Each Material Space Lease hereafter entered into shall provide (i) that it is subordinate to this Leasehold Mortgage, (ii) that the Space Lessee shall attorn to the Mortgagee and (iii) that the tenant must comply, at its own cost, with ISRA.

      1.10   TREATMENT OF FACILITY LEASES IN BANKRUPTCY.

             (a) 365(h) Election. If any Facility Lessor rejects or disaffirms, or seeks or purports to reject or disaffirm, any Facility Lease pursuant to any Bankruptcy Law, then Mortgagor shall not exercise the 365(h) Election except as otherwise provided in this paragraph. To the extent permitted by law, Mortgagor shall not suffer or permit the termination of any Facility Lease by exercise of the 365(h) Election or otherwise without Mortgagee's consent. Mortgagor acknowledges that because the Facility Leases are a primary element of Mortgagee's security for the Obligations secured hereunder, it is not anticipated that Mortgagee would consent to termination of any

Facility Lease.   If  Mortgagor  makes  any  365(h)  Election  in
violation of this Leasehold Mortgage, then such 365(h) Election shall be void and of no force or effect.

             (b) Assignment to Mortgagee. Mortgagor hereby assigns to Mortgagee the 365(h) Election with respect to any Facility Lease. Mortgagor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that Mortgagee may use at any time to protect and preserve Mortgagee's other rights and interests under this Leasehold Mortgage. Mortgagor further acknowledges that exercise of the 365(h) Election in favor of terminating any Facility Lease would constitute waste prohibited by this Leasehold Mortgage. Mortgagor acknowledges and agrees that the 365(h) Election is in the nature of a remedy available to Mortgagor under a Facility Lease, and is not a property interest that Mortgagor can separate from the Facility Lease as to which it arises. Therefore, Mortgagor agrees and acknowledges that exercise of the 365(h) Election in favor of preserving the right to possession under a Facility Lease shall not be deemed to constitute Mortgagee's taking or sale of the Mortgaged Property (or any element thereof) and shall not entitle Mortgagor to any credit against the Obligations secured hereunder or otherwise impair Mortgagee's Remedies.

             (c) Scope of Collateral. Mortgagor acknowledges that if the 365(h) Election is exercised in favor of Mortgagor's remaining in possession under the affected Facility Lease, then Mortgagor's resulting occupancy rights, as adjusted by the effect of Section 365 of the Bankruptcy Code, shall then be part of the Mortgaged Property and shall be subject to the lien of this Leasehold Mortgage.

      1.11 REJECTION OF FACILITY LEASES BY FACILITY LESSOR. If any Facility Lessor rejects or disaffirms a Facility Lease or purports or seeks to disaffirm such Facility Lease pursuant to any Bankruptcy Law, then:

             (a) Continuance of Possession. Mortgagor shall attempt to remain in possession of the premises demised under such Facility Lease and shall perform all acts necessary for Mortgagor to remain in such possession for the unexpired term of such Facility Lease (including all renewals), whether the then existing terms and provisions of such Facility Lease require such acts or otherwise; and

             (b) Extension of Lien Under Bankruptcy Code. All the terms and provisions of this Leasehold Mortgage and the lien created by this Leasehold Mortgage shall remain in full force and effect and shall extend automatically to all of Mortgagor's rights and remedies arising at any time under, or pursuant to, 365(h) of the Bankruptcy Code, including all of Mortgagor's rights to remain in possession of the Mortgaged Property.

      1.12 ASSIGNMENT OF CLAIMS TO MORTGAGEE. Mortgagor, immediately upon learning that any Facility Lessor has failed to perform the terms and provisions under any Facility Lease (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of such Facility Lease pursuant to any Bankruptcy Law), shall notify Mortgagee of any such failure to perform. Mortgagor unconditionally assigns, transfers, and sets over to Mortgagee the Facility Lease Damage Claims. This assignment constitutes a present, irrevocable, and unconditional assignment of the Facility Lease Damage Claims, and shall continue in effect until the Obligations secured hereunder have been satisfied in full.

      1.13 OFFSETS BY MORTGAGOR. If pursuant to Section 365(h)(2) of the Bankruptcy Code or any other similar Bankruptcy Law, Mortgagor seeks to offset against the rent under any Facility Lease the amount of any Facility Lease Damage Claim, then Mortgagor shall notify Mortgagee of its intent to do so at least 20 days before effecting such offset. Such notice shall set forth the amounts proposed to be so offset and the basis for such offset. If Mortgagee objects to all or any part of such offset, then Mortgagor shall not effect any offset of the amounts to which Mortgagee objects. If Mortgagee approves such offset, then Mortgagor may effect such offset as set forth in Mortgagor's notice. Neither Mortgagee's failure to object, nor any objection or other communication between Mortgagee and Mortgagor that relates to such offset, shall constitute Mortgagee's approval of any such offset. Mortgagor shall indemnify Mortgagee against any offset against the rent reserved in any Facility Lease.

      1.14 MORTGAGOR'S ACQUISITION OF INTEREST IN LEASED PARCELS. If Mortgagor acquires the fee or any other interest in any of Land or Improvements, such acquired interest shall immediately become subject to the lien of this Leasehold Mortgage as fully and completely, and with the same effect, as if Mortgagor now owned it and as if this Leasehold Mortgage specifically described it, without need for the delivery and/or recording of a supplement to this Leasehold Mortgage or any other instrument. In the event of any such acquisition, the fee and leasehold interests in such Land or Improvements, unless Mortgagee elects otherwise in writing, remain separate and distinct and shall not merge, notwithstanding any principle of law to the contrary.

      1.15 NEW FACILITY LEASES ISSUED TO MORTGAGEE. If any Facility Lease is for any reason whatsoever terminated before the expiration of its term and, pursuant to any provision of such Facility Lease, and Mortgagee or its designee shall acquire from Facility Lessor a new lease of the relevant leased parcel, then Mortgagor shall have no right, title or interest in or to such new lease or the estate created thereby. If, however, the Promissory Note has been satisfied, then Mortgagee shall convey (as Mortgagor shall direct) without warranty its right, title and interest in such new lease or estate, provided that Mortgagor simultaneously pays any taxes, fees, expenses and including, without limitation, reasonable legal fees and expenses, relating to such conveyance.

      1.16   FURTHER ENCUMBRANCE, SALE OR  OTHER  DISPOSITION  OF
COLLATERAL.

             (a)  Mortgagor  covenants that at all times prior to
the discharge of this Mortgage, except for Permitted Liens and Permitted Dispositions, Mortgagor shall not, without Mortgagee's prior written consent, make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Mortgaged Property, including, without limitation, the Rent as used herein, "transfer" includes the actual transfer or other disposition, whether voluntary, involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Mortgaged Property which have been granted by Mortgagor and are reasonably necessary to the construction, maintenance or operation of the Atlantic City Showboat. Notwithstanding any other provisions hereof, the liens created by that certain Leasehold Mortgage, Assignment of Rents and Security Agreement made by Mortgagor in favor of Trustee and SBI and recorded in the records of the Atlantic County Recorder, on May 19, 1993 in Book 5028 Page 1; and the First Amendment to Leasehold Mortgage, Assignment of Rents and Security Agreement dated July 9, 1993 recorded July 28, 1993 in Mortgage Book 5028, page 79; and in the Second Amendment to Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement dated as of July 6, 1995; and the Leasehold Mortgage, Assignment of Rents and Security Agreement made by Atlantic City Showboat, Inc. to Showboat, Inc. recorded May 19, 1993 in Mortgage Book 5028, page 79, as amended, shall be PARI PASSU Encumbrances.

             (b) Any Permitted Lien described in the definition of "Permitted Liens" set forth in Section 1.01 of the Indenture which is junior to the lien of the Loan Documents (a "Subordinate Mortgage") shall be permitted hereunder so long as there shall have been delivered to Mortgagee, not less than thirty (30) days prior to the date thereof, a copy thereof which shall contain express covenants in form and substance satisfactory to Mortgagee to the effect that: (i) the Subordinate Mortgage is in all respects subject and subordinate to this Leasehold Mortgage; (ii) if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Mortgaged Property shall be named as a party defendant nor shall any action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property, or any portion thereof, without the consent of Mortgagee; (iii) any Rents, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the obligations secured by this Leasehold Mortgage, including principal and interest due and owing on or to become due and owing on the Promissory Note, and then to the payment of maintenance expenses, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation, and maintenance of the Mortgaged Property; and (iv) if any action or proceeding shall be brought to foreclose the Subordinate Mortgage, prompt notice of the commencement thereof shall be given to Mortgagee.

             (c)  Mortgagor  agrees   that  in  the   event   the
Leasehold interest held by Mortgagor in the Mortgaged Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal in any way with such successor or successors in interest with reference to this Leasehold Mortgage, the Promissory Note and other Obligations hereby secured without in any way vitiating or discharging Mortgagor's or any Guarantor's, surety's or endorser's liability hereunder or upon the obligations hereby secured. No sale of the Mortgaged Property and no forbearance to any person with respect to this Leasehold Mortgage and no extension to any person of the time for payment of the Promissory Note, and other sums hereby secured given by Mortgagee shall operate to release, discharge, modify, change or affect the original liability of Mortgagor, or such Guarantor, surety or endorser either in whole or in part.

             (d)  This Leasehold  Mortgage may be subordinated to
the  liens of any  FF&E  Financing  Agreements  (as   hereinafter
defined in this Section 1.16(d) and any future or further advances made thereunder and to any modifications, renewals or extensions thereof to which the lien of this Leasehold Mortgage attaches. Mortgagor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing Agreement. If Mortgagor shall fail to make any payment of principal of or pursuant to any FF&E Financing Agreement on its part to be performed or observed, except where Mortgagor is contesting such payment in good faith, then Mortgagee may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any FF&E Financing Agreement on Mortgagor's part to be performed or observed and any and all sums so expended by Mortgagee shall be secured by this Leasehold Mortgage and shall be repaid by Mortgagor upon demand, together with interest thereon at the interest rate on the Promissory Note from the date of advance. In furtherance of such subordination, Mortgagee shall execute, acknowledge and deliver to Mortgagor, at Mortgagor's expense, any and all such evidence and document the subordination of this Leasehold Mortgage in accordance with the foregoing provisions of this Section 1.16(d). As used herein, "FF&E Financing Agreement" shall mean the agreement with respect to any financing (i) as to which the lender holds a security interest in only the assets purchased with the proceeds of such financing for the payment of principal and interest, (ii) which is permitted by the Loan Agreement to be incurred and (iii) the proceeds of which are used to acquire or lease the FF&E subject to such security interest.

      1.17 PARTIAL RELEASES OF MORTGAGED PROPERTY. Mortgagor may from tim to time (i) transfer a portion of the Mortgaged Property (including any temporary taking) to any person legally empowered to exercise the power of eminent domain, (ii) make a Permitted Disposition or (iii) grant utility and other easements reasonably necessary for the construction and operation of the Atlantic City Showboat, which grant or transfer is for the benefit of the Mortgaged Property. In each such case, Mortgagee shall execute and deliver any instruments necessary or appropriate to effectuate or confirm any such transfer or grant, free from the lien of this Leasehold Mortgage, provided, however, that Mortgagee shall execute a lien release or subordination agreement, as appropriate, for matters described in clauses (i) and (iii) above only if Mortgagee shall have received the following:

             (a) A written request of Mortgagor, dated as of the date of such transfer, grant or release and signed by an authorized officer of Mortgagor, requesting Mortgagee to execute one or more described instruments, and certifying that (i) no Event of Default hereunder, and no event which with notice or lapse of time or both would constitute such Event of Default, has occurred and is continuing and that the conditions of this
Section 1.17 have been fulfilled, (ii) the transfer, grant or release is not materially adverse to the proper conduct of the business of Mortgagor on the Land, (iii) in the case of a transfer of property whose value is greater than $1,000,000 to a person legally empowered to exercise the power of eminent domain, the consideration being paid for the portion of the Mortgaged Property being transferred, and that such consideration is not less than the fair market value of such portion, and in the case of a grant or release of easements or other rights, the consideration, if any, being paid for such grant or release, (iv) in the case of a transfer to a person legally empowered to exercise the power of eminent domain, that such transfer is being made in anticipation that such portion would otherwise be taken under the power of eminent domain, and (v) that such transfer, grant or release does not materially impair the use of the Mortgaged Property for the purposes for which it is then held by Mortgagor;

             (b) A counterpart of the instrument pursuant to which such transfer, grant or release is to be made, and each instrument which Mortgagee is requested to execute in order to effectuate or confirm such transfer, grant or release;

             (c) In the case of a transfer to a person legally empowered to exercise the power of eminent domain, which transfer involves property whose value is greater than $6,000,000, an opinion of counsel, who may be counsel to Mortgagor, to the effect that the assignee or grantee of the portion of the Mortgaged Property being transferred is legally empowered to take such portion under the power of eminent domain;

             (d) An opinion of counsel, who may be counsel to Mortgagor to the effect that the transfer of property does not violate New Jersey's subdivision laws and that the transferred property and the remaining portions of the Land constitute legally subdivided lots;

             (e) Such other instruments, certificates (including evidence of authority) and opinions as Mortgagee may reasonably request.

             Any consideration received for a transfer to any person empowered to exercise the right of eminent domain shall be subject to Section 1.6 hereof.

      1.18 LIEN SUBROGATION. As further security, Mortgagee shall be subrogated to any and all liens or encumbrances prior or superior to this Leasehold Mortgage, whether or not released of record, to the extent paid out of the proceeds received in exchange for the indebtedness or obligations secured by this Leasehold Mortgage.

      1.19   FURTHER ASSURANCES.

             (a) At its sole cost and without expense to Mortgagee, Mortgagor shall do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to Mortgagee and take any other actions that are reasonably necessary, prudent or requested by Mortgagee to perfect or continue the perfection and first priority (in PARI PASSU) of Mortgagee's security interest in the Mortgaged Property, to protect the Mortgaged Property against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Leasehold Mortgage, including the security agreement and the absolute assignment of Rents contained herein, or for the filing, registering or recording thereof.

             (b) Mortgagor shall forthwith upon the execution and delivery of this Leasehold Mortgage, and thereafter from time to time, cause this Leasehold Mortgage and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title of Mortgagee to, the Mortgaged Property.

      1.20 SECURITY AGREEMENT AND FINANCING STATEMENTS. Mortgagor (as debtor) hereby grants to Mortgagee (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E (to the extent Mortgagee is permitted in each applicable FF&E Financing Agreement to maintain a security interest therein), Improvements, all other personal property now or hereafter owned or leased by

Mortgagor or in which Mortgagor has or will have any interest, to the extent that such property constitutes a part of the Mortgaged Property (whether or not such items are stored on the premises or elsewhere), Proceeds of the foregoing comprising a portion of the Mortgaged Property and all proceeds of insurance policies and condemnation awards arising therefrom and all proceeds, products, substitutions, and accessions therefor and thereto, subject to Mortgagee's rights to treat such property as real property as herein provided (collectively, the "PERSONAL PROPERTY") Mortgagor shall execute any and all documents and writings, including without limitation financing statements pursuant to the UCC, as may be reasonably necessary or prudent to preserve and maintain the priority of the security interest granted hereby on property which may be deemed subject to the foregoing security agreement or as Mortgagee may reasonably request, and shall pay to Mortgagee on demand any reasonable expenses incurred by Mortgagee in connection with the preparation, execution and filing of any such documents. Mortgagor hereby authorizes and empowers Mortgagee to execute and file, on Mortgagor's behalf, all financing statements and refiling and continuations thereof as Mortgagee deems necessary or advisable to create, preserve and protect said security interest. This Leasehold Mortgage constitutes both a real property mortgage and a "security agreement," within the meaning of the UCC and the Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Leasehold Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property.

             (a)  Fixture Filing. Without in any way limiting the
generality of the immediately preceding paragraph or of the definition of Mortgaged Property, this Leasehold Mortgage constitutes a fixture filing under Section 9-402 of the UCC. For such purpose, (i) the "debtor" is Mortgagor and its address is the address given for it in the initial paragraph of this Leasehold Mortgage; (ii) the "secured party" is Mortgagee, and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Leasehold Mortgage; (iii) the real estate to which the fixtures are or are to become attached is Mortgagor's interest in the Land; and (iv) the record owner of such real estate is Resorts.

             (b)  Remedies. The remedies for any violation of the
covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein and (ii) those available under applicable law, and (iii) those available under the UCC, all at Mortgagee's sole election. In addition, a photographic or other reproduction of this Leasehold Mortgage shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

             (c) Derogation of Real Property. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Mortgaged Property and/or adapted for use therein and/or which is described or reflected in this Leasehold Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Leasehold Mortgage irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Mortgagee, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Mortgagor's interest as lessor in any present or future Space Lease or rights to Rents, shall never be construed as in anyway altering any of the rights of Mortgagee as determined by this Leasehold Mortgage or impugning the priority of Mortgagee's real property lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (1), (2) and (3) that notice of Mortgagee's priority of interest to be effective against a particular class of persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

             (d) Priority; Permitted Financing of Tangible Collateral. Except for Permitted Liens and as provided in
Section 1.16(b) hereof, all Personal Property of any nature whatsoever, which is subject to the provisions of this security agreement, shall be purchased or obtained by Mortgagor in its name and free and clear of any lien or encumbrance, except for Existing Encumbrances and Permitted Liens and the lien hereof, for use only in connection with the business and operation of the Atlantic City Showboat, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, so that Mortgagee's security interest shall attach to and vest in Mortgagor for the benefit of Mortgagee, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Land and Mortgagor warrants and represents that Mortgagee's security interest in the Personal Property is a validly attached and binding security interest, properly perfected and prior to all other security interests therein except as otherwise permitted in this Agreement.

             (e) Preservation of Contractual Rights of Collateral. Mortgagor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral or (ii) which constitutes part of the Intangible Collateral except where Mortgagor is contesting such obligations in good faith.

             (f)  Removal  of  Collateral.  Except  as  otherwise
permitted herein, none of the Tangible Collateral shall be removed from the Mortgaged Property without Mortgagee's prior written consent, and except damaged or obsolete Tangible Collateral which is either no longer usable or which is removed temporarily for repair or improvement or removed for replacement on the Mortgaged Property with Tangible Collateral of similar function.

             (g) Change of Name. Mortgagor shall not change its corporate or business name, or do business within the State of New Jersey under any name other than such name, or any trade name(s) other than those as to which Mortgagor gives prior written notice to Mortgagee of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Mortgagee for filing in connection with the execution hereof, without providing Mortgagee with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Mortgagee to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

      1.21 ASSIGNMENT OF RENTS. The assignment of Leases and Rents set out above in Granting Clauses (F), (G), (H), (I) and
(K) shall constitute an absolute and present assignment to Mortgagee, subject to the license herein given to Mortgagor to collect the Rents and to exercise the rights set forth in Granting Clause (K)(c)(ii), and shall be fully operative without any further action on the part of any party, and specifically Mortgagee shall be entitled upon the occurrence of an Event of Default hereunder and the expiration of any applicable cure or grace periods to all Rents, whether or not Mortgagee takes possession of the Mortgaged Property, or any portion thereof. The absolute assignment contained in Granting Clause (K) shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such Space Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Leasehold Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Mortgaged Property or any part thereof). Mortgagor hereby consents to the appointment of a receiver to collect all Rents under any Space Lease upon the occurrence of an Event of Default and the expiration of any applicable cure or grace periods.

      1.22 EXPENSES.

           (a) Mortgagor shall pay when due and payable all costs, including without limitation, those reasonable appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, attorneys and paralegal fees, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Mortgagee or any assignee of Mortgagee in connection with the preparation and execution of loan documents, amendments thereto or instruments, agreements or documents of further assurance, the funding of the Loan secured hereby, and the enforcement of any Loan Document; and

           (b)   Mortgagor  shall,  upon   demand  by  Mortgagee,
reimburse Mortgagee or any assignee of Mortgagee for all such reasonable expenses which have been incurred or which shall be incurred by it; and

           (c) Mortgagor shall indemnify Mortgagee with respect to any transaction or matter in any way connected with any portion of the Mortgaged Property, this Leasehold Mortgage, including any occurrence at, in, on, upon or about the Mortgaged Property (including any personal injury, loss of life, or property damage), or Mortgagor's use, occupancy, or operation of the Mortgaged Property, or the filing or enforcement of any mechanic's lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Mortgaged Property, including failure to comply with any Legal Requirement or with any requirement of this Leasehold Mortgage that applies to Mortgagor, or any Person's violation of any environmental law or any contamination of any portion of the Mortgaged Property. If Mortgagee is a party to any litigation as to which either
Mortgagor is required to indemnify Mortgagee (or is made a defendant in any action of any kind against Mortgagor or relating directly or indirectly to any portion of the Mortgaged Property) then, at Mortgagee's option, Mortgagor shall undertake Mortgagee's defense, using counsel satisfactory to Mortgagee (and any settlement shall be subject to Mortgagee's consent), and in any case shall indemnify Mortgagee against such litigation. Mortgagor shall pay all reasonable costs and expenses, including reasonable legal costs, that Mortgagee pays or incurs in connection with any such litigation. Any amount payable under any indemnity in this Leasehold Mortgage shall be a demand obligation, shall be added to, and become a part of, the secured obligations under this Leasehold Mortgage, shall be secured by this Leasehold Mortgage, and shall bear interest at the interest rate on the Promissory Note. Such indemnity shall survive any release of this Leasehold Mortgage and any Foreclosure.

      1.23 MORTGAGEE'S CURE OF MORTGAGOR'S DEFAULT. If Mortgagor defaults in the payment of any tax, assessment, lien, encumbrance or other imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Leasehold Mortgage or any Loan Document (including any obligation relating to Mortgagor's performance under any Facility Lease), Mortgagee may, but is not obligated to, to preserve its interest in the Mortgaged Property, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Mortgagee, together with interest thereon at the default interest rate on the Promissory Note from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Leasehold Mortgage. Mortgagee is hereby empowered to enter and to authorize its agents to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor; provided, however, such entry upon the Land shall be done in such manner so as not to disrupt the Mortgagor's business conducted thereon. No exercise of any rights under this Section by Mortgagee shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

      1.24 USE OF LAND. Mortgagor covenants that the Mortgaged Property shall be used and operated in a manner consistent with the description of the Atlantic City Showboat in the Prospectus open during such days and hours as are customarily observed by casino-hotels located in Atlantic City, New Jersey.

      1.25 MATERIAL SPACE LEASES. Mortgagor shall not enter into any Material Space Lease without first obtaining Mortgagee's consent in writing, which consent shall not be unreasonably withheld or delayed. A copy of such Material Space Lease and
(ii) the identity of the Space Lessee thereunder shall be furnished to Mortgagee by Mortgagor upon receipt of such request.

      1.26 COMPLIANCE WITH PERMITTED LIEN AGREEMENTS.   Mortgagor
or any Affiliate of Mortgagor shall comply with each and every material obligation contained in any agreement pertaining to a material Permitted Lien.

      1.27 DEFENSE OF ACTIONS. Mortgagor shall appear in and defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Mortgagee, and shall pay all reasonable costs and expenses, including cost of title search and insurance or other evidence of title, preparation of survey, and reasonable attorneys' fees in any such action or proceeding in which Mortgagee may appear or may be joined as a party and in any suit brought by Mortgagee based upon or in connection with this Leasehold Mortgage or any Loan Document. Nothing contained in this section shall, however, limit the right of Mortgagee to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Mortgagor.

      1.28 AFFILIATES.

           (a) Subject to Leasehold Mortgage. Mortgagor shall cause all of its Affiliates in any way involved with the operation of the Mortgaged Property or the Atlantic City Showboat to observe the covenants and conditions of this Leasehold Mortgage to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Mortgagee hereunder. Mortgagor shall, at Mortgagee's request, cause any such Affiliate to execute and deliver to Mortgagee such further instruments or documents as Mortgagee may reasonably deem necessary to effectuate the terms of this Section 1.28.

           (b) Restriction on Use of Subsidiary or Affiliate. Mortgagor shall not use any Affiliate in the operation of the Mortgaged Property or the Atlantic City Showboat if such use would in any way impair the security for the Promissory Note or circumvent any covenant or condition of this Leasehold Mortgage or of any other Loan Document.

      1.29 FUTURE ADVANCES. All funds advanced in the reasonable exercise of Mortgagee's judgment that the same are needed to protect its security hereunder are deemed to be obligatory advances and are to be added to the total indebtedness secured by this Leasehold Mortgage and such indebtedness shall be increased accordingly. All sums so advanced shall be secured by this Leasehold Mortgage with the same priority of Lien as the security for the Obligations secured hereunder.

      1.30 TITLE INSURANCE. Promptly after the execution and delivery of this Leasehold Mortgage, Mortgagor shall cause to be delivered to Mortgagee at Mortgagor's expense, one or more ALTA extended coverage Lender's Policies of Title Insurance showing leasehold title to the Land vested in Mortgagor and the lien of this Leasehold Mortgage to be a perfected lien, prior to any and all encumbrances other than Permitted Liens.

      1.31 EXCULPATION OF MORTGAGEE. The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a "mortgagee in possession"; nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Mortgaged Property, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Mortgagee, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Mortgaged Property.


                           ARTICLE TWO

                    CORPORATE LOAN PROVISIONS

      2.1  INTERACTION   WITH   INDENTURE,  LOAN  AGREEMENT   AND
INTERCREDITOR AGREEMENT.

           (a) Incorporation Reference. All terms, covenants, conditions, provisions and requirements of the Loan Agreement and Intercreditor Agreement are incorporated by reference in this Leasehold Mortgage.

           (b) Conflicts. Notwithstanding any other provision of this Agreement, the terms and provisions of this Leasehold Mortgage shall be subject and subordinate to the terms of the Loan Agreement and the Indenture. To the extent that the Loan Agreement provides Mortgagor with a particular cure or notice period, or establishes any limitations or conditions on Mortgagee's actions with regard to a particular set of facts, Mortgagor shall be entitled to the same cure periods and notice periods, and Mortgagee shall be subject to the same limitations and conditions, under this Leasehold Mortgage, in place of the cure periods, notice periods, limitations and conditions provided for under this Leasehold Mortgage; PROVIDED, HOWEVER, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Loan Agreement and this Leasehold Mortgage. In the event of any conflict or inconsistency between the provisions of this Leasehold Mortgage and those of the Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture, Loan Agreement and Intercreditor Agreement shall govern.

      2.2 OTHER COLLATERAL. This Leasehold Mortgage is one of a number of security agreements to secure the debt delivered by or on behalf of Mortgagor pursuant to the Indenture and the other Loan Documents and securing the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Loan Documents or otherwise (such as by separate future unrecorded agreement between Mortgagor and Mortgagee), other collateral for the Obligations secured hereunder (i.e., collateral other than the Mortgaged Property) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Leasehold Mortgage. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Mortgaged Property created and continued by this Leasehold Mortgage. No such release shall impair the priority of the lien of this Leasehold Mortgage. By accepting its interest in the Mortgaged Property, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Mortgagee.

                       ARTICLE THREE

                         DEFAULTS

      3.1 EVENT OF DEFAULT. The term "Event of Default," wherever used in this Leasehold Mortgage, shall mean any one or more of the following events (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (a) The failure by Mortgagor to pay any principal, premium or interest when due, whether at maturity, upon redemption, or otherwise, under the Promissory Note if such failure results in the failure to pay in full any principal, premium or interest when due (after any grace period) on the Promissory Note.

           (b) The occurrence of an Event of Default and the expiration of any applicable cure or grace period under any Loan
Document.

           (c) Failure by Mortgagor to perform any obligation under any Facility Lease and (if such Facility Lease provides for a cure period) such failure continues for a period equal to (a) the cure period provided in such Facility Lease, if any, less (b) five Business Days.

           (d) A sale, lease, sublease, encumbrance or other transfer in violation of Section 1.16 (Further Encumbrances) hereof.

           (e) Failure by Mortgagor to duly keep, perform and observe any other covenant, condition, agreement, term, representation or warranty in this Leasehold Mortgage or any Loan Document to be performed or observed by Mortgagor for a period of sixty (60) days after notice from Mortgagee.

           (f) Any representation or warranty of Mortgagor in this Leasehold Mortgage shall prove to be incorrect in any material respect as of the time when the same shall have been made.

           (g) The entry by any court of competent jurisdiction of a judgment or decree that an undertaking by Mortgagor as herein provided to pay or perform its obligation under the ACSI Guaranty or any interest on amounts payable thereon, or any taxes, assessments, levies, liabilities, obligations or encumbrances is legally inoperative or cannot be enforced, so as to affect adversely either the security of this Leasehold Mortgage, the indebtedness or other Obligations secured hereby, the rate of interest on the Promissory Note or all or any portion of the indebtedness, and such judgment shall not be appealed and stayed pending appeal within ten (10) days after the entry thereof.

           (h)   The Bankruptcy of Mortgagor.


                        ARTICLE FOUR

                          REMEDIES


      4.1 ACCELERATION OF MATURITY. Following an Event of Default and the expiration of any applicable cure or grace period, Mortgagee may (except that such acceleration shall be automatic if the Event of Default is caused by Mortgagor's Bankruptcy) declare all indebtedness or sums secured hereby, including the Promissory Note, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives to the extent permitted by law to do so) notwithstanding anything in this Leasehold Mortgage or any Loan Document or applicable law to the contrary.

      4.2 PROTECTIVE ADVANCES. If Mortgagor fails to make any payment or perform any other obligation under the Promissory Note or any other Loan Document, then without thereby limiting Mortgagee's other rights or remedies, waiving or releasing any of Mortgagor's obligations, or imposing any obligation on Mortgagee, Mortgagee may either advance any amount owing or perform any or all actions that Mortgagee considers necessary or appropriate to cure such default. All such advances and the expense of all such actions shall constitute "Protective Advances." No sums advanced or performance rendered by Mortgagee shall cure, or be deemed a waiver of any Event of Default.

      4.3 INSTITUTION OF EQUITY PROCEEDINGS. Following an Event of Default and the expiration of any applicable cure or grace period, Mortgagee may institute an action, suit or proceeding in equity for specific performance of this Leasehold Mortgage, the ACSI Guaranty or any Loan Document, all of which shall be specifically enforceable by injunction or other equitable remedy. Mortgagor waives any defense based on laches or any applicable statue of limitations.

      4.4  MORTGAGEE'S POWER OF ENFORCEMENT.

           (a) Following an Event of Default and the expiration of any applicable cure or grace period, Mortgagee may, subject to compliance with applicable Gaming Control Acts, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce the ACSI Promissory Note, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Leasehold Mortgage in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property  and  to  sell, as an entirety or in  separate  lots  or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State of New Jersey or under the judgment or decree of a court or courts of competent jurisdiction, and Mortgagee shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court;
(3) to exercise any or all of the rights and remedies available to it under the Loan Documents; and (4) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.

           (b) Following an Event of Default and the expiration of any applicable cure or grace period, Mortgagee may, subject to the Intercreditor Agreement and compliance with applicable Gaming Control Acts and other applicable law, sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Mortgagor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and personal property, and at such time and place and upon such terms, as it may deem expedient, or as may be required by applicable law, and in the event of a sale of less than all of the Mortgaged Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Mortgaged Property.

           (c) The remedies described in this Section 4.4 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Mortgagee shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Mortgagor agrees that Mortgagee's inclusion of all or any portion of the Personal Property in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property. Mortgagor agrees that Mortgagee may dispose of any or all of the Personal Property at the same time and place and after giving the same notice provided for in this Leasehold Mortgage in connection with a nonjudicial foreclosure sale under the terms and conditions set forth in this Leasehold Mortgage. In this connection, Mortgagor agrees that the sale of the real estate, leaseholds and Improvements described in this Leasehold Mortgage and the Personal Property or any part thereof may be conducted separately and/or together; and that in the event the real estate, leaseholds and Improvements described herein and the Personal Property or any part thereof are sold together, Mortgagee shall not be obligated to allocate the consideration received as between the real estate, leaseholds and Improvements and the Personal Property. The Personal Property need not be present at the place of sale.

      4.5  MORTGAGEE'S   RIGHT  TO   ENTER  AND T AKE POSSESSION.
OPERATE AND APPLY INCOME.

           (a) Following an Event of Default and the expiration of any applicable cure or grace period, (i) subject to the Intercreditor Agreement and compliance with applicable Gaming Control Acts and other applicable law, Mortgagor upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor; and (ii) Mortgagor shall pay monthly in advance to Mortgagee on Mortgagee's entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

           (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property, the Personal Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of such property to Mortgagee and Mortgagor hereby specifically consents to the entry of such judgment or decree. Mortgagor shall pay to Mortgagee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Leasehold Mortgage.

           (c) Upon every such entering upon or taking of possession, Mortgagee may, subject to compliance with applicable Gaming Control Acts, hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

                 (1) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                 (2)  insure  or   keep  the  Mortgaged  Property
insured;

                 (3) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in their name or otherwise with respect to the same;

                 (4) enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and, subject to the absolute assignment of the Leases and Rents to Mortgagee, Mortgagee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (l) the payment of all amounts due and payable on the Promissory Note; (2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof; (4) the reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee; and (5) any other reasonable and necessary charges or costs required to be paid by Mortgagor under the terms hereof; and

                 (5) rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by the Facility
Lease or this Leasehold Mortgage.

           Mortgagee shall surrender possession of the Mortgaged Property and the Personal Property to Mortgagor only when all that is due upon such interest and principal, tax and insurance deposits, and all amounts under any of the terms of the Promissory Note, the Loan Agreement, Loan Documents, or this Leasehold Mortgage, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

           If Mortgagor shall exercise any right or remedy herein contained, Mortgagee shall not be deemed to have entered into or taken possession of the Mortgaged Property except upon the exercise of its option to do so evidenced by Mortgagee's overt act to do so, nor shall Mortgagee be deemed to be a mortgagee in possession by reason of such entry or taking possession.

      4.6 LEASES. Mortgagee is authorized to foreclose this Leasehold Mortgage subject to the rights of any tenants of the
Mortgaged Property, and the failure to make any such tenants parties defendant to Intercreditor Agreement and any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property, or any portion thereof. Unless otherwise agreed by Mortgagee in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the lien of this Leasehold Mortgage, except that from time to time Mortgagee may execute and record among the land records of the jurisdiction where this Leasehold Mortgage is recorded, subordination statements with respect to such of said Space Leases as Mortgagee may designate in its sole discretion, whereby the Space Leases so designated by Mortgagee shall be made superior to the lien of this Leasehold Mortgage for the term set forth in such subordination statement. From and after the recordation of such subordination statements, and for the respective periods as may be set forth therein, the Space Leases therein referred to shall be superior to the lien of this Leasehold Mortgage and shall not be affected by any foreclosure hereof. All such Space Leases shall contain a provision to the effect that the Mortgagor and Space Lessee recognize the right of Mortgagee to elect and to effect such subordination of this Leasehold Mortgage and consents thereto.

      4.7 PURCHASE BY MORTGAGEE. Upon any foreclosure sale (whether judicial or nonjudicial), Mortgagee may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

      4.8 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION LAWS. Mortgagor agrees to the full extent permitted by law that if an Event of Default occurs, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Leasehold Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety and cash collateral as derived from the Mortgaged Property.

      4.9 RECEIVER. Following an Event of Default and the expiration of any applicable cure or grace period, Mortgagee, to the extent permitted by law and applicable Gaming Control Acts and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the

Mortgaged Property and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Mortgagee. Mortgagee may have a receiver appointed without notice to Mortgagor or any third party, and Mortgagee may waive any requirement that the receiver post a bond. Mortgagee shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Mortgagee's behalf may be an Affiliate of Mortgagee. The expenses, including receiver's fees, reasonable attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Leasehold Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Mortgagee under this Leasehold Mortgage, the Indenture or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Leasehold Mortgage to, Mortgagee.

      4.10 SUITS TO PROTECT THE MORTGAGED PROPERTY. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Leasehold Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

      4.11 PROOFS OF CLAIM. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any Affiliate or any guarantor, co-maker or endorser of any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Promissory Note, this Leasehold Mortgage or any other Loan Document, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

      4.12 MORTGAGOR  TO   PERFORM  OBLIGATIONS;  APPLICATION  OF
           MONIES  BY  MORTGAGEE.  Subject to  the  Intercreditor
           Agreement:

           (a) In lieu of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment from Mortgagor of any additional amounts then remaining due and unpaid and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest at the interest rate on the Promissory Note.

           (b) Mortgagor hereby agrees to the extent permitted by law, that no recovery of any such judgment by Mortgagee or other action by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this Leasehold Mortgage upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Mortgagee hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

           (c) Any monies collected or received by Mortgagee under this Section 4.12 shall be first applied to the payment of reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Mortgagee, and the balance remaining shall be applied to the payment of amounts due and unpaid under the Promissory Note, and this Leasehold Mortgage.

      4.13 DELAY OR OMISSION; NO WAIVER. No delay or omission of Mortgagee, any holder of the Note or any Bondholder to exercise any right, power or remedy upon any Event of Default and the expiration of any applicable cure or grace period shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee whether contained herein or in the Indenture or otherwise available to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

      4.14 NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee or any Bondholder (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b)takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the ASCI Guaranty, this Leasehold Mortgage or any other Loan Document; (d) releases any part of the Mortgaged Property from the lien or security interest of this Leasehold Mortgage or any other instrument securing the Promissory Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Leasehold Mortgage or any Loan Document subordinating the lien or any charge hereof, then no such act or omission shall release, discharge, modify, change or affect the original liability under the Promissory Note, this Leasehold Mortgage, any other Loan Document or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien or security interest of this Leasehold Mortgage be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e),
(f) or (g) above of this Section 4.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Leasehold Mortgage or any Loan Document, (i) in the case of any non-monetary Event of Default and the expiration of any applicable cure or grace period, Mortgagee may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Mortgagee may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

      4.15 DISCONTINUANCE OF PROCEEDINGS; POSITION OF PARTIES RESTORED. If Mortgagee shall have proceeded to enforce any right or remedy under this Leasehold Mortgage by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

      4.16 REMEDIES CUMULATIVE. No right, power or remedy, including without limitation remedies with respect to any security for the Promissory Note, conferred upon or reserved to Mortgagee by the ACSI Guaranty, this Leasehold Mortgage or any Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any Loan Document, now or hereafter existing at law, in equity or by statute, and Mortgagee shall be entitled to resort to such rights, powers, remedies or security as Mortgagee shall in its sole and absolute discretion deem advisable.

      4.17 INTEREST AFTER EVENT OF DEFAULT. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Promissory Note and this Leasehold Mortgage shall, at Mortgagee's option, bear interest at the default interest rate on the Promissory Note until such Event of Default has been cured. Mortgagor's obligation to pay such interest shall be secured by this Leasehold Mortgage.

      4.18 FORECLOSURE: EXPENSES OF LITIGATION. If foreclosure be made by Mortgagee, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to Mortgagee as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guaranties, and similar data and assurances with respect to title as Mortgagee may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Leasehold Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Leasehold Mortgage or any Loan Document, the Mortgaged Property or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the default interest rate on the Promissory Note, and shall be secured by this Leasehold Mortgage.

      4.19 DEFICIENCY JUDGMENTS. If after foreclosure of this Leasehold Mortgage hereunder, there shall remain any deficiency with respect to any amounts payable under the Promissory Note or hereunder or any amounts secured hereby, and Mortgagee shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the default interest rate under the Promissory. Mortgagor waives to the extent permitted by applicable law, any defense to Mortgagee's recovery against Mortgagor of any deficiency after any foreclosure sale of the Mortgaged Property. Mortgagor expressly waives to the extent permitted by applicable law, any defense or benefits that may be derived from any statute granting Mortgagor any defense to any such recovery by Mortgagee. In addition, Mortgagee shall be entitled to recovery of all of its reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including its reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 4.18 above. This provision shall survive any foreclosure or sale of the Mortgaged Property, any portion thereof and/or the extinguishment of the lien hereof.

      4.20 WAIVER OF JURY TRIAL. Mortgagee and Mortgagor each waive to the extent permitted by applicable law, any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise arising out of, connected with, related to, or incidental to the relationship established between them in connection with the Promissory Note, this Leasehold Mortgage or any Loan Document. Any such disputes shall be resolved in a bench trial without a jury.

      4.21 REASONABLE USE AND OCCUPANCY. Subject to all applicable Gaming Control Acts in addition to the rights which Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

      4.22 EXCULPATION OF MORTGAGEE. The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a "mortgagee in possession"; nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Mortgaged Property, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Mortgagee, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Mortgaged Property.


                        ARTICLE FIVE

                  MISCELLANEOUS PROVISIONS

      5.1  HEIRS,  SUCCESSORS  AND ASSIGNS INCLUDED  IN  PARTIES.
Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and subject to the limitations set forth in Section 1.16, all covenants and agreements contained in this Leasehold Mortgage, by or on behalf of Mortgagor or Mortgagee shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

      5.2 NO MERGER. If both the lessor's and the lessee's interests under any Facility Lease shall at any time become vested in any one person, this Mortgage and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee hereunder as to the estate subject to the lien of this Mortgage. If Mortgagor elects to acquire the fee simple interest in any portion of the Land, then, as a condition to such acquisition, Mortgagor shall deliver to Mortgagee an opinion of independent legal counsel to the effect that the ownership of lessee's interest under the Facility Lease and the fee simple interest in the Land by Mortgagor shall not cause or result in, by operation of law or otherwise, a merger of the lessee's interest under the Facility Lease and the fee simple interest  in  the Land and that Mortgagee shall  be  entitled  to continue to have and enjoy all of the rights of Mortgagee hereunder as to the estate subject to the lien of the Mortgage. Notwithstanding the foregoing, if Mortgagor elects to merge the lessee's interest under the Facility Lease and the fee simple interest in the Land, or otherwise, Mortgagor shall cause the following items to be delivered to Mortgagee as a condition thereto: (a) an opinion of independent legal counsel to Mortgagee to the effect that Mortgagee has a valid and enforceable first priority security interest in PARI PASSU in the Mortgaged Property and in the fee simple interest in the Land, subject to the Permitted Liens, which opinion may be given in reliance on the search conducted by the title insurance company described in clause (b) below, (b) a validly-issued and fully-paid title insurance policy of a title insurance company reasonably acceptable to Mortgagee, insuring Mortgagee's first priority security interest in PARI PASSU in the Improvements and the fee simple interest in the Land, subject to the Permitted Liens, and
(c) such other instruments, statements, agreements and documents, including any supplements to this Mortgage as Mortgagee or its counsel may require in order to (i) subject to the lien hereby created the fee simple interest in the Land, and (ii) perfect and maintain a first priority security interest in PARI PASSU in the
Mortgaged   Property,  subject
to the Permitted Liens. Upon compliance with the foregoing requirements, Mortgagee shall execute and deliver a written instrument in recordable form to Mortgagor to confirm its consent to the merger of such estates.

      5.3  ADDRESSES FOR NOTICES, ETC.

           (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Leasehold Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address or (ii) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party:

           Mortgagor:     Showboat, Inc.
                          2800 Freemont Street
                          Las Vegas, Nevada 89104
                          Attention: Chief Financial Officer

                          With a copy to:

                          Atlantic City Showboat, Inc.
                          801 Boardwalk
                          Atlantic City, NJ  08401
                          Attn:  General Counsel


           Mortgagee:     NatWest Bank, N.A.
                          22 Route 70 W
                          Cherry Hill, NJ  08002
                          Attn:  John T. Harrison, V.P.

                          With a copy to:

                          Peter W. Leibundgut, Esq.
                          Clark, Ladner, Fortenbaugh & Young
                          Woodland Falls Corporate Park
                          200 Lake Drive East - Suite 300
                          Cherry Hill, NJ  08002

      5.3.1 CHANGE OF ADDRESS. Any person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

      5.4 HEADINGS. The headings of the articles, sections, paragraphs and subdivisions of this Leasehold Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

      5.5 INVALID PROVISIONS TO AFFECT NO OTHERS. In the event that any of the covenants, agreements, terms or provisions contained herein or in the Promissory Note, the ACSI Guaranty or any Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the Promissory Note, the Loan Agreement, the ACSI Guaranty or any other Loan Document shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Mortgagor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      5.6 CHANGES AND PRIORITY OVER INTERVENING LIENS. Neither this Leasehold Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Leasehold Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

      5.7 ESTOPPEL CERTIFICATES. Within ten (10) Business Days after Mortgagee's written request, Mortgagor shall from time to time execute a certificate, in recordable form (an "Estoppel Certificate"), stating, except to the extent that it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) Mortgagor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) none of the Loan Documents have been amended, whether orally or in writing; (d) Mortgagor has no claims against Mortgagee of any kind; (e) any Power of Attorney granted to Mortgagee is in full force and effect; and (f) such other matters relating to this Leasehold Mortgage, any Loan Documents and the relationship of Mortgagor and Mortgagee as Mortgagee shall request. In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances ("a" through "f").

      5.8   GOVERNING  LAW.  This  Leasehold  Mortgage  shall  be
construed,  interpreted,  enforced  and  governed   by   and   in
accordance with the laws of the State of New Jersey without regard to its choice of law provisions.

      5.9 REQUIRED NOTICES. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following and shall immediately provide Mortgagee a copy of the notice or documents referred to: (a) receipt of notice from any Governmental Authority relating to all or any material part of the Mortgaged Property if such notice relates to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (b) receipt of any notice from any tenant leasing all or any material portion of the Mortgaged Property if such notice relates to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (c) receipt of notice from the holder of any Permitted Lien relating to a default or act, omission or circumstance which would result in a default after notice or passage of time or both; (d) the commencement of any proceedings or the entry of any judgment, decree or order materially affecting all or any portion of the Mortgaged Property or which involve the potential liability of Mortgagor or its Affiliates in an amount in excess of $250,000.00 (other than for personal injury actions and related property damage suits which have been acknowledged by the insurer to be covered by such insurance); or
(e) commencement of any judicial or administrative proceedings or the entry of any judgment, decree or order by or against or otherwise affecting Mortgagor or any Affiliate of Mortgagor, a material portion of the Mortgaged Property, or a material portion of the Personal Property, or any other action by any creditor or lessor thereof as a result of any default under the terms of any lease.

      5.10 CONTINUED PRIORITY OF LIEN. This Leasehold Mortgage, the ASCI Guaranty, the Promissory Note, the other Loan Documents, and the Obligations are subject to "modification" (as such term is defined in Chapter 353 of the Public Laws of 1985, N.J.S.A. 46:9-8.1 et seq.), and the priority of the lien of this Mortgage with respect to any and all modifications (as so defined) shall relate back to and remain as it was at time of the recording of this Mortgage (as if such modification were originally included in this Mortgage or as if the modification occurred at the time of the recording of this Mortgage), as provided in such statute.

      5.11 ATTORNEYS' FEES. Without limiting any other provision contained herein, Mortgagor agrees to pay all reasonable costs of Mortgagee incurred in connection with the enforcement of this Leasehold Mortgage or the taking of this Leasehold Mortgage as security for the performance of SBI's obligations under the Promissory Note, including without limitation all reasonable attorneys' fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

      5.12 LATE CHARGES. By accepting payment of any sum secured hereby after its due date, Mortgagee does not waive its right to collect any late charge thereon or interest thereon at the applicable interest rate on the Promissory Note, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

      5.13 COST OF ACCOUNTING. Mortgagor shall pay to Mortgagee, for and on account of the preparation and rendition of any accounting, which Mortgagor may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

      5.14 RIGHT OF ENTRY. Subject to compliance with applicable Gaming Control Acts, Mortgagee may at any reasonable time or times, upon no less than 24 hours advance notice (except in the case of an emergency), make or cause to be made entry upon and inspections of the Mortgaged Property or any part thereof in person or by agent.

      5.15 CORRECTIONS. Mortgagor shall, upon request of Mortgagee, promptly correct any defect, error or omission which may be discovered in the contents of this Leasehold Mortgage or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Mortgagee to carry out more effectively the purposes of this Leasehold Mortgage, to subject to the lien and security interest hereby created any of Mortgagor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest. In the event that there is a new Facility Lease, Mortgagor shall execute a supplemental Mortgage if requested by Mortgagee.

      5.16 STATUTE OF LIMITATIONS. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Leasehold Mortgage or any rights hereunder, is hereby waived by Mortgagor.

      5.17 SUBROGATION. Should the proceeds of the Obligations which are hereby secured, or any part thereof, or any amount paid out or advanced by Mortgagee, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior lien or encumbrance upon the Mortgaged Property, or any part thereof, then, as additional security hereunder, Mortgagee shall be subrogated to any and all rights, superior titles, liens, and equities owned or claimed by any owner or holder of said outstanding liens, charges, and indebtedness, however remote, regardless of whether said liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

      5.18 JOINT AND SEVERAL LIABILITY. All obligations of Mortgagor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Mortgagor, without, however, creating a present or other lien or charge thereon.

      5.19 CONTEXT. In this Leasehold Mortgage, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

      5.20  TIME.  Time is of the essence of each and every term,
covenant   and  condition  hereof.   Unless  otherwise  specified
herein, any reference to "days" in this Leasehold Mortgage shall be deemed to mean "calendar days."

      5.21 INTERPRETATION. As used in this Leasehold Mortgage unless the context clearly requires otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular section shall refer to the entire Leasehold Mortgage and not just to the section in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

      5.22 EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto shall be deemed a part hereof and incorporated herein by reference.

      5.23 INTEGRATION. This Leasehold Mortgage, the Exhibits hereto, the Loan Documents and any other agreement or document contemplated by the Loan Agreement or Loan Documents constitute the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof. There are no oral agreements.

      5.24 RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Leasehold Mortgage and thereafter, from time to time, shall cause this Leasehold Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor shall pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Leasehold Mortgage, any modification of or supplement to this Leasehold Mortgage or the Obligations, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Leasehold Mortgage, any modification of or supplement to this Leasehold Mortgage or the Obligations, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Leasehold Mortgage.

      5.25 CONSENTS. Whenever any provision of this Leasehold Mortgage calls for the consent of Mortgagee, such consent shall be deemed given, unless within twenty days after receiving Mortgagor's request for such consent, Mortgagee informs Mortgagor that such consent will not be forthcoming.

      5.26 USURY LAWS. This Leasehold Mortgage and the Promissory Note are subject to the express limitations that at no time shall Mortgagor be obligated or required to pay interest on the Promissory Note at a rate which could subject the holder of the Promissory Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagee is permitted by applicable law (Federal or State, whichever is more favorable to Mortgagee) to collect or receive. If by the terms of this Leasehold Mortgage or the ACSI Promissory Note, Mortgagor is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deeded to have been payments in reduction of the principal balance of the Promissory Note.

      5.27 GAMING CONTROL ACTS. Mortgagee acknowledges that every provision of the Leasehold Mortgage and the other Loan Documents is subject to and may be limited, restricted or invalidated by Gaming Control Act(s), including the Act, notwithstanding anything to the contrary contained or not contained in this Leasehold Mortgage or the other Loan Documents.


                        ARTICLE SIX

                     POWER OF ATTORNEY


      6.1 GRANT OF POWER. Mortgagor irrevocably appoints Mortgagee and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default following the expiration of any applicable cure or grace period to act, subject to all applicable Gaming Control Acts, for Mortgagor in its name, place and stead as hereinafter provided:

      6.2 POSSESSION AND COMPLETION. To take possession of the Land and Atlantic City Showboat, remove all employees, contractors and agents of Mortgagor therefrom and market, sell, assign or lease the Mortgaged Property and the Atlantic City Showboat.

      6.3 EMPLOYMENT OF OTHERS. To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Mortgagee, in its discretion, deems proper for the completion of the restoration of the Atlantic City Showboat, for the protection or clearance of title to Mortgaged Property, or for the protection of Mortgagee's interests with respect thereto.

      6.4 SECURITY GUARDS. To employ watchmen to protect the Land and Atlantic City Showboat from injury.

      6.5 COMPROMISE CLAIMS. To pay, settle or compromise all bills and claims then existing or thereafter arising against Mortgagor, which Mortgagee, in its discretion, deems proper for the completion of the Atlantic City Showboat, for the protection or clearance of title to the Land or Personal Property, or for the protection of Mortgagee's interests with respect thereto.

      6.6   LEGAL PROCEEDINGS.   To  prosecute  and   defend  all
actions and proceedings in connection with the Land or the Atlantic City Showboat.

      6.7 OTHER ACTS. To execute, acknowledge and deliver all other instruments and documents in the name of Mortgagor that are necessary or desirable, to exercise Mortgagor's rights under all contracts concerning the Land or the Atlantic City Showboat, including, without limitation, under any Facility Leases or Space Leases, and to do all other acts with respect to the Land or Atlantic City Showboat that Mortgagor might do on its own behalf, as Mortgagee, in its reasonable discretion, deems proper.

      MORTGAGOR HEREBY ACKNOWLEDGES RECEIPT, WITHOUT CHARGE, OF A
TRUE COPY OF THIS MORTGAGE.

      IN  WITNESS WHEREOF, Mortgagor has executed this  Leasehold
Mortgage, Assignment of Rents and Security Agreement the day and year first above written.

ATLANTIC CITY SHOWBOAT, INC.
a New Jersey corporation,
as Mortgagor


By: /s/ Herbert R. Wolfe
Name: Herbert R. Wolfe
Title: President/CEO


Attest:

By: /s/ Luther Anderson
Name: Luther Anderson
Title: Asst. Secretary, Atlantic City Showboat, Inc.

STATE OF NEVADA  )
                 ) ss.
COUNTY  OF  CLARK)



      On this 14th day of July, 1995, before me, the undersigned, personally appeared Herbert R. Wolfe, the President/CEO of Atlantic City Showboat, Inc. who, I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, sealed with the corporate seal, and delivered the same in (his/her) capacity as such officer ad that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.

                                   /s/ Denise L. Perrone
                                   Notary Public

                           EXHIBIT "A"

          FORM OF DISBURSEMENT REQUEST AND CERTIFICATE

                             [DATE]

ATTENTION___________________________

RE:  DISBURSEMENT REQUEST OF $_____________

GENTLEMEN:

      PURSUANT TO SECTION 1.5 (A)(3)(B) OF THAT CERTAIN DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT DATED AS OF JULY 14, 1995, MADE BY SHOWBOAT, INC., A NEVADA CORPORATION ("TRUSTOR") IN FAVOR OF NATWEST BANK, N.A., TRUSTOR, REQUESTS THAT A DISBURSEMENT OF $____________________________ (THE
"DISBURSEMENT") BE MADE TO ACCOUNT NO. ______________________ AT ________________________BANK (THE "SEGREGATED ACCOUNT"), FOR USE BY TRUSTOR IN CONNECTION WITH THE CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING AFFORDED THEM UNDER THE DEED OF TRUST. IN CONNECTION WITH THE REQUESTED DISBURSEMENT, THE PARTIES SIGNING BELOW HEREBY REPRESENT, WARRANT AND CERTIFY AS FOLLOWS:

      1.   THE DISBURSEMENT WILL BE APPLIED TO THE FOLLOWING LINE
ITEMS IN THE BUDGET IN THE FOLLOWING AMOUNT:

           DESCRIPTION                        AMOUNT

           ___________________________        __________________

           ___________________________        __________________

           ___________________________        __________________

           ___________________________        __________________

           ___________________________        __________________

      FOLLOWING DISBURSEMENT OF THE FUNDS REQUESTED PURSUANT TO THIS DISBURSEMENT REQUEST, THE BALANCE OF THE SEGREGATED ACCOUNT WILL NOT EXCEED $100,000 HEREUNDER. ALL FUNDS HERETOFORE DISBURSED FROM THE SEGREGATED ACCOUNT HAVE BEEN USED ONLY TO PAY EXPENSES DESCRIBED IN PREVIOUS DISBURSEMENT REQUESTS.

      2. THE AMOUNT REQUESTED HEREUNDER RELATES ONLY TO AMOUNTS THAT HAVE BEEN PAID TO MATERIALMEN, ENGINEERS, ARCHITECTS, CONTRACTORS, AND SUBCONTRACTORS FOR WORK THAT IS PART OF THE RESTORATION OF THE TRUST ESTATE. THE CONSTRUCTION PERFORMED AS OF THE DATE HEREOF IS IN ACCORDANCE WITH THE PLANS AND ALL LEGAL REQUIREMENTS FOR RESTORATION OF THE TRUST ESTATE AND THE DISBURSEMENT IS APPROPRIATE IN LIGHT OF THE PERCENTAGE OF CONSTRUCTION COMPLETED AND THE AMOUNT OF STORED MATERIALS.

      3. APPROPRIATE EVIDENCE OF LIEN RELEASES OR TITLE INSURANCE ENDORSEMENTS HAVE BEEN RECEIVED FOR ALL WORK, MATERIALS AND/OR SERVICES PERFORMED AND/OR DELIVERED IN CONNECTION WITH THE VARIOUS COMPONENTS OF THE RESTORATION OF THE DEED OF TRUST PREMISES. THE TITLE ENDORSEMENTS REQUIRED BY SECTION 1.5(A)(3)(B) OF THE DEED OF TRUST ARE ATTACHED HERETO.

      4.   THE   BUDGET  IN  EFFECT  ACCURATELY  SETS  FORTH  THE
ANTICIPATED COSTS OF RESTORING THE TRUST ESTATE, AND THERE ARE SUFFICIENT FUNDS AVAILABLE FROM INSURANCE PROCEEDS, CONDEMNATION PROCEEDS AND ADDITIONAL AMOUNTS PAID BY TRUSTOR TO BENEFICIARY IN ACCORDANCE WITH SECTION 1.5(A)(3)(D) OF THE DEED OF TRUST TO COMPLETE THE VARIOUS COMPONENTS OF THE RESTORATION OF THE DEED OF TRUST PREMISES WITHIN THE LINE ITEM ALLOCATIONS ESTABLISHED FOR THOSE COMPONENTS CONTAINED IN THE BUDGET.

      5.   THERE IS  NO  EVENT OF DEFAULT UNDER THE DEED OF TRUST
OR  INDENTURE  OR  ANY  EVENT, OMISSION OR FAILURE OF A CONDITION
WHICH  WOULD  CONSTITUTE  AN EVENT OF  DEFAULT UNDER  THE DEED OF
TRUST  OR INDENTURE AFTER NOTICE OR LAPSE OF TIME OR BOTH.

      6.   NO  CIRCUMSTANCES  HAVE OCCURRED WHICH  WOULD  PROVIDE
BENEFICIARY WITH ANY DEFENSES AGAINST ENFORCEMENT OF THE DEED  OF
TRUST.

     THE FOREGOING REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS
ARE  TRUE AND CORRECT AND BENEFICIARY IS ENTITLED TO RELY ON  THE
FOREGOING IN AUTHORIZING AND MAKING THE DISBURSEMENT.

                             SHOWBOAT, INC., A NEVADA CORPORATION


                             BY:________________________________

                             NAME:______________________________

                             TITLE:_____________________________

                             SHOWBOAT OPERATING COMPANY,
                             A NEVADA CORPORATION


                             BY:________________________________

                             NAME:______________________________

                             TITLE:_____________________________

                          SCHEDULE "A"

DESCRIPTION OF THE LAND

PREMISES A

ALL THAT CERTAIN lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

Beginning at a point in the southerly line of Pacific Avenue (50.00 feet wide), South 62 degrees, 32 minutes, 00 seconds West,
266.00 feet from the westerly line of New Jersey Avenue (50.00 feet wide), said beginning point being in the division line between Lots 140 and 144.05 in Block 13 as shown on the Atlantic City Tax Map, and extending from said beginning point; thence

1. South 27 degrees, 38 minutes, 00 seconds East, in and along said division line, parallel with New Jersey Avenue, 1432.20 feet to the Interior or Inland Line of the Public Park;
     thence

2. Southwestwardly in and along same in the arc of a circle curving to the right having a radius of 1102.57 feet, the arc length of 8.94 feet to a point of tangent; thence

3. Continuing in and along same, South 59 degrees, 24 minutes, 40 seconds West, 308.53 feet to the easterly line of Lot
     128.03; thence

4. North 27 degrees, 28 minutes, 00 seconds West in and along same, parallel with New Jersey Avenue, 1369.53 feet to a point in the southerly line of Lot 130; thence

5.   North 62 degrees, 32 minutes, 00 seconds East, parallel with
     Pacific Avenue, 25.00 feet to a point in the easterly line of Lot 129.02; thence

6. North 27 degrees, 28 minutes, 00 seconds West, in and along same, parallel with New Jersey Avenue, 80.00 feet to the southerly line of Pacific Avenue, said point being North 62 degrees, 32 minutes, 00 seconds East, 577.00 feet from the easterly line of Virginia Avenue (80.00 feet wide); thence

7. North 62 degrees, 32 minutes, 00 seconds East in and along the southerly line of Pacific Avenue, 292.00 feet to the point and place of beginning.

TOGETHER WITH the following non-exclusive easements:

1. A non-exclusive easement for the construction, repair, maintenance and use of the Common Facilities (as defined in the Ground Lease).

2. A non-exclusive easement over, upon and across the Pedestrian Passageway (as defined in the Ground Lease), together with the 17-Foot Egressway, the Service Road and the Service Road Extension (as such terms are defined in the Ground Lease), as shown on a survey made by Arthur W. Ponzio Co. and Associates, Inc. dated December 30, 1986 and being more particularly described as Parcels A, B and C, respectively, attached hereto.

SUBJECT to a portion of the fifty-foot wide service easement lying within the Land and more particularly described as Parcel D attached hereto.

BEING  Block  13, Lot 140, Tax Map of the City of Atlantic  City,
New Jersey.

PARCEL A

DESCRIPTION OF THE SEVENTEEN-FOOT WIDE EGRESSWAY AT GRADE BETWEEN
THE SERVICE ROAD AND THE BOARDWALK.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 535.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 582.45 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degrees 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of
     17.03 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 583.38 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL B

DESCRIPTION OF THE FIFTY-FOOT WIDE SERVICE ROAD

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the southerly side of Pacific Avenue (60 feet wide), said point being distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 86.00 feet; thence

2.   South  07 degrees 48 minutes 46 seconds East, a distance  of
     74.33 feet; thence

3.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 712.00 feet, to a point distant 868.00 feet south of the southerly line of Pacific
     Avenue when measured at right angles thereto; thence

4.   South  62 degrees 32 minutes 00 seconds West, parallel  with
     Pacific Avenue, a distance of 50.00 feet; thence

5.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 720.66 feet; thence

6.   North  07 degrees 48 minutes 46 seconds West, a distance  of
     74.33 feet; thence

7.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 77.34 feet to the southerly line of Pacific Avenue; thence

8.   North  62  degrees 32 minutes 00 seconds East, in and  along the  southerly line of Pacific Avenue, a distance  of  50.00 feet to the point and place of BEGINNING.

PARCEL C

DESCRIPTION  OF  THE SEVENTEEN-FOOT WIDE FIRE  LANE  BETWEEN  THE
SERVICE ROAD AND THE BOARDWALK.

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 552.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 581.53 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degrees 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of
     17.03 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 582.45 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL D

DESCRIPTION  FOR THE EASEMENT FOR THAT PORTION OF THE  FIFTY-FOOT
WIDE SERVICE ROAD LYING WITHIN THE SHOWBOAT LANDS.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 80.00 feet south of the southerly line of Pacific Avenue (60 feet wide), and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 6.00 feet; thence

2.   South  07 degrees 48 minutes 46 seconds East, a distance  of
     74.23 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 76.00 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 25.00 feet to the point and place of BEGINNING.

PREMISES B

ALL THOSE CERTAIN, lots and parcels of land lying and being in the City of Atlantic City, County of Atlantic and State of New
Jersey, being more particularly described as follows:

TRACT 1

Beginning  at the intersection of the northerly line of  Atlantic
Avenue (100 feet wide), with the easterly line of Maryland Avenue
(50 feet wide), and extending from said beginning point; thence

1. North 27 degrees, 28 minutes, 00 seconds west in and along the easterly line of Maryland Avenue, 550.00 feet to the southerly line of Arctic Avenue (60 feet wide); thence

2. North 62 degrees, 32 minutes, 00 seconds east in and along same, 230.50 feet to the westerly line of lot 7 in block
     109; thence

3. South 27 degrees, 28 minutes, 00 seconds east in and along same, 105.00 feet to the north line of lot 68; thence

4. North 62 degrees, 32 minutes, 00 seconds east in and along same, 25.00 feet to the westerly line of lot 8; thence

5. North 27 degrees, 28 minutes, 00 seconds west in and along same, 105.00 feet to the southerly line of Arctic Avenue;
     thence

6. North 62 degrees, 32 minutes, 00 seconds east in and along same, 94.50 feet to the westerly line of Delaware Avenue (82 feet wide); thence

7. South 27 degrees, 28 minutes, 00 seconds east in and along same, 400.00 feet to the northerly line of lot 62; thence

8. South 62 degrees, 32 minutes, 00 seconds west in and along same, 60.00 feet to the easterly line of lot 61; thence

9. South 27 degrees, 28 minutes, 00 seconds east in and along same, 25.00 feet to the northerly line of lot 72; thence

10. South 62 degrees, 32 minutes, 00 seconds west in and along same, 40.00 feet to the westerly line of lot 61; thence

11. North 27 degrees, 28 minutes, 00 seconds west in and along same, 25.00 feet to the southerly line of lot 80; thence

12. South 62 degrees, 32 minutes, 00 seconds west in and along same, 7.00 feet to the easterly line of lot 74; thence

13. South 27 degrees, 28 minutes, 00 seconds east in and along same, 150.00 feet to the northerly line of Atlantic Avenue;
     thence

14. South 62 degrees, 32 minutes, 00 seconds west in and along same, 243.00 feet to the point and place of beginning.

BEING  KNOWN AS LOTS 97, 98, 71, 96, 38, 39, 74, 61, 35, 34,  33,
53,  54, 31, 30, 29, 28, 27, 68, 49, 48, 82, 81, 8, 6, 5, 10, 95,
94,  84, 83, 65, 66, 11, 69, 87, 88, 89, 63, 64, 90, 91, 86,  85,
15,  16,  17, 92, 93, 19, 20, 26, 75, 76, 77, 78, 79, 80 and  the
area of a former public alley in Block 109, Atlantic City Tax Map, Atlantic City, New Jersey.

TRACT II:

BEGINNING  at the intersection of the westerly line  of  Delaware
Avenue  (82 feet wide) with the northerly line of Atlantic Avenue
(100 feet wide), and extending from said beginning point; thence

1. South 62 degrees, 32 minutes, 00 seconds west in and along the northerly line of Atlantic Avenue, 71.10 feet to the easterly line of lot 47 in block 109; thence

2.   North  27 degrees, 28 minutes, 00 seconds in and along same,
     100.00 feet to the southerly line of lot 72; thence

3. North 62 degrees, 32 minutes, 00 seconds east in and along same and continuing in and along the southerly line of lot
     62, 71.10 feet to the westerly line of Delaware Avenue;

4. South 27 degrees, 28 minutes, 00 seconds east in and along same, 100.00 feet to the point and place of beginning.

BEING known as Lot 42 in Block 109 as shown on the Atlantic  City
Tax Map, Atlantic City, New Jersey.

RECITAL:

PREMISES A

BEING the same premises that were leased by Resorts International
Inc., a Delaware Corporation to Ocean Showboat Inc., a New Jersey
Corporation dated October 26, 1983 recorded January 18,  1984  in
Deed Book 3878 page 1.

ASSIGNMENT AND ASSUMPTION OF LEASE: by Ocean Showboat Inc., a New Jersey Corporation to Atlantic City Showboat Inc., a New Jersey Corporation to Atlantic City Showboat Inc., a New Jersey Corporation dated December 3, 1984 recorded December 24, 1984 in Deed Book 4004 page 310.

AMENDMENT  TO  SHORT  FORM LEASE: between  Resorts  International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New Jersey Corporation dated January 15, 1985 recorded August 16,
1985 in Deed Book 4107 page 141.

SECOND    AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat,  Inc.,  a  New Jersey Corporation dated  July  5,  1985 recorded November 25, 1985 in Deed Book 4158 page 221.

THIRD AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey Corporation dated October 28, 1985 recorded  November
25, 1985 in Deed Book 4158 page 227.

RESTATED  THIRD  AMENDMENT  TO LEASE AGREEMENT:  between  Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated October  28,  1985 recorded February 20, 1987 in Deed Book 4406 page 17.

FOURTH    AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated December 16,  1986 recorded February 20, 1987 in Deed Book 4406 page 37.

FIFTH AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey  Corporation dated March 2, 1987 recorded  March  23,
1987 in Deed Book 4421 page 10.

SIXTH AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey Corporation dated March 13, 1987 recorded  March  23,
1987 in Deed Book 4421 page 17.

SEVENTH   AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated October  18,  1988 recorded December 19, 1988 in Deed Book 4814 page 231.

EIGHTH  AMENDMENT  TO LEASE: between Resorts  International  Inc.
(Delaware  Corp.)  and Atlantic City Showboat  Inc.  (New  Jersey
Corp.) dated May 18, 1993 recorded May 18, 1993 in Deed Book  550 page 284.

RECITAL: (As To Fee Estate)

BEING the same premises which Resorts International, Inc. of New Jersey, a New Jersey Corporation by a deed dated October 28, 1986 and recorded on December 24, 1986 in Atlantic County in Deed Book 4366 page 214 granted and conveyed unto Resorts International, Inc., a Delaware Corporation in fee.

                           SCHEDULE B

                      EXISTING ENCUMBRANCES


1. Lease by Resorts International Inc. a Delaware Corporation to Ocean Showboat Inc. a New Jersey Corporation dated
     October 26, 1983 recorded January 18, 1984 in Deed Book 3878 page 1.

     DECLARATION  OF  COMMENCEMENT  DATE  OF  LEASE:  by  Resorts
     International Inc. a Delaware Corporation and Ocean Showboat
     Inc.  a  New  Jersey  Corporation dated  December  15,  1983 recorded May 1, 1984 in Deed Book 3911 page 63.

     ASSIGNMENT AND ASSUMPTION OF LEASE: by Ocean Showboat Inc. a
     New Jersey Corporation to Atlantic City Showboat, Inc. a New
     Jersey  Corporation dated December 3, 1984 recorded December
     24, 1984 in Deed Book 4004 page 310.

     FIRST AMENDMENT TO LEASE: between Resorts International Inc.
     a  Delaware Corporation and Atlantic City Showboat,  Inc.  a
     New  Jersey  Corporation  dated January  15,  1985  recorded
     August 16, 1985 in Deed Book 4107 page 141.

     SECOND  AMENDMENT  TO  LEASE: between Resorts  International
     Inc. a Delaware Corporation and Atlantic City Showboat, Inc.
     a  New  Jersey  Corporation  dated  July  5,  1985  recorded
     November 25, 1985 in Deed Book 4158 page 221.

     THIRD AMENDMENT TO LEASE: between Resorts International Inc.
     a Delaware Corporation and Atlantic City Showboat Inc. a New
     Jersey  Corporation dated October 28, 1985 recorded November
     25, 1985 in Deed Book 4158 page 227.

     RESTATED THIRD AMENDMENT TO LEASE: between Resorts International Inc. a Delaware Corporation and Atlantic City Showboat, Inc. a New Jersey Corporation dated October 28, 1985 recorded February 20, 1987 in Deed Book 4406 page 17.

     FOURTH  AMENDMENT  TO  LEASE: between Resorts  International
     Inc.  a Delaware Corporation and Atlantic City Showboat Inc.
     a  New  Jersey Corporation dated December 16, 1986  recorded
     February 20, 1987 in deed Book 4406, page 37.

     FIFTH AMENDMENT TO LEASE: between Resorts International Inc.
     a Delaware Corporation and Atlantic City Showboat Inc. a New
     Jersey  Corporation dated March 2, 1987 recorded  March  23,
     1987 in Deed Book 4421 page 10.

     SIXTH AMENDMENT TO LEASE: between Resorts International Inc.
     a  Delaware Corporation and Atlantic City Showboat,  Inc.  a
     New  Jersey Corporation dated March 13, 1987 recorded  March
     23, 1987 in Deed Book 4421 page 17.

     SEVENTH  AMENDMENT  TO LEASE: between Resorts  International
     Inc. a Delaware Corporation and Atlantic City Showboat, Inc.
     a  New  Jersey  Corporation dated October 18, 1988  recorded
     December 19, 1988 in Deed Book 4814 page 231.

     EIGHTH  AMENDMENT  TO  LEASE: between Resorts  International
     Inc.,  a  Delaware Corporation and Atlantic  City  Showboat,
     Inc.  a  New Jersey Corporation dated May 18, 1993  recorded
     May 18, 1993 in Deed Book 5500, page 284.

2.   LEASEHOLD   MORTGAGE,  ASSIGNMENT  OF  RENTS  AND   SECURITY
     AGREEMENT: made by Atlantic City Showboat, Inc., a New Jersey Corporation to IBJ Schroder Bank & Trust Company, a New York Banking Corporation (as Trustee) dated May 18, 1993 recorded May 19, 1993 in Mortgage Book 5028 page 1; to secure $275,000,000.00.

     A. ASSIGNMENT OF RENTS AND LEASES by ACSI, Inc. to IBJ dated May 18, 1993, recorded on May 19, 1993 in
           Mortgage Book 5028, page 66.

     B.    FIRST AMENDMENT TO  LEASEHOLD  MORTGAGE, ASSIGNMENT OF
           RENTS  AND  SECURITY  AGREEMENT:  dated July  9,  1993
           recorded July 28, 1993 in Mortgage Book 5095 page 209.

     C. SECOND AMENDMENT to the Leasehold Mortgage, Assignment of Rents and Security Agreement between Atlantic City Showboat, Inc. and Showboat, Inc., dated as of July 6, 1995 and intended to be forthwith recorded in the Atlantic County Clerk's Office.

3.   LEASEHOLD   MORTGAGE  ASSIGNMENT  OF  RENTS   AND   SECURITY
     AGREEMENT: made by Atlantic City Showboat, Inc., a New Jersey Corporation to Showboat, Inc., a Nevada Corporation dated May 18, 1993 recorded May 19, 1993 in Mortgage Book 5028 page 79; to secure $215,000,000.00.

     A.    ASSIGNMENT  OF  RENTS  AND  LEASES:  by Atlantic  City
           Showboat, Inc., a New Jersey Corporation to  Showboat,
           Inc., a Nevada Corporation dated May 18, 1993 recorded
           May 19, 1993 in Mortgage Book 5028 page 144.

     B. ISSUER COLLATERAL ASSIGNMENT: by Showboat, Inc., a Nevada Corporation to IBJ Schroder Bank & Trust Company, a New York banking corporation dated May 18, 1993 recorded May 19, 1993 in Assignment Book 624 page 195.

     C.    FIRST   AMENDMENT    TO    THE    LEASEHOLD  MORTGAGE,
           ASSIGNMENT OF RENTS AND SECURITY AGREEMENT: dated July
           9, 1993  recorded July 28, 1993 in Mortgage Book  5095
           page 226.

     D. SECOND AMENDMENT to the Leasehold Mortgage, Assignment of Rents and Security Agreement between Atlantic City Showboat, Inc. and IBJ Schroder Bank & Trust Company as Trustee, dated as of July 6, 1995 and intended to be forthwith recorded in the Atlantic County Clerk's Office.

4.   FINANCING STATEMENT: Atlantic City Showboat Inc. (New Jersey
     Corp.) Debtor to IBJ Schroder Bank & Trust Company, as trustee Secured Party filed May 19, 1993 #13205.

     A.   Amended July 21, 1993 #13685

5.   FINANCING STATEMENT: Atlantic City Showboat Inc. (New Jersey
     Corp.) Debtor filed May 19, 1993 #13206.

     A.   Amended July 21, 1993 #13686

6.   FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor  to
     Bell Atlantic Tri-Con Leasing filed June 11, 1993 #13362.

7.   FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor  to
     Bell-Atlantic  Tri-Con  Leasing  filed  December  13,   1993
     #14556.

8.   FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell-Atlantic  Tri-Con  Leasing  filed  December  13,   1993
     #14557.

9.   FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell  Atlantic  Tri-Con  Leasing  filed  December  13,  1993
     #14558.

10.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Citi-Lease filed August 2, 1991 #1410565.

11.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed June 16, 1993 #1515591.

12.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed June 17, 1993 #1515700.

13.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed February 15, 1994 #1554169.

14.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed February 15, 1994 #1554172.

15.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed February 15, 1994 #1554175.

16.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con filed February 11, 1991 #1383827.

17.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Cannon  Financial  Services, Inc.  dated  December  8,  1994
     #1607251.

18.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     IBJ dated May 25, 1993 #1511984.

19.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     IBJ dated May 25, 1993 #1511986.

20.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     [?] dated [?] #1430675.

21.  FINANCING STATEMENT: Atlantic City Showboat Inc., Debtor, to
     Bell Atlantic Tri-Con Leasing filed June 25, 1993 #13459.

22.  AGREEMENT  AS TO ASSUMPTION OF OBLIGATIONS WITH  RESPECT  TO
     PROPERTIES: between Atlantic City Showboat Inc., a New Jersey Corporation, Trump Taj Mahal Associates Limited Partnership, a New Jersey Limited Partnership, Trump Taj Mahal Realty Corp., a New Jersey Corporation and Resorts International Inc., a Delaware Corporation dated September 21, 1988 and recorded November 17, 1988 in Deed Book 4795 page 243. (Lot 140)

23.  AGREEMENT  AS TO ASSUMPTION OF OBLIGATIONS WITH  RESPECT  TO
     PROPERTIES: between Atlantic City Showboat, Inc., a New Jersey Corporation, Trump Taj Mahal Associates Limited Partnership, a New Jersey Limited Partnership, Trump Taj Mahal Realty Corp., a New Jersey Corporation, and Resorts International Inc. a Delaware Corporation dated September 21, 1988 recorded March 14, 1989 in Deed Book 4863 page 5. (Lot 140)

24. Restrictions, covenants, agreements, and easements contained in Deed Book 2436 page 110; Misc. Book 12 page 242; and
     Misc. Book 12 page 377. (Lot 140)

25. Restrictions, covenants, agreements and easements, contained in Deed Book 3978 page 219, Certification in Deed Book 4524 page 192 as modified in Deed Book 4646 page 166 and in Deed Book 3846 page 199 as amended by Correction and Confirmatory Deed in Deed Book 4636 page 218, and Deed Book 4016 page 70. (Lot 140)

     NOTE: Certificate of Final Completion Showboat Parcel dated March 20, 1987 recorded April 2, 1987 in Deed Book 4426, page 331. Certificate of Final Completion Service Road and Extension dated March 20, 1987 recorded April 2, 1987 in Deed Book 4426, page 335.

26.  Rights granted to the Atlantic City Electric Company in Deed
     Book 1991 page 100. (Lots 140, 144.03, 144.06 and 144.04)

27. Subject to an easement within a portion of the fifty feet wide service road lying within the insured premises and more particularly described as Parcel D of Premises A set forth in Schedule A to Commonwealth Land Title Insurance Company title insurance commitment #L950152 (third revision) dated June 30, 1995. (Lot 140)

28.  Easement  for  Service Road (50 feet wide)  (Parcel  B)  and
     Easement within Showboat Lands (Parcel D) construction and in use partially across lands and premises of adjoining owner on Northwest, (City of Atlantic City). (Lot 140)

29. Terms and conditions contained in Riparian Grants from the State of New Jersey to Benjamin Brown recorded March 28,
     1882 in Deed Book 88, page 80, and to James B.

     Reilly, recorded  August 11, 1899 in Deed Book 233, page 41.
     (Lot 140)

30. Rights of the Federal Government to take, without compensation, any land now or formerly flowed by tidal waters for the purpose of commerce and navigation and its authority to regulate and control navigation and in that connection to establish and change bulkhead and pierhead lines. (This exception is limited to the area southerly side of the 1852 high water line on the survey made by Arthur W. Ponzio dated January 8, 1985), last revised March 10, 1987. (Lot 140)

31. Declaration of Easement and Rights of Way Agreement between Atlantic City Showboat Inc. a New Jersey Corporation and Housing Authority and Redevelopment Agency of City of Atlantic City recorded in Deed Book 4814 page 215. (Lot 140)

32.  Rights  granted  to Atlantic City Electric Company  and  New
     Jersey  Bell Telephone Company in Deed Book 4903  page  245.
     (Lot 140)

33.  FEE  MORTGAGE: made by Resorts International Inc.  (Delaware
     Corp.)  to  the  Bank of New York dated September  14,  1990 recorded September 27, 1990 in Mortgage Book 4445 page  209;
     to secure $105,333,000.00

     A.   ASSIGNMENT   OF   LEASES   AND   RENTS:   by    Resorts
          International Inc. (Delaware Corp.) to the Bank of  New
          York  dated  September 14, 1990 recorded September  27,
          1990 in Deed Book 5136 page 45.

     B.   LANDLORD'S  WAIVER between Resorts International,  Inc.
          and   Maryland   National  Leasing  Corporation   dated
          September 18, 1986, recorded December 30, 1986 in  Deed
          Book 4372, page 282. (Lot 140)


                            BLOCK 109

34.  RELEASE  AND  TERMINATION: dated May 28, 1993 recorded  June
     22, 1993 in Deed Book 5515 page 124.

35. Subject to conditions set forth in Vacation Ordinance No. 82 of 1993 recorded in Vacation Book 17 page 91. (Premises B)

36.  Easement  and  right of way as set forth in Deed  Book  1140 page 196. (Affects Lot 8)

37. Rights of the City of Atlantic and the public in, over and along the westerly 3 feet of the premises as set forth in Deed Book 177 page 138 and Deed Book 402 page 106. (Affects
     Lot 61)

38.  Rights granted to the Atlantic City Electric Company  as  in
     Deed Book 3155 page 42. (Affects Lot 11)

39.  Rights granted to Atlantic City Electric and New Jersey Bell
     Telephone Company in Deed Book 5671 page 234.

40.  Rights  granted  to Atlantic City Electric Company  in  Deed
     Book 5609 page 248.

PREMISES B

Being  the same premises which Paul Harris by a deed dated  March
15,  1993 recorded March 17, 1993 in Atlantic County in Deed Book
5477 page 1 granted and conveyed unto Atlantic City Showboat Inc.
(N.J. Corp.) in fee.

BEING the same premises which the City of Atlantic City, a Municipal Corporation of the State of New Jersey by a deed dated February 28, 1994 recorded March 3, 1994 in Atlantic County in Deed Book 5616 page 145 granted and conveyed unto Atlantic City Showboat, Inc., in fee.

BEING the same premises which Paul Harris by a deed dated May 19,
1994  recorded May 27, 1994 in Atlantic County in Deed Book  5646 page 307 granted and conveyed unto Atlantic City Showboat Inc., a New Jersey Corporation in fee.

ALSO including that portion of an alleyway (off Delaware Avenue) that became vested in Atlantic City Showboat Inc. (NJ Corp.) by virtue of Vacation Ordinance No. 82 of 1993 filed on September 9,
1994 in Vacation Book 17 page 91.

  [Original on Showboat Casino Hotel Atlantic City Letterhead]

July 26, 1995


Mr. John Harrison
Vice President
NatWest Bank N.A.
22 Route 70 West
Cherry Hill, NJ 08002

RE:  NatWest to Showboat, Inc., $25,000,000.00
     Revolving Credit Facility

Dear Mr. Harrison:

In connection with the above-captioned credit facility, Atlantic City Showboat, Inc. ("ASCI") was required to grant you a mortgage lien on certain premises (the "Tower Property") in the City of Atlantic City, County of Atlantic and State of New Jersey known and designated as Lot 144.03, Block 13 on the Tax Map of the City of Atlantic City, which premises were acquired from the Housing Authority and Redevelopment Agency of the City of Atlantic City (the "Authority"). However, under and pursuant to that certain deed dated July 7, 1993, and recorded July 14, 1993 in Deed Book 5524, Page 201, ACSI is prohibited from executing and delivering a mortgage covering the Tower Property until issuance by the Authority of a Certificate of Completion under and pursuant to the terms of certain contracts between the Authority and ACSI. Litigation (captioned ATLANTIC CITY SHOWBOAT, INC. V. HOUSING AUTHORITY & URBAN REDEVELOPMENT AGENCY OF THE CITY OF ATLANTIC) is currently pending in the Superior Court of New Jersey, Atlantic County, pursuant to which ACSI is seeking, INTER ALIA to overturn an Authority resolution whereby the Authority has declared ACSI in default of the above-referenced contracts between the Authority and ACSI. The Authority contends that such declared default, if sustained, implicates reverter of the Tower Property as well as other property acquired by ACSI from the Authority (the "Undeveloped Authority Properties").

Under and pursuant to the Loan and Guaranty Agreement (the "Loan Agreement") evidencing the above-referenced credit facility, the Tower Property constitutes part of the Atlantic City Showboat as defined in the Loan Agreement, as to which property ACSI is required to execute and deliver a mortgage to you to secure ACSI's obligation under the Loan Agreement. You have confirmed that you are willing to close under the Loan Agreement notwithstanding that ACSI is unable to execute and deliver a mortgage covering the Tower Property as well as the Undeveloped Authority Properties, acquired from the Authority. In consideration thereof, the undersigned parties hereby agree as follows:

Mr. John Harrison              -2-                  July 26, 1995

1. The mortgage granted under the Loan Agreement as to the Atlantic City Showboat shall not include the Tower Property and the Undeveloped Authority Properties.

2. Simultaneous with closing under the Loan Agreement, ACSI will execute and deliver in escrow to the Lender's counsel a mortgage spreader agreement (the "Spreader Agreement") covering the Tower Property. Said instrument will be held in escrow by Lender's counsel until the litigation is resolved and a Certificate of Completion is issued by the Housing Authority. Within five (5) Business Days after issuance of a Certificate of Completion covering the Tower Property, you will deliver the Spreader Agreement to the Clerk of Atlantic County for recording. Notwithstanding the foregoing,
     NatWest acknowledges that ACSI, as part of a settlement relating to the litigation referenced above, may convey a part of the Tower Property to the Housing Authority (the "Tower Carve-out Property"). The conveyance by ACSI of the Tower Carve-out Property shall consist of unimproved land and shall not adversely affect the use and occupancy of the remaining Tower Property which shall contain all of the improvements presently part of the Tower Property (the "Remaining Tower Property") or other Mortgaged Property. It is further contemplated that the Remaining Tower Property may be augmented by a conveyance by the Housing Authority of real property contiguous to the Remaining Tower Property. In the event of such conveyance by ACSI, the legal description appended to the Spreader Agreement shall be revised and a revised legal description of the Remaining Tower Property, prepared by a licensed New Jersey surveyor, shall be substituted therefor. Additionally, ACSI shall deliver to NatWest a revised survey depicting the Remaining Tower Property.

3. Upon recording of the Spreader Agreement, ACSI will execute and deliver such other and further instruments as shall be necessary or appropriate to grant to the Lender a first mortgage lien on the Tower Property as required by the Loan Agreement, in PARI PASSU with the lien of the Indenture Trustee.

4. From time to time and upon request, we shall keep you apprised of the status of the litigation and provide you with copies of pleadings and other significant documents in connection therewith.

5. Upon issuance of a Certificate of Completion covering any of the Undeveloped Authority Property, ACSI will execute and deliver to you a Mortgage Spreader Agreement substantially in the form of the Spreader Agreement granting to you a first mortgage lien on such property IN PARI PASSU with the lien of the Indenture Trustee.

6.   In   the  event  we  receive  an  adverse  decision  in  the
     litigation, paragraph 7 of the Loan Agreement shall govern.

7. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

Thank you for your cooperation.

Mr. John  Harrison             -3-                  July 26, 1995


Very truly yours,

ATLANTIC CITY SHOWBOAT, INC.


By:  /s/ Kathleen Caracciolo
     Kathleen Caracciolo
     Vice President Finance

THE UNDERSIGNED HEREBY
AGREE TO THE TERMS HEREOF:

BORROWER:
SHOWBOAT, INC.

By:  /s/ R. Craig Bird
     Name: R. Craig Bird
     Title: V/P Finance and Administration
     Address:  2800 Freemont Street
               Las Vegas, NV 89104

GUARANTORS:
SHOWBOAT OPERATING COMPANY

By:  /s/ Leann Schneider
     Name: Leann Schneider
     Title: Treasurer
     Address:  2800 Freemont Street
               Las Vegas, NV 89104

OCEAN SHOWBOAT, INC.

By:  /s/ R. Craig Bird
     Name:
     Title: Vice President Finance and Adm
     Address:  801 Boardwalk
               Atlantic City, NJ 08401

Mr. John  Harrison             -4-                  July 26, 1995


ATLANTIC CITY SHOWBOAT, INC.

By:  /s/ Kathleen Caracciolo
     Name: Kathleen Caracciolo
     Title: Vice President Finance
     Address:  801 Boardwalk
               Atlantic City, NJ 08401

LENDER:
NATWEST BANK, N.A.

By:  /s/ John Harrison
     Name: John Harrison
     Title: Vice President
     Address:  1300 Atlantic Avenue
               Mezzanine Level
               Atlantic City, NJ 08401

                           ADDENDUM #1
          (attached to and forming a part of the Letter
             dated July 26, 1995, from Atlantic City
              Showboat, Inc. to NatWest Bank, N.A.)

      8. This will confirm that, notwithstanding that the Lender is not now receiving a mortgage on the Tower Property and the Undeveloped Authority Properties, the Lender is, however, receiving and ACSI is granting to Lender, under the terms set forth in the Leasehold Mortgage, a security interest in any Collateral (as defined in the Leasehold Mortgage) which is located on or used in connection with the Tower Property and the Undeveloped Authority Properties, provide said Collateral does not constitute real estate, and the Leasehold Mortgage shall be deemed to be amended hereby to said effect.

      9.  The  Letter  dated  July 26, 1995, together  with  this
          Addendum #1 thereto, shall be attached to and form a part of the Loan Agreement and the Leasehold Mortgage.

THE UNDERSIGNED HEREBY AGREE TO THE TERMS HEREOF:

BORROWER:                         GUARANTORS:
SHOWBOAT, INC.                    SHOWBOAT OPERATING COMPANY

By: /s/  R. Craig Bird            By: /s/ Leann Schneider
    R. Craig Bird, Exec. V.P.         Leann Schneider, Treasurer
    Finance & Adm.                    2800 Fremont Street
    2800 Fremont Street               Las Vegas, NV 89104
    Las Vegas, NV  89104

LENDER:                           ATLANTIC CITY SHOWBOAT, INC.
NATWEST BANK, N.A.
                                  By: /s/ Kathleen Caracciolo
By: /s/ John T. Harrison              Kathleen Caracciolo, V.P.
    John T. Harrison                    Finance
    Vice President                    801 Boardwalk
    1300 Atlantic Avenue              Atlantic City, NJ 08401
    Atlantic city, NJ 08401
                                  OCEAN SHOWBOAT, INC.

                                  By: /s/ R. Craig Bird
                                      R. Craig Bird, V.P.
                                      Financial Administration
                                      801 Boardwalk
                                      Atlantic City, NJ 08401

Record and return to:

Peter W. Leibundgut, Esquire
Clark, Ladner, Fortenbaugh & Young
Woodland Falls Corporate Park
200 Lake Drive East
Cherry Hill, NJ  08002

          IN PARI PASSU ASSIGNMENT OF LEASES AND RENTS

      THIS ASSIGNMENT OF LEASES AND RENTS (the "Assignment") is dated as of July 14, 1995 by ATLANTIC CITY SHOWBOAT, INC., a New
Jersey corporation ("Assignor"), in favor of NATWEST BANK, N.A a national banking association ("Assignee").

                            RECITALS

      WHEREAS, under that certain Loan and Guaranty Agreement dated as of July 14, 1995 (as it may be amended from time to time, the "Loan Agreement"), among Assignee as lender ("Lender"), Showboat, Inc., a Nevada corporation as borrower ("Borrower" or "SBI") and Assignor, Ocean Showboat, Inc., a New Jersey corporation ("0SI"), and Showboat Operating Company, a Nevada corporation, as guarantors, Borrower will issue to Assignee a $25,000,000.00 principal amount Revolving Note as may be amended pursuant to the Loan Agreement (the "Promissory Note").

      WHEREAS, Assignor is the lessee under that certain Lease Agreement (the "Resorts Lease") dated as of October 26, 1983 between Resorts International, Inc. ("Resorts") and OSI, recorded January 18, 1984 in Deed Book 3878, page 1, as assigned to Assignor pursuant to that certain Assignment and Assumption of Lease made December 3, 1984 between OSI and Assignor, recorded December 24, 1984 in Deed Book 4004, page 310, and as amended by
(i) that certain First Amendment to Lease Agreement dated as of January 15, 1985 between Resorts and Assignor, recorded August 16, 1985 in Deed Book 4107, page 141; (ii) that certain Second Amendment to Lease Agreement dated as of July 5, 1985 between Resorts and Assignor, recorded November 25, 1985 in Deed Book 4158, page 221; (iii) that certain Third Amendment to Lease Agreement dated as of October 28, 1985 between Resorts and Assignor, recorded November 25, 1985 in Deed Book 4158 page 227;
(iv) that certain Restated Third Amendment to Lease Agreement dated as of August 28, 1986 between Resorts and Assignor, recorded February 20, 1987 in Deed Book 4406 page 17; (v) the certain Fourth Amendment to Lease Agreement dated as of December 16, 1986 between Resorts and Assignor, recorded February 20, 1987 in Deed Book 4406, page 37; (vi) that certain Fifth Amendment to Lease Agreement dated as of March 2, 1987 between Resorts and Assignor, recorded March 23, 1987 in Deed Book 4421, page 10;
(vii)
that certain Sixth Amendment to Lease Agreement dated as of March 13, 1987 between Resorts and Assignor, recorded March 23, 1987 in Deed Book 4421, page 17; (viii) that certain Seventh Amendment to Lease Agreement dated as of October 18, 1988 between Resorts and Assignor, recorded December 19, 1988 in Deed Book 4814, page 231; and (ix) that certain Eighth Amendment to Lease Agreement dated as of May 18, 1993 between Resorts and Assignor, recorded May 18, 1993 in Deed Book 5500 page 284. The Resorts Lease covers, among other things, that certain real property located in Atlantic City, New Jersey, more particularly described in Schedule "A" attached hereto (the "Land").

      WHEREAS, Assignee has agreed to loan $25,000,000.00 of the proceeds of the Promissory Note to SBI (the "SBI Loan"). Assignor has agreed to execute certain additional documents to evidence and secure the SBI Loan, including, without limitation, (1) that certain Leasehold Mortgage, Assignment of Rents and Security Agreement (the "Mortgage") made by Assignor in favor of Assignee, dated as of even date herewith, encumbering, among other things, all of Assignor's interests in and to the Resorts Lease; and (2) this Assignment. The Promissory Note, the Mortgage, this Assignment and all other documents now or hereafter evidencing, guaranteeing or securing the SBI Loan shall be referred to collectively herein as the "Loan Documents." All amounts owing to Assignee under the Promissory Note shall be referred to collectively herein as the "Debt." Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement and Promissory Note.

      WHEREAS, Assignor has previously assigned all of its right, title and interest in the Resorts Lease to SBI which assignment was recorded on May 19, 1993, in Mortgage Book 5028, page 144. SBI then collaterally assigned, with Assignor's consent, all of its rights, title and interest in said assignment to IBJ Schroder Bank & Trust Company ("Trustee") which assignment was recorded on May 19, 1993 in Assignment of Mortgage Book 624, page 195. Said collateral assignment was given in order to induce the issuance of $275,000,000.00 9-1/4% First Mortgage Bonds under a certain Indenture, which Indenture provides for additional secured lending on a PARI PASSU basis with the Trustee.

      WHEREAS, to induce Assignee to make the SBI Loan and to secure its guaranty thereof, and subject to (i) the terms of an intercreditor agreement between Assignee and Trustee of even date herewith (the "Intercreditor Agreement") and (ii) the provisions of the New Jersey Casino Control Act, as amended from time to time and the regulations promulgated thereunder from time to time (collectively, the "Act"), Assignor wishes to assign, pledge and encumber, as security for the Debt, all of Assignor's right, title and interest in and to any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Land and the improvements now or in the future located or constructed thereon (the "Improvements") that Assignor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Land or Improvements and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Land to extract or remove natural resources of any kind (together with all amendments, extensions, and renewals of the foregoing and all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Land, the Improvements or any part hereof, the "Space Leases").


                           AGREEMENT

      NOW THEREFORE, in consideration of Assignee making the  SBI
Loan and to secure its guaranty thereof, Assignor hereby agrees as follows:

      ASSIGNOR  hereby assigns, grants and transfers to  Assignee
Assignor's entire interest in and to all Space Leases;

      TOGETHER WITH the immediate and continuing right to collect and receive all of the rents, income, issues and profits arising from the Space Leases or otherwise from the use or occupancy of the Land and the Improvements, now or hereafter due (herein called collectively the "Rents"), including (without limitation) base rents, minimum rents, additional rents, percentage rents; charges for parking, maintenance, taxes and insurance; deficiency rents for damages following default; the premium payable by any lessee upon the exercise of a cancellation privilege originally provided in any Space Leases; all proceeds payable under any policy of insurance covering loss of rent resulting from any destruction or damage to the Land and the Improvements; and all other rights and claims of any kind which Assignor may have against any lessee or any other occupant of the Land and the Improvements in respect of the Land and the Improvements.

      SUBJECT,  however,  to   the  terms  of  the  Intercreditor
Agreement and the provisions of the Act.

      THIS ASSIGNMENT is an absolute, unconditional and present assignment by Assignor to Assignee of the Leases and Rents, and not merely the passing of a security interest. Upon the execution and delivery of this Assignment, title to the Rents shall vest in Assignee, and no further act shall be required to effectuate such conveyance.

      THIS ASSIGNMENT is made on the following terms, covenants and conditions:

      l. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants, as to the Leases now existing, that except for the assignments to SBI, as subsequently collaterally assigned to Trustee, and the Lender, (a) Assignor is the sole owner of the entire lessor's interest in the Space Leases; (b) the Space Leases are valid and enforceable and have not been altered or amended in any manner whatsoever, except for such amendments as have been delivered to Assignee; (c) except as provided herein, none of the Rents has been assigned or otherwise pledged or hypothecated; (d) none of the Rents has been collected for more than one (1) month in advance; (e) the premises demised under the Space Leases have been completed and the tenants under the Space Leases have accepted the same and have taken possession of the same on a rent-paying basis; (f) there exists no offset or defense to the payment of any portion of the Rents; and (g) Assignor has the power to execute and deliver, and hereby does voluntarily execute and deliver, this Assignment.

      2. CERTAIN COVENANTS. Assignor shall perform and observe all the covenants contained in the Mortgage relating to the Space
Leases and the Rents.

      3. LICENSE TO COLLECT. This Assignment constitutes a present, absolute assignment of the Space Leases and the Rents. Nevertheless, subject to the terms of this Section 3, Assignee grants to Assignor a revocable license to collect (but not prior to accrual) the Rents. After an Event of Default, Assignor shall hold the Rents in trust for Assignee for the payment of such sums. Upon or at any time after an Event of Default (as such term is defined in the Mortgage) and the expiration of any applicable cure or grace period, the license granted to Assignor herein shall be, at the election of Assignee, automatically revoked.

      4. REMEDIES OF ASSIGNEE. Subject to compliance with applicable Gaming Control Acts and the Intercreditor Agreement, upon or at any time after an Event of Default and the expiration of any applicable cure or grace period, Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take any or all of the following actions:

           (a) revoke the license granted in the immediately preceding Section of this Assignment;

           (b) take possession of the Land and the Improvements and have, hold, manage, lease and operate the Land and the Improvements on such terms and for such period of time as Assignee may deem proper, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee;

           (c) either with or without taking possession of the Land and the Improvements, in its own name, demand, sue for and otherwise collect and receive all Rents, including those past due and unpaid, and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (i) all expenses of managing and securing the Land and the Improvements, including (without limitation) the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable, and all reasonable expenses of operating and maintaining the Land and the Improvements, including (without limitation) all taxes, charges, claims, assessments, water charges, sewer rents ,and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all reasonable expenses incident to taking and retaining possession of the Land and the Improvements; and (ii) the Debt, including (without limitation) all costs and reasonable attorneys' fees.

      In addition to the rights which Assignee may have herein and subject to the Intercreditor Agreement upon the occurrence of an Event of Default and the expiration of any applicable cure or grace period, Assignee, at its option, either may require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Land and the Improvements as may be in possession of Assignor, or may require Assignor to vacate and surrender possession of the Land and the Improvements to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise.

      For purposes of this Section 4, Assignor grants to Assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Land and the Improvements. The exercise by Assignee of the remedies granted it in this Section 4 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default.

      5. NO LIABILITY OF ASSIGNEE. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Land and the Improvements after an Event of Default and the expiration of any applicable cure or grace period or from any other act or omission of Assignee in managing the Land and the Improvements after an Event of Default and the expiration of any applicable cure or grace period, unless such loss is caused by the willful misconduct, gross negligence or bad faith of Assignee. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Space Leases or under or by reason of this Assignment. Without limiting the generality of the immediately preceding sentence, Assignee shall not be bound by or liable under any covenant of quiet enjoyment contained in any Space Lease in the event that the lessee thereunder is joined as a party defendant in any action to foreclose the Mortgage and is barred and foreclosed thereby of its interest in the Land and the Improvements. Except for the gross negligence, willful misconduct or bad faith of Assignee, Assignor shall indemnify Assignee and hold Assignee harmless from and against any and all liability, loss or damage which may or might be incurred under the Space Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, loss or damage, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, together with interest thereon at the interest rate on the SBI Promissory Note, shall be secured hereby and by the Mortgage,and Assignor shall pay Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare the Note and all other sums secured by the Mortgage immediately due and payable. Except for the gross negligence, willful misconduct or bad faith of Assignee, this Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Land and the Improvements upon Assignee, nor for the carrying out of any of the terms and conditions of the leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Land and the Improvements by the tenants or any other parties, or for any dangerous or defective condition of the Land and the Improvements, including without limitation the presence of any Hazardous Materials (as
defined  in  the  Mortgage),  or  for  any  negligence   in   the
management, upkeep, repair or control of the Land and the Improvements resulting in loss or injury or death to any tenant, licensee, employee or stranger.

      6. NOTICE TO LESSEES. Upon an uncured event of default, Assignor hereby irrevocably authorizes and directs the lessees and other occupants under the Space Leases, upon receipt from Assignee of an express written notice, to pay over to Assignee all Rents and to continue so to do until otherwise notified by Assignee. Assignor agrees that lessees shall have the right to rely upon any such notice from Assignee, and that lessees shall pay the Rents to Assignee without any obligation and without any right to inquire as to whether an Event of Default has occurred, notwithstanding any claim of Assignor to the contrary. Assignor shall have no claim against lessees for any Rents paid by them to Assignee.

      7. FUTURE SPACE LEASES. This Assignment is and shall be automatically effective as to each and every Space Lease entered into after the date hereof, without any necessity of any further or supplemental assignment.

      8. RELEASE OF SECURITY. Assignee may take or release security for the payment of the Promissory Note, may release any party primarily or secondarily liable therefor and may apply any security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

      9. OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under any of the Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

      10. NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual possession of the Land and the Improvements by Assignee. In the exercise of the powers herein granted to Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

      11. CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail.

      12. NO ORAL CHANGES. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      13.  NO IMPAIRMENT

           (a) The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment.

           (b) Assignor shall not be relieved of Assignor's obligations hereunder or in respect of the Debt by reason of any or all of the following:

                 (i) the failure of Assignee to comply with any request of Assignor or any guarantor to take any action to realize upon this Assignment or otherwise enforce any of the provisions hereof or of the Debt; or

                 (ii) the release, regardless of consideration, of the whole or any part of the Land and the Improvements or any other security for the SBI Promissory Note, or of any person liable for the First Mortgage Bonds or any portion thereof; or

                 (iii) any agreement or stipulation by Assignee with Assignor or (without any necessity of notice to or consent by Assignor) with any subsequent owner of the Land and the Improvements, extending the time of payment or otherwise modifying or supplementing the terms of the Debt, this Assignment or of any instrument or agreement executed in connection herewith;

any  and  all  of  which  may be done  by  Assignee  without  any
necessity  of  notice  to  or  consent  by  the  holder  of   any
subordinate lien or encumbrance or any other person, and without in any manner impairing this Assignment of its priority.

           (c) Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect.

           (d) Assignee may take action to recover the Debt, or any portion thereof, without prejudice to the right of Assignee thereafter to enforce this Assignment.

           (e) No omission on the part of Assignee to name any tenant as a defendant in any foreclosure proceeding shall impair in any way whatsoever the entitlement of Assignee to a deficiency judgment or diminish the amount of the deficiency.

           (f) Acceptance of any payment after the occurrence of any default or Event of Default shall not be deemed a waiver or cure of such default or Event of Default and shall not impair any acceleration of the maturity of the Debt or any other right or remedy to enforce the Debt or this Assignment. Acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

           (g) The rights of Assignee under this Assignment and under the Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision hereof or thereof to the exclusion of any other provision. Assignee shall not be limited exclusively to the rights and remedies herein or therein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      14. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

      15. GOVERNING LAW. This Assignment shall be construed and enforced in accordance with the laws of the state of New Jersey.

      16. TERMINATION OF ASSIGNMENT. This Assignment shall continue to be effective until payment in full of the Debt and the delivery and recording of a satisfaction or discharge of the Mortgage duly executed by Assignee, whereupon this Assignment shall be terminated. The affidavit, certificate, letter or statement of any officer of Assignee showing any part of the Debt to remain unpaid shall, absent manifest error, constitute conclusive evidence of the continuing effectiveness of this Assignment, and any person is hereby authorized to rely thereon.

      THIS ASSIGNMENT, including the covenants, warranties, powers and other provisions herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Mortgage, and shall be binding upon Assignor, its heirs, successors and assigns, including any subsequent lessee under the Resorts Lease.

      IN WITNESS WHEREOF, Assignor has executed this instrument the day and year first above written.


Attest witness:               ATLANTIC CITY SHOWBOAT, INC.,
                                 a New Jersey corporation

/s/ Luther G. Anderson        By: /s/ Herbert R. Wolfe
Luther G. Anderson            Name: Herbert R. Wolfe
Assistant Secretary           Title: President/CEO

STATE OF NEW JERSEY      )
                         ) ss:
COUNTY OF ATLANTIC       )

      On this 2nd day of August, 1995, before me, the undersigned, personally appeared Herbert R. Wolfe, the President/ CEO of Atlantic City Showboat, Inc., who, I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, sealed with the corporate seal, and delivered the same in (his/her) capacity as such officer and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.


                                   /s/ Denise L. Perrone
                                   Notary Public

                          SCHEDULE "A"

DESCRIPTION OF THE LAND

PREMISES A

ALL THAT CERTAIN lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

Beginning at a point in the southerly line of Pacific Avenue (50.00 feet wide), South 62 degrees, 32 minutes, 00 seconds West,
266.00 feet from the westerly line of New Jersey Avenue (50.00 feet wide), said beginning point being in the division line between Lots 140 and 144.05 in Block 13 as shown on the Atlantic City Tax Map, and extending from said beginning point; thence

1. South 27 degrees, 38 minutes, 00 seconds East, in and along said division line, parallel with New Jersey Avenue, 1432.20 feet to the Interior or Inland Line of the Public Park;
     thence

2. Southwestwardly in and along same in the arc of a circle curving to the right having a radius of 1102.57 feet, the arc length of 8.94 feet to a point of tangent; thence

3. Continuing in and along same, South 59 degrees, 24 minutes, 40 seconds West, 308.53 feet to the easterly line of Lot
     128.03; thence

4. North 27 degrees, 28 minutes, 00 seconds West in and along same, parallel with New Jersey Avenue, 1369.53 feet to a point in the southerly line of Lot 130; thence

5.   North 62 degrees, 32 minutes, 00 seconds East, parallel with
     Pacific Avenue, 25.00 feet to a point in the easterly line of Lot 129.02; thence

6. North 27 degrees, 28 minutes, 00 seconds West, in and along same, parallel with New Jersey Avenue, 80.00 feet to the southerly line of Pacific Avenue, said point being North 62 degrees, 32 minutes, 00 seconds East, 577.00 feet from the easterly line of Virginia Avenue (80.00 feet wide); thence

7. North 62 degrees, 32 minutes, 00 seconds East in and along the southerly line of Pacific Avenue, 292.00 feet to the point and place of beginning.

TOGETHER WITH the following non-exclusive easements:

1. A non-exclusive easement for the construction, repair, maintenance and use of the Common Facilities (as defined in the Ground Lease).

2. A non-exclusive easement over, upon and across the Pedestrian Passageway (as defined in the Ground Lease), together with the 17-Foot Egressway, the Service Road and the Service Road Extension (as such terms are defined in the Ground Lease), as shown on a survey made by Arthur W. Ponzio Co. and Associates, Inc. dated December 30, 1986 and being more particularly described as Parcels A, B and C, respectively, attached hereto.

SUBJECT to a portion of the fifty-foot wide service easement lying within the Land and more particularly described as Parcel D attached hereto.

BEING  Block  13, Lot 140, Tax Map of the City of Atlantic  City,
New Jersey.

PARCEL A

DESCRIPTION OF THE SEVENTEEN-FOOT WIDE EGRESSWAY AT GRADE BETWEEN
THE SERVICE ROAD AND THE BOARDWALK.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 535.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 582.45 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degrees 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of
     17.03 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 583.38 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL B

DESCRIPTION OF THE FIFTY-FOOT WIDE SERVICE ROAD

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the southerly side of Pacific Avenue (60 feet wide), said point being distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 86.00 feet; thence

2.   South  07 degrees 48 minutes 46 seconds East, a distance  of
     74.33 feet; thence

3.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 712.00 feet, to a point distant 868.00 feet south of the southerly line of Pacific
     Avenue when measured at right angles thereto; thence

4.   South  62 degrees 32 minutes 00 seconds West, parallel  with
     Pacific Avenue, a distance of 50.00 feet; thence

5.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 720.66 feet; thence

6.   North  07 degrees 48 minutes 46 seconds West, a distance  of
     74.33 feet; thence

7.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 77.34 feet to the southerly line of Pacific Avenue; thence

8.   North  62  degrees 32 minutes 00 seconds East, in and  along the  southerly line of Pacific Avenue, a distance  of  50.00 feet to the point and place of BEGINNING.

PARCEL C

DESCRIPTION  OF  THE SEVENTEEN-FOOT WIDE FIRE  LANE  BETWEEN  THE
SERVICE ROAD AND THE BOARDWALK.

All that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 552.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 868.00 feet south of the southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 581.53 feet to the Inland or Interior Line of Public Park; thence

2. South 59 degrees 24 minutes 40 seconds West, in and along the Inland or Interior Line of Public Park, a distance of
     17.03 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 582.45 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 17.00 feet to the point and place of BEGINNING.

PARCEL D

DESCRIPTION  FOR THE EASEMENT FOR THAT PORTION OF THE  FIFTY-FOOT
WIDE SERVICE ROAD LYING WITHIN THE SHOWBOAT LANDS.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 577.00 feet east of the easterly line of Virginia Avenue (80 feet wide) and 80.00 feet south of the southerly line of Pacific Avenue (60 feet wide), and extending from said beginning point the following courses and distances:

1.   South  27 degrees 28 minutes 00 seconds East, parallel  with
     Virginia Avenue, a distance of 6.00 feet; thence

2.   South  07 degrees 48 minutes 46 seconds East, a distance  of
     74.23 feet; thence

3.   North  27 degrees 28 minutes 00 seconds West, parallel  with
     Virginia Avenue, a distance of 76.00 feet; thence

4.   North  62 degrees 32 minutes 00 seconds East, parallel  with
     Pacific Avenue, a distance of 25.00 feet to the point and place of BEGINNING.

PREMISES B

ALL THOSE CERTAIN, lots and parcels of land lying and being in the City of Atlantic City, County of Atlantic and State of New
Jersey, being more particularly described as follows:

TRACT 1

Beginning  at the intersection of the northerly line of  Atlantic
Avenue (100 feet wide), with the easterly line of Maryland Avenue
(50 feet wide), and extending from said beginning point; thence

1. North 27 degrees, 28 minutes, 00 seconds west in and along the easterly line of Maryland Avenue, 550.00 feet to the southerly line of Arctic Avenue (60 feet wide); thence

2. North 62 degrees, 32 minutes, 00 seconds east in and along same, 230.50 feet to the westerly line of lot 7 in block
     109; thence

3. South 27 degrees, 28 minutes, 00 seconds east in and along same, 105.00 feet to the north line of lot 68; thence

4. North 62 degrees, 32 minutes, 00 seconds east in and along same, 25.00 feet to the westerly line of lot 8; thence

5. North 27 degrees, 28 minutes, 00 seconds west in and along same, 105.00 feet to the southerly line of Arctic Avenue;
     thence

6. North 62 degrees, 32 minutes, 00 seconds east in and along same, 94.50 feet to the westerly line of Delaware Avenue (82 feet wide); thence

7. South 27 degrees, 28 minutes, 00 seconds east in and along same, 400.00 feet to the northerly line of lot 62; thence

8. South 62 degrees, 32 minutes, 00 seconds west in and along same, 60.00 feet to the easterly line of lot 61; thence

9. South 27 degrees, 28 minutes, 00 seconds east in and along same, 25.00 feet to the northerly line of lot 72; thence

10. South 62 degrees, 32 minutes, 00 seconds west in and along same, 40.00 feet to the westerly line of lot 61; thence

11. North 27 degrees, 28 minutes, 00 seconds west in and along same, 25.00 feet to the southerly line of lot 80; thence

12. South 62 degrees, 32 minutes, 00 seconds west in and along same, 7.00 feet to the easterly line of lot 74; thence

13. South 27 degrees, 28 minutes, 00 seconds east in and along same, 150.00 feet to the northerly line of Atlantic Avenue;
     thence

14. South 62 degrees, 32 minutes, 00 seconds west in and along same, 243.00 feet to the point and place of beginning.

BEING  KNOWN AS LOTS 97, 98, 71, 96, 38, 39, 74, 61, 35, 34,  33,
53,  54, 31, 30, 29, 28, 27, 68, 49, 48, 82, 81, 8, 6, 5, 10, 95,
94,  84, 83, 65, 66, 11, 69, 87, 88, 89, 63, 64, 90, 91, 86,  85,
15,  16,  17, 92, 93, 19, 20, 26, 75, 76, 77, 78, 79, 80 and  the
area of a former public alley in Block 109, Atlantic City Tax Map, Atlantic City, New Jersey.

TRACT II:

BEGINNING  at the intersection of the westerly line  of  Delaware
Avenue  (82 feet wide) with the northerly line of Atlantic Avenue
(100 feet wide), and extending from said beginning point; thence

1. South 62 degrees, 32 minutes, 00 seconds west in and along the northerly line of Atlantic Avenue, 71.10 feet to the easterly line of lot 47 in block 109; thence

2.   North  27 degrees, 28 minutes, 00 seconds in and along same,
     100.00 feet to the southerly line of lot 72; thence

3. North 62 degrees, 32 minutes, 00 seconds east in and along same and continuing in and along the southerly line of lot
     62, 71.10 feet to the westerly line of Delaware Avenue;

4. South 27 degrees, 28 minutes, 00 seconds east in and along same, 100.00 feet to the point and place of beginning.

BEING known as Lot 42 in Block 109 as shown on the Atlantic  City
Tax Map, Atlantic City, New Jersey.

RECITAL:

PREMISES A

BEING the same premises that were leased by Resorts International
Inc., a Delaware Corporation to Ocean Showboat Inc., a New Jersey
Corporation dated October 26, 1983 recorded January 18,  1984  in
Deed Book 3878 page 1.

ASSIGNMENT AND ASSUMPTION OF LEASE: by Ocean Showboat Inc., a New Jersey Corporation to Atlantic City Showboat Inc., a New Jersey Corporation to Atlantic City Showboat Inc., a New Jersey Corporation dated December 3, 1984 recorded December 24, 1984 in Deed Book 4004 page 310.

AMENDMENT  TO  SHORT  FORM LEASE: between  Resorts  International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New Jersey Corporation dated January 15, 1985 recorded August 16,
1985 in Deed Book 4107 page 141.

SECOND    AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat,  Inc.,  a  New Jersey Corporation dated  July  5,  1985 recorded November 25, 1985 in Deed Book 4158 page 221.

THIRD AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey Corporation dated October 28, 1985 recorded  November
25, 1985 in Deed Book 4158 page 227.

RESTATED  THIRD  AMENDMENT  TO LEASE AGREEMENT:  between  Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated October  28,  1985 recorded February 20, 1987 in Deed Book 4406 page 17.

FOURTH    AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated December 16,  1986 recorded February 20, 1987 in Deed Book 4406 page 37.

FIFTH AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey  Corporation dated March 2, 1987 recorded  March  23,
1987 in Deed Book 4421 page 10.

SIXTH AMENDMENT TO LEASE AGREEMENT: between Resorts International
Inc., a Delaware Corporation and Atlantic City Showboat, Inc.,  a
New  Jersey Corporation dated March 13, 1987 recorded  March  23,
1987 in Deed Book 4421 page 17.

SEVENTH   AMENDMENT   TO   LEASE   AGREEMENT:   between   Resorts
International  Inc.,  a Delaware Corporation  and  Atlantic  City
Showboat, Inc., a New Jersey Corporation dated October  18,  1988 recorded December 19, 1988 in Deed Book 4814 page 231.

EIGHTH  AMENDMENT  TO LEASE: between Resorts  International  Inc.
(Delaware  Corp.)  and Atlantic City Showboat  Inc.  (New  Jersey
Corp.) dated May 18, 1993 recorded May 18, 1993 in Deed Book  550 page 284.

RECITAL: (As To Fee Estate)

BEING the same premises which Resorts International, Inc. of New Jersey, a New Jersey Corporation by a deed dated October 28, 1986 and recorded on December 24, 1986 in Atlantic County in Deed Book 4366 page 214 granted and conveyed unto Resorts International, Inc., a Delaware Corporation in fee.

PREMISES B

Being  the same premises which Paul Harris by a deed dated  March
15,  1993 recorded March 17, 1993 in Atlantic County in Deed Book
5477 page 1 granted and conveyed unto Atlantic City Showboat Inc.
(N.J. Corp.) in fee.

BEING the same premises which the City of Atlantic City, a Municipal Corporation of the State of New Jersey by a deed dated February 28, 1994 recorded March 3, 1994 in Atlantic County in Deed Book 5616 page 145 granted and conveyed unto Atlantic City Showboat, Inc., in fee.

BEING the same premises which Paul Harris by a deed dated May 19,
1994  recorded May 27, 1994 in Atlantic County in Deed Book  5646 page 307 granted and conveyed unto Atlantic City Showboat Inc., a New Jersey Corporation in fee.

ALSO including that portion of an alleyway (off Delaware Avenue) that became vested in Atlantic City Showboat Inc. (NJ Corp.) by virtue of Vacation Ordinance No. 82 of 1993 filed on September 9,
1994 in Vacation Book 17 page 91.

       INTERCREDITOR AGREEMENT FOR PARI PASSU INDEBTEDNESS
               RELATING TO ATLANTIC CITY SHOWBOAT


      INTERCREDITOR AGREEMENT, dated July 14, 1995, among Showboat, Inc., a Nevada corporation (the "Company"), Atlantic City Showboat, Inc., a New Jersey corporation, ("ACSI"), IBJ Schroder Bank & Trust Company (the "Trustee") and NatWest Bank, N.A., (the "Lender"). The term "Collateral" as used herein means the following: all of the properties and assets in which the Trustee has a lien or security interest pursuant to the Indenture (as defined below) or any other Related Document, in which the Company has a lien or security interest pursuant to the ACSI Intercompany Note (as hereinafter defined), and which properties and assets are to be subject to a lien or security interest in favor of the Lender of the priority specified in this Intercreditor Agreement.

        WHEREAS, the Company has issued its 9-1/4% First Mortgage Bonds due May 1, 2008 (the "First Mortgage Bonds") under that certain indenture, (the "Indenture"), dated as of May 18, 1993, among the Company, Ocean Showboat, Inc., ACSI, and Showboat Operating Company, as guarantors, and the Trustee, as amended or supplemented from time to time;

      WHEREAS, the First Mortgage Bonds are secured by, INTER ALIA a Deed of Trust, Assignment of Rents and Security Agreement (the "Deed of Trust") in favor of Trustee on certain real property situated in the City of Las Vegas, County of Clark, State of Nevada and assets of the Company and are guaranteed by ACSI (the "Guaranty") and such guaranty is secured by a Leasehold Mortgage, Assignment of Rents and Security Agreement (the
"Leasehold Mortgage") on the Showboat Hotel Casino in Atlantic City, New Jersey (the "Atlantic City Showboat");

      WHEREAS, ACSI has issued an intercompany note ("the ACSI Intercompany Note") in favor of the Company in the principal amount of $215,000,000 representing a loan made to ACSI by the Company with the proceeds from the sale of the First Mortgage Bonds;

      WHEREAS, the ACSI Intercompany Note is secured by a Leasehold Mortgage, Assignment of Rents and Security Agreement
(the "Intercompany Leasehold Mortgage," and together with the Leasehold Mortgage, collectively the "Leasehold Mortgages") on the Atlantic City Showboat;

      WHEREAS, the Company has collaterally assigned all of its interest in the ACSI Intercompany Note and the Intercompany
Leasehold Mortgage to the Trustee as security for the Company's obligations under the First Mortgage Bonds;

      WHEREAS, the Company and ACSI propose to provide the Lender with a lien or security interest in the Collateral as security for Indebtedness of the Company and ACSI as guarantor thereof;

      WHEREAS, it has been agreed by the Trustee, that the Company and its Subsidiaries, subject to the terms and provisions of the Indenture, be permitted to obtain additional financing from other lenders to finance the costs of various improvements and for other purposes;

      WHEREAS, the Indenture permits the Company and its Subsidiaries, subject to certain limitations, to create or cause to be created additional liens and security interests in the Collateral in favor of Persons other than the Trustee and the
Company which will have equal priority with the lien of the Leasehold Mortgages or any other applicable Related Document pursuant to an Intercreditor Agreement and requires the Trustee and the Company, upon fulfillment of certain conditions precedent, to execute and deliver an Intercreditor Agreement in substantially the form hereof to the holder of the Indebtedness to be secured by such additional liens and security interests (or such holder's agent, trustee or other authorized representative);

      WHEREAS, the Company and/or ACSI have entered into a Revolving Note, Loan and Guaranty Agreement, In PARI PASSU Leasehold Mortgage, Assignment of Rents and Security Agreement, In PARI PASSU Deed of Trust, Assignment of Rents and Security Agreement, In PARI PASSU Assignment of Leases and Rents and certain other documents and agreements all of even date herewith, providing for the grant to the Lender of liens, mortgages and security interests in certain of the property and assets constituting the Collateral (" Lender's Documents") (the property and assets constituting the Collateral in which each of the Trustee, the Company and the Lender have obtained liens, mortgages or security interests being referred to herein as the "PARI PASSU Collateral");

      WHEREAS, the aggregate outstanding principal amount of the First Mortgage Bonds at the date hereof is $275,000,000.00;

      WHEREAS, the aggregate outstanding principal amount of the ACSI Intercompany Note at the date hereof is $215,000,000.00;

      WHEREAS,   the  maximum   aggregate  principal  amount   of
Indebtedness to be provided by Lender is $25,000,000.00;

      WHEREAS, the parties hereto desire to set forth their agreement as to the nature of priority of the liens, mortgages and security interests held by the Trustee, the Company and the Lender in the PARI PASSU Collateral and certain other matters related thereto.

      NOW, THEREFORE, in consideration of the mutual premises and agreements herein contained it is hereby agreed as follows:

      1. DEFINITIONS.- As used in this Agreement, the following terms have the meanings hereinafter set forth:

           "Bankruptcy  Code" means the United States  Bankruptcy
Code, 11 U.S.C. Sec. 101 et seq.

           "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

           "Bankruptcy Proceeding" means any proceeding commenced under any Bankruptcy Law.

           "PARI PASSU PARTIES" means, collectively, the Trustee and the Lender.

           All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.

      2. LIEN ACKNOWLEDGMENT. (a) The Trustee hereby agrees that each lien, mortgage, and security interest of the Trustee in the property and assets constituting the PARI PASSU Collateral pursuant to the Indenture and Related Documents to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $275,000,000.00), shall be equal in priority with (i) each lien, mortgage or security interest of the Company in the property and assets constituting the PARI PASSU Collateral pursuant to the Intercompany Leasehold Mortgage, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $215,000,000.00) (which represents the principal amount of Indebtedness under the ACSI Intercompany Note on the date of this Intercreditor Agreement) and (ii) each lien, mortgage, or security interest of the Lender in the property and assets constituting the PARI PASSU Collateral pursuant to the Lender's Documents, to the extent of the obligations secured by such liens, mortgages or security interests (provided that the aggregate principal amount of the indebtedness secured by such liens, mortgages or security interests shall not exceed the lesser of $25,000,000.00 or the principal amount extended by Lender under the Lender's Documents and not repaid by the Company and/or ACSI (which represents the principal amount of Indebtedness to be provided by Lender's Documents).

           (b) The Company hereby agrees that each lien, mortgage or security interest of the Company in the property and assets constituting the PARI PASSU Collateral pursuant to the Intercompany Leasehold Mortgage, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $215,000,000.00) (which represents the principal amount of Indebtedness under the ACSI Intercompany Note on the date of this Intercreditor Agreement), shall be equal in priority with, (i) each lien, mortgage or security interest of the Trustee in the property and assets constituting the PARI PASSU Collateral pursuant to the Deed of Trust and the Related Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $275,000,000.00) (which represents the principal amount of Indebtedness under the Indenture on the date of this Intercreditor Agreement) and (ii) each lien, mortgage, or security interest of the Lender in the property and assets constituting the PARI PASSU Collateral pursuant to the Lender's Documents, to the extent of the obligations secured by such liens, mortgages or security interests (provided that the aggregate principal amount of the indebtedness secured by such liens, mortgages or security interests shall not exceed the lesser of $25,000,000.00 or the principal amount extended by Lender under the Lender's Documents and not repaid by the Company and/or ACSI) (which represents the principal amount of Indebtedness to be provided by Lender's Documents).

           (c) The Lender hereby agrees that each lien, mortgage or security interest of the Lender in the property and assets constituting the PARI PASSU Collateral pursuant to the Lender's Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of the Indebtedness secured by such lien, mortgage or security interest shall not exceed the lesser of $25,000,000.00 or the principal amount extended by Lender under the Lender's Documents and not repaid by the Company and/or ACSI (which represents the principal amount of Indebtedness to be provided by Lender's Documents) shall be equal in priority with
(i) each lien, mortgage or security interest of the Trustee in the property and assets constituting the PARI PASSU Collateral pursuant to the Deed of Trust and the Related Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $275,000,000.00) (which represents the principal amount of Indebtedness under the Indenture on the date of this Intercreditor Agreement) and (ii) each lien, mortgage, or security interest of the Company in the property and assets constituting the PARI PASSU Collateral pursuant to the Intercompany Leasehold Mortgage, to the extent of the obligations secured by such lien, mortgage, or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $215,000,000.00) (which represents the principal amount of Indebtedness under the ACSI Intercompany Note on the date of this Intercreditor Agreement).

      3. LIEN PRIORITY. The priorities of the liens, mortgages or security interests established, altered or specified herein are applicable irrespective of:

                  (i)     the  time  or  order  of  attachment or
          perfection thereof;

                  (ii)    the method of perfection;

                  (iii)   the  time   or  order  of   filing   or
          recording  of   financing   statements,  mortgages   or
          other instruments; or

                  (iv) any amendments to the liens, mortgages or security interests established, altered or specified herein, provided that such amendments do not alter the aggregate principal amount of the Indebtedness secured by such lien, mortgage or security interest; and

                  (v)     the   time  or  order  of  foreclosure,
          taking of possession or the exercise of any remedy;

PROVIDED, HOWEVER that the priorities of any liens, mortgages or security interests which are not established, altered or specified herein shall be unaffected and shall exist and continue in accordance with applicable law. The agreements in paragraph 2 hereof are solely for the purpose of establishing the relative priorities of the interests of the PARI PASSU Parties in the PARI PASSU Collateral and shall not inure to the benefit of any other Person.

      4. CONTROLLING PARTY. The PARI PASSU Party or Parties holding a majority in principal amount of Indebtedness of the Company and ACSI secured by the PARI PASSU Collateral (the "Controlling Party") shall have the sole right, without the affirmative consent of any of the other PARI PASSU Parties (the "Minority Party"), and on behalf of itself and each PARI PASSU Party, to (i) request to take any action, or fail to request to take any action, to enforce or exercise any right or remedy with respect to the PARI PASSU Collateral and to foreclose upon, collect, dispose of the PARI PASSU Collateral or any portion thereof; and (ii) exercise any right or remedy, or decline to exercise any right or remedy, with respect to the PARI PASSU Collateral in any Bankruptcy Proceeding, including, without limitation, any right of election under Sections 1111(b) or 365(h) of the Bankruptcy Code, any other rights of election, determinations, proofs of claims or other rights or remedies in connection with any Bankruptcy Proceeding; PROVIDED that each Minority Party shall have the right to file its own proof(s) of claim in any Bankruptcy Proceeding; and PROVIDED FURTHER that the Company agrees that irrespective of the amount of Indebtedness of ACSI held by the Company, it shall not be a Controlling Party hereunder and the Company and the Lender agree that the Trustee shall act as the Controlling Party on behalf of the Company in the event that the

Company would be the Controlling Party hereunder except for the operation of this clause.

      5. MINORITY PARTY AGREEMENTS. In accordance with paragraph 4 hereof, the Minority Party agrees (regardless of whether any individual PARI PASSU Party agrees, disagrees or abstains with respect to any action or failure to act by the Controlling Party) that the Controlling Party shall have the authority to act or fail to act, as it deems necessary in its sole discretion, with respect to the rights and remedies of all of the PARI PASSU Parties and that the Controlling Party shall have no liability for acting or failing to act (provided such action or failure to act does not conflict with the express terms of this Agreement). Each PARI PASSU Party further acknowledges and agrees that, until the obligations under the Indenture and the Guaranty are no longer outstanding, the only right of such PARI PASSU Party with respect to the PARI PASSU Collateral is to be secured by the PARI PASSU Collateral as and to the extent provided in its respective loan document or agreement and as provided herein and to receive a share of the proceeds of the PARI PASSU Collateral, if any, to the extent provided under paragraph 6 hereof; PROVIDED HOWEVER that, until the obligations under the Indenture and the Guaranty are no longer outstanding, in no event shall any rights or benefits accorded any PARI PASSU Party include any right to challenge, contest or dispute any action taken or not taken, by the Controlling Party, the Collateral Agent (as hereinafter defined) or any other PARI PASSU Party in accordance with this Agreement, and, until the obligations under the Indenture and the Guaranty are no longer outstanding, in no event shall the security interest granted to the Lender under this Agreement entitle any PARI PASSU Party to enforce its respective rights in respect of the PARI PASSU Collateral except through the Controlling Party and the Collateral Agent (as hereinafter defined) in accordance with this Agreement. In addition, the Minority Party agrees that it
(i) shall not attack nor challenge the validity, perfection or priority of the Controlling Party's lien with respect to the PARI PASSU Collateral; (ii) will release all liens, mortgages and security interests in all or any portion of the PARI PASSU Collateral (to the extent of its respective interest therein) in the event that the Controlling Party elects to sell all or any portion of the PARI PASSU Collateral in exercising any right or remedy with respect to the PARI PASSU Collateral; and (iii) waives any right of election it may have under Sections 1111(b) or 365(h) of the Bankruptcy Code, or any other rights of election, determinations, proofs of claims or other rights or remedies in connection with any Bankruptcy Proceeding with respect to the PARI PASSU Collateral.

      6. ALLOCATION OF PAYMENTS. The PARI PASSU Parties each agree that all money or funds collected with respect to the PARI PASSU Collateral (including, without limitation, any net condemnation proceeds or other awards, insurance or other loss recoveries which are required or permitted under each of the documents and agreements governing the PARI PASSU Collateral, and any property (real and personal) and any amounts in respect of any deficiency recoveries) in connection with the enforcement or exercise of any right or remedy with respect to the PARI PASSU Collateral following the acceleration of the Indebtedness of ACSI to any of the PARI PASSU Parties, shall be directed to a collateral agent appointed by the Controlling Party on behalf of all of the PARI PASSU Parties (the "Collateral Agent"), which Collateral Agent shall be instructed by the Controlling Party to distribute such money, funds or  other  property in the  following  order  of  priority:
FIRST: to the payment to each PARI PASSU Party in respect of all reasonable expenses in connection with the collection or realization of such cash or funds or the administration of this Agreement in connection with the collection or realization of such cash or funds; SECOND: to each such PARI PASSU Party a proportion of such remaining money or funds as the total outstanding obligations secured by a lien, mortgage or security interest on the PARI PASSU Collateral held by such PARI PASSU Party bears to the total amount of outstanding obligations secured by liens, mortgages or security interests on the PARI PASSU Collateral held by all PARI PASSU Parties until all such secured obligations of such PARI PASSU Party have been paid in full (disregarding any reduction of any such secured obligations arising or occurring because of a foreclosure sale or the exercise of any other right or remedy with respect to the PARI PASSU Collateral); provided, however, that in no event shall the principal amount received by the Trustee with respect to the Guaranty and the ACSI Intercompany Note exceed $275,000,000;
THIRD: to the Trustor under the Leasehold Mortgages or other obligor under any other applicable Related Document or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

      7. ENFORCING RIGHTS. Each PARI PASSU Party agrees not to take any action whatsoever to enforce any term or provision of its respective security document or this Agreement or to enforce any of its rights in respect of the PARI PASSU Collateral, except through the Controlling Party in accordance with paragraphs 5 and 6 hereof; PROVIDED HOWEVER that this Agreement shall not prevent any PARI PASSU Party from enforcing or exercising any right or remedy with respect to the PARI PASSU Collateral granted to it by its respective documents and agreements to the extent that such enforcement or exercise of rights or remedies does not impair the security interest of the Controlling Party or any other PARI
PASSU Party in the PARI PASSU Collateral; nor shall this Agreement grant any of the PARI PASSU Parties any right or remedy under the documents or agreements of the other PARI PASSU Parties.

      8. DISTRIBUTIONS. The Company, ACSI, the Trustee and the Lender each agree that if any PARI PASSU Party receives any money, funds or other property that are distributed pursuant to paragraph 7 above (or any similar provision in any other Intercreditor Agreement substantially in the form of this Agreement), such money, funds or other property shall not discharge any secured obligation held by the Person receiving such money, funds or other property to the extent such money, funds or other property were distributed to any other Person. In the event that any payment in respect of, or distribution of, the PARI PASSU Collateral, of any kind or character, whether in cash, property or securities, shall be received by any PARI PASSU Party before all Indebtedness secured by PARI PASSU Collateral is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, the PARI PASSU Parties in accordance with paragraph 6 above.

      9. COMMUNICATIONS TO THE COMPANY AND ACSI. Each of the PARI PASSU Parties agrees to transmit to the Controlling Party a copy of any communication sent by such PARI PASSU Party to the Company, ACSI or any other Person (contemporaneously with the transmittal of any such communication) with respect to any event of default, any acceleration of Indebtedness, or any notice of sale of any PARI PASSU Collateral as a result of a default. The Controlling Party will then transmit a copy of same to the other PARI PASSU Parties. Any failure by any PARI PASSU Party to furnish a notice pursuant to this paragraph 9 shall in no way diminish the rights of such party hereunder.

      10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to its choice of law provisions, and shall be binding upon and inure to the benefit of the PARI PASSU Parties, and their respective successors, designees and assigns.


      11. DEFINED TERMS. All terms used herein which are defined in the New Jersey Uniform Commercial Code shall have the meanings therein stated, unless the context otherwise requires.

      12. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be given by personal delivery or United States mail, first class, registered or certified, postage prepaid, return receipt requested, addressed to the parties at the addresses indicated on the signature pages hereof. Each such notice or other communication shall be deemed given on (a) the date of receipt of personal delivery thereof, or (b) if not by mail (as aforesaid), the date which is three (3) business days after such communication is deposited in the mail (postage prepaid as aforesaid). Any party may change its address for notice by notice to the other parties hereto in accordance with the foregoing.

      13. FURTHER ASSURANCES. Each of the PARI PASSU Parties (including the Trustee), upon the request of any PARI PASSU Party, shall execute and deliver and cause to be recorded with the appropriate authorities an Intercreditor Agreement substantially in the form of this Agreement, which Intercreditor Agreement shall be effective if and only if all PARI PASSU Parties shall have executed and delivered the same or a counterpart thereof. Simultaneously with the repayment or other discharge of Indebtedness secured by any PARI PASSU Collateral, the PARI PASSU Party whose Indebtedness is so repaid or discharged shall execute and deliver such instruments as may be reasonably required by any of the other PARI PASSU Parties to release or extinguish such PARI PASSU Party's interest in the PARI PASSU Collateral.

      14. LIABILITY. No PARI PASSU Party shall be liable to any other PARI PASSU Party for any action taken by it, including the payment of any monies hereunder, in connection with this Agreement, provided the same was taken in good faith and did not constitute gross negligence or willful misconduct.

      15. AMENDMENTS. Each PARI PASSU Party shall have the right to alter or amend its respective loan agreements and documents and to release or take additional collateral pursuant thereto. Nothing in this agreement is intended to alter or amend the obligations of any PARI PASSU Party with respect to the Company or any of its Subsidiaries under its respective loan agreements and documents. Nothing herein is intended to confer upon the Company or any of its Subsidiaries any right or benefit with respect to any PARI PASSU Party and the Company and its Subsidiaries hereby acknowledge that they have no right to enforce the terms hereunder against any PARI PASSU Party. Their signatures hereto are merely to acknowledge this agreement, which is for the sole benefit of the PARI PASSU Parties.

      16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      17. SEVERABILITY. In the event any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof which may be unenforceable shall be deemed severed from this Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been made a part hereof.

      IN  WITNESS  WHEREOF,  the Company, ACSI,  Lender  and  the
Trustee, as trustee, have caused this Agreement to be duly executed as of the date first above written.

                             COMPANY:

ATTEST:                      SHOWBOAT, INC., a Nevada corporation
                             2800 Fremont Street
                             Las Vegas, Nevada 89104

/s/ John N. Brewer           By: /s/ R. Craig Bird
    Assistant Secretary

                             ACSI:

                             ATLANTIC CITY SHOWBOAT, INC., a  New
                             Jersey corporation
                             801 Boardwalk
                             Atlantic City, NJ 08401

/s/ John N. Brewer           By: /s/ Herbert R. Wolfe
    Assistant Secretary

                             LENDER:

                             NATWEST BANK, N.A.
                             1300 Atlantic Avenue
                             Atlantic City, New Jersey 08401

/s/ Susan D. Hanratty        By: /s/ John T. Harrison
    Attorney at Law of          John T. Harrison
    New Jersey                  Vice President

                             TRUSTEE:

                             IBJ SCHRODER BANK & TRUST COMPANY
                             One State Street
                             New York, New York  10004

/s/ Susan Lavelle            By: /s/ Max Volman
    Assistant Secretary         Max Volman
                                Vice President

     INTERCREDITOR AGREEMENT FOR PARI PASSU INDEBTEDNESS
                 RELATING TO LAS VEGAS SHOWBOAT



      INTERCREDITOR AGREEMENT, dated July 14, 1995, among IBJ Schroder Bank & Trust Company as trustee (the "Trustee") under the Indenture (as hereinafter defined), Showboat, Inc., a Nevada corporation (the "Company"), and NatWest Bank, N.A. (the "Lender"). The term "Collateral" as used herein means the following: all of the property, real and personal, and other assets of the Company in which the Trustee has a lien or security interest pursuant to the Indenture or any other Related Document.

      WHEREAS, the Company has issued its 9-1/4% First Mortgage Bonds due May 1, 2008 (the "First Mortgage Bonds") under that certain indenture, (the "Indenture"), dated as of May 18, 1993, among the Company, Ocean Showboat, Inc., Atlantic City Showboat, Inc. ("ACSI"), and Showboat Operating Company, as guarantors, and the Trustee, as amended or supplemented from time to time;

      WHEREAS, the First Mortgage Bonds are secured by, INTER ALIA, a Deed of Trust, Assignment of Rents and Security Agreement (the "Deed of Trust") on the Showboat Hotel, Casino and Bowling Center in Las Vegas, Nevada (the "Las Vegas Showboat") and other assets of the Company;

      WHEREAS, the Company proposes to provide the Lender with a lien or security interest in the Collateral as security for Indebtedness of the Company;

     WHEREAS, it has been agreed by the Trustee, that the Company and its Subsidiaries, subject to the terms and provisions of the Indenture, be permitted to obtain additional financing from other lenders to finance the costs of various improvements and for other purposes;

      WHEREAS, the Indenture permits the Company, subject to certain limitations, to create or cause to be created additional liens and security interests in the Collateral in favor of Persons other than the Trustee and the Company which will have equal priority with the lien of the Deed of Trust or any other applicable Related Document pursuant to an Intercreditor Agreement and requires the Trustee and the Company, upon fulfillment of certain conditions precedent, to execute and deliver an Intercreditor Agreement in substantially the form hereof to the holder of the Indebtedness to be secured by such additional liens and security interests (or such holder's agent, trustee or other authorized representative);

      WHEREAS, the Company and/or ACSI have entered into a Revolving Note, Loan and Guaranty Agreement, In PARI PASSU Leasehold Mortgage, Assignment of Rents and Security Agreement, In PARI PASSU Deed of Trust, Assignment of Rents and Security

Agreement, In PARI PASSU Assignment of Leases and Rents and certain other documents and agreements all of even date herewith, providing for the grant to the Lender of liens, mortgages and security interests in certain of the property and assets constituting the Collateral (" Lender's Documents") (the property and assets constituting the Collateral in which each of the Trustee, the Company and the Lender have obtained liens, mortgages or security interests being referred to herein as the "PARI PASSU Collateral");

      WHEREAS, the aggregate outstanding principal amount of the First Mortgage Bonds at the date hereof is $275,000,000.00;

      WHEREAS, the parties hereto desire to set forth their agreement as to the nature of priority of the liens, mortgages and security interests held by the Trustee and the Lender in the PARI PASSU Collateral and certain other matters related thereto;

      NOW, THEREFORE, in consideration of the mutual premises and agreements herein contained it is hereby agreed as follows:

      1. DEFINITIONS. As used in this Agreement, the following terms have the meanings hereinafter set forth:

           "Bankruptcy  Code" means the United States  Bankruptcy
Code, 11 U.S.C Sec. 101 et seq.

           "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

           "Bankruptcy Proceeding" means any proceeding commenced under any Bankruptcy Law.

           "PARI PASSU Parties means, collectively, the Trustee and the Lender.

           All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed in such terms in the Indenture.

      2. LIEN ACKNOWLEDGMENT. (a) The Trustee hereby agrees that each lien, mortgage, and security interest of the Trustee in the property and assets constituting the PARI PASSU Collateral pursuant to the Deed of Trust and the Related Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $275,000,000.00), shall be equal in priority with each lien, mortgage, or security interest of the Lender in the property and assets constituting the PARI PASSU Collateral pursuant to the Lender's Documents, to the extent of the obligations secured by such liens, mortgages or security interests (provided that the aggregate principal amount of the Indebtedness secured by such liens, mortgages or security interests shall not exceed the lesser of $25,000,000.00 or the principal amount extended by Lender to the Company under the Lender's Documents and not repaid by the Company or ACSI).

           (b) The Lender hereby agrees that each lien, mortgage or security interest of the Lender in the property and assets constituting the PARI PASSU Collateral pursuant to the Lender's Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of the Indebtedness secured by such lien, mortgage or security interest shall not exceed the lesser of $25,000,000.00 or the principal amount extended by Lender under the Lender's Documents and not repaid by the Company and/or ACSI ) shall be equal in priority with each lien, mortgage or security interest of the Trustee in the property and assets constituting the PARI PASSU Collateral pursuant to the Deed of Trust and the Related Documents, to the extent of the obligations secured by such lien, mortgage or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage or security interest shall not exceed $275,000,000.00.

      3. LIEN PRIORITY. The priorities of the liens, mortgages or security interests established, altered or specified herein are applicable irrespective of:

                (i)   the   time   or  order  of  attachment   or
                      perfection thereof;

                (ii)  the method of perfection;

                (iii) the time or order of filing or recording of
                      financing statements, mortgages or other instruments; or

                (iv) any amendments to the liens, mortgages or security interest established, altered or specified herein, provided that such amendment does not alter the aggregate principal amount of the Indebtedness secured by such lien, mortgage or security interest; and

                (v) the time or order of foreclosure, taking of possession or the exercise of any remedy;

PROVIDED, HOWEVER, that the priorities of any liens, mortgages or security interests which are not established, altered or specified herein shall be unaffected and shall exist and continue in accordance with applicable law. The agreements in paragraph 2 hereof are solely for the purpose of establishing the relative priorities of the interests of the PARI PASSU Parties in the PARI PASSU Collateral and shall not inure to the benefit of any other Person.

      4. CONTROLLING PARTY. The PARI PASSU Party or Parties holding a majority in principal amount of Indebtedness of the Company secured by the PARI PASSU Collateral (the "Controlling Party") shall have the sole right, without the affirmative consent of any of the other PARI PASSU Parties (the "Minority Party"), and on behalf of itself and each PARI

PASSU Party, to (i) request to take any action, or fail to request to take any action, to enforce or exercise any right or remedy with respect to the PARI PASSU Collateral and to foreclose upon, collect, dispose of the PARI PASSU Collateral or any portion thereof; and (ii) exercise any right or remedy, or decline to exercise any right or remedy, with respect to the PARI PASSU Collateral in any Bankruptcy Proceeding, including, without limitation, any right of election under Sections 1111(b) or 365(h) of the Bankruptcy Code, any other rights of election, determinations, proofs of claims or other rights or remedies in connection with any Bankruptcy Proceeding; PROVIDED that each Minority Party shall have the right to file its own proof(s) of claim in any Bankruptcy Proceeding.

      5. MINORITY PARTY AGREEMENTS. In accordance with paragraph 4 hereof, the Minority Party agrees (regardless of whether any individual PARI PASSU Party agrees, disagrees or abstains with respect to any action or failure to act by the Controlling Party) that the Controlling Party shall have the authority to act or fail to act, as it deems necessary in its sole discretion, with respect to the rights and remedies of all of the PARI PASSU Parties and that the Controlling Party shall have no liability for acting or failing to act (provided such action or failure to act does not conflict with the express terms of this Agreement). Each PARI PASSU Party further acknowledges and agrees that, until the obligations under the Indenture are no longer outstanding, the only right of such PARI PASSU Party with respect to the PARI PASSU Collateral is to be secured by the PARI PASSU Collateral as and to the extent provided in its respective loan document or agreement and as provided herein and to receive a share of the proceeds of the PARI PASSU Collateral, if any, to the extent provided under paragraph 6 hereof; PROVIDED, HOWEVER, that, until the obligations under the Indenture are no longer outstanding, in no event shall any rights or benefits accorded any PARI PASSU Party include any right to challenge, contest or dispute any action taken or not taken, by the Controlling Party, the Collateral Agent (as hereinafter defined) or any other PARI PASSU Party in accordance with this Agreement, and, until the obligations under the Indenture are no longer outstanding, in no event shall the security interest granted to the Lender under this Agreement entitle any PARI PASSU Party to enforce its respective rights in respect of the PARI PASSU Collateral except through the Controlling Party and the Collateral Agent (as hereinafter defined) in accordance with this Agreement. In addition, the Minority Party agrees that it (i) shall not attack nor challenge the validity, perfection or priority of the Controlling Party's lien with respect to the PARI PASSU Collateral; (ii) will release all liens, mortgages and security interests in all or any portion of the PARI PASSU Collateral (to the extent of its respective interest therein) in the event that the Controlling Party elects to sell all or any portion of the PARI PASSU Collateral in exercising any right or remedy with respect to the PARI PASSU Collateral; and (iii) waives any right of election it may have under Sections 1111(b) or 365(h) of the Bankruptcy Code, or any other rights of election, determinations, proofs of claims or other rights or remedies in connection with any Bankruptcy Proceeding with respect to the PARI PASSU Collateral.

      6. ALLOCATION OF PAYMENTS. The PARI PASSU Parties each agree that all money or funds collected with respect to the PARI PASSU Collateral (including; without limitation, any net condemnation proceeds or other awards, insurance or other loss recoveries which

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are  required  or  permitted  under  each  of  the  documents and agreements governing the PARI PASSU Collateral, and any property (real and personal) and any amounts in respect of any deficiency recoveries) in connection with the enforcement or exercise of any right or remedy with respect to the PARI PASSU Collateral following the acceleration of the Indebtedness of the Company to any of the PARI PASSU Parties, shall be directed to a collateral agent appointed by the Controlling Party on behalf of all of the PARI PASSU Parties (the "Collateral Agent"), which Collateral Agent shall be instructed by the Controlling Party to distribute such money, funds or other property in the following order of priority: FIRST: to the payment to each PARI PASSU Party in respect of all reasonable expenses in connection with the
collection  or  realization  of  such  cash  or  funds   or   the
administration   of  this  Agreement  in  connection   with   the
collection or realization of such cash or funds; SECOND: to each such PARI PASSU Party a proportion of such remaining money or funds as the total outstanding obligations secured by a lien, mortgage or security interest on the PARI PASSU Collateral held by such PARI PASSU Party bears to the total amount of outstanding obligations secured by liens, mortgages or security interests on the PARI PASSU Collateral held by all PARI PASSU Parties until all such secured obligations of such PARI PASSU Party have been paid in full (disregarding any reduction of any such secured obligations arising or occurring because of a foreclosure sale or the exercise of any other right or remedy with respect to the PARI PASSU Collateral); THIRD: to the Trustor under the Deed of Trust or other obligor under any other applicable Related Document or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

      7. ENFORCING RIGHTS. Each PARI PASSU Party agrees not to take any action whatsoever to enforce any term or provision of its respective security document or this Agreement or to enforce any of its rights in respect of the PARI PASSU Collateral, except through the Controlling Party in accordance with paragraphs 5 and 6 hereof; PROVIDED, HOWEVER, that this Agreement shall not prevent any PARI PASSU Party from enforcing or exercising any right or remedy with respect to the PARI PASSU Collateral granted to it by its respective documents and agreements to the extent that such enforcement or exercise of rights or remedies does not impair the security interest of the Controlling Party or any other PARI PASSU Party in the PARI PASSU Collateral; nor shall this Agreement grant any of the PARI PASSU Parties any right or remedy under the documents or agreements of the other PARI PASSU Parties.

      8. DISTRIBUTIONS. The Company, the Trustee and the Lender each agree that if any PARI PASSU Party receives any money, funds or other property that are distributed pursuant to paragraph 7 above (or any similar provision in any other Intercreditor Agreement substantially in the form of this Agreement), such money, funds or other property shall not discharge any secured obligation held by the Person receiving such money, funds or other property to the extent such money, funds or other property were distributed to any other Person. In the event that any payment in respect of, or distribution of, the PARI PASSU Collateral, of any kind or character, whether in cash, property or securities, shall be received by any PARI PASSU Party before all Indebtedness secured by PARI PASSU Collateral is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, the PARI PASSU Parties in accordance with paragraph 6 above.

      9. COMMUNICATIONS. Each of the PARI PASSU Parties agrees to transmit to the Controlling Party a copy of any communication sent by such PARI PASSU Party to the Company, or any other Person (contemporaneously with the transmittal of any such communication) with respect to any event of default, any acceleration of Indebtedness, or any notice of sale of any PARI PASSU Collateral as a result of a default. The Controlling Party will transmit a copy of said notice to the other PARI PASSU Parties. Any failure by any PARI PASSU Party to furnish a notice pursuant to this paragraph 9 shall in no way diminish the rights of such party hereunder.

      10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its choice of law provisions, and shall be binding upon and inure to the benefit of the PARI PASSU Parties, and their respective successors, designees and assigns.

      11. DEFINED TERMS. All terms used herein which are defined in the Nevada Uniform Commercial Code shall have the meanings therein stated, unless the context otherwise requires.

      12. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be given by personal delivery or United States mail, first class, registered or certified, postage prepaid, return receipt requested, addressed to the parties at the addresses indicated on the signature pages hereof. Each such notice or other communication shall be deemed given on (a) the date of receipt of personal delivery thereof, or (b) if not by mail (as aforesaid), the date which is three (3) business days after such communication is deposited in the mail (postage prepaid as aforesaid). Any party may change its address for notice by notice to the other parties hereto in accordance with the foregoing.

      13. FURTHER ASSURANCES. Each of the PARI PASSU Parties (including the Trustee), upon the request of any PARI PASSU Party, shall execute and deliver and cause to be recorded with the Clerk of Clark County, Nevada an Intercreditor Agreement substantially in the form of this Agreement, which Intercreditor Agreement shall be effective if and only if all PARI PASSU Parties shall have executed and delivered the same or a counterpart thereof. Simultaneously with the repayment or other discharge of Indebtedness secured by any PARI PASSU Collateral, the PARI PASSU Party whose Indebtedness is so repaid or discharged shall execute and deliver such instruments as may be reasonably required by any of the other PARI PASSU Parties to release or extinguish such PARI PASSU Party's interest in the PARI PASSU Collateral.

      14. LIABILITY. No PARI PASSU Party shall be liable to any other PARI PASSU Party for any action taken by it, including the payment of any monies hereunder, in connection

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with  this  Agreement, provided the  same was taken in good faith and did  not constitute gross negligence or willful misconduct.

      15. AMENDMENTS. Each PARI PASSU Party shall have the right to alter or amend its respective loan agreements and documents and to release or take additional collateral pursuant thereto. Nothing in this agreement is intended to alter or amend the obligations of any PARI PASSU Party with respect to the Company or any of its Subsidiaries under its respective loan agreements and documents. Nothing herein is intended to confer upon the Company or any of its Subsidiaries any right or benefit with respect to any PARI PASSU Party and the Company and its Subsidiaries hereby acknowledge that they have no right to enforce the terms hereunder against any PARI PASSU Party. Their signatures hereto are merely to acknowledge this agreement, which is for the sole benefit of the PARI PASSU Parties.

      16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      17. SEVERABILITY. In the event any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof which may be unenforceable shall be deemed severed from this Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been made a part hereof.

      IN WITNESS WHEREOF, the Trustee, the Company, Lender and the Trustee, as trustee, have caused this Agreement to be duly executed as of the date first above written.

ATTEST:                  SHOWBOAT, INC., a Nevada corporation
                         2800 Fremont Street
                         Las Vegas, Nevada 89104




/s/ John N. Brewer       By: /s/ R. Craig Bird
Assistant Secretary      Name:  R. Craig Bird
                         Title: Exec. VP Finance & Administration

                         IBJ SCHRODER BANK & TRUST COMPANY
                         One State Street
                         New York, New York  10004


/s/ Susan Lavelle        By: /s/ Max Volmar
Susan Lavelle            Name: Max Volmar
Assistant Secretary      Title: Vice President




                         NATWEST BANK, N.A.
                         1300 Atlantic Avenue
                         Atlantic City, New Jersey 08401


/s/ Susan D. Hanratty    By: /s/ John Harrison
Susan D. Hanratty        Name: John Harrison
Attorney at Law of       Title: Vice President
 New Jersey

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